GMO TRUST                                                             Prospectus
                                                                   June 30, 2004

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- U.S. Quality Equity Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Small Cap Value Fund
- Small Cap Growth Fund
- Real Estate Fund
- Tax-Managed U.S. Equities Fund
- Tax-Managed Small Companies Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund
- Emerging Country Debt Share Fund
- Short-Duration Investment Fund
- Alpha Only Fund
- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Asia Fund
- Tax-Managed International Equities Fund

ASSET ALLOCATION FUNDS
- Benchmark-Free Allocation Fund
- International Equity Allocation Fund
- Global Balanced Asset Allocation Fund
- Global (U.S.+) Equity Allocation Fund
- U.S. Sector Fund

Information about other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARIES OF FUND OBJECTIVES, PRINCIPAL INVESTMENT
  STRATEGIES, AND PRINCIPAL RISKS...........................     1
  U.S. Equity Funds.........................................     2
    U.S. Core Fund..........................................     2
    Tobacco-Free Core Fund..................................     4
    U.S. Quality Equity Fund................................     6
    Value Fund..............................................     8
    Intrinsic Value Fund....................................    10
    Growth Fund.............................................    12
    Small Cap Value Fund....................................    14
    Small Cap Growth Fund...................................    16
    Real Estate Fund........................................    18
    Tax-Managed U.S. Equities Fund..........................    20
    Tax-Managed Small Companies Fund........................    22
  International Equity Funds................................    24
    International Disciplined Equity Fund...................    24
    International Intrinsic Value Fund......................    26
    International Growth Fund...............................    28
    Currency Hedged International Equity Fund...............    30
    Foreign Fund............................................    32
    Foreign Small Companies Fund............................    34
    International Small Companies Fund......................    36
    Emerging Markets Fund...................................    38
    Emerging Countries Fund.................................    40
    Asia Fund...............................................    42
    Tax-Managed International Equities Fund.................    44
  Fixed Income Funds........................................    47
    Domestic Bond Fund......................................    48
    Core Plus Bond Fund.....................................    50
    International Bond Fund.................................    52
    Currency Hedged International Bond Fund.................    54
    Global Bond Fund........................................    56
    Emerging Country Debt Fund..............................    58
    Emerging Country Debt Share Fund........................    60
    Short-Duration Investment Fund..........................    62
    Alpha Only Fund.........................................    64
    Inflation Indexed Bond Fund.............................    66
  Asset Allocation Funds....................................    68
    Benchmark-Free Allocation Fund..........................    68
    International Equity Allocation Fund....................    70
    Global Balanced Asset Allocation Fund...................    72
    Global (U.S.+) Equity Allocation Fund...................    74
    U.S. Sector Fund........................................    76
DESCRIPTION OF PRINCIPAL RISKS..............................    78
MANAGEMENT OF THE TRUST.....................................    85
DETERMINATION OF NET ASSET VALUE............................    86
NAME POLICIES...............................................    88
HOW TO PURCHASE SHARES......................................    88
HOW TO REDEEM SHARES........................................    89
PURCHASE PREMIUMS AND REDEMPTION FEES.......................    90
MULTIPLE CLASSES............................................    92
DISTRIBUTIONS AND TAXES.....................................    93
FINANCIAL HIGHLIGHTS........................................    96
INVESTMENT BY CERTAIN FUNDS IN GMO SHORT-DURATION COLLATERAL
  FUND AND GMO SPECIAL PURPOSE HOLDING FUND.................   123
FUND CODES.......................................inside back cover
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                  SUMMARIES OF
     FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

     This section contains summary descriptions of each Fund, which set forth each Fund's investment objective and describe each Fund's principal investment strategies and principal risks. The summaries are not designed to be all-inclusive, and each Fund may make investments, employ strategies, and be exposed to risks that are not described in a Fund's summary. More information about each Fund's investments and strategies is set forth in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective and policies without shareholder approval unless the objective or policy is identified in this Prospectus or in the SAI as "fundamental." Only the investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund are fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager of each Fund (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Except as otherwise noted, the Manager does not take portfolio turnover into account in making investment decisions for the Funds. Based on its assessment of market conditions, the Manager may trade the securities in a portfolio more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income passed through by the Fund to its shareholders.

     Many of the Fund summaries state that a Fund will make "investments" in a particular type of security or other asset. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, certain Funds have adopted a policy, described in such Funds' "Principal investment strategies," of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks -- Management Risk"). Each Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

It is important for you to note:

     - You may lose money on an investment in any Fund.

     - An investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - By itself, no Fund constitutes a complete investment program.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. Shares of Funds described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
                                                    Fund Inception Date: 9/18/85

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                              GMO U.S. CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class VI, on June 30, 2003. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class VI shares and Class III shares do not have the same expenses.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [Graph]

                                      U.S. CORE FUND (%)
                                      ------------------
1994                                          2.36
1995                                         43.25
1996                                         17.61
1997                                         35.10
1998                                         24.69
1999                                         18.59
2000                                          0.30
2001                                         -7.68
2002                                        -19.67
2003                                         26.61

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -17.14% (3Q2002)
                      Year-to-Date (as of 3/31/04): 1.91%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II(#)                                                     6/7/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.37%    2.16%        N/A       9.99%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%   -0.57%        N/A       8.51%
----------------------------------------------------------------------------
 CLASS III                                                      9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.61%    2.23%     12.49%      14.20%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   26.36%   -0.12%      8.61%      10.50%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     17.58%    1.29%      9.19%      10.70%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%   -0.57%     11.07%      13.18%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.60%    2.28%        N/A       6.56%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%   -0.57%        N/A       4.57%
----------------------------------------------------------------------------
 CLASS V                                                         7/2/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.63%      N/A        N/A      -1.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%      N/A        N/A      -2.56%
----------------------------------------------------------------------------

(#) For the period from November 17, 1997 to January 9, 1998, no Class II shares were outstanding. Performance for that period is that of Class III shares. If Class II shares had been outstanding, performance would be lower because Class II expenses are higher.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
                                                                CLASS II      CLASS III      CLASS IV     CLASS V     CLASS VI
  ----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                  0.33%          0.33%         0.33%        0.33%       0.33%
  Shareholder service fee                                         0.22%          0.15%        0.105%       0.085%      0.055%
  Other expenses                                                  0.03%          0.03%         0.03%        0.03%       0.03%
  Total annual operating expenses                                 0.58%          0.51%        0.465%       0.445%      0.415%
  Expense reimbursement                                           0.03%(1)       0.03%(1)      0.03%(1)     0.03%(1)    0.03%(1)
  Net annual expenses                                             0.55%          0.48%        0.435%       0.415%      0.385%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $56      $183      $321       $723
Class III                                                       $49      $161      $282       $638
Class IV                                                        $44      $146      $257       $582
Class V                                                         $42      $140      $246       $558
Class VI                                                        $39      $130      $230       $521

       * After reimbursement

 GMO TOBACCO-FREE CORE FUND
                                                   Fund Inception Date: 10/31/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in larger capitalized U.S. companies, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The Manager defines tobacco-free companies as those companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [Graph]

                                      TOBACCO FREE CORE
                                           FUND (%)
                                      ------------------
1994                                          2.40
1995                                         43.00
1996                                         18.30
1997                                         35.60
1998                                         25.20
1999                                         21.25
2000                                         -0.89
2001                                         -8.82
2002                                        -20.25
2003                                         26.52

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)
                      Year-to-Date (as of 3/31/04): 1.76%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             26.52%    2.03%     12.51%       12.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  26.24%    0.14%      8.89%        9.19%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    17.47%    0.82%      8.98%        9.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                   28.68%   -0.57%     11.07%       11.15%
----------------------------------------------------------------------------
 CLASS IV                                                       7/2/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             26.57%      N/A        N/A       -1.77%
----------------------------------------------------------------------------
 S&P 500 INDEX                   28.68%      N/A        N/A       -2.56%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.33%       0.33%
  Shareholder service fee                                          0.15%      0.105%
  Other expenses                                                   0.04%       0.04%
  Total annual operating expenses                                  0.52%      0.475%
  Expense reimbursement                                            0.04%(1)    0.04%(1)
  Net annual expenses                                              0.48%      0.435%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $163      $287       $649
Class IV                                                        $44      $148      $262       $594

       * After reimbursement

 GMO U.S. QUALITY EQUITY FUND
                                                     Fund Inception Date: 2/6/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund typically holds between 40-80 stocks.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

     The Manager also uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Non-Diversification Risk - The Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                    GMO U.S. QUALITY EQUITY FUND

PERFORMANCE

     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III       CLASS IV
  ---------------------------------------------------------------------------------------
  Management fee                                                   0.33%           0.33%
  Shareholder service fee                                          0.15%          0.105%
  Other expenses                                                   0.07%(1)        0.07%(1)
  Total annual operating expenses                                  0.55%(1)       0.505%(1)
  Expense reimbursement                                            0.07%(1,2)      0.07%(1,2)
  Net annual expenses                                              0.48%(1)       0.435%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for the current fiscal year.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $49      $169
Class IV                                                        $44      $155

       * After reimbursement

 GMO VALUE FUND
                                                   Fund Inception Date: 11/13/90

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                          GMO VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [Graph]

                                        VALUE FUND (%)
                                      ------------------
1994                                          0.62
1995                                         38.18
1996                                         20.73
1997                                         30.42
1998                                         11.66
1999                                          2.70
2000                                         10.67
2001                                          2.85
2002                                        -20.64
2003                                         29.06

                        Highest Quarter: 17.71% (2Q2003)
                        Lowest Quarter: -19.38% (3Q2002)
                      Year to Date (as of 3/31/04): 3.47%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              29.06%    3.66%     11.33%      13.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   28.53%    1.57%      6.87%       8.99%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     19.20%    2.06%      7.42%       9.28%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         30.03%    3.56%     11.88%      13.60%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.46%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.20%
  Total annual operating expenses                                  0.81%
  Expense reimbursement                                            0.20%(1)
  Net annual expenses                                              0.61%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.46% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $62      $239      $430       $983

       * After reimbursement

 GMO INTRINSIC VALUE FUND
                                                     Fund Inception Date: 8/2/99

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class IV, on June 30, 2003. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]

                                       INTRINSIC VALUE
                                           FUND (%)
                                      ------------------
2000                                         10.67
2001                                          3.31
2002                                        -15.75
2003                                         29.68

                        Highest Quarter: 19.25% (2Q2003)
                        Lowest Quarter: -17.34% (3Q2002)
                      Year to Date (as of 3/31/04): 3.49%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       8/2/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              29.68%      N/A        N/A       5.01%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   29.33%      N/A        N/A       4.09%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     19.67%      N/A        N/A       3.69%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         30.03%      N/A        N/A       1.90%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  -------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%        0.33%
  Shareholder service fee                                                                   0.15%       0.105%
  Other expenses                                                                            0.14%        0.14%
  Total annual operating expenses                                                           0.62%       0.575%
  Expense reimbursement                                                                     0.14%(1)     0.14%(1)
  Net annual expenses                                                                       0.48%       0.435%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $184      $332       $761
Class IV                                                        $44      $170      $307       $706

       * After reimbursement

 GMO GROWTH FUND
                                                   Fund Inception Date: 12/30/88

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                         GMO GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [GRAPH]

                                       GROWTH FUND (%)
                                      ------------------
1994                                          1.68
1995                                         39.85
1996                                         20.39
1997                                         29.35
1998                                         37.30
1999                                         39.04
2000                                        -12.21
2001                                        -20.60
2002                                        -22.58
2003                                         28.58

                        Highest Quarter: 27.46% (4Q1998)
                        Lowest Quarter: -21.46% (1Q2001)
                      Year-to-Date (as of 3/31/04): 2.51%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              28.58%   -0.71%    11.36%       13.16%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   27.55%   -4.28%     6.33%        7.11%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     18.75%   -0.51%     8.48%        8.90%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX        29.75%   -5.11%     9.21%       11.31%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.06%
  Total annual operating expenses                                                           0.54%
  Expense reimbursement                                                                     0.06%(1)
  Net annual expenses                                                                       0.48%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $167      $296       $671

       * After reimbursement

 GMO SMALL CAP VALUE FUND
                                                   Fund Inception Date: 12/31/91

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (e.g., difficulty in selling Fund investments).

                                                        GMO SMALL CAP VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP VALUE FUND (%)
                                                                       ------------------------
1994                                                                              3.83
1995                                                                             27.28
1996                                                                             20.16
1997                                                                             29.72
1998                                                                              0.03
1999                                                                              2.95
2000                                                                             19.01
2001                                                                              9.91
2002                                                                            -11.48
2003                                                                             45.26

                        Highest Quarter: 23.22% (2Q2003)
                        Lowest Quarter: -19.71% (3Q2002)
                     Year-to-Date (as of 3/31/04): 6.68%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.81%   11.38%     13.45%      14.86%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   43.15%    9.17%      9.86%      11.60%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     28.19%    8.69%      9.72%      11.33%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE INDEX(a)      44.93%   11.93%     13.63%      15.00%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE + INDEX(b)    44.93%   11.93%     13.54%      14.00%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Russell 2500 Value + Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.08%
  Total annual operating expenses                                                           0.56%
  Expense reimbursement                                                                     0.08%(2)
  Net annual expenses                                                                       0.48%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $277      $415       $817       $99      $221      $353       $740

       * After reimbursement

 GMO SMALL CAP GROWTH FUND
                                                   Fund Inception Date: 12/31/96

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small cap companies.

     The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The Manager then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                       GMO SMALL CAP GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP GROWTH FUND (%)
                                                                       -------------------------
1997                                                                             24.69
1998                                                                              5.79
1999                                                                             30.38
2000                                                                            -10.36
2001                                                                            -13.27
2002                                                                            -17.62
2003                                                                             47.09

                        Highest Quarter: 26.98% (4Q1999)
                        Lowest Quarter: -24.62% (3Q2001)
                     Year-to-Date (as of 3/31/04): 5.66%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

---------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------
 CLASS III                                                     12/31/96
---------------------------------------------------------------------------
 RETURN BEFORE TAXES             45.62%     3.99%       N/A       6.98%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  45.61%    -5.69%       N/A      -0.90%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    29.16%     0.07%       N/A       2.99%
---------------------------------------------------------------------------
 RUSSELL 2500 GROWTH INDEX       46.32%     3.83%       N/A       5.22%
---------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.25%
  Total annual operating expenses                                                           0.73%
  Expense reimbursement                                                                     0.25%(2)
  Net annual expenses                                                                       0.48%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $314      $491      $1,004      $99      $257      $429       $929

       * After reimbursement

 GMO REAL ESTATE FUND
                                                    Fund Inception Date: 5/31/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes substantial investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO REAL ESTATE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                    [Graph]

                                          REIT FUND (%)
                                          -------------
1997                                          19.35
1998                                         -24.36
1999                                          -4.66
2000                                          28.83
2001                                           9.71
2002                                           2.17
2003                                          33.85

                        Highest Quarter: 12.22% (2Q2003)
                        Lowest Quarter: -16.27% (3Q1998)
                      Year-to-Date (as of 3/31/04): 12.09%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              33.85%   13.01%        N/A      10.49%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   32.25%   11.09%        N/A       8.20%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     21.89%    9.68%        N/A       7.46%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                 28.68%   -0.57%        N/A       8.59%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)     36.74%   14.12%        N/A      12.74%
----------------------------------------------------------------------------

(a) The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.07%
  Total annual operating expenses                                                           0.76%(1)
  Expense reimbursement                                                                     0.07%(2)
  Net annual expenses                                                                       0.69%(1)

(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.48% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 (see note 2 below).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS    5 YEARS    10 YEARS
                                                              -------   -------    -------    --------
Class III                                                       $70       $236       $415       $936

       * Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year were also reduced by this temporary waiver, the costs would be $49 for 1 year, $215 for 3 years, $395 for 5 years, and $916 for 10 years.

 GMO TAX-MANAGED U.S. EQUITIES FUND
                                                    Fund Inception Date: 7/23/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies and uses quantitative applications integrated with tax management techniques to provide broad exposure to the U.S. equity market for investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it considers to be undervalued and have improving fundamentals. These models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Manager attempts to manage tax consequences by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index (after tax), computed by the Manager by adjusting the return of the S&P 500 Index by its tax cost. The Manager estimates the S&P 500 Index's tax cost by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index). The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                              GMO TAX-MANAGED U.S. EQUITIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
                                    [GRAPH]

                                       TAX-MANAGED U.S.
                                      EQUITIES FUND (%)
                                      ------------------
1999                                         16.96
2000                                          3.21
2001                                         -9.77
2002                                        -19.69
2003                                         25.18

                        Highest Quarter: 16.69% (2Q2003)
                        Lowest Quarter: -17.54% (3Q2002)
                      Year-to-Date (as of 3/31/04): 1.69%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/23/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              25.18%    1.83%      N/A         3.41%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   24.92%    1.42%      N/A         2.96%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     16.66%    1.29%      N/A         2.56%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%   -0.57%      N/A         0.99%
----------------------------------------------------------------------------
 S&P 500 INDEX (AFTER TAX)(a)     28.00%   -1.02%      N/A         0.52%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.13%
  Total annual operating expenses                                                           0.61%
  Expense reimbursement                                                                     0.13%(1)
  Net annual expenses                                                                       0.48%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $182      $327       $750

       * After reimbursement

 GMO TAX-MANAGED SMALL COMPANIES FUND
                                                     Fund Inception Date: 6/1/99

INVESTMENT OBJECTIVE
     Maximize after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in small companies whose stocks are traded in the U.S. market and uses quantitative applications integrated with tax management techniques to provide this exposure to investors subject to U.S. federal income tax. The Manager considers "small companies" to be those chosen from among the 3,000 (excluding the top 500) largest capitalized stocks traded in the U.S. market. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small companies.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it considers to be undervalued and have improving fundamentals. These models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Manager attempts to manage tax consequences by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Index (after tax), computed by the Manager by adjusting the return of the Russell 2500 Index by its tax cost, which is estimated by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index's dividend yield. The Russell 2500 Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                            GMO TAX-MANAGED SMALL COMPANIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Year Ending December 31
                                    [GRAPH]

                       TAX-MANAGED SMALL COMPANIES FUND (%)
                       ------------------------------------
2000                                   7.79
2001                                   9.27
2002                                  -9.24
2003                                  39.51

                        Highest Quarter: 20.46% (2Q2003)
                        Lowest Quarter: -18.57% (3Q2002)
                      Year-to-Date (as of 3/31/04): 5.57%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       6/1/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              38.82%      N/A        N/A       8.98%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   38.68%      N/A        N/A       8.55%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     25.14%      N/A        N/A       7.12%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX               45.51%      N/A        N/A       9.12%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX (AFTER
  TAX)(a)                         45.21%      N/A        N/A       8.59%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.55%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.32%
  Total annual operating expenses                                                           1.02%
  Expense reimbursement                                                                     0.32%(2)
  Net annual expenses                                                                       0.70%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium, including the circumstances under which the Manager may waive the purchase premium.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.55% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $121      $341      $579      $1,263

       * After reimbursement

                           INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL DISCIPLINED EQUITY FUND
                                                    Fund Inception Date: 1/29/02

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                       GMO INTERNATIONAL DISCIPLINED EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class IV, on June 30, 2003. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns differ only to the extent Class IV shares and Class III shares do not have the same expenses.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31

                                    [GRAPH]

                       INTERNATIONAL DISCIPLINED EQUITY FUND
                       -------------------------------------
2003                                   37.67

                        Highest Quarter: 18.96% (2Q2003)
                        Lowest Quarter: -6.19% (1Q2003)
                      Year-to-Date (as of 3/31/04): 6.48%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      1/29/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              37.67%      N/A        N/A      16.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   37.35%      N/A        N/A      15.98%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     25.11%      N/A        N/A      14.01%
----------------------------------------------------------------------------
 MSCI EAFE                        38.59%      N/A        N/A      11.27%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  ------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%       0.40%
  Shareholder service fee                                                                   0.15%       0.09%
  Other expenses                                                                            0.27%       0.27%
  Total annual operating expenses                                                           0.82%       0.76%
  Expense reimbursement                                                                     0.27%(1)    0.27%(1)
  Net annual expenses                                                                       0.55%       0.49%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder services fees and certain other expenses described on page 86 of this Prospectus) exceed 0.40% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $56      $235      $429       $988
Class IV                                                        $50      $216      $396       $917

       * After reimbursement

 GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [Graph]

                          INTERNATIONAL INTRINSIC VALUE FUND (%)
                          --------------------------------------
1994                                        4.15
1995                                       10.32
1996                                        9.55
1997                                        0.92
1998                                       13.60
1999                                       14.62
2000                                       -1.40
2001                                      -12.11
2002                                       -0.59
2003                                       43.51

                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/04): 6.26%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.39%    7.13%        N/A       7.65%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.13%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.05%
----------------------------------------------------------------------------
 CLASS III                                                      3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.51%    7.22%      7.42%       9.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   43.06%    5.76%      5.25%       7.41%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     29.15%    5.45%      5.22%       7.19%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%      6.53%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%      4.47%       4.87%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.61%    7.29%        N/A       8.87%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.78%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.52%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%      0.54%       0.54%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.09%      0.09%       0.09%
  Total annual operating expenses                                                           0.85%      0.78%       0.72%
  Expense reimbursement                                                                     0.09%(1)   0.09%(1)    0.09%(1)
  Net annual expenses                                                                       0.76%      0.69%       0.63%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $262      $463      $1,041
Class III                                                       $70      $240      $424      $  958
Class IV                                                        $64      $221      $392      $  886

       * After reimbursement

 GMO INTERNATIONAL GROWTH FUND
                                                   Fund Inception Date: 11/30/01

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S.

     The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total return from year to year for the periods shown, and by comparing the Fund's average annual total return for the calendar period shown with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                    [Graph]

                                      GMO INTERNATIONAL
                                       GROWTH FUND (%)
                                      ------------------
2002                                        -10.52
2003                                         30.40

                        Highest Quarter: 16.54% (2Q2003)
                        Lowest Quarter: -16.44% (3Q2002)
                      Year-to-Date (as of 3/31/04): 4.48%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/30/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              30.40%      N/A        N/A       8.81%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   30.34%      N/A        N/A       8.17%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     20.21%      N/A        N/A       7.20%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC GROWTH
  STYLE INDEX(a)                  34.78%      N/A        N/A       5.49%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%      N/A        N/A       7.91%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.16%
  Total annual operating expenses                                                           0.85%
  Expense reimbursement                                                                     0.16%(1)
  Net annual expenses                                                                       0.69%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $255      $456      $1,034

       * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND      Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

     The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by market size or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the values that the Manager anticipates), Market
Risk - Growth Securities (e.g., risk that the market prices of securities purchased by the underlying Funds, which place greater emphasis on future earnings expectations, will be more sensitive to general market movements), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                   GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [Bar Graph]

                                        CURRENCY HEDGED
                                      INTERNATIONAL EQUITY
                                            FUND (%)
                                      --------------------
1996                                           15.28
1997                                           12.90
1998                                            7.29
1999                                           20.91
2000                                            9.89
2001                                           -5.27
2002                                          -14.26
2003                                           20.96

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)
                      Year-to-Date (as of 3/31/04): 4.40%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------
                               1 YEAR    5 YEARS   10 YEARS    INCEPT.
-----------------------------------------------------------------------
 CLASS III                                                     6/30/95
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            20.96%     5.47%       N/A       8.88%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 20.96%     1.40%       N/A       4.16%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   13.63%     0.19%       N/A       3.68%
-----------------------------------------------------------------------
 MSCI EAFE INDEX(a)             38.59%    -0.05%       N/A       4.04%
-----------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)    19.17%    -1.02%       N/A       6.35%
-----------------------------------------------------------------------

(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.88%(2)
  Total annual operating expenses                                  1.57%(2)
  Expense reimbursement                                            0.87%(2,3)
  Net annual expenses                                              0.70%(2)

(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses were 0.66%, and the Fund did not bear any indirect investment-related expenses. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $72      $436      $825      $1,915

       * After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations).

                                                                GMO FOREIGN FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [Bar Graph]

                                         FOREIGN FUND
                                      ------------------
1994                                          6.50
1995                                         13.85
1996                                         14.32
1997                                          6.86
1998                                         13.95
1999                                         28.96
2000                                         -6.53
2001                                        -10.10
2002                                         -5.74
2003                                         40.89

                        Highest Quarter: 18.84% (2Q2003)
                        Lowest Quarter: -16.25% (3Q2002)
                      Year-to-Date (as of 3/31/04): 4.82%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS    INCEPT.
-------------------------------------------------------------------------
 CLASS II                                                        9/30/96
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              40.72%    7.47%       N/A        8.98%
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  38.59%   -0.05%       N/A        2.98%
-------------------------------------------------------------------------
 CLASS III*                                                      8/31/84
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              40.89%    7.55%     9.28%       15.21%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   40.55%    5.95%    N/A(#)       N/A(#)
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          27.09%    5.80%    N/A(#)       N/A(#)
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  38.59%   -0.05%     4.47%       11.00%
-------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              40.96%    7.60%       N/A        9.09%
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  38.59%   -0.05%       N/A        3.52%
-------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

(*) Performance information presented for the Class III Shares of the Fund is that of the Fund's predecessor for all periods prior to June 28, 1996.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS II   CLASS III   CLASS IV
  ----------------------------------------------------------------------------------------------
  Management fee                                                   0.60%      0.60%       0.60%
  Shareholder service fee                                          0.22%      0.15%       0.09%
  Other expenses                                                   0.09%      0.09%       0.09%
  Total annual operating expenses                                  0.91%      0.84%       0.78%
  Expense reimbursement                                            0.09%(1)   0.09%(1)    0.09%(1)
  Net annual expenses                                              0.82%      0.75%       0.69%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class II                                                        $84       $281      $495      $1,111
Class III                                                       $77       $259      $457      $1,029
Class IV                                                        $70       $240      $424      $  958

       ** After reimbursement

 GMO FOREIGN SMALL COMPANIES FUND                   Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                GMO FOREIGN SMALL COMPANIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [BAR GRAPH]

                                        FOREIGN SMALL
                                        COMPANIES FUND
                                             (%)
                                      ------------------
1996                                         22.09
1997                                         -3.80
1998                                          4.51
1999                                         41.52
2000                                         -7.74
2001                                          3.66
2002                                          2.63
2003                                         50.73

                        Highest Quarter: 19.85% (2Q2003)
                        Lowest Quarter: -17.40% (3Q1998)
                      Year-to-Date (as of 3/31/04): 8.32%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------
                               1 YEAR    5 YEARS   10 YEARS    INCEPT.
-----------------------------------------------------------------------
 CLASS III                                                     1/4/95*
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            50.73%    15.93%       N/A      12.06%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 50.46%    N/A(#)       N/A       N/A(#)
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   33.84%    N/A(#)       N/A       N/A(#)
-----------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX                 53.73%       N/A       N/A      20.34%
-----------------------------------------------------------------------
 CLASS IV                                                      6/14/02
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            50.78%       N/A       N/A      22.22%
-----------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX                 53.73%       N/A       N/A      20.34%
-----------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  ------------------------------------------------------------------------------------
  Management fee                                                   0.70%       0.70%
  Shareholder service fee                                          0.15%       0.10%
  Other expenses                                                   0.12%       0.12%
  Total annual operating expenses                                  0.97%       0.92%
  Expense reimbursement                                            0.12%(1)    0.12%(1)
  Net annual expenses                                              0.85%       0.80%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.70% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class III                                                       $87       $297      $525      $1,179
Class IV                                                        $82       $281      $498      $1,120

       ** After reimbursement

 GMO INTERNATIONAL SMALL COMPANIES FUND            Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                          GMO INTERNATIONAL SMALL COMPANIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                  [BAR GRAPH]

                                        INTERNATIONAL
                                            SMALL
                                          COMPANIES
                                           FUND (%)
                                      ------------------
1994                                          4.74
1995                                          4.91
1996                                          9.84
1997                                         -3.54
1998                                          8.50
1999                                         11.00
2000                                          2.78
2001                                         -6.70
2002                                         -1.25
2003                                         67.44

                        Highest Quarter: 30.06% (2Q2003)
                        Lowest Quarter: -17.55% (3Q2002)
                      Year-to-Date (as of 3/31/04): 10.09%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
-------------------------------------------------------------------------
 CLASS III                                                      10/14/91
-------------------------------------------------------------------------
 RETURN BEFORE TAXES             65.44%   11.70%     8.19%         9.39%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  64.43%   10.30%     6.50%         7.82%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    42.83%    9.35%     6.15%         7.37%
-------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX(A)               53.73%    5.92%     5.19%         5.10%
-------------------------------------------------------------------------
 MSCI EAFE                       38.59%   -0.05%     4.47%         5.08%
-------------------------------------------------------------------------

(a) Fund's benchmark

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.60%(1)
  Redemption fee (as a percentage of amount redeemed)              0.60%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.60%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.13%
  Total annual operating expenses                                  0.88%
  Expense reimbursement                                            0.13%(2)
  Net annual expenses                                              0.75%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 86 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $198      $394      $605      $1,215     $136      $326      $532      $1,126

            * After reimbursement

 GMO EMERGING MARKETS FUND                          Fund Inception Date: 12/9/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging markets" as those countries not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund has a value bias relative to many other traditional emerging market funds.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Relative to the Emerging Countries Fund, the Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                       GMO EMERGING MARKETS FUND
PERFORMANCE
    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

    The Fund began offering two new classes of shares, Class V and Class VI, on June 30, 2003. Class V and Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class V shares and Class VI shares do not have the same expenses as Class III shares.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                                       EMERGING MARKETS
                                           FUND (%)
                                      ------------------
1994                                          6.28
1995                                        -12.57
1996                                         11.64
1997                                         -0.10
1998                                        -28.88
1999                                         77.73
2000                                        -27.80
2001                                          9.78
2002                                          0.80
2003                                         70.13

                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)
                      Year-to-Date (as of 3/31/04): 7.86%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

---------------------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS    INCEPT.
---------------------------------------------------------------------------
 CLASS III                                                         12/9/93
---------------------------------------------------------------------------
 RETURN BEFORE TAXES                67.42%   18.91%      5.77%       6.75%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     66.94%   18.57%      4.86%       5.84%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            43.35%   16.50%      4.42%       5.30%
---------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) INDEX        57.15%   11.87%      0.27%       1.33%
---------------------------------------------------------------------------
 CLASS IV                                                          1/9/98
---------------------------------------------------------------------------
 RETURN BEFORE TAXES                67.59%   18.93%        N/A      11.06%
---------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) INDEX        57.15%   11.87%        N/A       7.29%
---------------------------------------------------------------------------

FEES AND EXPENSES
    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV    CLASS V    CLASS VI
  -----------------------------------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.80%(1)    0.80%(1)   0.80%(1)    0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)   0.80%(1,2)   0.80%(1)   0.80%(1)

  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of average daily net assets)
                                               CLASS III              CLASS IV               CLASS V           CLASS VI
  ------------------------------------------------------------------------------------------------------------------------
  Management fee                                    0.81%                 0.81%                 0.81%              0.81%
  Shareholder service fee                           0.15%                0.105%                0.085%             0.055%
  Other expenses                                    0.18%(3)              0.18%(3)              0.18%(3)           0.18%(3)
  Total annual operating expenses                   1.14%(3)             1.095%(3)             1.075%(3)          1.045%(3)
  Expense reimbursement                             0.02%(3,4)            0.02%(3,4)            0.02%(3,4)         0.02%(3,4)
  Net annual expenses                               1.12%(3)             1.075%(3)             1.055%(3)          1.025%(3)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.
(3) The Fund may invest in Short-Duration Collateral Fund ("SDCF") and holds shares of Special Purpose Holding Fund ("SPHF") (see page 123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, custodial fees, and certain other expenses described on page 86 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.

EXAMPLE
    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $276      $526      $797      $1,569     $193      $437      $701      $1,453
Class IV                                $271      $512      $773      $1,518     $189      $423      $677      $1,402
Class V                                 $269      $506      $762      $1,496     $187      $417      $666      $1,379
Class VI                                $266      $497      $747      $1,462     $184      $408      $650      $1,345

            * After reimbursement

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                    [Graph]

                                      EMERGING COUNTRIES
                                           FUND (%)
                                      ------------------
1998                                        -24.03
1999                                         94.69
2000                                        -28.51
2001                                          6.03
2002                                         -0.12
2003                                         69.37

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)
                      Year-to-Date (as of 3/31/04): 9.78%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        8/29/97
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                69.37%   20.08%        N/A      7.07%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     68.58%   19.64%        N/A      6.61%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            46.12%   17.60%        N/A      5.88%
-----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                             57.15%   11.87%        N/A      2.07%
-----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.65%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.42%
  Total annual operating expenses                                  1.22%
  Expense reimbursement                                            0.07%(1,2)
  Net annual expenses                                              1.15%(2)

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.
(2) Restated to reflect a change in the Fund's expense reimbursement limitation as of June 30, 2003.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $117      $380      $664      $1,471

       * After reimbursement

 GMO ASIA FUND                                      Fund Inception Date: 2/18/98

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in emerging and more developed Asian markets (other than Japan). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to Asia.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the GMO Asia 7 Index, an index maintained by the Manager and composed of the S&P/IFCI (Investable) Country Indices of seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand), all of which are equally weighted. Each country index is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock markets of a particular country, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments, including its investments in companies whose securities are traded in certain Asian countries.

- Focused Investment Risk - Focusing investments in a limited number of countries or geographic regions creates additional risk. This risk is particularly pronounced for the Fund, which makes significant investments in Asian countries, making the Fund more susceptible to developments, such as political or economic instability, affecting the region.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging markets investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                                   GMO ASIA FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [Bar Graph]

                                        GMO ASIA FUND
                                      ------------------
1999                                         67.50
2000                                        -40.86
2001                                         -3.30
2002                                          8.53
2003                                         82.52

                        Highest Quarter: 59.86% (2Q1999)
                        Lowest Quarter: -19.86% (3Q1999)
                      Year-to-Date (as of 3/31/04): -1.21%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        2/18/98
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                79.61%   13.30%        N/A      8.28%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     79.79%   12.27%        N/A      7.32%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            51.16%   11.02%        N/A      6.60%
-----------------------------------------------------------------------------
 MSCI EM ASIA INDEX(A)              50.34%    8.32%        N/A      3.46%
-----------------------------------------------------------------------------
 GMO ASIA 7 INDEX(B)                66.40%   11.33%        N/A      9.05%
-----------------------------------------------------------------------------

(a) The MSCI EM (Emerging Markets) Asia Index is the Asian component of an emerging market stock index that is independently maintained and published by Morgan Stanley Capital International.

(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.81%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.36%
  Total annual operating expenses                                  1.32%
  Expense reimbursement                                            0.07%(3)
  Net annual expenses                                              1.25%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.
(2) Shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, custodial fees, and certain other expenses described on page 86 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                             IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                      --------------------------------------   ---------------------------------------
                                      1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*    3 YEARS   5 YEARS   10 YEARS
                                      -------   -------   -------   --------   -------    -------   -------   --------
Class III                              $289      $577      $886      $1,765      $206      $488      $791      $1,651

* After reimbursement

 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND        Fund Inception Date: 7/29/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI EAFE universe, plus Canada and emerging countries. The Manager uses quantitative applications integrated with tax management techniques to provide broad exposure to the international equity markets for investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and multiple models to seek out both stocks it considers to be undervalued as well as stocks it believes have improving fundamentals. These models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, country weight, industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Manager attempts to manage tax consequences by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 15% or less of the Fund's assets. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far
East) by its tax cost. The Manager estimates the MSCI EAFE Index's tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                     GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
                                    [GRAPH]

                                         TAX-MANAGED
                                        INTERNATIONAL
                                        EQUITIES FUND
                                      ------------------
1999                                         15.25
2000                                         -4.29
2001                                         -8.71
2002                                         -2.33
2003                                         41.05

                        Highest Quarter: 19.70% (2Q2003)
                        Lowest Quarter: -15.06% (3Q2002)
                      Year-to-Date (as of 3/31/04): 6.62%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        7/29/98
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                41.05%    6.77%       N/A       6.52%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     40.70%    6.16%       N/A       5.93%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            27.51%    5.53%       N/A       5.33%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX                    38.59%   -0.05%       N/A       0.44%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX (AFTER TAX)(a)     38.83%   -0.49%       N/A       0.09%
-----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.26%
  Total annual operating expenses                                  0.95%
  Expense reimbursement                                            0.26%(1)
  Net annual expenses                                              0.69%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fee and certain other expenses described on page 86 of this prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $277      $500      $1,143

       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS

     GENERAL. The Fixed Income Funds are substantially exposed to fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, a "bond" refers to any fixed income security with an original maturity of two years or more, as well as synthetic bonds created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Certain of the Fixed Income Funds may invest in emerging countries (also referred to as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. Certain of the Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a government or an agency or political subdivision. The term "investment grade" as used herein refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's ("S&P") to a particular fixed income security. Investment grade fixed income securities that are given a rating of Aa/AA or better by Moody's/S&P are described herein as "high quality"; investment grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody's/S&P are described herein as "lower rated."

     DURATION. The Manager will employ a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly with, the portfolio's duration. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose the Fixed Income Funds to additional credit risks. See "Description of Principal Risks - Market Risk - Fixed Income Securities."

     DERIVATIVES AND LEVERAGE. Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of the derivatives positions they take. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling its projected tracking error relative to its benchmark.

     International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to their benchmarks. They often achieve these positions by taking long and short derivative positions and combinations of those positions to create synthetic securities.

     INVESTMENTS IN OTHER FUNDS. Many of the Fixed Income Funds invest in other GMO Funds. Several of the Fixed Income Funds invest a substantial portion of their assets in Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, to generate a core return. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in shares of Emerging Country Debt Fund ("ECDF"), rather than by holding sovereign debt directly. ECDF is described in this Prospectus. Certain Fixed Income Funds also hold shares of Special Purpose Holding Fund ("SPHF"), a portfolio of the Trust. For information regarding SDCF and SPHF, see "Investment by Certain Funds in GMO Short-Duration Collateral Fund and GMO Special Purpose Holding Fund." Additional information about SDCF and SPHF is set forth in separate prospectuses. See the back cover of this Prospectus for information about how to obtain these prospectuses.

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), convertible bonds, and asset-backed securities of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States.

     The Fund achieves this exposure by primarily investing in shares of Short-Duration Collateral Fund ("SDCF"), directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.96 years as of 05/31/04). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85
2003                                                                              3.84

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.37% (1Q1996)
                      Year-to-Date (as of 3/31/04): 3.15%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-------------------------------------------------------------------------------------------------------
                                                              1 YEAR   5 YEARS   10 YEARS   INCEPT.
-------------------------------------------------------------------------------------------------------
 CLASS III                                                                                  8/18/94
-------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                          3.83%     6.96%        N/A      7.79%
-------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                          2.43%     4.39%        N/A      4.80%
-------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES  2.79%     4.37%        N/A      4.83%
-------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX                   2.36%     6.26%        N/A      7.54%
-------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.06%(1)
  Total annual operating expenses                                  0.31%(1)
  Expense reimbursement                                            0.06%(1,2)
  Net annual expenses                                              0.25%(1)

(1) The Fund may invest in SDCF and holds shares of Special Purpose Holding Fund ("SPHF") (see page 123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $26       $98      $177       $410

       * After reimbursement

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 58 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Leveraging Risk (e.g., magnified risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                         GMO CORE PLUS BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81
2003                                                                             11.23

                        Highest Quarter: 5.94% (2Q2003)
                        Lowest Quarter: -2.94% (4Q2002)
                      Year-to-Date (as of 3/31/04): 4.27%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.23%    7.30%        N/A       7.84%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.69%    4.18%        N/A       5.00%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           7.35%    4.32%        N/A       4.98%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                       4.10%    6.62%        N/A       7.58%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.25%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.10%(2)
  Total annual operating expenses                                  0.50%(2)
  Expense reimbursement                                            0.09%(2,3)
  Net annual expenses                                              0.41%(2)

(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of this investment so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(2) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $156      $280       $642

       * After reimbursement

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF")(see page 58 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42
2003                                                                             26.21

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)
                      Year-to-Date (as of 3/31/04): 3.23%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             26.21%    6.53%      9.13%        8.99%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  19.32%    3.87%      5.91%        5.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    16.70%    3.98%      5.84%        5.73%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          18.63%    5.02%      6.88%        6.75%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.25%
  Shareholder service fee                                                                        0.15%(1)
  Other expenses                                                                                 0.13%(2)
  Total annual operating expenses                                                                0.53%(2)
  Expense reimbursement                                                                          0.12%(2,3)
  Net annual expenses                                                                            0.41%(2)

(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of this investment, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(2) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 86 of this prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $160      $289       $665

       * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 58 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                     GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01
2003                                                                              8.77

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)

                      Year-to-Date (as of 3/31/04): 4.28%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              8.77%     6.60%      N/A        11.15%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   6.67%     2.77%      N/A         6.43%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.67%     3.36%      N/A         6.71%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)
  (EX-JAPAN)(a)                   2.85%     5.05%      N/A         8.74%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)(b)          1.99%     5.34%      N/A         8.84%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars. Effective as of December 31, 2003, the Fund changed its benchmark from the J.P. Morgan Non-U.S. Government Bond Index (Hedged) to the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). This change was effected because the Manager expects that the Fund will be substantially underweight in Japan relative to the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.25%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.25%(2)
  Total annual operating expenses                                  0.65%(2)
  Expense reimbursement                                            0.24%(2,3)
  Net annual expenses                                              0.41%(2)

(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of this investment so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(2) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $188      $347       $810

       * After reimbursement

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 58 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                          GLOBAL BOND FUND %
                                                                          ------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31
2003                                                                             22.13

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)
                    Year-to-Date (as of 3/31/04): 3.50%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             22.13%    6.28%        N/A        7.59%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  12.81%    2.72%        N/A        4.19%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    13.65%    3.35%        N/A        4.50%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     14.51%    5.67%        N/A        6.11%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.19%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.13%(2)
  Total annual operating expenses                                  0.47%(2)
  Expense reimbursement                                            0.12%(2,3)
  Net annual expenses                                              0.35%(2)

(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of this investment so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(2) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $36      $143      $260       $602

       * After reimbursement

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (5.76 years as of 05/31/04).

BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in volatile market conditions the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments).

                                                  GMO EMERGING COUNTRY DEBT FUND
PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                    EMERGING COUNTRY DEBT FUND (%)
                                                                    ------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.53
1999                                                                             32.29
2000                                                                             24.13
2001                                                                             14.19
2002                                                                             19.35
2003                                                                             36.39

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -34.91% (3Q1998)
                      Year-to-Date (as of 3/31/04): 3.94%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

---------------------------------------------------------------------------------
                                        1 YEAR   5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------------
 CLASS III                                                            4/19/94
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                    35.37%   24.82%        N/A     20.98%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS    27.99%   18.38%        N/A     13.45%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                22.54%   17.12%        N/A     13.39%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)                   25.66%   15.40%        N/A     14.23%
---------------------------------------------------------------------------------
 EMBIG+(b)                              25.66%   15.73%        N/A     14.05%
---------------------------------------------------------------------------------
 CLASS IV                                                             1/9/98
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                    35.42%   24.90%        N/A     14.03%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)                   25.66%   15.40%        N/A     10.86%
---------------------------------------------------------------------------------
 EMBIG +(b)                             25.66%   15.73%        N/A     10.63%
---------------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/31/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)    0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.25%(1,2)  0.25%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.35%       0.35%
  Shareholder service fee                                          0.15%       0.10%
  Other expenses                                                   0.15%(3,4)  0.15%(3,4)
  Total annual operating expenses                                  0.65%(3,4)  0.60%(3,4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).
(3) The Fund may invest in Short-Duration Collateral Fund ("SDCF") and holds shares of Special Purpose Holding Fund ("SPHF")(see page 123). Total annual operating expenses represent the aggregate of direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expenses) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(4) Expense ratios reflect inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 29, 2004, annual operating expenses (before addition of interest expense) and interest expense were 0.57% and 0.08%, respectively, for the Class III Shares, and 0.52% and 0.08%, respectively, for the Class IV Shares of the Fund.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------   ------    -------   -------   --------
Class III                                $142      $285      $441       $894      $116      $257      $410       $856
Class IV                                 $137      $270      $414       $835      $111      $241      $383       $796

 GMO EMERGING COUNTRY DEBT SHARE FUND               Fund Inception Date: 7/20/98

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, Emerging Country Debt Fund ("ECDF") (see page 58 for a discussion of
ECDF). Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund, through ECDF, invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady Bonds and Euro bonds), bank loans, and corporate issues. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making payments of principal or interest. Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks are greater for ECDF's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because ECDF typically invests in securities that are of lesser quality that those in its benchmark, in volatile market conditions the percentage decline in the value of ECDF is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, ECDF also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because ECDF is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, ECDF may be leveraged in relation to its assets. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments).

                                            GMO EMERGING COUNTRY DEBT SHARE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [Bar Graph]

                                         GMO EMERGING
                                         COUNTRY DEBT
                                        SHARE FUND (%)
                                      ------------------
1995                                         45.10
1996                                         65.71
1997                                         31.01
1998                                        -30.88
1999                                         32.13
2000                                         24.22
2001                                         14.25
2002                                         19.02
2003                                         35.86

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)
                      Year-to-Date (as of 3/31/04): 3.82%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        4/19/94*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                35.86%   24.84%        N/A     20.93%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     27.86%   18.46%        N/A     13.44%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            24.36%   17.38%        N/A     13.47%
-----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)               25.66%   15.40%        N/A     14.23%
-----------------------------------------------------------------------------
 EMBIG +(b)                         25.66%   15.73%        N/A     14.05%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       +(1)
  Redemption fee (as a percentage of amount redeemed)              +(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.35%(1)
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.23%(1)
  Total annual operating expenses                                  0.73%(1)
  Expense reimbursement                                            0.08%(1,2)
  Net annual expenses                                              0.65%(1)

(1) The Fund invests substantially all of its assets in Class III shares of ECDF and indirectly bears the purchase premium, redemption fee, management fee, and shareholder service fee applicable to ECDF. Total annual operating expenses represent combined fees and expenses of both Funds.
(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus).

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                      ---------------------------------------   ---------------------------------------
                                      1 YEAR**   3 YEARS   5 YEARS   10 YEARS   1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                      --------   -------   -------   --------   --------   -------   -------   --------
Class III                               $142      $302      $477       $982       $116      $274      $446       $944

       ** After reimbursement

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may achieve this exposure indirectly by investing a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high-quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also use derivatives. While the Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. As of June 14, 2004, approximately 0.48% of the Fund's net assets were invested (through an investment in Special Purpose Holding Fund ("SPHF")) in defaulted asset-backed securities whose valuation is more uncertain and volatile than the Fund's investments generally.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration." The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                              GMO SHORT-DURATION INVESTMENT FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                  SHORT-DURATION INVESTMENT FUND (%)
                                                                  ----------------------------------
1994                                                                              1.60
1995                                                                              9.97
1996                                                                              5.40
1997                                                                              6.11
1998                                                                              4.49
1999                                                                              5.09
2000                                                                              7.40
2001                                                                              4.99
2002                                                                             -4.62
2003                                                                              1.65

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)
                      Year-to-Date (as of 3/31/04): 1.04%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              1.65%     2.81%     4.14%        4.86%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   1.15%     1.11%     2.10%        2.72%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.07%     1.50%     2.34%        2.92%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX   1.07%     3.50%     4.30%        4.44%
----------------------------------------------------------------------------

(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.05%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.11%(1)
  Total annual operating expenses                                  0.31%(1)
  Expense reimbursement                                            0.10%(1,2)
  Net annual expenses                                              0.21%(1)

(1) The Fund may invest in SDCF and holds shares of SPHF (see page 123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $22       $96      $178       $418

       * After reimbursement

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94
(formerly known as GMO Global Hedged Equity Fund)

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds (including the Emerging Markets Fund, Emerging Countries Fund, and Asia Fund, which primarily make investments in emerging markets) (the "underlying Funds"), or directly in equity securities of the type invested in by these Funds. The Fund implements its strategy with either direct or indirect exposure to a combination of U.S., international, and emerging market equities.

     The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling 7 year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

     The U.S. equity portion of the portfolio is hedged using exchange-traded S&P 500 futures contracts. The international equity portion of the portfolio is hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. The emerging market equity portion of the portfolio is hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

     To the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund may use derivatives to gain exposure to fixed income securities and foreign currencies.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Liquidity Risk (e.g., difficulty in selling Fund or underlying Fund investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of the Fund or of an underlying Fund may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund).

                                                             GMO ALPHA ONLY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                                       ALPHA ONLY FUND
                                             (%)
                                      ------------------
1995                                          8.03
1996                                          4.09
1997                                         -1.60
1998                                         -7.08
1999                                          1.65
2000                                         19.37
2001                                         15.10
2002                                         11.63
2003                                          2.71

                        Highest Quarter: 8.01% (2Q1999)
                        Lowest Quarter: -4.10% (2Q1998)
                      Year-to-Date (as of 3/31/04): 1.73%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              2.46%     9.82%        N/A       5.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   2.46%     7.89%        N/A       3.46%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.52%     7.61%        N/A       3.41%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX   1.07%     3.50%        N/A       4.34%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.11%(1)
  Redemption fee (as a percentage of amount redeemed)              0.11%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.50%
  Shareholder service fee                                          0.15%(3)
  Other expenses                                                   0.91%(4)
  Total annual operating expenses                                  1.56%(4)
  Expense reimbursement                                            0.72%(4,5)
  Net annual expenses                                              0.84%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in the underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(4) The Fund may invest in underlying Funds and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expenses) associated with the Fund's investment in underlying Funds. As described in note 5 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.58% and less than 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(5) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, custodial fees, and certain other expenses described on page 86 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2005 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

EXAMPLE
    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                            $108      $457      $831      $1,881         $97      $445      $818      $1,865

       * After reimbursement

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.66 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19
2003                                                                              8.02

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -0.84% (4Q2001)
                      Year-to-Date (as of 3/31/04): 4.91%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               8.02%    9.29%       N/A        7.98%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    6.55%    7.16%       N/A        5.86%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           5.49%    6.55%       N/A        5.45%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX            8.40%    9.58%       N/A        8.18%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.20%(1,2)
  Total annual operating expenses                                  0.45%(1,2)
  Expense reimbursement                                            0.07%(1,2,3)
  Net annual expenses                                              0.38%(1,2)

(1) The Fund may invest in SDCF and holds shares of Special Purpose Holding Fund ("SPHF") (see page 123). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 29, 2004, net annual expenses (before addition of interest expense) and interest expense were 0.25% and 0.13%, respectively.
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 86 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $39      $137      $245       $560

       * After reimbursement

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")

    The Asset Allocation Funds invest primarily in other GMO Funds to provide an investor with exposure to the investments -- and attendant risks -- of the other GMO Funds in which they invest. Any reference to the Emerging Markets Funds in this section means the Emerging Markets Fund, Emerging Countries Fund, and Asia Fund, collectively.

 GMO BENCHMARK-FREE ALLOCATION FUND                 Fund Inception Date: 7/23/03

INVESTMENT OBJECTIVE
    The Fund seeks a positive return, regardless of market direction. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund will not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the International Equity Funds (including the Emerging Markets Funds), the U.S. Equity Funds, and the Fixed Income Funds (the "underlying Funds"). The Fund will implement its strategy by allocating its assets among asset classes represented by the underlying Funds. The Fund is not restricted with respect to its exposure to any particular asset class, and may at times be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted with respect to its exposure to any particular global market. While the Fund generally will have exposure to both emerging markets and developed markets, including the U.S. market, it may at times be substantially invested in a particular market or market type (e.g., emerging markets).

    The Manager will forecast returns for a range of global asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income) using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager will then conduct a disciplined evaluation of each asset class, based on the economic principle of regression to the mean, and will seek to maximize exposure to asset classes the Manager believes are underpriced and minimize exposure to asset classes the Manager believes are overpriced.

    Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. No limits exist on the Manager's ability to shift allocations among the underlying Funds. The Fund may invest substantially all of its assets in a limited number of underlying Funds that primarily invest in the same asset class and may, at times, invest a substantial portion of its assets in a single underlying Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND
    The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the Fund is exposed to the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds. From time to time, the Fund may allocate part or all of its assets to one or more volatile asset classes with significant risk of loss if the Manager's judgment about the expected return proves incorrect.

- Foreign Investment Risk - From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging markets). The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

- Market Risk - Equity Securities - From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging market equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Market Risk - Fixed Income Securities - From time to time, the Fund may allocate part or all of its assets to fixed income investments (including investments in emerging market debt). The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

- Smaller Company Risk - From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

    Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the U.S. dollar value of the underlying Fund's investments), Focused Investment Risk (e.g., increased risk from underlying Funds' focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' performance more than if such Funds were diversified), Leveraging Risk (e.g., magnified risk from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in selling investments by an underlying Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund).

                                              GMO BENCHMARK-FREE ALLOCATION FUND

PERFORMANCE
     Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included herein.

FEES AND EXPENSES
     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.36%(1)
  Redemption fee (as a percentage of amount redeemed)              0.32%(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%
  Shareholder service fee                                          0.00%
  Other expenses                                                   0.07%(2)
  Total annual operating expenses                                  0.07%(2)
  Expense reimbursement                                            0.07%(2,3)
  Net annual expenses                                              0.00%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund and are an annualized estimate of the Fund's direct expenses for its initial fiscal year ended February 29, 2004. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. Under normal market conditions, the Manager believes that the Fund's annualized indirect net operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses will fall within the ranges set forth below (based on average daily net assets):

----------------------------------------------------------------------------------------
                                                               Low    Expected    High
----------------------------------------------------------------------------------------
 Indirect Net Operating Expenses (excluding
   investment-related expenses)                              0.37%    0.61%     0.68%
----------------------------------------------------------------------------------------
 Indirect Investment-Related Expenses                        0.07%    0.04%     0.02%
----------------------------------------------------------------------------------------

Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 86 of this Prospectus).

EXAMPLE
This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                        IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                              --------------------------------------------   --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------   -------   -------   -------   --------
Class III                            $131      $299      $481      $1,009      $98      $263      $442       $961

       * After reimbursement

 GMO INTERNATIONAL EQUITY ALLOCATION FUND          Fund Inception Date: 10/11/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the International Equity Funds (including the Emerging Markets Funds) and the Fixed Income Funds ("underlying Funds"). The Fund typically is exposed to the securities in its benchmark through its investments in the underlying Funds. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the assets classes (e.g., international equity, emerging markets, and fixed income) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

BENCHMARK
     The Fund's benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' performance more than if such Funds were diversified).

                                        GMO INTERNATIONAL EQUITY ALLOCATION FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years ending December 31
                                  [BAR GRAPH]

                                      INTERNATIONAL EQUITY
                                        ALLOCATION FUND
                                              (%)
                                      --------------------
1997                                            1.74
1998                                            1.99
1999                                           26.77
2000                                           -6.52
2001                                           -5.73
2002                                           -0.40
2003                                           48.51

                        Highest Quarter: 21.27% (2Q2003)
                        Lowest Quarter: -15.91% (3Q1998)
                      Year-to-Date (as of 3/31/04): 6.47%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/11/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             48.00%   10.49%        N/A      8.09%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  46.72%    9.35%        N/A      6.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    30.90%    8.35%        N/A      5.88%
----------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX         40.83%    1.34%        N/A      3.38%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.17%(1)
  Redemption fee (as a percentage of amount redeemed)              0.17%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%
  Shareholder service fee                                          0.00%
  Other expenses                                                   0.05%(3)
  Total annual operating expenses                                  0.05%(3)
  Expense reimbursement                                            0.05%(3,4)
  Net annual expenses                                              0.00%(3)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 29, 2004 were 0.77% and less than 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 86 of this Prospectus).

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                            IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------      --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $113      $314      $532      $1,158         $95      $295      $511      $1,133

       * After reimbursement

 GMO GLOBAL BALANCED ASSET ALLOCATION FUND          Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the U.S. Equity Funds, the International Equity Funds (including the Emerging Markets Funds), and the Fixed Income Funds ("underlying Funds"). The Fund typically is exposed to the securities in its benchmark through its investments in the underlying Funds.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the assets classes (e.g., U.S. equity, international equity, emerging markets, and fixed income) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of the global marketplace, asset class valuations, and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows, though the Fund intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.

BENCHMARK
     The Fund's benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Bond Index). The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains, and interest.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' performance more than if such Funds were diversified).

                                       GMO GLOBAL BALANCED ASSET ALLOCATION FUND

PERFORMANCE
    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of certain broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance is not an indication of future performance. The Fund commenced operations on June 28, 1996 with two classes of shares - Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund's principal investment strategies, effective June 30, 2002.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [Bar Graph]

                                       GLOBAL BALANCED
                                       ASSET ALLOCATION
                                           FUND (%)
                                      ------------------
1997                                         10.23
1998                                          2.73
1999                                         23.44
2000                                         -0.62
2001                                         -1.52
2002                                          3.15
2003                                         28.46

                        Highest Quarter: 14.30% (4Q1998)
                        Lowest Quarter: -15.08% (3Q1998)
                      Year-to-Date (as of 3/31/04): 4.65%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                       6/28/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES               28.13%    9.81%      N/A       8.88%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    27.22%    7.91%      N/A       6.32%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           18.36%    7.42%      N/A       6.19%
-----------------------------------------------------------------------------
 S&P 500 INDEX                     28.68%   -0.57%      N/A       8.63%
-----------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX           40.83%    1.34%      N/A       3.18%
-----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                        4.10%    6.62%      N/A       7.52%
-----------------------------------------------------------------------------
 GLOBAL BALANCED BENCHMARK +(a)    21.54%   -0.64%      N/A       4.89%
-----------------------------------------------------------------------------
 GMO GLOBAL BALANCED INDEX(b)      21.54%    2.63%      N/A       7.79%
-----------------------------------------------------------------------------

(a) The Global Balanced Benchmark + is a composite benchmark computed by the Manager, and represents the MSCI ACWI (All Country World Index) Index (a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) until June 30, 2002, which was the Fund's benchmark, and the GMO Global Balanced Index thereafter, which is the Fund's current benchmark.

(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.09%(1)
  Redemption fee (as a percentage of amount redeemed)              0.09%(1,2)


  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from
  Fund assets as a percentage of average daily net assets)       CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%
  Shareholder service fee                                          0.00%
  Other expenses                                                   0.04%(3)
  Total annual operating expenses                                  0.04%(3)
  Expense reimbursement                                            0.04%(3,4)
  Net annual expenses                                              0.00%(3)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 29, 2004 were 0.54% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 86 of this Prospectus).

EXAMPLE
    This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $74      $231      $403       $899       $64      $221      $391       $886

      * After reimbursement

 GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND         Fund Inception Date: 11/26/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the U.S. Equity Funds, the International Equity Funds (including the Emerging Markets Funds), and the Fixed Income Funds ("underlying Funds"). The Fund typically is exposed to the securities in its benchmark through its investments in the underlying Funds. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, and fixed income) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

BENCHMARK
     The Fund's benchmark is the GMO Global Equity Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index).

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's emerging markets investments.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds are also exposed to additional market risk through their investments in asset-backed securities.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' performance more than if such Funds were diversified).

                                       GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND

PERFORMANCE
    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                               GLOBAL (U.S.+) EQUITY ALLOCATION FUND (%)
                                                               -----------------------------------------
1997                                                                             19.90
1998                                                                              5.97
1999                                                                             19.28
2000                                                                              3.75
2001                                                                             -0.74
2002                                                                             -6.23
2003                                                                             38.23

                        Highest Quarter: 18.79% (2Q2003)
                        Lowest Quarter: -14.30% (3Q2002)
                      Year-to-Date (as of 3/31/04): 4.91%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                       11/26/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES               37.76%    9.67%        N/A      10.49%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    36.63%    7.63%        N/A       7.54%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           24.84%    7.24%        N/A       7.41%
-----------------------------------------------------------------------------
 S&P 500 INDEX(a)                  28.68%   -0.57%        N/A       7.18%
-----------------------------------------------------------------------------
 GMO GLOBAL EQUITY INDEX(b)        31.66%   -0.02%        N/A       6.20%
-----------------------------------------------------------------------------

(a) The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard and Poor's.
(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.15%(1)
  Redemption fee (as a percentage of amount redeemed)              0.14%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.00%
  Shareholder service fee                                                                   0.00%
  Other expenses                                                                            0.05%(3)
  Total annual operating expenses                                                           0.05%(3,4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 29, 2004 were 0.62% and less than 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(4) The Manager has contractually agreed to reimburse the Fund through at least September 30, 2004 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus). The total Fund operating expenses listed above do not reflect this expense reimbursement. If such reimbursement was reflected, net Fund operating expenses would be 0.00% of the Fund's average daily net assets.

EXAMPLE
    This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                     -------------------------------------      --------------------------------------
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS      1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------      ------    -------   -------   --------
Class III                             $98      $266      $450       $980          $83      $251      $432       $958

 GMO U.S. SECTOR FUND                              Fund Inception Date: 12/31/92

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests primarily in U.S. Core Fund, U.S. Quality Equity Fund, Growth Fund, Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Intrinsic Value Fund, and Real Estate Fund ("underlying Funds"). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index (which is described below) through its investments in the underlying Funds. The Fund may also directly invest in common stocks. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling 7-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/REIT) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of sector and stock valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. There are no limits on the Manager's ability to shift allocations among the underlying Funds.

BENCHMARK
     The Fund's benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of May 31, 2004, the average market capitalization of the companies in the Russell 3000 Index was approximately $75.4 billion, the median market capitalization was approximately $842 million, and the smallest company in the Russell 3000 Index had a market capitalization of approximately $32 million.

     The Wilshire 5000 Stock Index, an independently maintained and published equity index, measures the performance of all equity securities with readily available price data, of issuers with headquarters in the U.S.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Foreign Investment Risk (e.g., risks attendant to markets that may be less stable, smaller, less liquid, less regulated, and have higher trading costs relative to the U.S. market), Liquidity Risk (e.g., difficulty in selling investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Real Estate Risk (e.g., for an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of the underlying Fund's investments to fluctuate more widely than if the underlying Fund invested in securities of companies in a broader range of industries).

                                                            GMO U.S. SECTOR FUND

PERFORMANCE
    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                         U.S. SECTOR FUND (%)
                                                                         --------------------
1994                                                                              3.27
1995                                                                             43.18
1996                                                                             18.24
1997                                                                             28.64
1998                                                                             11.64
1999                                                                             14.31
2000                                                                              9.84
2001*                                                                             7.27
2002                                                                            -13.24
2003                                                                             31.78

                        Highest Quarter: 18.06% (2Q2003)
                        Lowest Quarter: -16.54% (3Q2002)
                      Year to Date (as of 3/31/04): 3.58%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS*   10 YEARS*   INCEPT.*
-----------------------------------------------------------------------------
 CLASS III                                                       12/31/92
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES             31.38%     8.95%     14.44%       14.66%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  30.96%     7.77%      8.41%        8.93%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    20.54%     7.03%      8.93%        9.36%
-----------------------------------------------------------------------------
 RUSSELL 3000 INDEX(A)           31.06%     0.37%     10.78%       10.78%
-----------------------------------------------------------------------------
 RUSSELL 3000 +(B)               31.02%    -0.21%     11.27%       11.16%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Russell 3000 + is a composite benchmark computed by the Manager, and represents the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) until February 28, 2003, which was the Fund's benchmark, and the Russell 3000 Index thereafter, which is the Fund's current benchmark.

* The Fund's performance during 2001 was positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

FEES AND EXPENSES
    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.08%(1)
  Redemption fee (as a percentage of amount redeemed)              0.08%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%(3)
  Other expenses                                                                            0.60%(4)
  Total annual operating expenses                                                           1.08%(4,5)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in the underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(4) The Fund may invest in underlying Funds and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. For the fiscal year ended February 29, 2004, the Fund's indirect total net operating expenses were 0.50%, while the Fund did not bear any indirect investment-related expenses. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(5) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least September 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 86 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.33% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least September 30, 2004 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets. The total Fund operating expenses listed above do not reflect this expense reimbursement. If such reimbursement were reflected, net Fund operating expenses would be 0.50% of the Fund's average daily net assets.

EXAMPLE
    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                     -------------------------------------      --------------------------------------
                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS      1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------      ------    -------   -------   --------
Class III                             $126     $373      $639      $1,399        $118      $364      $629      $1,388

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

---------------------------------------------------------------------------------------------------------------------------
                                         MARKET RISK
                                  -------------------------
                                                  FIXED                   SMALLER                    FOREIGN
                                     EQUITY       INCOME     LIQUIDITY    COMPANY    DERIVATIVES   INVESTMENT    CURRENCY
                                   SECURITIES   SECURITIES     RISK        RISK         RISK          RISK         RISK
---------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                        --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 U.S. Quality Equity Fund              --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Value Fund                            --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                  --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Growth Fund                           --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                  --                       --          --           --
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                 --                       --          --           --
---------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                      --                       --          --           --
---------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund        --                       --                       --
---------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies Fund      --                       --          --           --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                 --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                 --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 International Growth Fund             --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                          --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                          --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund          --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                                 --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                 --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund               --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Asia Fund                             --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------

---------------------------------  -------------------------------------------------------------------------------------------------

                                        NON-         FOCUSED                   CREDIT AND                      FUND OF      REAL
                                   DIVERSIFICATION  INVESTMENT   LEVERAGING   COUNTERPARTY     MANAGEMENT       FUNDS      ESTATE
                                        RISK           RISK         RISK          RISK            RISK          RISK        RISK
---------------------------------  -------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                                         --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                                 --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 U.S. Quality Equity Fund                --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Value Fund                              --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                    --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Growth Fund                             --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                                   --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                   --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                        --             --                         --              --                        --
---------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund          --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies Fund        --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                                  --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                                  --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 International Growth Fund                              --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                            --             --                         --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                            --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund                           --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                                                  --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                   --             --           --            --              --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                 --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
 Asia Fund                               --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                         MARKET RISK
                                  -------------------------
                                                  FIXED                   SMALLER                    FOREIGN
                                     EQUITY       INCOME     LIQUIDITY    COMPANY    DERIVATIVES   INVESTMENT    CURRENCY
                                   SECURITIES   SECURITIES     RISK        RISK         RISK          RISK         RISK
---------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                        --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                                 --          --                       --
---------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                                --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                            --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                         --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                   --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                         --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund                   --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                     --
---------------------------------------------------------------------------------------------------------------------------
 Alpha Only Fund                       --                       --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                        --          --                       --            --           --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
---------------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund        --           --          --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 International Equity Allocation
  Fund                                 --           --          --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset Allocation
  Fund                                 --           --          --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity Allocation
  Fund                                 --           --          --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                      --                       --          --           --            --           --
---------------------------------------------------------------------------------------------------------------------------

---------------------------------  -------------------------------------------------------------------------------------------------

                                        NON-         FOCUSED                   CREDIT AND                      FUND OF      REAL
                                   DIVERSIFICATION  INVESTMENT   LEVERAGING   COUNTERPARTY     MANAGEMENT       FUNDS      ESTATE
                                        RISK           RISK         RISK          RISK            RISK          RISK        RISK
---------------------------------  -------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                          --             --                         --              --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS                                     --
---------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                      --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                     --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                 --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                              --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                        --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund              --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund        --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund          --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Alpha Only Fund                         --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund             --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
---------------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund          --             --           --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 International Equity Allocation
  Fund                                   --                          --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset Allocation
  Fund                                   --                          --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity Allocation
  Fund                                   --                          --            --              --            --
---------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                        --                                        --              --            --          --
---------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The U.S. Equity Funds and International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Small Cap Value Fund, Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund, International Growth Fund, and Small Cap Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in the Short-Duration Investment Fund.

     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the Emerging Country Debt Fund and Emerging Country Debt Share Fund, both of which typically invest most of their assets in below investment grade securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard & Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, Global Bond Fund, International Bond Fund, Inflation Indexed Bond Fund, Currency Hedged International Bond Fund, and Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

     In addition, a related market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the Fixed Income Funds may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans).

     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Short-Duration Investment Fund, which directly or indirectly invest a significant portion of their assets in these securities.

     Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).

     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Fund, Emerging Country Debt Share Fund, and certain of the International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Companies Fund, International Small Companies Fund, Emerging Markets Fund, and Foreign Small Companies Fund, all of which primarily make investments in companies with smaller or medium-sized market capitalizations.

     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued.

Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for each of the Fixed Income Funds (except Short-Duration Investment Fund). As a basic component of their investment strategy, those Funds use derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security) to gain exposure to fixed income securities and foreign currencies. The risks of derivatives are also particularly pronounced for Currency Hedged International Equity Fund, which makes frequent use of currency forwards.

     In addition, each of the Fixed Income Funds (except Short-Duration Investment Fund) may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Funds may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). To the extent a Fund, as an alternative to purchasing bonds directly, uses credit default swaps to obtain synthetic long exposure to corporate bonds, the Fund will be exposed to the risk that it will be required to pay the notional value of the swap contract in the event the issuer of the security on which the swap is structured defaults on its obligation to pay. Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect a Fund's investments. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, Alpha Only Fund, and Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Alpha Only Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.

     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, and Global Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The U.S. Quality Equity Fund, Value Fund, Growth Fund, Small Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, U.S. Sector Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Tax-Managed International Equities Fund, Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds than for funds that are "diversified."

     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds (other than Emerging Country Debt Fund and Emerging Country Debt Share Fund) may invest without limitation in shares of Short-Duration Collateral Fund and certain Fixed Income Funds hold shares of Special Purpose Holding Fund; these underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate prospectuses. Please refer to "Investment by Certain Funds in GMO Short-Duration Collateral Fund and GMO Special Purpose Holding Fund" for information regarding certain risks and other information relating to Short-Duration Collateral Fund and Special Purpose Holding Fund. Except as otherwise noted in each Fund's "Principal investment strategies," each of the Asset Allocation Funds may invest without limitation in any of the Funds identified above as non-diversified.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a substantial portion of its assets in real estate-related industries (see also "Real Estate Risk" below).

     Similarly, Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is most significant for the Asia Fund, which invests almost exclusively in Asian securities. This regional focus makes the Asia Fund more susceptible to developments affecting the region than a more geographically diverse fund. The region encompasses countries at varying levels of economic development -- ranging from emerging market to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demand. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries. This risk is also present for Funds, such as Emerging Markets Fund, Emerging Countries Fund, Tax-Managed International Equities Fund, Alpha Only Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), and Benchmark-Free Allocation Fund, that may invest a significant portion of their assets in emerging markets.

     - REAL ESTATE RISK. Because a fundamental policy of the Real Estate Fund is to concentrate its assets in real-estate related securities, the value of the Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real-estate related securities may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.

     - LEVERAGING RISK. Each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing. Also, each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     The Fixed Income Funds are not limited in the extent to which they may use derivatives or the absolute face value of their derivative positions. As a result, the Fixed Income Funds may be leveraged in relation to their assets. This risk is particularly pronounced for Emerging Country Debt Fund and Emerging Country Debt Share Fund. However, the Manager seeks to manage the effective market exposure of each of these Funds by controlling the projected tracking error relative to each Fund's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed income security is not rated, the Manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Fund and Emerging Country Debt Share Fund, which typically invest most of their assets in below investment grade securities, are subject to substantial credit risk. The Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.

     In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund, Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), and Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. However, while Emerging Country Debt Share Fund intends to be fully invested, it may hold more cash than other Funds due to the more frequent redemption activity of its investors, and its performance may not match that of Emerging Country Debt Fund. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. For example, Emerging Markets Fund and Emerging Country Debt Fund frequently buy securities of companies that have smaller market capitalizations, that are less liquid, and that are more volatile than securities in their benchmarks.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest part or all of their assets in other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected or will underperform other similar funds. In addition, these Funds will indirectly be exposed to all of the risks of an investment in the underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds and other Funds that invest in other GMO Funds in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2004, GMO managed on a worldwide basis more than $63 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Each class of shares of each Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance to correct and maintain client-related information.

     For the fiscal year ended February 29, 2004, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.

                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
U.S. Core Fund                  0.30%
Tobacco-Free Core Fund          0.29%
Value Fund                      0.26%
Intrinsic Value Fund            0.19%
Growth Fund                     0.28%
Small Cap Value Fund            0.25%
Small Cap Growth Fund           0.09%
Real Estate Fund                0.30%
Tax-Managed U.S. Equities
  Fund                          0.20%
Tax-Managed Small
  Companies Fund                0.24%
International Disciplined
  Equity Fund                   0.13%
International Intrinsic
  Value Fund                    0.45%
International Growth Fund       0.38%

                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Currency Hedged
  International Equity
  Fund                          0.00%
Foreign Fund                    0.52%
Foreign Small Companies
  Fund                          0.59%
International Small
  Companies Fund                0.47%
Emerging Markets Fund           0.79%
Emerging Countries Fund         0.59%
Asia Fund                       0.74%
Tax-Managed International
  Equities Fund                 0.28%
Domestic Bond Fund              0.04%
Core Plus Bond Fund             0.16%
International Bond Fund         0.13%
Currency Hedged
  International Bond Fund       0.01%

                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Global Bond Fund                0.07%
Emerging Country Debt
  Fund                          0.35%
Emerging Country Debt
  Share Fund                       *
Short-Duration Investment
  Fund                          0.00%
Alpha Only Fund                 0.00%
Inflation Indexed Bond
  Fund                          0.04%
International Equity
  Allocation Fund                  *
Global Balanced Asset
  Allocation Fund                  *
Global (U.S.+) Equity
  Allocation Fund                  *
U.S. Sector Fund                0.00%

* These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Funds in which they invest.

     U.S. Quality Equity Fund and Benchmark-Free Allocation Fund have not operated for a full fiscal year. U.S. Quality Equity Fund will pay the Manager 0.33% of its average net assets as compensation for management services rendered. Benchmark-Free Allocation Fund will not pay a management fee directly, but indirectly bears the management fees charged by the underlying Funds in which it invests.

     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.

  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
                                         and Asset Allocation Funds
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund, Foreign
                                         Small Companies Fund, Emerging Markets Fund, Emerging
                                         Countries Fund, and Asia Fund) and Alpha Only Fund
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund and Foreign Small Companies Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Markets Fund, Emerging Countries Fund, and Asia
                                         Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds (except Alpha Only Fund)
  ---------------------------------------------------------------------------------------------------

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in certain Funds' "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2005 or, in the case of Global (U.S.+) Equity Allocation Fund and U.S. Sector Fund, through at least September 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries Fund), and transfer taxes; and, in the case of the Emerging Markets Fund, Asia Fund, and Alpha Only Fund, also excluding custodial fees.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by that Fund. A Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, investors should note the following:

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors cannot redeem their shares in those Funds.

                                 NAME POLICIES

     No Fund will change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. A Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being purchased;

     - The dollar amount of shares to be purchased;

     - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date); and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased unless the investor has instructed Shareholder Services in writing to defer the purchase to another day. See "Purchase Premiums and Redemption Fees" for a discussion of purchase premiums charged by certain Funds, including circumstances under which the purchase premiums may be waived.

     The Trust and its agent reserve the right to reject any order. In addition, a Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 92 of this Prospectus. There is no minimum additional investment required to purchase additional shares of a Fund. The Trust may waive initial minimums for certain accounts.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                       By Overnight Courier:
                   Investors Bank & Trust Company                                Investors Bank & Trust Company
                      GMO Transfer Agent MFD 23                                     GMO Transfer Agent MFD 23
                            P.O. Box 642                                        200 Clarendon Street, 16th Floor
                        Boston, MA 02117-0642                                           Boston, MA 02116

     - by exchange (from another Fund)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     No Fund will honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by the Manager. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, and Short-Duration Collateral Fund (another series of the Trust, offered through a separate prospectus), due to the nature of their investments, do not limit short-term trading. There is no assurance that a Fund will be effective in identifying or preventing market timing in all instances. The Funds do not automatically redeem shares that are the subject of a rejected exchange request.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of shares to be redeemed; and

     - The date on which redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day (less any applicable redemption fee) for the Fund shares to be redeemed. If the redemption request is received after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day (less any applicable redemption fee) for the Fund shares to be redeemed unless the investor has instructed Shareholder Services in writing to defer the redemption to another day. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of redemption fees charged by certain Funds, including circumstances under which the fees may be waived.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by that Fund instead of cash. INVESTORS IN THE TAX-MANAGED FUNDS SHOULD BE AWARE THAT THEY ARE MORE LIKELY TO HAVE A REDEMPTION REQUEST HONORED "IN KIND" THAN SHAREHOLDERS IN OTHER FUNDS.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing by an authorized person

     - upon request, payment will be made by check mailed to the registration address

     - the Trust may take up to seven days to remit proceeds.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

     - the Trust may take up to seven days to remit proceeds.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of any Fund if at such time: (i) the shareholder owns shares of any Fund or class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shareholder owns shares of any Fund or class thereof equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any Fund or class thereof. The Trustees currently have not determined a minimum amount for any of the Funds, nor have the Trustees determined a maximum percentage of outstanding shares for the Trust or any of the Funds.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The Funds listed below charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.

     - Small Cap Value Fund
     - Tax-Managed Small Companies Fund
     - Emerging Markets Fund
     - Emerging Country Debt Fund

     - Benchmark-Free Allocation Fund
     - Global Balanced Asset Allocation Fund
     - U.S. Sector Fund
     - Small Cap Growth Fund
     - International Small Companies Fund
     - Asia Fund
     - Alpha Only Fund
     - International Equity Allocation Fund
     - Global (U.S.+) Equity Allocation Fund

     Purchase premiums and redemption fees are paid to and retained by a Fund to help offset portfolio transaction costs caused by shareholder activity by allocating an estimate of such costs to the shareholder generating the activity. Purchase premiums and redemption fees apply only to cash transactions. In-kind purchase and redemption transactions are not subject to purchase premiums and redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

     WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES

     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager may also waive the purchase premium or redemption fee, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

     ASSET ALLOCATION FUNDS AND ALPHA ONLY FUND

     Determination of Level of Purchase Premiums/Redemption Fees.

     - With respect to the Asset Allocation Funds (except U.S. Sector Fund), each Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

     - Alpha Only Fund and U.S. Sector Fund are permitted to invest both in underlying Funds and directly in other securities. Therefore, the purchase premiums and redemption fees of these Funds are approximately equal to the weighted average of (a) the purchase premiums and redemption fees, if any, of the underlying Funds in which they invest and (b) the estimated transaction costs of investing directly in securities, in each case as of the date of this Prospectus.

     Periodic Adjustment of Purchase Premiums/Redemption Fees. The purchase premium and redemption fee for each of these Funds may be adjusted from time to time to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund and, with respect to Alpha Only Fund and U.S. Sector Fund, direct investments). For information concerning the underlying Funds and securities in which each Fund may invest, see the "Principal investment strategies" section of this Prospectus for that Fund.

                                MULTIPLE CLASSES

     Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee may be lower for classes where eligibility criteria require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SHAREHOLDER
                                                                                                                  SERVICE FEE
                                                                      MINIMUM TOTAL        MINIMUM TOTAL       (AS A % OF AVERAGE
                                                                     FUND INVESTMENT       INVESTMENT(1)       DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Fund                                        NA                $5 million               0.22%
  CLASS II SHARES    International Intrinsic Value Fund
                    --------------------------------------------------------------------------------------------------------------
                     Foreign Fund                                      $5 million                NA                   0.22%
----------------------------------------------------------------------------------------------------------------------------------
                     U.S. Core Fund
                     International Intrinsic Value Fund                    NA               $35 million               0.15%
                    --------------------------------------------------------------------------------------------------------------
                     Foreign Fund                                      $35 million               NA                   0.15%
                    --------------------------------------------------------------------------------------------------------------
                     Asset Allocation Funds (except U.S. Sector
  FUNDS OFFERING     Fund)                                                 NA                $5 million               0.00%(2)
 CLASS III SHARES    Emerging Country Debt Share Fund
                    --------------------------------------------------------------------------------------------------------------
                     U.S. Sector Fund
                     Alpha Only Fund
                     Currency Hedged International Equity Fund
                     Core Plus Bond Fund                                   NA                $5 million               0.15%(3)
                     International Bond Fund
                     Currency Hedged International Bond Fund
                     Global Bond Fund
                    --------------------------------------------------------------------------------------------------------------
                     Foreign Small Companies Fund                      $5 million                NA                   0.15%
                    --------------------------------------------------------------------------------------------------------------
                     All Other Funds                                       NA                $5 million               0.15%
----------------------------------------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.
(2) These Funds indirectly bear an additional Shareholder Service Fee by virtue of their investments in other GMO Funds.
(3) The Manager will reimburse these Funds for all Shareholder Service Fees borne by the Funds as a result of their investments in shares of other GMO Funds, so that the aggregate of direct and indirect Shareholder Service Fees borne by shareholders of each of the Funds will not exceed 0.15%.

MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         MINIMUM TOTAL            SHAREHOLDER
                                                                                        INVESTMENT PLUS           SERVICE FEE
                                                                  MINIMUM TOTAL           MINIMUM FUND         (AS A % OF AVERAGE
                                                                 FUND INVESTMENT           INVESTMENT          DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
                     U.S. Core Fund
                     Tobacco-Free Core Fund
                     U.S. Quality Equity Fund                     $125 million         $250 million plus             0.105%
                     Emerging Markets Fund                                            $35 million in Fund
                     Intrinsic Value Fund
                    --------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING
  CLASS IV SHARES    Foreign Small Companies Fund                 $125 million                 NA                     0.10%
                    --------------------------------------------------------------------------------------------------------------
                                                                                       $250 million plus
                     Emerging Country Debt Fund                   $125 million        $35 million in Fund             0.10%
                    --------------------------------------------------------------------------------------------------------------
                     International Intrinsic Value Fund                                $250 million plus
                     International Disciplined Equity Fund        $125 million        $35 million in Fund             0.09%
                    --------------------------------------------------------------------------------------------------------------
                     Foreign Fund                                 $250 million                 NA                     0.09%
----------------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Fund                               $350 million         $750 million plus             0.085%
  CLASS V SHARES                                                                      $35 million in Fund
                    --------------------------------------------------------------------------------------------------------------
                                                                                       $500 million plus
                     Emerging Markets Fund                        $250 million        $35 million in Fund            0.085%
----------------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Fund                               $500 million          $1 billion plus              0.055%
  CLASS VI SHARES                                                                     $35 million in Fund
                    --------------------------------------------------------------------------------------------------------------
                                                                                       $750 million plus
                     Emerging Markets Fund                        $300 million        $35 million in Fund            0.055%
----------------------------------------------------------------------------------------------------------------------------------

     Eligibility for different classes of a Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of a particular Fund as a result of satisfying the minimum Total Investment requirements for that Fund must also make a minimum investment in that Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain Asset Allocation Funds generally invest in the least expensive class then being offered by other GMO Funds).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of that Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund, and the Domestic Bond Fund is to declare and pay distributions of its net income quarterly. The policy of each other Fund is to declare and pay distributions of its net income semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds (except Alpha Only Fund) do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - Investments by the Asset Allocation Funds, Currency Hedged International Equity Fund, and Alpha Only Fund in other GMO Funds, and the investment by certain Funds in Short-Duration Collateral Fund, Special Purpose Holding Fund, and/or Emerging Country Debt Fund could affect the amount, timing, and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable tax laws (including the federal alternative minimum tax).

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                                        95

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

U.S. EQUITY FUNDS
-------------------------

U.S. CORE FUND

                                                                                    CLASS II SHARES
                                                               ---------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                               ---------------------------------------------------------
                                                                 2004       2003       2002          2001         2000
                                                               --------   --------   --------      --------      -------
Net asset value, beginning of period........................   $   9.97   $  12.89   $  13.94      $  16.62      $ 18.57
                                                               --------   --------   --------      --------      -------
Income from investment operations:
  Net investment income+....................................       0.15       0.14       0.17          0.20         0.23
  Net realized and unrealized gain (loss)                      3.54....      (2.91)     (1.04)         0.03*        2.29
                                                               --------   --------   --------      --------      -------
    Total from investment operations........................       3.69      (2.77)     (0.87)         0.23         2.52
                                                               --------   --------   --------      --------      -------
Less distributions to shareholders:
  From net investment income................................      (0.15)     (0.15)     (0.17)        (0.18)       (0.24)
  From net realized gains...................................       --         --        (0.01)        (2.73)       (4.23)
                                                               --------   --------   --------      --------      -------
    Total distributions.....................................      (0.15)     (0.15)     (0.18)        (2.91)       (4.47)
                                                               --------   --------   --------      --------      -------
Net asset value, end of period..............................   $  13.51   $   9.97   $  12.89      $  13.94      $ 16.62
                                                               ========   ========   ========      ========      =======
Total Return(a).............................................      37.26%    (21.63)%    (6.29)%        0.75%       13.61%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................   $552,424   $241,431   $176,456      $114,454      $95,041
  Net expenses to average daily net assets..................       0.55%      0.55%      0.55%         0.55%        0.55%
  Net investment income to average daily net assets.........       1.22%      1.30%      1.27%         1.21%        1.21%
  Portfolio turnover rate...................................         57%        74%        69%           81%          90%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.03%      0.03%      0.02%         0.02%        0.02%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+   Computed using average shares outstanding throughout the period.
++  Not Annualized.
+++ Annualized.

TOBACCO-FREE CORE FUND

                                                  CLASS III SHARES                                 CLASS IV SHARES
                                ----------------------------------------------------   ---------------------------------------
                                                                                                                PERIOD FROM
                                                                                           YEAR ENDED          JULY 2, 2001
                                             YEAR ENDED FEBRUARY 28/29,                  FEBRUARY 28/29,       (COMMENCEMENT
                                ----------------------------------------------------   -------------------   OF OPERATIONS) TO
                                  2004       2003       2002       2001       2000       2004       2003     FEBRUARY 28, 2002
                                --------   --------   --------   --------   --------   --------   --------   -----------------
Net asset value, beginning of
  period......................  $   8.69   $  11.23   $  12.29   $  14.35   $  14.26   $   8.69   $  11.23       $  12.32
                                --------   --------   --------   --------   --------   --------   --------       --------
Income from investment
  operations:
  Net investment income.......      0.13+      0.12+      0.15+      0.17+      0.20       0.13+      0.13+          0.10+
  Net realized and unrealized
    gain (loss)...............      3.07      (2.55)     (1.07)     (0.20)      1.94       3.07      (2.55)         (1.08)
                                --------   --------   --------   --------   --------   --------   --------       --------
    Total from investment
      operations..............      3.20      (2.43)     (0.92)     (0.03)++     2.14      3.20      (2.42)         (0.98)
                                --------   --------   --------   --------   --------   --------   --------       --------
Less distributions to
  shareholders:
  From net investment
    income....................     (0.13)     (0.11)     (0.14)     (0.19)     (0.19)     (0.13)     (0.12)         (0.11)
  From net realized gains.....     --         --         --         (1.84)     (1.86)     --         --           --
                                --------   --------   --------   --------   --------   --------   --------       --------
    Total distributions.......     (0.13)     (0.11)     (0.14)     (2.03)     (2.05)     (0.13)     (0.12)         (0.11)
                                --------   --------   --------   --------   --------   --------   --------       --------
Net asset value, end of
  period......................  $  11.76   $   8.69   $  11.23   $  12.29   $  14.35   $  11.76   $   8.69       $  11.23
                                ========   ========   ========   ========   ========   ========   ========       ========
Total Return(a)...............     37.06%   (21.69)%     (7.53)%    (0.83)%    15.10%     37.12%    (21.65)%        (8.00)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................  $188,370   $163,025   $133,203   $260,432   $321,786   $394,454   $308,001       $248,095
  Net expenses to average
    daily net assets..........      0.48%      0.48%      0.48%      0.48%      0.48%      0.44%      0.44%          0.44%*
  Net investment income to
    average daily net
    assets....................      1.26%      1.26%      1.24%      1.20%      1.34%      1.31%      1.35%          1.37%*
  Portfolio turnover rate.....        63%        62%        85%        82%       108%        63%        62%            85%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........      0.04%      0.04%      0.03%      0.05%      0.05%      0.04%      0.04%          0.04%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+   Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
*   Annualized.
**  Not annualized.

                               CLASS III SHARES                                            CLASS IV SHARES
    -----------------------------------------------------------------------      ------------------------------------

                          YEAR ENDED FEBRUARY 28/29,                                  YEAR ENDED FEBRUARY 28/29,
    -----------------------------------------------------------------------      ------------------------------------
       2004         2003            2002            2001            2000           2004       2003          2002
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
    $     9.98   $    12.90      $    13.95      $    16.63      $    18.59      $   9.97   $  12.89      $  13.94
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
          0.16         0.15            0.18            0.20            0.24          0.16       0.16          0.18
          3.56        (2.92)          (1.05)           0.04*           2.28          3.55      (2.92)        (1.04)
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
          3.72        (2.77)          (0.87)           0.24            2.52          3.71      (2.76)        (0.86)
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
         (0.16)       (0.15)          (0.17)          (0.19)          (0.25)        (0.16)     (0.16)        (0.18)
        --           --               (0.01)          (2.73)          (4.23)        --         --            (0.01)
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
         (0.16)       (0.15)          (0.18)          (2.92)          (4.48)        (0.16)     (0.16)        (0.19)
    ----------   ----------      ----------      ----------      ----------      --------   --------      --------
    $    13.54   $     9.98      $    12.90      $    13.95      $    16.63      $  13.52   $   9.97      $  12.89
    ==========   ==========      ==========      ==========      ==========      ========   ========      ========
         37.50%      (21.59)%         (6.23)%          0.83%          13.66%        37.50%    (21.55)%       (6.20)%
    $1,517,458   $1,141,725      $1,321,634      $1,532,124      $1,623,734      $709,525   $463,254      $744,813
          0.48%        0.48%           0.48%           0.48%           0.48%         0.44%      0.44%         0.44%
          1.32%        1.34%           1.33%           1.27%           1.27%         1.36%      1.39%         1.36%
            57%          74%             69%             81%             90%           57%        74%           69%
          0.03%        0.03%           0.02%           0.02%           0.02%         0.03%      0.03%         0.02%

           CLASS IV SHARES                           CLASS V SHARES                    CLASS VI SHARES
      --------------------------      ---------------------------------------------   -----------------
                                                                     PERIOD FROM         PERIOD FROM
                                            YEAR ENDED              JULY 2, 2001        JUNE 30, 2003
      YEAR ENDED FEBRUARY 28/29,         FEBRUARY 28/29,          (COMMENCEMENT OF    (COMMENCEMENT OF
      --------------------------      ----------------------       OPERATIONS) TO      OPERATIONS) TO
         2001            2000           2004          2003        FEBRUARY 28, 2002   FEBRUARY 29, 2004
      ----------      ----------      --------      --------      -----------------   -----------------
      $    16.62      $    18.58      $   9.96      $  12.88          $  14.00             $  11.54
      ----------      ----------      --------      --------          --------             --------
            0.21            0.25          0.16          0.16              0.13                 0.10
            0.04*           2.28          3.55         (2.92)            (1.10)                2.01
      ----------      ----------      --------      --------          --------             --------
            0.25            2.53          3.71         (2.76)            (0.97)                2.11
      ----------      ----------      --------      --------          --------             --------
           (0.20)          (0.26)        (0.16)        (0.16)            (0.14)               (0.13)
           (2.73)          (4.23)        --            --                (0.01)                  --
      ----------      ----------      --------      --------          --------             --------
           (2.93)          (4.49)        (0.16)        (0.16)            (0.15)               (0.13)
      ----------      ----------      --------      --------          --------             --------
      $    13.94      $    16.62      $  13.51      $   9.96          $  12.88             $  13.52
      ==========      ==========      ========      ========          ========             ========
            0.92%          13.74%        37.55%       (21.55)%           (6.96)%++            18.41%++
      $1,287,842      $1,343,460      $448,352      $426,703          $445,738             $542.274
            0.44%           0.44%         0.42%         0.42%             0.42%+++             0.39%++
            1.31%           1.32%         1.40%         1.41%             1.46%+++             1.17%++
              81%             90%           57%           74%               69%                  57%
            0.02%           0.02%         0.03%         0.03%             0.02%+++             0.03%++

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

U.S. QUALITY EQUITY FUND

                                 CLASS III SHARES       CLASS IV SHARES
                                -------------------   -------------------
                                    PERIOD FROM           PERIOD FROM
                                 FEBRUARY 6, 2004      FEBRUARY 6, 2004
                                 (COMMENCEMENT OF      (COMMENCEMENT OF
                                OPERATIONS) THROUGH   OPERATIONS) THROUGH
                                 FEBRUARY 29, 2004     FEBRUARY 29, 2004
                                -------------------   -------------------
Net asset value, beginning of
  period......................        $ 20.00              $  20.00
                                      -------              --------
Income from investment
  operations:
  Net investment income.......           0.01+                 0.01+
  Net realized and unrealized
    gain (loss)...............          (0.08)                (0.08)
                                      -------              --------
    Total from investment
     operations...............          (0.07)                (0.07)
                                      -------              --------
Net asset value, end of
  period......................        $ 19.93              $  19.93
                                      =======              ========
Total Return(a)...............          (0.35%)**             (0.35%)**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................        $18,966              $137,835
  Net expenses to average
    daily net assets..........           0.47%*                0.44%*
  Net investment income to
    average daily net
    assets....................           1.22%*                0.99%*
  Portfolio turnover rate.....              2%**                  2%**
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........           1.59%*                1.59%*

*  Annualized.
** Not annualized.
+  Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND

                                                            CLASS III SHARES
                                         -------------------------------------------------------
                                                       YEAR ENDED FEBRUARY 28/29,
                                         -------------------------------------------------------
                                          2004        2003        2002        2001        2000
                                         -------    --------    --------    --------    --------
Net asset value, beginning of period...  $  6.73    $   8.82    $   9.57    $   7.98    $  10.40
                                         -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................     0.13        0.14        0.18        0.18        0.21
  Net realized and unrealized gain
    (loss).............................     2.59       (2.10)      (0.51)       2.32       (0.83)
                                         -------    --------    --------    --------    --------
    Total from investment operations...     2.72       (1.96)      (0.33)       2.50       (0.62)
                                         -------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income...........    (0.17)      (0.13)      (0.17)      (0.18)      (0.23)
  From net realized gains..............    --          --          (0.25)      (0.73)      (1.57)
                                         -------    --------    --------    --------    --------
    Total distributions................    (0.17)      (0.13)      (0.42)      (0.91)      (1.80)
                                         -------    --------    --------    --------    --------
Net asset value, end of period.........  $  9.28    $   6.73    $   8.82    $   9.57    $   7.98
                                         =======    ========    ========    ========    ========
Total Return(a)........................    40.69%     (22.29)%     (3.64)%     32.72%      (8.45)%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $46,904    $163,463    $232,289    $247,971    $178,329
  Net expenses to average daily net
    assets.............................     0.61%       0.61%       0.61%       0.61%       0.61%
  Net investment income to average
    daily net assets...................     1.74%       1.79%       1.89%       1.99%       2.06%
  Portfolio turnover rate..............      127%        100%         95%        102%        104%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................     0.20%       0.07%       0.06%       0.05%       0.05%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

INTRINSIC VALUE FUND

                                                                                     CLASS III SHARES
                                                         ------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                                     FEBRUARY 28/29,                  PERIOD FROM AUGUST 2, 1999
                                                         ----------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                          2004       2003       2002       2001       THROUGH FEBRUARY 29, 2000
                                                         -------    -------    -------    -------    ----------------------------
Net asset value, beginning of period...................  $  8.05    $ 10.73    $ 10.84    $  8.79              $ 10.00
                                                         -------    -------    -------    -------              -------
Income from investment operations:
  Net investment income................................     0.17+      0.15+      0.18+      0.20                 0.11+
  Net realized and unrealized gain (loss)..............     3.31      (2.36)      0.05       2.06                (1.24)
                                                         -------    -------    -------    -------              -------
        Total from investment operations...............     3.48      (2.21)      0.23       2.26                (1.13)
                                                         -------    -------    -------    -------              -------
Less distributions to shareholders:
  From net investment income...........................    (0.17)     (0.15)     (0.20)     (0.14)               (0.08)
  From net realized gains..............................     --        (0.32)     (0.14)     (0.07)                --
                                                         -------    -------    -------    -------              -------
        Total distributions............................    (0.17)     (0.47)     (0.34)     (0.21)               (0.08)
                                                         -------    -------    -------    -------              -------
Net asset value, end of period.........................  $ 11.36    $  8.05    $ 10.73    $ 10.84              $  8.79
                                                         =======    =======    =======    =======              =======
Total Return(a)........................................    43.68%    (21.05)%     2.16%     26.00%              (11.36)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................  $71,931    $61,923    $97,622    $50,864              $38,650
  Net expenses to average daily net assets.............     0.48%      0.48%      0.48%      0.48%                0.48%**
  Net investment income to average daily net assets....     1.77%      1.56%      1.67%      2.04%                1.94%**
  Portfolio turnover rate..............................       65%       114%        61%        89%                  26%++
  Fees and expenses reimbursed by the Manager to
    average daily net assets...........................     0.14%      0.15%      0.09%      0.17%                0.25%**

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
** Annualized.
+  Computed using average shares outstanding throughout the period.
++ Not annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GROWTH FUND

                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2004         2003         2002        2001*        2000*
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................  $  14.29     $  18.23     $  21.19     $  54.45     $  45.54
                                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................      0.10         0.10         0.10         0.14         0.22
  Net realized and unrealized gain (loss)...................      5.14        (3.94)       (2.97)      (10.78)       18.84
                                                              --------     --------     --------     --------     --------
    Total from investment operations........................      5.24        (3.84)       (2.87)      (10.64)       19.06
                                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................     (0.14)       (0.10)       (0.09)       (0.15)       (0.26)
  From net realized gains...................................     (0.36)       --           --          (22.47)       (9.89)
                                                              --------     --------     --------     --------     --------
    Total distributions.....................................     (0.50)       (0.10)       (0.09)      (22.62)      (10.15)
                                                              --------     --------     --------     --------     --------
Net asset value, end of period..............................  $  19.03     $  14.29     $  18.23     $  21.19     $  54.45
                                                              ========     ========     ========     ========     ========
Total Return(a).............................................     36.93%      (21.13)%     (13.57)%     (25.76)%      45.24%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $437,200     $302,051     $116,306     $114,988     $204,662
  Net expenses to average daily net assets..................      0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net assets.........      0.62%        0.72%        0.54%        0.27%        0.50%
  Portfolio turnover rate...................................        97%          72%         101%         111%          48%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%        0.09%        0.07%        0.07%        0.06%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

SMALL CAP VALUE FUND

                                                                    CLASS III SHARES
                                              ------------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28/29,
                                              ------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........  $   9.81     $  14.91     $  13.86     $  12.41     $  11.69
                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................      0.17         0.18         0.23         0.23         0.15
  Net realized and unrealized gain (loss)...      5.78        (2.74)        1.58         2.38         1.11
                                              --------     --------     --------     --------     --------
    Total from investment operations........      5.95        (2.56)        1.81         2.61         1.26
                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................     (0.15)       (0.17)       (0.21)       (0.20)       (0.14)
  From net realized gains...................     (0.10)       (2.37)       (0.55)       (0.96)       (0.40)
                                              --------     --------     --------     --------     --------
    Total distributions.....................     (0.25)       (2.54)       (0.76)       (1.16)       (0.54)
                                              --------     --------     --------     --------     --------
Net asset value, end of period..............  $  15.51     $   9.81     $  14.91     $  13.86     $  12.41
                                              ========     ========     ========     ========     ========
Total Return(a).............................     61.14%      (18.58)%      13.39%       22.14%       10.66%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........  $179,268     $146,915     $313,596     $305,178     $265,778
  Net expenses to average daily net
    assets..................................      0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net
    assets..................................      1.21%        1.21%        1.60%        1.73%        1.12%
  Portfolio turnover rate...................        86%          69%          59%         111%          50%
  Fees and expenses reimbursed by the
    Manager to average daily net assets.....      0.08%        0.08%        0.04%        0.06%        0.06%
  Purchase and redemption fees consisted of
    the following per share amounts:(b).....  $   0.04     $   0.08     $   0.01     $   0.03          N/A

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SMALL CAP GROWTH FUND

                                                                                 CLASS III SHARES
                                                              -------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------
                                                               2004        2003        2002       2001++      2000++
                                                              -------    --------    --------    --------    --------
Net asset value, beginning of period........................  $ 13.52    $  16.48    $  19.08    $ 168.70    $ 108.80
                                                              -------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................       --(c)+    (0.01)+     0.01+      (0.04)       0.10
  Net realized and unrealized gain (loss)...................     8.28       (2.95)      (1.12)     (37.26)      70.20
                                                              -------    --------    --------    --------    --------
    Total from investment operations........................     8.28       (2.96)      (1.11)     (37.30)      70.30
                                                              -------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................    (0.02)      --          --          --          (0.30)
  From net realized gains...................................    --          --          (1.49)    (112.32)     (10.10)
                                                              -------    --------    --------    --------    --------
    Total distributions.....................................    (0.02)      --          (1.49)    (112.32)     (10.40)
                                                              -------    --------    --------    --------    --------
Net asset value, end of period..............................  $ 21.78    $  13.52    $  16.48    $  19.08    $ 168.70
                                                              =======    ========    ========    ========    ========
Total Return(a).............................................    61.22%     (17.96)%     (6.36)%    (33.14)%     67.27%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $41,662    $ 17,669    $ 17,049    $ 19,957    $137,290
  Net expenses to average daily net assets..................     0.48%       0.49%       0.48%       0.48%       0.48%
  Net investment income (loss) to average daily net
    assets..................................................     0.02%      (0.06)%      0.07%      (0.09)%      0.09%
  Portfolio turnover rate...................................       97%        116%        118%        147%        122%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.24%       0.37%       0.33%       0.19%       0.11%
  Purchases and redemption fees consisted of the following
    per share amounts:(b)...................................  $  0.06    $   0.03    $   0.02    $   0.87    $    N/A

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees, which are borne by the shareholders.
(b)Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(c)Net investment income was less than $0.01.
+  Calculated using average shares outstanding throughout the period.
++ Amounts were adjusted to reflect a 1:10 reverse stock split effective
   December 11, 2000.

REAL ESTATE FUND*

                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2004        2003        2002        2001        2000
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  10.49    $  11.17    $  10.31    $   8.26    $   9.13
                                                              --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................      0.58+       0.50+       0.56+       0.60        0.51+
  Net realized and unrealized gain (loss)...................      4.01       (0.71)       0.84        1.92       (0.87)
                                                              --------    --------    --------    --------    --------
    Total from investment operations........................      4.59       (0.21)       1.40        2.52       (0.36)
                                                              --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.43)      (0.47)      (0.54)      (0.47)      (0.51)
                                                              --------    --------    --------    --------    --------
    Total distributions.....................................     (0.43)      (0.47)      (0.54)      (0.47)      (0.51)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  14.65    $  10.49    $  11.17    $  10.31    $   8.26
                                                              ========    ========    ========    ========    ========
Total Return(a).............................................     44.56%      (2.16)%     13.73%      30.86%      (4.69)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $191,458    $142,256    $192,606    $133,420    $120,508
  Net expenses to average daily net assets..................      0.52%       0.69%       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........      4.61%       4.47%       5.18%       5.85%       5.64%
  Portfolio turnover rate...................................        56%         61%          6%         11%         13%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.24%       0.04%       0.05%       0.05%       0.06%

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

TAX-MANAGED U.S. EQUITIES FUND

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2004         2003         2002         2001         2000
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  8.62      $ 11.24      $ 12.08      $ 12.64      $ 10.67
                                                              -------      -------      -------      -------      -------
Income from investment operations:
  Net investment income.....................................     0.14+        0.14+        0.16+        0.15+        0.13
  Net realized and unrealized gain (loss)...................     2.96        (2.64)       (0.86)       (0.57)        1.97
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................     3.10        (2.50)       (0.70)       (0.42)        2.10
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................    (0.14)       (0.12)       (0.14)       (0.14)       (0.13)
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................    (0.14)       (0.12)       (0.14)       (0.14)       (0.13)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $ 11.58      $  8.62      $ 11.24      $ 12.08      $ 12.64
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................    36.21%      (22.33)%      (5.78)%      (3.44)%      19.83%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $62,027      $40,347      $27,495      $11,418      $13,275
  Net expenses to average daily net assets..................     0.48%        0.49%        0.48%        0.48%        0.48%
  Net investment income to average daily net assets.........     1.34%        1.41%        1.36%        1.18%        1.11%
  Portfolio turnover rate...................................       70%          63%          45%         161%          19%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.13%        0.16%        0.36%        0.54%        0.44%

(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown.
+  Computed using average shares outstanding throughout the period.

TAX-MANAGED SMALL COMPANIES FUND

                                                                                     CLASS III SHARES
                                                          -----------------------------------------------------------------------
                                                                         YEAR ENDED
                                                                      FEBRUARY 28/29,                  PERIOD FROM JUNE 1, 1999
                                                          ----------------------------------------   (COMMENCEMENT OF OPERATIONS)
                                                           2004       2003       2002       2001      THROUGH FEBRUARY 29, 2000
                                                          -------    -------    -------    -------   ----------------------------
Net asset value, beginning of period....................  $  9.66    $ 11.76    $ 10.54    $  9.52             $ 10.00
                                                          -------    -------    -------    -------             -------
Income from investment operations:
  Net investment income.................................     0.08       0.11       0.15       0.12                0.08
  Net realized and unrealized gain (loss)...............     5.14      (2.10)      1.23       1.02               (0.50)
                                                          -------    -------    -------    -------             -------
    Total from investment operations....................     5.22      (1.99)      1.38       1.14               (0.42)
                                                          -------    -------    -------    -------             -------
Less distributions to shareholders:
  From net investment income............................    (0.08)     (0.11)     (0.16)     (0.12)              (0.06)
                                                          -------    -------    -------    -------             -------
    Total distributions.................................    (0.08)     (0.11)     (0.16)     (0.12)              (0.06)
                                                          -------    -------    -------    -------             -------
Net asset value, end of period..........................  $ 14.80    $  9.66    $ 11.76    $ 10.54             $  9.52
                                                          =======    =======    =======    =======             =======
Total Return(a).........................................    54.21%    (17.00)%    13.25%     12.12%              (4.25)%++
  Ratios/Supplemental Data:
  Net assets, end of period (000's).....................  $24,529    $20,723    $37,544    $41,042             $39,000
  Net expenses to average daily net assets..............     0.70%      0.71%      0.70%      0.70%               0.70%**
  Net investment income to average daily net assets.....     0.62%      0.90%      1.30%      1.25%               1.08%**
  Portfolio turnover rate...............................       66%        55%        65%       131%                 18%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................     0.31%      0.18%      0.20%      0.17%               0.21%**
  Purchase premiums consisted of the following per share
    amounts:(b).........................................     --      $  0.01       --  (c) $  0.01             $   N/A

(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums.
(b)Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(c)Purchase premiums were less than $0.01 per share.
** Annualized.
++ Not annualized.

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL DISCIPLINED EQUITY FUND

                                                                          CLASS III SHARES                     CLASS IV SHARES
                                                           ----------------------------------------------   ---------------------
                                                                YEAR ENDED        PERIOD FROM JANUARY 29,   PERIOD FROM JUNE 30,
                                                             FEBRUARY 28/29,       2002 (COMMENCEMENT OF    2003 (COMMENCEMENT OF
                                                           --------------------     OPERATIONS) THROUGH      OPERATIONS) THROUGH
                                                             2004        2003        FEBRUARY 28, 2002        FEBRUARY 29, 2004
                                                           --------     -------   -----------------------   ---------------------
Net asset value, beginning of period.....................  $  18.04     $ 20.40           $ 20.00                  $ 21.08
                                                           --------     -------           -------                  -------
Income from investment operations:
  Net investment income+.................................      0.40        0.37              0.02                     0.16
  Net realized and unrealized gain (loss)................      8.81       (2.03)             0.38                     6.03
                                                           --------     -------           -------                  -------
    Total from investment operations.....................      9.21       (1.66)             0.40                     6.19
                                                           --------     -------           -------                  -------
Less distributions to shareholders:
  From net investment income.............................     (0.50)      (0.70)               --                    (0.52)
                                                           --------     -------           -------                  -------
    Total distributions..................................     (0.50)      (0.70)               --                    (0.52)
                                                           --------     -------           -------                  -------
Net asset value, end of period...........................  $  26.75     $ 18.04           $ 20.40                  $ 26.75
                                                           ========     =======           =======                  =======
Total Return(a)..........................................     51.46%      (8.28)%            2.00%**                 29.71%**
Ratios/Supplemental Data:
  Net assets, end of period(000)'s.......................  $201,333     $68,047           $47,081                  $24,134
  Net expenses to average daily net assets...............      0.55%       0.55%             0.55%*                   0.49%*
  Net investment income to average daily net assets......      1.77%       1.82%             1.56%*                   0.99%*
  Portfolio turnover rate................................        43%         64%                0%**(b)                 43%***
  Fees and expenses reimbursed by the Manager to average
    daily net assets.....................................      0.27%       0.39%             1.89%*                   0.26%*

*   Annualized.
**  Not annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended
    February 29, 2004.
+   Computed using average shares outstanding throughout the period.
(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  Portfolio turnover rate was less than 1%.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES                         CLASS III SHARES
                                     -------------------------------------------------------     ----------
                                                   YEAR ENDED FEBRUARY 28/29,                    YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------     ----------
                                      2004        2003        2002        2001        2000          2004
                                     -------     -------     -------     -------     -------     ----------
Net asset value, beginning of
  period...........................  $ 16.04     $ 17.41     $ 20.30     $ 20.85     $ 20.33     $    16.13
                                     -------     -------     -------     -------     -------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........     0.44        0.37        0.28        0.40        0.41           0.45
  Net realized and unrealized gain
    (loss).........................     8.31       (1.05)      (2.44)       1.11        1.33           8.36
                                     -------     -------     -------     -------     -------     ----------
    Total from investment
      operations...................     8.75       (0.68)      (2.16)       1.51        1.74           8.81
                                     -------     -------     -------     -------     -------     ----------
Less distributions to shareholders:
  From net investment income.......    (0.61)      (0.69)      (0.73)      (0.22)      (0.56)         (0.62)
  From net realized gains..........     --          --          --         (1.84)      (0.66)            --
                                     -------     -------     -------     -------     -------     ----------
    Total distributions............    (0.61)      (0.69)      (0.73)      (2.06)      (1.22)         (0.62)
                                     -------     -------     -------     -------     -------     ----------
Net asset value, end of period.....  $ 24.18     $ 16.04     $ 17.41     $ 20.30     $ 20.85     $    24.32
                                     =======     =======     =======     =======     =======     ==========
Total Return(a)....................    54.99%      (4.11)%    (10.71)%      7.25%       8.09%         55.05%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $85,625     $67,896     $42,495     $15,284     $21,162     $1,350,850
  Net expenses to average daily net
    assets.........................     0.76%       0.76%       0.76%       0.76%       0.76%          0.69%
  Net investment income to average
    daily net assets...............     2.15%       2.06%       1.56%       1.88%       1.84%          2.22%
  Portfolio turnover rate..........       44%         51%         51%         31%         53%            44%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................     0.09%       0.10%       0.10%       0.08%       0.09%          0.09%

                                                     CLASS III SHARES
                                     -----------------------------------------------------
                                                YEAR ENDED FEBRUARY 28/29,
                                     -----------------------------------------------------
                                       2003          2002           2001           2000
                                     --------     ----------     ----------     ----------
Net asset value, beginning of
  period...........................  $  17.50     $    20.37     $    20.91     $    20.38
                                     --------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........      0.40           0.44           0.44           0.47
  Net realized and unrealized gain
    (loss).........................     (1.08)         (2.59)          1.09           1.28
                                     --------     ----------     ----------     ----------
    Total from investment
      operations...................     (0.68)         (2.15)          1.53           1.75
                                     --------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......     (0.69)         (0.72)         (0.23)         (0.56)
  From net realized gains..........     --             --             (1.84)         (0.66)
                                     --------     ----------     ----------     ----------
    Total distributions............     (0.69)         (0.72)         (2.07)         (1.22)
                                     --------     ----------     ----------     ----------
Net asset value, end of period.....  $  16.13     $    17.50     $    20.37     $    20.91
                                     ========     ==========     ==========     ==========
Total Return(a)....................     (4.05)%       (10.60)%         7.32%          8.20%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $845,997     $1,053,104     $1,280,603     $1,799,929
  Net expenses to average daily net
    assets.........................      0.69%          0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............      2.26%          2.37%          2.07%          2.09%
  Portfolio turnover rate..........        51%            51%            31%            53%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.10%          0.10%          0.08%          0.09%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                 CLASS IV SHARES
         ----------------------------------------------------------------
                            YEAR ENDED FEBRUARY 28/29,
         ----------------------------------------------------------------
           2004          2003          2002          2001          2000
         --------      --------      --------      --------      --------
         $  16.12      $  17.50      $  20.37      $  20.90      $  20.37
         --------      --------      --------      --------      --------
             0.43          0.38          0.36          0.50          0.55
             8.39         (1.05)        (2.49)         1.05          1.21
         --------      --------      --------      --------      --------
             8.82         (0.67)        (2.13)         1.55          1.76
         --------      --------      --------      --------      --------

            (0.63)        (0.71)        (0.74)        (0.24)        (0.57)
               --            --            --         (1.84)        (0.66)
         --------      --------      --------      --------      --------
            (0.63)        (0.71)        (0.74)        (2.08)        (1.23)
         --------      --------      --------      --------      --------
         $  24.31      $  16.12      $  17.50      $  20.37      $  20.90
         ========      ========      ========      ========      ========
            55.15%        (4.02)%      (10.52)%        7.45%         8.18%

         $863,612      $334,240      $248,579      $155,558      $291,894

             0.63%         0.63%         0.63%         0.63%         0.63%

             2.08%         2.13%         1.97%         2.34%         2.47%
               44%           51%           51%           31%           53%

             0.09%         0.10%         0.10%         0.08%         0.09%

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL GROWTH FUND

                                                                   CLASS III SHARES
                                                       -----------------------------------------
                                                              YEAR ENDED FEBRUARY 28/29,
                                                       -----------------------------------------
                                                                                 PERIOD FROM
                                                                              NOVEMBER 30, 2001
                                                                              (COMMENCEMENT OF
                                                                             OPERATIONS) THROUGH
                                                         2004       2003      FEBRUARY 28, 2002
                                                       --------   --------   -------------------
Net asset value, beginning of period.................  $  16.83   $  19.65         $ 20.00
                                                       --------   --------         -------
Income from investment operations:
  Net investment income(b)...........................      0.29       0.25            0.01
  Net realized and unrealized gain (loss)............      6.81      (2.46)          (0.36)
                                                       --------   --------         -------
    Total from investment operations.................      7.10      (2.21)          (0.35)
                                                       --------   --------         -------
Less distributions to shareholders:
  From net investment income.........................     (0.26)     (0.61)           --
                                                       --------   --------         -------
    Total distributions..............................     (0.26)     (0.61)           --
                                                       --------   --------         -------
Net asset value, end of period.......................  $  23.67   $  16.83         $ 19.65
                                                       ========   ========         =======
Total Return(a)......................................     42.33%    (11.40)%         (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period(000)'s...................  $565,104   $178,804         $84,884
  Net expenses to average daily net assets...........      0.69%      0.69%           0.69%*
  Net investment income to average daily net
    assets...........................................      1.38%      1.32%           0.36%*
  Portfolio turnover rate............................        63%        78%             15%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................      0.16%      0.22%           0.65%*

*   Annualized.
**  Not annualized.
(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*

                                                                                     CLASS III SHARES
                                                                 --------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                                 --------------------------------------------------------
                                                                   2004        2003        2002        2001        2000
                                                                 --------     -------     -------     -------     -------
Net asset value, beginning of period........................     $   5.54     $  7.14     $  9.25     $ 10.04     $  9.28
                                                                 --------     -------     -------     -------     -------
Income from investment operations:
  Net investment income(d)..................................         0.20(c)     0.22(c)     0.46(c)     0.23        0.23
  Net realized and unrealized gain (loss)...................         1.59       (1.55)      (1.00)       1.34        1.26
                                                                 --------     -------     -------     -------     -------
    Total from investment operations........................         1.79       (1.33)      (0.54)       1.57        1.49
                                                                 --------     -------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................        --          (0.27)      (1.53)      (0.21)      (0.42)
  From net realized gains...................................        --           --         (0.04)      (2.15)      (0.31)
                                                                 --------     -------     -------     -------     -------
    Total distributions.....................................        --          (0.27)      (1.57)      (2.36)      (0.73)
                                                                 --------     -------     -------     -------     -------
Net asset value, end of period..............................     $   7.33     $  5.54     $  7.14     $  9.25     $ 10.04
                                                                 ========     =======     =======     =======     =======
Total Return(a).............................................        32.31%     (19.53)%     (5.38)%     16.69%      15.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $160,586     $28,923     $37,581     $49,332     $75,054
  Net expenses to average daily net assets..................         0.04%(b)    0.06%(b)    0.31%(b)    0.69%       0.69%
  Net investment income to average daily net assets.........         2.98%(c)    3.32%(c)    5.33%(c)    2.23%       2.25%
  Portfolio turnover rate...................................            5%         90%        120%         39%         68%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.87%       1.32%       0.79%       0.38%       0.33%

(a) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(b) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(c) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.
(d) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

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                                       107

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
FOREIGN FUND

                                                         CLASS II SHARES                            CLASS III SHARES
                                      ------------------------------------------------------    ------------------------
                                                    YEAR ENDED FEBRUARY 28/29,                  YEAR ENDED FEBRUARY 28/29,
                                      ------------------------------------------------------    ------------------------
                                        2004        2003        2002       2001       2000         2004          2003
                                      --------    --------    --------    -------    -------    ----------    ----------
Net asset value, beginning of
  period..........................    $   8.88    $   9.94    $  11.21    $ 13.14    $ 11.79    $     8.90    $     9.95
                                      --------    --------    --------    -------    -------    ----------    ----------
Income from investment operations:
  Net investment income(b)........        0.17        0.15        0.16       0.20       0.17          0.19          0.17
  Net realized and unrealized gain
    (loss)........................        4.46       (1.03)      (1.20)     (0.41)      2.89          4.47         (1.04)
                                      --------    --------    --------    -------    -------    ----------    ----------
    Total from investment
      operations..................        4.63       (0.88)      (1.04)     (0.21)      3.06          4.66         (0.87)
                                      --------    --------    --------    -------    -------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income......       (0.22)      (0.18)      (0.11)     (0.29)     (0.21)        (0.22)        (0.18)
  From net realized gains.........       --          --          (0.12)     (1.43)     (1.50)       --            --
                                      --------    --------    --------    -------    -------    ----------    ----------
    Total distributions...........       (0.22)      (0.18)      (0.23)     (1.72)     (1.71)        (0.22)        (0.18)
                                      --------    --------    --------    -------    -------    ----------    ----------
Net asset value, end of period....    $  13.29    $   8.88    $   9.94    $ 11.21    $ 13.14    $    13.34    $     8.90
                                      ========    ========    ========    =======    =======    ==========    ==========
Total Return(a)...................       52.49%      (9.00)%     (9.37)%    (1.84)%    25.63%        52.76%        (8.89)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................    $781,448    $305,423    $100,127    $61,681    $60,278    $2,260,046    $1,241,562
  Net expenses to average daily
    net assets....................        0.82%       0.82%       0.82%      0.82%      0.82%         0.75%         0.75%
  Net investment income to average
    daily net assets..............        1.47%       1.54%       1.56%      1.63%      1.28%         1.67%         1.77%
  Portfolio turnover rate.........          25%         22%         22%        38%        35%           25%           22%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................        0.08%       0.09%       0.09%      0.09%      0.10%         0.08%         0.09%

                                               CLASS III SHARES
                                    --------------------------------------
                                        YEAR ENDED FEBRUARY 28/29,
                                    --------------------------------------
                                       2002          2001          2000
                                    ----------    ----------    ----------
Net asset value, beginning of
  period..........................  $    11.22    $    13.16    $    11.81
                                    ----------    ----------    ----------
Income from investment operations:
  Net investment income(b)........        0.19          0.21          0.20
  Net realized and unrealized gain
    (loss)........................       (1.23)        (0.43)         2.86
                                    ----------    ----------    ----------
    Total from investment
      operations..................       (1.04)        (0.22)         3.06
                                    ----------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income......       (0.11)        (0.29)        (0.21)
  From net realized gains.........       (0.12)        (1.43)        (1.50)
                                    ----------    ----------    ----------
    Total distributions...........       (0.23)        (1.72)        (1.71)
                                    ----------    ----------    ----------
Net asset value, end of period....  $     9.95    $    11.22    $    13.16
                                    ==========    ==========    ==========
Total Return(a)...................       (9.33)%       (1.85)%       25.65%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................  $1,049,456    $1,019,541    $1,022,498
  Net expenses to average daily
    net assets....................        0.75%         0.75%         0.75%
  Net investment income to average
    daily net assets..............        1.88%         1.71%         1.48%
  Portfolio turnover rate.........          22%           38%           35%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................        0.09%         0.09%         0.10%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

                              CLASS IV SHARES
        ------------------------------------------------------------
                         YEAR ENDED FEBRUARY 28/29,
        ------------------------------------------------------------
          2004         2003         2002         2001         2000
        --------     --------     --------     --------     --------
        $   8.90     $   9.96     $  11.22     $  13.16     $  11.81
        --------     --------     --------     --------     --------
            0.19         0.18         0.20         0.22         0.21
            4.48        (1.05)       (1.22)       (0.43)        2.86
        --------     --------     --------     --------     --------
            4.67        (0.87)       (1.02)       (0.21)        3.07
        --------     --------     --------     --------     --------
           (0.23)       (0.19)       (0.12)       (0.30)       (0.22)
             --           --        (0.12)       (1.43)       (1.50)
        --------     --------     --------     --------     --------
           (0.23)       (0.19)       (0.24)       (1.73)       (1.72)
        --------     --------     --------     --------     --------
        $  13.34     $   8.90     $   9.96     $  11.22     $  13.16
        ========     ========     ========     ========     ========
           52.84%       (8.92)%      (9.19)%      (1.79)%      25.74%
        $923,221     $207,858     $134,357     $144,425     $141,175
            0.70%        0.69%        0.69%        0.69%        0.69%
            1.65%        1.79%        1.97%        1.77%        1.55%
              25%          22%          22%          38%          35%
            0.09%        0.09%        0.09%        0.09%        0.10%

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
FOREIGN SMALL COMPANIES FUND+

                                                            CLASS III SHARES
                                    ----------------------------------------------------------------
                                                       YEAR ENDED FEBRUARY 28/29,
                                    ----------------------------------------------------------------

                                                                                      PERIOD FROM
                                                                                     JUNE 30, 2000
                                                                                   (COMMENCEMENT OF
                                                                                    OPERATIONS) TO
                                      2004            2003            2002         FEBRUARY 28, 2001
                                    --------        --------        --------       -----------------
Net asset value, beginning of
  period..........................  $   9.13        $   9.59        $   9.68            $ 10.00
                                    --------        --------        --------            -------
Income from investment operations:
  Net investment income...........      0.20(e)         0.16(e)         0.15               0.06
  Net realized and unrealized gain
    (loss)........................      5.77           (0.51)(b)        0.00(b)(c)        (0.33)(b)
                                    --------        --------        --------            -------
    Total from investment
      operations..................      5.97           (0.35)           0.15              (0.27)
                                    --------        --------        --------            -------
Less distributions to
  shareholders:
  From net investment income......     (0.31)          (0.11)          (0.24)             (0.05)
                                    --------        --------        --------            -------
    Total distributions...........     (0.31)          (0.11)          (0.24)             (0.05)
                                    --------        --------        --------            -------
Net asset value, end of period....  $  14.79        $   9.13        $   9.59            $  9.68
                                    ========        ========        ========            =======
Total Return(a)...................     65.76%          (3.64)%          1.59%             (2.64)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................  $480,966        $275,739        $149,566            $61,244
  Net expenses to average daily
    net assets....................      0.85%           0.85%           0.86%(d)           0.85%*
  Net investment income to average
    daily net assets..............      1.71%           1.59%           1.48%              1.08%*
  Portfolio turnover rate.........        31%             24%             17%                16%**
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................      0.11%           0.15%           0.26%           $  0.43%*

                                                                   CLASS IV SHARES
                                      GMO POOL            ----------------------------------
                                     PERFORMANCE
                                    INFORMATION++
                                     (UNAUDITED)
                                    -------------                          THE PERIOD FROM
                                     YEAR ENDED                             JUNE 14, 2002
                                     JUNE 30,(F)                          (COMMENCEMENT OF
                                    -------------                        OPERATIONS) THROUGH
                                        2000                2004          FEBRUARY 28, 2003
                                    -------------         --------       -------------------
Net asset value, beginning of
  period..........................     $ 8.64             $   9.13            $  10.60
                                       ------             --------            --------
Income from investment operations:
  Net investment income...........       0.12                 0.21(e)             0.08(e)
  Net realized and unrealized gain
    (loss)........................       1.57                 5.77               (1.43)
                                       ------             --------            --------
    Total from investment
      operations..................       1.69                 5.98               (1.35)
                                       ------             --------            --------
Less distributions to
  shareholders:
  From net investment income......       0.33                (0.31)              (0.12)
                                       ------             --------            --------
    Total distributions...........       0.33                (0.31)              (0.12)
                                       ------             --------            --------
Net asset value, end of period....     $10.00             $  14.80            $   9.13
                                       ======             ========            ========
Total Return(a)...................      19.80%(g)            65.92%            (12.76)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................        N/A             $333,731            $202,319
  Net expenses to average daily
    net assets....................        N/A                 0.80%               0.80%*
  Net investment income to average
    daily net assets..............        N/A                 1.78%               1.13%*
  Portfolio turnover rate.........        N/A                   31%                 24%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................        N/A                 0.11%               0.14%*

  *  Annualized.
 **  Not annualized.
(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)  Net realized and unrealized loss was less than $0.01 per share.
(d)  Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.
(e)  Computed using average shares outstanding throughout the period.
(f)  The fiscal year end of the GMO Pool was June 30.
(g)  The total return figures and other information shown above have been restated to reflect the Fund's higher expense ratio.
  +  The Fund commenced operations on June 30, 2000 subsequent to a transaction involving the reorganization of a discrete,
     GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool") as the
     Fund.
 ++  All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is not necessarily indicative of future results. Total return figures for the GMO Pool have been restated to reflect the estimated operating expenses of the Fund, which are higher than the operating expenses for the GMO Pool. The per unit information for the GMO Pool has been restated to conform to the Fund's initial net asset value of $10.00 per share. The GMO Pool was not registered as an investment company and therefore was not subject to certain investment restrictions imposed by the Investment Company Act of 1940. Had the GMO Pool been subject to these restrictions, its performance may have been adversely affected.

INTERNATIONAL SMALL COMPANIES FUND

                                                                                   CLASS III SHARES
                                                              ----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------
                                                                 2004         2003        2002        2001        2000
                                                              ----------    --------    --------    --------    --------
Net asset value, beginning of period........................  $     9.50    $  10.44    $  11.68    $  11.54    $  11.02
                                                              ----------    --------    --------    --------    --------
Income (loss) from investment operations:
  Net investment income.....................................        0.20        0.15        0.22        0.23        0.25
  Net realized and unrealized gain (loss)...................        7.94       (0.80)      (1.11)       1.02        0.83
                                                              ----------    --------    --------    --------    --------
    Total from investment operations........................        8.14       (0.65)      (0.89)       1.25        1.08
                                                              ----------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................       (0.20)      (0.29)      (0.35)      (0.25)      (0.15)
  From net realized gains...................................       (0.35)         --       (0.00)(c)    (0.86)     (0.41)
                                                              ----------    --------    --------    --------    --------
    Total distributions.....................................       (0.55)      (0.29)      (0.35)      (1.11)      (0.56)
                                                              ----------    --------    --------    --------    --------
Net asset value, end of period..............................  $    17.09    $   9.50    $  10.44    $  11.68    $  11.54
                                                              ==========    ========    ========    ========    ========
Total Return(a).............................................       86.62%      (6.30)%     (7.57)%     11.09%       9.62%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $1,592,464    $536,648    $253,612    $187,093    $173,362
  Net expenses to average daily net assets..................        0.75%       0.75%       0.75%       0.75%       0.75%
  Net investment income to average daily net assets.........        1.60%       1.65%       2.02%       2.05%       2.19%
  Portfolio turnover rate...................................          46%         44%         34%         60%         55%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.13%       0.17%       0.22%       0.22%       0.24%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................  $     0.04    $   0.06    $   0.05    $   0.04          --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(c) The distribution from net realized gains was less than $.01 per share.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING MARKETS FUND

                                                 CLASS III SHARES                                       CLASS IV SHARES
                       --------------------------------------------------------------------      -----------------------------
                                            YEAR ENDED FEBRUARY 28/29,                            YEAR ENDED FEBRUARY 28/29,
                       --------------------------------------------------------------------      -----------------------------
                          2004            2003           2002          2001          2000           2004            2003
                       ----------      ----------      --------      --------      --------      ----------      ----------
Net asset value,
 beginning of
 period..............  $     8.82      $     9.84      $   9.04      $  11.16      $   6.31      $     8.81      $     9.83
                       ----------      ----------      --------      --------      --------      ----------      ----------
Income (loss) from
 investment
 operations:
 Net investment
   income+...........        0.23            0.11          0.18          0.17          0.13            0.24            0.11
 Net realized and
   unrealized gain
   (loss)............        6.97           (1.00)         0.80         (2.27)         4.77            6.94           (0.99)
                       ----------      ----------      --------      --------      --------      ----------      ----------
   Total from
     investment
     operations......        7.20           (0.89)         0.98         (2.10)         4.90            7.18           (0.88)
                       ----------      ----------      --------      --------      --------      ----------      ----------
Less distributions to
 shareholders from:
 Net investment
   income............       (0.24)          (0.13)        (0.18)        (0.02)        (0.05)          (0.24)          (0.14)
                       ----------      ----------      --------      --------      --------      ----------      ----------
   Total
     distributions...       (0.24)          (0.13)        (0.18)        (0.02)        (0.05)          (0.24)          (0.14)
                       ----------      ----------      --------      --------      --------      ----------      ----------
Net asset value, end
 of period...........  $    15.78      $     8.82      $   9.84      $   9.04      $  11.16      $    15.75      $     8.81
                       ==========      ==========      ========      ========      ========      ==========      ==========
Total Return(a)......       82.10%          (9.14)%       11.15%       (18.79)%       77.43%          81.97%          (9.09)%
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000's)....  $4,079,172      $1,215,653      $826,960      $560,205      $727,197      $1,799,736      $1,003,954
 Net expenses to
   average daily net
   assets............        1.12%           1.16%         1.19%(b)      1.23%         1.18%           1.08%           1.12%
 Net investment
   income to average
   daily net
   assets............        1.85%           1.12%         2.32%         1.69%         1.41%           2.05%           1.16%
 Portfolio turnover
   rate..............          46%             59%           74%           90%           73%             46%             59%
 Fees and expenses
   reimbursed by the
   Manager to average
   daily net
   assets............        0.02%           0.02%         0.02%         0.02%         0.03%           0.02%           0.02%
 Purchase and
   redemption fees
   consisted of the
   following per
   share
   amounts:(c).......  $     0.06      $     0.05      $   0.05      $   0.03      $  --         $     0.05      $     0.02

                                                                   CLASS V SHARES
                                                                 -------------------
                                 CLASS IV SHARES                     PERIOD FROM
                       ------------------------------------        AUGUST 4, 2003
                            YEAR ENDED FEBRUARY 28/29,            (COMMENCEMENT OF
                       ------------------------------------      OPERATIONS) THROUGH
                         2002          2001          2000         FEBRUARY 29, 2004
                       --------      --------      --------      -------------------
Net asset value,
 beginning of
 period..............  $   9.03      $  11.16      $   6.31           $  10.81
                       --------      --------      --------           --------
Income (loss) from
 investment
 operations:
 Net investment
   income+...........      0.17          0.17          0.13               0.13
 Net realized and
   unrealized gain
   (loss)............      0.82         (2.28)         4.77               5.02
                       --------      --------      --------           --------
   Total from
     investment
     operations......      0.99         (2.11)         4.90               5.15
                       --------      --------      --------           --------
Less distributions to
 shareholders from:
 Net investment
   income............     (0.19)        (0.02)        (0.05)             (0.19)
                       --------      --------      --------           --------
   Total
     distributions...     (0.19)        (0.02)        (0.05)             (0.19)
                       --------      --------      --------           --------
Net asset value, end
 of period...........  $   9.83      $   9.03      $  11.16           $  15.77
                       ========      ========      ========           ========
Total Return(a)......     11.22%       (18.82)%       77.76%             47.82%**
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000's)....  $735,455      $467,619      $480,208           $382,193
 Net expenses to
   average daily net
   assets............      1.14%(b)      1.18%         1.13%              1.07%*
 Net investment
   income to average
   daily net
   assets............      2.27%         1.73%         1.45%              1.69%*
 Portfolio turnover
   rate..............        74%           90%           73%                46%***
 Fees and expenses
   reimbursed by the
   Manager to average
   daily net
   assets............      0.02%         0.02%         0.03%              0.02%*
 Purchase and
   redemption fees
   consisted of the
   following per
   share
   amounts:(c).......  $   0.03      $   0.03      $  --              $   0.03

+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .035% of average daily net assets.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
*   Annualized.
**  Not annualized.
*** Calculation represents portfolio turnover for Fund for the year ending February 29, 2004.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRIES FUND*

                                                                                  CLASS III SHARES
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------
                                                                2004        2003        2002         2001        2000
                                                              --------     -------     -------      -------     -------
Net asset value, beginning of period........................  $   8.54     $  9.65     $  8.81      $ 11.41     $  5.74
                                                              --------     -------     -------      -------     -------
Income from investment operations:
  Net investment income.....................................      0.18        0.08        0.14         0.08        0.05
  Net realized and unrealized gain (loss)...................      6.71       (1.04)       0.77        (2.48)       5.63
                                                              --------     -------     -------      -------     -------
    Total from investment operations........................      6.89       (0.96)       0.91        (2.40)       5.68
                                                              --------     -------     -------      -------     -------
Less distributions to shareholders:
  From net investment income................................     (0.22)      (0.15)      (0.07)          --          --
  From net realized gains...................................     (0.22)      --          --           (0.20)      (0.01)
                                                              --------     -------     -------      -------     -------
    Total distributions.....................................     (0.44)      (0.15)      (0.07)       (0.20)      (0.01)
                                                              --------     -------     -------      -------     -------
Net asset value, end of period..............................  $  14.99     $  8.54     $  9.65      $  8.81     $ 11.41
                                                              ========     =======     =======      =======     =======
Total Return(a).............................................     81.45%     (10.15)%     10.49%      (21.27)%     98.96%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $249,844     $89,042     $72,405      $52,239     $65,191
  Net expenses to average daily net assets..................      1.16%       1.27%       1.40%        1.40%       1.28%
  Net investment income to average daily net assets.........      1.82%       0.78%       2.12%        0.91%       0.54%
  Portfolio turnover rate...................................        57%        108%        109%          98%        157%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%       0.31%       0.17%        0.15%       0.17%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................  $  --        $  0.00(c)  $  0.04      $  0.02     $   --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(c) Purchase and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.
* Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."

ASIA FUND

                                                                                     CLASS III SHARES
                                                              ---------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------------
                                                                2004          2003          2002          2001         2000
                                                              --------      --------      --------      --------      -------
Net asset value, beginning of period........................  $   7.25      $   8.09      $   7.87      $  12.35      $  7.67
                                                              --------      --------      --------      --------      -------
Income (loss) from investment operations:
  Net investment income.....................................      0.23          0.06          0.07          0.09         0.03
  Net realized and unrealized gain (loss)...................      6.35         (0.85)         0.26         (3.32)        5.01
                                                              --------      --------      --------      --------      -------
    Total from investment operations........................      6.58         (0.79)         0.33         (3.23)        5.04
                                                              --------      --------      --------      --------      -------
Less distributions to shareholders from:
  Net investment income.....................................     (0.06)        (0.05)        (0.11)        (0.01)       (0.02)
  Net realized gains........................................     --            --               --         (1.24)       (0.34)
                                                              --------      --------      --------      --------      -------
    Total Distributions.....................................     (0.06)        (0.05)        (0.11)        (1.25)       (0.36)
                                                              --------      --------      --------      --------      -------
Net asset value, end of period..............................  $  13.77      $   7.25      $   8.09      $   7.87      $ 12.35
                                                              ========      ========      ========      ========      =======
Total Return(a).............................................     91.04%        (9.82)%        4.41%       (27.45)%      65.57%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $141,614      $105,354      $117,878      $113,927      $119,218
  Net expenses to average daily net assets..................      1.25%         1.35%         1.28%         1.30%        1.25%
  Net investment income to average daily net assets.........      1.76%         0.80%         1.01%         1.22%        0.22%
  Portfolio turnover rate                                           39%           72%           68%           84%         121%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.07%         0.06%         0.09%         0.07%        0.07%
  Purchase and redemption fees consist of the following per
    share amounts:(b).......................................  $   0.02      $   0.00(c)   $   0.00(c)   $   0.03      $    --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
(c) Purchase and redemption fees were less than $0.01 per share.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

                                                                                 CLASS III SHARES
                                                              -------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------
                                                                2004       2003        2002        2001        2000
                                                              --------   --------    --------    --------    --------
Net asset value, beginning of period........................  $   8.73   $   9.70    $  10.79    $  10.43    $   9.71
                                                              --------   --------    --------    --------    --------
Income from investment operations:
  Net investment income(b)..................................      0.21       0.19        0.25        0.23        0.15
  Net realized and unrealized gain (loss)...................      4.55      (0.90)      (1.03)       0.29        0.70
                                                              --------   --------    --------    --------    --------
    Total from investment operations........................      4.76      (0.71)      (0.78)       0.52        0.85
                                                              --------   --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.30)     (0.26)      (0.31)      (0.16)      (0.13)
                                                              --------   --------    --------    --------    --------
    Total distributions.....................................     (0.30)     (0.26)      (0.31)      (0.16)      (0.13)
                                                              --------   --------    --------    --------    --------
Net asset value, end of period..............................  $  13.19   $   8.73    $   9.70    $  10.79    $  10.43
                                                              ========   ========    ========    ========    ========
Total Return(a).............................................     54.99%     (7.47)%     (7.16)%      5.03%       8.65%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $291,360   $ 94,709    $ 75,287    $ 75,538    $112,623
  Net expenses to average daily net assets..................      0.69%      0.70%       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........      1.87%      1.98%       2.49%       2.11%       1.36%
  Portfolio turnover rate...................................        36%        48%         50%         56%          5%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.26%      0.45%       0.41%       0.34%       0.34%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND

                                                                                    CLASS III SHARES
                                                        -------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                        -------------------------------------------------------------------------
                                                         2004*       2003*            2002*           2001(C)*         2000
                                                        --------    --------         --------         --------    ---------------
Net asset value, beginning of period..................  $  10.08    $   9.68         $   9.98         $   9.23       $   9.65
                                                        --------    --------         --------         --------       --------
Income from investment operations:
  Net investment income(d)............................      0.23+       0.22+            0.41+            0.60+          0.60
  Net realized and unrealized gain (loss).............      0.24        0.86             0.22             0.73          (0.42)
                                                        --------    --------         --------         --------       --------
    Total from investment operations..................      0.47        1.08             0.63             1.33           0.18
                                                        --------    --------         --------         --------       --------
Less distributions to shareholders:
  From net investment income..........................     (0.20)      (0.27)           (0.50)           (0.58)         (0.58)
  From net realized gains.............................     (0.28)      (0.41)           (0.43)              --          (0.02)
                                                        --------    --------         --------         --------       --------
    Total distributions...............................     (0.48)      (0.68)           (0.93)           (0.58)         (0.60)
                                                        --------    --------         --------         --------       --------
Net asset value, end of period........................  $  10.07    $  10.08         $   9.68         $   9.98       $   9.23
                                                        ========    ========         ========         ========       ========
Total Return(a).......................................      4.79%      11.43%            6.62%           14.91%          2.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................  $373,277    $113,223         $155,000         $170,534       $164,457
  Net operating expenses to average daily net
    assets............................................      0.25%       0.25%            0.25%            0.25%          0.25%
  Interest expense to average daily net assets........     --          --               --                0.07%(b)        0.19%(b)
  Total net expenses to average daily net assets(e)...      0.25%       0.25%            0.25%            0.32%          0.44%
  Net investment income to average daily net
    assets(d).........................................      2.30%       2.23%            4.16%            6.37%          5.85%
  Portfolio turnover rate.............................        15%         71%              19%              65%            20%
  Fees and expenses reimbursed by the Manager to
    average daily net assets..........................      0.06%       0.05%            0.05%            0.05%          0.05%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(e) Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.
+    Computed using average shares outstanding throughout the period.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.12% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in reductions to the net investment income ratio of 0.34%, 0.19% and 0.04% and to net investment income per share of $0.03, $0.02, and $0.01 in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.

CORE PLUS BOND FUND*

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,**
                                                              ----------------------------------------------------------------
                                                                2004          2003          2002        2001(D)         2000
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.95      $  10.39      $  10.17      $   9.64      $  10.23
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income+....................................      0.25(a)       0.20(a)       0.77(a)       0.62(a)       0.66
  Net realized and unrealized gain (loss)...................      0.91          0.44          0.07          0.73         (0.44)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.16          0.64          0.84          1.35          0.22
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.28)        (0.47)        (0.62)        (0.82)        (0.70)
  From net realized gains...................................     (0.43)        (0.61)           --(f)         --         (0.11)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (0.71)        (1.08)        (0.62)        (0.82)        (0.81)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  10.40      $   9.95      $  10.39      $  10.17      $   9.64
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     11.99%         6.45%         8.53%        14.52%         2.26%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $602,824      $286,030      $340,039      $156,412      $120,276
  Net operating expenses to average daily net assets........      0.39%(e)      0.38%(e)      0.38%(e)      0.39%(e)      0.40%
  Interest expense to average daily net assets..............        --         --            --            --             0.01%(c)
  Total net expenses to average daily net assets............      0.39%         0.38%         0.38%         0.39%         0.41%
  Net investment income to average daily net assets.........      2.43%(e)      1.91%(a)      7.38%(a)      6.29%(a)      6.59%
  Portfolio turnover rate...................................       114%          108%          113%          181%           40%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.09%         0.09%         0.09%         0.12%         0.10%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(f)  The distribution from net realized gains was less than $0.01 per share.
 * Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."
** As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.51% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.06%, (0.01%), (0.05%) and 0.40% and to net investment income per share of $0.01, less than $(0.01), less than $(0.01), and $0.04 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.
+    Calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29*,
                                                              ----------------------------------------------------------------
                                                                2004          2003          2002        2001(D)         2000
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.94      $   9.05      $   9.44      $   9.19      $  10.06
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(a)..................................      0.20+         0.20+         0.44+         0.61+         0.72
  Net realized and unrealized gain (loss)...................      1.94          2.00         (0.80)        (0.32)        (1.01)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.14          2.20         (0.36)         0.29         (0.29)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.71)        (1.31)        (0.03)           --         (0.39)
  From net realized gains...................................     (0.99)           --            --         (0.04)        (0.19)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.70)        (1.31)        (0.03)        (0.04)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  10.38      $   9.94      $   9.05      $   9.44      $   9.19
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     23.17%        25.17%        (3.80)%        3.20%        (2.98)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $271,015      $122,521      $135,048      $212,591      $145,373
  Net operating expenses to average daily net assets........      0.39%(e)      0.38%(e)      0.38%(e)      0.39%(e)      0.40%
  Interest expense to average daily net assets(a)...........        --            --            --            --          0.03%(c)
  Total net expenses to average daily net assets............      0.39%         0.38%         0.38%         0.39%         0.43%
  Net investment income to average daily net assets.........      1.98%         1.96%         4.73%         6.63%         6.72%
  Portfolio turnover rate...................................        26%           40%           36%          114%           39%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.12%         0.11%         0.11%         0.04%         0.98%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+ Computed using average shares outstanding throughout the period.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.16% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.44%), (0.12%), (0.19%) and 0.21% and to net investment income per share of $(0.04), $(0.01), $(0.02), and $0.02 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               2004*         2003*        2002*       2001(C)*       2000*
                                                              --------      -------      -------      --------      --------
Net asset value, beginning of period........................  $   8.85      $  9.04      $  9.72      $  9.70       $  10.47
                                                              --------      -------      -------      -------       --------
Income from investment operations:
  Net investment income(a)+.................................      0.06         0.09         0.50         0.57           0.64
  Net realized and unrealized gain (loss)...................      0.76         0.32        (0.13)        0.73          (0.16)
                                                              --------      -------      -------      -------       --------
    Total from investment operations........................      0.82         0.41         0.37         1.30           0.48
                                                              --------      -------      -------      -------       --------
Less distributions to shareholders:
  From net investment income................................     (0.51)       (0.60)       (1.05)       (1.18)         (1.11)
  From net realized gains...................................        --           --           --        (0.10)         (0.14)
                                                              --------      -------      -------      -------       --------
    Total distributions.....................................     (0.51)       (0.60)       (1.05)       (1.28)         (1.25)
                                                              --------      -------      -------      -------       --------
Net asset value, end of period..............................  $   9.16      $  8.85      $  9.04      $  9.72       $   9.70
                                                              ========      =======      =======      =======       ========
Total Return(b).............................................      9.53%        4.81%        4.21%       14.06%          4.95%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $222,872      $20,219      $17,932      $18,102       $283,340
  Net expenses to average daily net assets..................      0.38%(d)     0.40%(d)     0.38%(d)     0.40%(d)       0.40%
  Net investment income to average daily net assets(a)......      0.68%        0.97%        5.45%        5.79%          6.34%
  Portfolio turnover rate...................................        36%          66%          44%         120%            65%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.24%        0.51%        0.54%        0.07%          0.08%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
 + Computed using average shares outstanding throughout the period.
 * As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.25% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.05%), less than 0.00%, (0.17%) and (0.17%) for the fiscal years ending February 28/29, 2003, 2002, 2001 and 2000, respectively and to net investment income per share of less than $(0.00), less than $0.00, $(0.02), and $(0.01) for the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

   GLOBAL BOND FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,*
                                                              ----------------------------------------------------------------
                                                                2004          2003          2002        2001(D)         2000
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.20      $   9.33      $  10.04      $   9.41      $   9.87
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.12(a)+      0.09(a)+      0.52(a)+      0.50(a)+      0.51
  Net realized and unrealized gain (loss)...................      1.42          1.47         (0.65)         0.12         (0.71)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.54          1.58         (0.13)         0.63         (0.20)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................        --         (1.51)        (0.39)           --         (0.26)
  From net realized gains...................................     (1.90)        (0.20)        (0.19)           --            --
                                                              --------      --------      --------      --------      --------
  Return of capital.........................................     (0.11)           --            --            --            --
    Total distributions.....................................     (2.01)        (1.71)        (0.58)           --         (0.26)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   8.73      $   9.20      $   9.33      $  10.04      $   9.41
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     20.21%        17.76%        (1.34)%        6.70%        (2.07)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $138,684      $235,842      $273,074      $291,112      $182,730
  Net operating expenses to average daily net assets........      0.32%(e)      0.33%(e)      0.32%(e)      0.33%(e)      0.34%
  Interest expense to average daily net assets..............     --            --               --            --          0.16%(c)
  Total net expenses to average daily net assets............      0.32%         0.33%         0.32%         0.33%         0.50%
  Net investment income to average daily net assets.........      1.44%(a)      1.10%(a)      5.36%(a)      5.34%(a)      5.09%
  Portfolio turnover rate...................................        45%           50%           28%           35%          116%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.12%         0.08%         0.08%         0.08%         0.08%

+   Computed using average shares outstanding throughout the period.
(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.17% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.16%), (0.05%), (0.11%) and 0.07% and to net investment income per share of $(0.02), $(0.01), $(0.01), and less than $0.00 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

                                                         CLASS III SHARES
                                   ------------------------------------------------------------
                                                   YEAR ENDED FEBRUARY 28/29,*
                                   ------------------------------------------------------------
                                     2004         2003         2002       2001(B)        2000
                                   --------     --------     --------     --------     --------
Net asset value, beginning of
  period......................     $   9.51     $   9.30     $   8.96     $   8.74     $   6.89
                                   --------     --------     --------     --------     --------
Income from investment
  operations:
    Net investment income+....         1.01         0.90         0.97         1.14         0.84
    Net realized and
      unrealized gain
      (loss)..................         1.81         0.49         0.56         0.40         2.20
                                   --------     --------     --------     --------     --------
        Total from investment
          operations..........         2.82         1.39         1.53         1.54         3.04
                                   --------     --------     --------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income..................        (1.06)       (0.99)       (1.19)       (1.32)       (1.07)
    From net realized gains...        (0.76)       (0.19)        --           --          (0.12)
                                   --------     --------     --------     --------     --------
        Total distributions...        (1.82)       (1.18)       (1.19)       (1.32)       (1.19)
                                   --------     --------     --------     --------     --------
Net asset value, end of
  period......................     $  10.51     $   9.51     $   9.30     $   8.96     $   8.74
                                   ========     ========     ========     ========     ========
Total Return..................        30.46%       15.94%(a)    18.53%(a)    18.78%(a)    46.81%(a)
Ratios/Supplemental Data:
    Net assets, end of period
      (000's).................     $925,517     $822,080     $570,459     $430,003     $378,593
    Net operating expenses to
      average daily net
      assets..................         0.57%(f)     0.57%(f)     0.57%(f)     0.56%        0.56%
    Interest expense to
      average daily net
      assets..................         0.08%(d)     0.08%(d)     0.14%(d)    --           --
    Total net expenses to
      average daily net
      assets..................         0.65%        0.65%        0.71%        0.56%        0.56%
    Net investment income to
      average daily net
      assets..................         9.44%        9.78%       10.78%       12.64%       10.85%
    Portfolio turnover rate...          119%         121%         130%         139%         123%
    Fees and expenses
      reimbursed by the
      Manager to average daily
      net assets..............         --  (g)      0.01%(g)     0.02%        0.03%        0.03%
    Purchase and redemption
      fees consisted of the
      following per share
      amounts:(c).............     $   0.03     $   0.01         --  (e)  $   0.01          N/A

                                                       CLASS IV SHARES
                                --------------------------------------------------------------
                                                 YEAR ENDED FEBRUARY 28/29,**
                                --------------------------------------------------------------
                                   2004          2003         2002       2001(H)        2000
                                ----------     --------     --------     --------     --------
Net asset value, beginning of
  period......................  $     9.52     $   9.29     $   8.95     $   8.74     $   6.90
                                ----------     --------     --------     --------     --------
Income from investment
  operations:
    Net investment income+....        1.06         0.91         0.98         1.15         0.84
    Net realized and
      unrealized gain
      (loss)..................        1.75         0.50         0.55         0.39         2.20
                                ----------     --------     --------     --------     --------
        Total from investment
          operations..........        2.81         1.41         1.53         1.54         3.04
                                ----------     --------     --------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income..................       (1.06)       (0.99)       (1.19)       (1.33)       (1.08)
    From net realized gains...       (0.76)       (0.19)          --           --        (0.12)
                                ----------     --------     --------     --------     --------
        Total distributions...       (1.82)       (1.18)       (1.19)       (1.33)       (1.20)
                                ----------     --------     --------     --------     --------
Net asset value, end of
  period......................  $    10.51     $   9.52     $   9.29     $   8.95     $   8.74
                                ==========     ========     ========     ========     ========
Total Return..................       30.38%       16.25%(a)    18.60%(a)    18.71%(a)    47.00%(a)
Ratios/Supplemental Data:
    Net assets, end of period
      (000's).................  $1,238,411     $616,174     $489,615     $579,912     $545,869
    Net operating expenses to
      average daily net
      assets..................        0.52%(f)     0.52%(f)     0.52%(f)     0.51%        0.51%
    Interest expense to
      average daily net
      assets..................        0.08%(d)     0.08%(d)     0.14%(d)    --           --
    Total net expenses to
      average daily net
      assets..................        0.60%(f)     0.60%        0.66%        0.51%        0.51%
    Net investment income to
      average daily net
      assets..................        9.95%        9.89%       10.83%       12.69%       10.90%
    Portfolio turnover rate...         119%         121%         130%         139%         123%
    Fees and expenses
      reimbursed by the
      Manager to average daily
      net assets..............        --  (g)      0.01%(g)     0.02%        0.03%        0.03%
    Purchase and redemption
      fees consisted of the
      following per share
      amounts:(c).............  $     0.04     $   0.01         --  (e)  $   0.01          N/A

+  Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e) Purchase and redemption fees were less than $0.01 per share.
(f) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(g) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses.
(h) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 were not restated to reflect this change.
 * As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.46% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.04), $0.01 and less than $0.01 in the fiscal years ending February 28/29, 2003, 2002, 2001 and 2000, respectively. This reclassification had no effect on total return.
** As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.46% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.03), $0.01, and less than $0.01 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively. This reclassification had no effect on total return.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT SHARE FUND

                                                                                    CLASS III SHARES
                                                       --------------------------------------------------------------------------
                                                                                       YEAR ENDED
                                                                                    FEBRUARY 28/29,
                                                       --------------------------------------------------------------------------
                                                         2004              2003              2002               2001       2000
                                                       --------           -------           -------           --------    -------
Net asset value, beginning of period.................  $   9.56           $  9.25           $  8.90           $   8.70    $  6.84
                                                       --------           -------           -------           --------    -------
Income from investment operations:
  Net investment income(a)...........................      1.10+             0.83+             1.03+              1.33+      1.10
  Net realized and unrealized gain (loss)............      1.73              0.57              0.51               0.23       1.97
                                                       --------           -------           -------           --------    -------
        Total from investment operations.............      2.83              1.40              1.54               1.56       3.07
                                                       --------           -------           -------           --------    -------
Less distributions to shareholders:
  From net investment income.........................     (1.85)            (1.09)            (1.19)             (1.36)     (1.20)
  From net realized gains............................     (0.49)               --                --                 --      (0.01)
                                                       --------           -------           -------           --------    -------
        Total distributions..........................     (2.34)            (1.09)            (1.19)             (1.36)     (1.21)
                                                       --------           -------           -------           --------    -------
Net asset value, end of period.......................  $  10.05           $  9.56           $  9.25           $   8.90    $  8.70
                                                       ========           =======           =======           ========    =======
Total Return(b)......................................     29.91%            15.81%            18.47%             18.71%     46.71%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................  $100,943           $66,140           $89,952           $102,481    $86,280
  Net expenses to average daily net assets(c)........      0.00%(d)          0.00%(d)          0.00%(d)           0.00%      0.00%
  Net investment income to average daily net
    assets(a)........................................     10.06%             8.88%            11.43%             14.39%     14.22%
  Portfolio turnover rate............................        20%               30%               14%                 0%         0%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................      0.08%             0.08%             0.06%              0.03%      0.04%

(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund ("ECDF").
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in ECDF.
(d)The ratio of net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

SHORT-DURATION INVESTMENT FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2004         2003         2002         2001         2000
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income(b)+...............................     0.12         0.08         0.30         0.42         0.46
    Net realized and unrealized gain (loss).................     0.07        (0.54)        0.07         0.33         0.05
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................     0.19        (0.46)        0.37         0.75         0.51
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.12)       (0.33)       (0.39)       (0.44)       (0.52)
    From net realized gains.................................     --          (0.15)       (0.28)       (0.01)        --
    Return of capital.......................................    (0.00)++      --           --           --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.12)       (0.48)       (0.67)       (0.45)       (0.52)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.75      $  8.68      $  9.62      $  9.92      $  9.62
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................     2.24%       (4.91)%       3.73%        7.91%        5.42%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $44,156      $55,316      $48,347      $40,505      $43,491
    Net expenses to average daily net assets(c).............     0.21%        0.21%        0.20%        0.20%        0.20%
    Net investment income to average daily net assets(b)....     1.36%        0.88%        3.04%        4.30%        4.82%
    Portfolio turnover rate.................................        4%          43%          91%          50%         178%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.10%        0.08%        0.12%        0.09%        0.08%

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)Net investment income for the years is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(c)Net expenses exclude expenses incurred indirectly through investment in underlying funds.
+  Computed using average shares outstanding throughout the period.
++ Return of capital was less than $0.01.
* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

ALPHA ONLY FUND

                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------------
                                                               2004         2003         2002          2001          2000
                                                              -------      -------      -------      --------      --------
Net asset value, beginning of period........................  $  9.63      $  9.23      $  8.73      $   7.72      $   7.59
                                                              -------      -------      -------      --------      --------
Income (loss) from investment operations:
  Net investment income(d)..................................     0.17(b)      0.20(b)      0.17(b)       0.15          0.16
  Net realized and unrealized gain (loss)...................     0.19         0.49         0.96          1.68          0.20
                                                              -------      -------      -------      --------      --------
    Total from investment operations........................     0.36         0.69         1.13          1.83          0.36
                                                              -------      -------      -------      --------      --------
Less distributions to shareholders:
  From net investment income................................     --          (0.29)       (0.63)        (0.82)        (0.23)
                                                              -------      -------      -------      --------      --------
    Total distributions.....................................     --          (0.29)       (0.63)        (0.82)        (0.23)
                                                              -------      -------      -------      --------      --------
Net asset value, end of period..............................  $  9.99      $  9.63      $  9.23      $   8.73      $   7.72
                                                              =======      =======      =======      ========      ========
Total Return(a).............................................     3.74%        7.61%       13.32%        24.84%         4.74%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $74,841      $26,329      $16,628      $ 56,499      $ 46,718
  Net expenses to average daily net assets(c)...............     0.26%        0.64%        0.37%         0.25%         0.21%
  Net investment income to average daily net assets(d)......     1.72%        2.06%        1.88%         1.80%         1.89%
  Portfolio turnover rate...................................       11%         111%          22%           15%           13%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.72%        0.94%        0.78%         0.64%         0.54%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $  0.01         --           --            --            --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b) Computed using average shares outstanding throughout the period.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

INFLATION INDEXED BOND FUND

                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                                2004          2003          2002        2001(C)       2000
                                                              --------      --------      --------      -------      -------
Net asset value, beginning of period........................  $  11.72      $  10.81      $  10.64      $  9.72      $  9.88
                                                              --------      --------      --------      -------      -------
Income from investment operations:
  Net investment income.....................................      0.30          0.51          0.30         0.71+        0.65+
  Net realized and unrealized gain (loss)...................      0.56          1.25          0.29         0.90        (0.30)
                                                              --------      --------      --------      -------      -------
        Total from investment operations....................      0.86          1.76          0.59         1.61         0.35
                                                              --------      --------      --------      -------      -------
Less distributions to shareholders:
  From net investment income................................     (0.33)        (0.56)        (0.37)       (0.69)       (0.51)
  From net realized gains...................................     (0.23)        (0.29)        (0.05)          --           --
                                                              --------      --------      --------      -------      -------
        Total distributions.................................     (0.56)        (0.85)        (0.42)       (0.69)       (0.51)
                                                              --------      --------      --------      -------      -------
Net asset value, end of period..............................  $  12.02      $  11.72      $  10.81      $ 10.64      $  9.72
                                                              ========      ========      ========      =======      =======
Total Return(a).............................................      7.54%        16.67%         5.66%       16.86%        3.57%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $415,614      $278,088      $149,274      $65,887      $51,951
  Net operating expenses to average daily net assets........      0.25%         0.25%         0.25%        0.25%        0.25%
  Interest expense to average daily net assets(b)...........      0.13%         0.15%         0.17%        0.37%        0.45%
  Total net expenses to average daily net assets(d).........      0.38%         0.40%         0.42%        0.62%        0.70%
  Net investment income to average daily net assets.........      3.49%         4.55%         4.15%        6.87%        6.49%
  Portfolio turnover rate...................................        57%           75%           40%          32%         112%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%         0.06%         0.09%        0.11%        0.13%

+   Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund (renamed GMO Special Purpose Holding Fund as of April 1,
    2004) and GMO Short-Duration Collateral Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

ASSET ALLOCATION FUNDS

GMO BENCHMARK-FREE ALLOCATION FUND

                                                               CLASS III SHARES
                                                              -------------------
                                                                  PERIOD FROM
                                                                 JULY 23, 2003
                                                               (COMMENCEMENT OF
                                                              OPERATIONS) THROUGH
                                                               FEBRUARY 29, 2004
                                                              -------------------
Net asset value, beginning of period........................       $  20.00
                                                                   --------
Income from investment operations:
  Net investment income(a)..................................           0.61
  Net realized and unrealized gain..........................           4.53
                                                                   --------
    Total from investment operations........................           5.14
                                                                   --------
Less distributions to shareholders:
  From net investment income................................          (0.75)
  From net realized gains...................................          (0.11)
                                                                   --------
    Total distributions.....................................          (0.86)
                                                                   --------
Net asset value, end of period..............................       $  24.28
                                                                   ========
Total Return(b).............................................          25.92%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $287,490
  Net expenses to average daily net assets(c)(d)............           0.00%*
  Net investment income to average daily net assets(a)......           5.05%*
  Portfolio turnover rate...................................             24%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets:.......................................           0.07%*
  Purchase and redemption fees consisted of the following
    per share amounts:......................................       $   0.13

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(d) Net expenses to average daily net assets was less than 0.01%.
*  Annualized.
** Not Annualized.

INTERNATIONAL EQUITY ALLOCATION FUND

                                                                                CLASS III SHARES
                                                              -----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------
                                                                2004        2003       2002       2001       2000
                                                              --------    --------    -------    -------    -------
Net asset value, beginning of period........................  $   8.23    $   9.02    $  9.67    $  9.87    $  8.28
                                                              --------    --------    -------    -------    -------
Income from investment operations:
  Net investment income(a)+.................................      0.25        0.36       0.25       0.16       0.22
  Net realized and unrealized gain (loss)...................      4.60       (0.83)     (0.66)     (0.06)      1.73
                                                              --------    --------    -------    -------    -------
    Total from investment operations........................      4.85       (0.47)     (0.41)      0.10       1.95
                                                              --------    --------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................     (0.25)      (0.32)     (0.24)     (0.30)     (0.08)
  From net realized gains...................................        --          --         --         --      (0.28)
                                                              --------    --------    -------    -------    -------
    Total distributions.....................................     (0.25)      (0.32)     (0.24)     (0.30)     (0.36)
                                                              --------    --------    -------    -------    -------
Net asset value, end of period..............................  $  12.83    $   8.23    $  9.02    $  9.67    $  9.87
                                                              ========    ========    =======    =======    =======
Total Return(b).............................................     60.41%      (5.58)%    (4.26)%     0.87%     23.58%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $256,277    $103,768    $65,712    $72,975    $76,047
  Net expenses to average daily net assets(c)...............      0.00%(d)     0.00%(d)    0.00%(d)    0.00%    0.00%
  Net investment income to average daily net assets(a)......      2.35%       4.11%      2.83%      1.62%      2.24%
  Portfolio turnover rate...................................        43%         19%        50%        14%         8%
  Fees and expenses reimbursed by the Manager to average
    daily assets:...........................................      0.05%       0.05%      0.05%      0.05%      0.04%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $   0.02          --         --         --         --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(d) Net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL BALANCED ASSET ALLOCATION FUND*

                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------
                                                                2004        2003       2002      2001       2000
                                                              --------    --------    ------    -------    -------
Net asset value, beginning of period........................  $   8.13    $   8.64    $ 8.99    $  8.96    $  8.52
                                                              --------    --------    ------    -------    -------
Income from investment operations:
  Net investment income(a)..................................      0.18        0.20      0.23       0.21       0.20+
  Net realized and unrealized gain (loss)...................      2.68       (0.28)    (0.20)      0.18       1.69
                                                              --------    --------    ------    -------    -------
    Total from investment operations........................      2.86       (0.08)     0.03       0.39       1.89
                                                              --------    --------    ------    -------    -------
Less distributions to shareholders:
  From net investment income................................     (0.23)      (0.43)    (0.38)     (0.36)     --
  From net realized gains...................................     (0.02)      --         --        --         (1.45)
                                                              --------    --------    ------    -------    -------
    Total distributions.....................................     (0.25)      (0.43)    (0.38)     (0.36)     (1.45)
                                                              --------    --------    ------    -------    -------
Net asset value, end of period..............................  $  10.74    $   8.13    $ 8.64    $  8.99    $  8.96
                                                              ========    ========    ======    =======    =======
Total Return(b).............................................     35.53%      (1.06)%    0.49%      4.29%     22.45%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $453,807    $304,145    $7,318    $11,021    $10,834
  Net expenses to average daily net assets(c)...............      0.00%(d)     0.00%(d)   0.00%(d)    0.00%    0.00%
  Net investment income to average daily net assets(a)......      2.19%       4.01%     2.66%      2.31%      2.24%
  Portfolio turnover rate...................................        59%         61%       25%        12%        12%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.03%       0.05%     0.31%      0.20%      0.19%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $   0.01        --        --         --         --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(d) Net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO World Equity Allocation Fund" was renamed the "GMO World Balanced Allocation Fund." Effective June 30, 2003, the "GMO World Balanced Allocation Fund" was renamed the "GMO Global Balanced Asset Allocation Fund."

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

                                                                                 CLASS III SHARES
                                                              -------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29
                                                              -------------------------------------------------------
                                                                2004        2003        2002        2001       2000
                                                              --------     -------     -------     -------    -------
Net asset value, beginning of period........................  $   7.51     $  8.66     $  8.92     $  9.49    $  8.85
                                                              --------     -------     -------     -------    -------
Income from investment operations:
  Net investment income(a)..................................      0.14        0.15        0.23        0.24       0.25
  Net realized and unrealized gain (loss)...................      3.55       (1.07)      (0.14)       0.39       1.45
                                                              --------     -------     -------     -------    -------
    Total from investment operations........................      3.69       (0.92)       0.09        0.63       1.70
                                                              --------     -------     -------     -------    -------
Less distributions to shareholders:
  From net investment income................................     (0.21)      (0.23)      (0.13)      (0.51)     (0.43)
  From net realized gains...................................     (0.13)         --       (0.22)      (0.69)     (0.63)
                                                              --------     -------     -------     -------    -------
    Total distributions.....................................     (0.34)      (0.23)      (0.35)      (1.20)     (1.06)
                                                              --------     -------     -------     -------    -------
Net asset value, end of period..............................  $  10.86     $  7.51     $  8.66     $  8.92    $  9.49
                                                              ========     =======     =======     =======    =======
Total Return(b).............................................     49.63%     (10.84)%      1.12%       6.57%     19.14%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $222,856     $79,736     $40,124     $42,776    $36,669
  Net expenses to average daily net assets(c)...............      0.00%(d)    0.00%(d)    0.00%(d)    0.00%      0.00%
  Net investment income to average daily net assets(a)......      1.99%       3.06%       2.73%       2.56%      2.63%
  Portfolio turnover rate...................................        14%         30%         13%         19%        18%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%       0.07%       0.07%       0.07%      0.09%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $   0.01          --          --          --         --

(a)
  Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)
  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(c)
  Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(d)
  Net expenses to average daily net assets was less than 0.01%.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

U.S. SECTOR FUND

                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------
                                                               2004        2003        2002       2001       2000
                                                              -------     -------     ------     ------     ------
Net asset value, beginning of period........................  $  4.53     $  5.45     $ 5.11     $ 4.84     $ 4.63
                                                              -------     -------     ------     ------     ------
Income from investment operations:
  Net investment income(a)+.................................     0.08        0.09       0.11       0.14       0.09
  Net realized and unrealized gain (loss)...................     1.89       (1.00)      0.39       0.35       0.54
                                                              -------     -------     ------     ------     ------
    Total from investment operations........................     1.97       (0.91)      0.50       0.49       0.63
                                                              -------     -------     ------     ------     ------
Less distributions to shareholders:
  From net investment income................................    (0.02)      (0.01)     (0.16)     (0.17)*    (0.23)
  From net realized gains...................................    (0.08)       --         --        (0.05)     (0.19)
                                                              -------     -------     ------     ------     ------
    Total distributions.....................................    (0.10)      (0.01)     (0.16)     (0.22)     (0.42)
                                                              -------     -------     ------     ------     ------
Net asset value, end of period..............................  $  6.40     $  4.53     $ 5.45     $ 5.11     $ 4.84
                                                              =======     =======     ======     ======     ======
Total Return(b).............................................    43.72%     (16.78)%     9.80%     10.14%     13.35%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $73,342     $13,144     $  270     $  253     $1,602
  Net expenses to average daily net assets(d)...............     0.00%(c)    0.02%      0.00%(c)   0.00%      0.00%
  Net investment income to average daily net assets(a)......     1.43%       1.93%      1.99%      2.71%      1.85%
  Portfolio turnover rate...................................       17%         24%         2%        35%        22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.58%       0.88%      8.97%      3.05%      0.52%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $  0.00(e)     --         --         --         --

(a)
  Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)
  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)
  Net expenses were less than 0.01%.
(d)
  Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(e)
  Purchase and redemption fees were less than $0.01.
+ Computed using average shares outstanding throughout the period.
* The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

                         INVESTMENT BY CERTAIN FUNDS IN
    GMO SHORT-DURATION COLLATERAL FUND AND GMO SPECIAL PURPOSE HOLDING FUND

     GMO SHORT-DURATION COLLATERAL FUND. Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and (ii) the GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Asia Fund to invest cash held by such Funds.

     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SDCF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark, the J.P. Morgan U.S. 3-Month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, SDCF may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's at the time of purchase, or comparable unrated securities). SDCF may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by SDCF.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

     The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market
Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk. As a result, shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO SPECIAL PURPOSE HOLDING FUND. GMO Special Purpose Holding Fund ("SPHF") (formerly GMO Alpha LIBOR Fund), a portfolio of the Trust, is offered through a separate prospectus. Shares of SPHF are not publicly offered, and SPHF is presently closed to new investment.

     SPHF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SPHF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), and certain other expenses, to the extent applicable, as described on page 86).

     SPHF's investment objective is total return. SPHF is not a "diversified" investment company within the meaning of the Investment Company Act of 1940. As of the date of this Prospectus, SPHF's assets consist of an interest in a special purpose vehicle that holds defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc., special purpose corporations organized by National Premier Financial Services, a subsidiary of National Century Financial Enterprises, claims against various parties arising out of the Fund's purchase of such securities, and cash and cash items.

     The other GMO Funds that hold shares in SPHF are subject to the risks associated with an interest in defaulted asset-backed securities. The principal risks of holding shares in SPHF include Litigation-Related Risk (risk that SPHF's interest in the special purpose vehicle may be of insufficient value to cover the Fund's losses and that any recovery may be used to offset costs associated with the litigation), Liquidity Risk, Non-Diversification Risk, Market Risk -- Fixed Income Securities, Credit and Counterparty Risk, and Management Risk. As a result, shareholders of each GMO Fund holding shares in SPHF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     Additional information on SDCF and SPHF is set forth in separate prospectuses.

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for each share class of each Fund currently being offered.

                        FUND NAME                            SHARE
               (AND PAGE # IN PROSPECTUS)                    CLASS      TICKER     SYMBOL         CUSIP
               --------------------------                  ---------    ------   ----------    -----------
U.S. EQUITY FUNDS
U.S. Core Fund (p. 2)....................................  Class II     GMTWX    USCore        362007 80 9
                                                           Class III    GMCTX    USCore        362007 88 2
                                                           Class IV     GMRFX    USCore        362008 84 9
                                                           Class V      GMCVX    GMOUSCoreV    362008 58 3
                                                           Class VI     GUCRX    GMOUSCoreVI   362008 32 8
Tobacco-Free Core Fund (p. 4)............................  Class III    GMTCX    TobaccoFr     362007 85 8
                                                           Class IV     GMTFX    TobaccoFr     362008 59 1
U.S. Quality Equity Fund (p. 6)..........................  Class III    GQETX    N/A           362008 26 0
                                                           Class IV     GQEFX    USQualityEq   362008 24 5
Value Fund (p. 8)........................................  Class III    GMOVX    Value         362007 82 5
Intrinsic Value Fund (p. 10).............................  Class III    GMIVX    IntrinsicVal  362008 63 3
Growth Fund (p. 12)......................................  Class III    GMOGX    Growth        362007 78 3
Small Cap Value Fund (p. 14).............................  Class III    GMSVX    SmCapVal      362007 72 6
Small Cap Growth Fund (p. 16)............................  Class III    GMSGX    SmCapGr       362007 68 4
Real Estate Fund (p. 18).................................  Class III    GMORX    RealEstate    362007 62 7
Tax-Managed U.S. Equities Fund (p. 20)...................  Class III    GTMUX    N/A           362008 71 6
Tax-Managed Small Companies Fund (p. 22).................  Class III    GTMSX    TxMngSmCo     362008 62 5
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund (p. 24)............  Class III    GIDEX    IntlDiscEq    362008 56 7
                                                           Class IV     GDEQX    N/A           362008 29 4
International Intrinsic Value Fund (p. 26)...............  Class II     GMICX    IntlIntrVal   362007 20 5
                                                           Class III    GMOIX    IntlIntrVal   362007 30 4
                                                           Class IV     GMCFX    IntlIntrVal   362008 83 1
International Growth Fund (p. 28)........................  Class III    GIIIX    IntlGrowth    362008 57 5
Currency Hedged International Equity Fund (p. 30)........  Class III    GMOCX    CurHgIntEq    362007 58 5
Foreign Fund (p. 32).....................................  Class II     GMFRX    Foreign       362007 56 9
                                                           Class III    GMOFX    Foreign       362007 55 1
                                                           Class IV     GMFFX    Foreign       362008 82 3
Foreign Small Companies Fund (p. 34).....................  Class III    GMFSX    ForSmCos      362008 61 7
                                                           Class IV     GFSFX    ForSmCos      362008 34 4
International Small Companies Fund (p. 36)...............  Class III    GMISX    IntSmCos      362007 52 8
Emerging Markets Fund (p. 38)............................  Class III    GMOEX    EmergMkt      362007 60 1
                                                           Class IV     GMEFX    EmergMkt      362008 79 9
                                                           Class V      GEMVX    GMOEmgMktsV   362008 28 6
                                                           Class VI     GEMMX    GMOEmgMktsVI  362008 27 8
Emerging Countries Fund (p. 40)..........................  Class III    GMCEX    EmergCntr     362008 85 6
Asia Fund (p. 42)........................................  Class III    GMASX    Asia          362008 75 7
Tax-Managed International Equities Fund (p. 44)..........  Class III    GTMIX    TxMngIntEq    362008 66 6
FIXED INCOME FUNDS
Domestic Bond Fund (p. 48)...............................  Class III    GMDBX    DomestBd      362007 41 1
Core Plus Bond Fund (p. 50)..............................  Class III    GUGAX    CorePlusBd    362008 60 9
International Bond Fund (p. 52)..........................  Class III    GMIBX    IntlBond      362007 37 9
Currency Hedged International Bond Fund (p. 54)..........  Class III    GMHBX    CurHgIntBd    362007 34 6
Global Bond Fund (p. 56).................................  Class III    GMGBX    GlobalBd      362007 31 2
Emerging Country Debt Fund (p. 58).......................  Class III    GMCDX    EmgCntrDt     362007 27 0
                                                           Class IV     GMDFX    EmgCntrDt     362008 78 1
Emerging Country Debt Share Fund (p. 60).................  Class III    GECDX    EmgCntrDbSh   362008 64 1
Short-Duration Investment Fund (p. 62)...................  Class III    GMSIX    ShortDurInv   362007 47 8
Alpha Only Fund (p. 64)..................................  Class III    GGHEX    N/A           362007 44 5
Inflation Indexed Bond Fund (p. 66)......................  Class III    GMIIX    InfltInBd     362007 24 7
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund (p. 68)...................  Class III    GBMFX    N/A           362008 31 0
International Equity Allocation Fund (p. 70).............  Class III    GIEAX    N/A           362007 21 3
Global Balanced Asset Allocation Fund (p. 72)............  Class III    GMWAX    N/A           362007 17 1
Global (U.S.+) Equity Allocation Fund (p. 74)............  Class III    GMGEX    N/A           362007 14 8
U.S. Sector Fund (p. 76).................................  Class III    N/A      N/A           362007 75 9

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     Investors can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Certain portfolio information (e.g., portfolio holdings) may be made available to shareholders, consultants, data vendors, and other investment professionals who request it more frequently than that information is otherwise made publicly available. However, such information will be disclosed only if the respective Fund has a legitimate business purpose for doing so and the recipient signs a confidentiality agreement. Neither GMO Trust nor GMO will receive any compensation in connection with providing portfolio information.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                                INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2004

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2004, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES..........................................................................     1

FUND INVESTMENTS............................................................................................     1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS..................................................................     4

TRACKING ERROR..............................................................................................    33

USES OF DERIVATIVES.........................................................................................    33

INVESTMENT RESTRICTIONS.....................................................................................    43

DETERMINATION OF NET ASSET VALUE............................................................................    47

DISTRIBUTIONS...............................................................................................    48

TAXES.......................................................................................................    48

PERFORMANCE OBJECTIVES......................................................................................    55

MANAGEMENT OF THE TRUST.....................................................................................    56

INVESTMENT ADVISORY AND OTHER SERVICES......................................................................    65

PORTFOLIO TRANSACTIONS......................................................................................    74

PROXY VOTING POLICIES AND PROCEDURES........................................................................    77

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES............................................................    77

VOTING RIGHTS...............................................................................................    81

SHAREHOLDER AND TRUSTEE LIABILITY...........................................................................    81

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES........................................................    82

OTHER MATTERS...............................................................................................   114

FINANCIAL STATEMENTS........................................................................................   114

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

APPENDIX D -- SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                         Securities
                                                                                         of Foreign     Securities
                                                                                           Issuers      Emerging of
                                        Domestic                             Securities  (Traded on        Market
                                         Equity      Preferred  Convertible  of Foreign     U.S.        Issuers or    Depository
                                      Securities(1)    Stocks   Securities   Issuers(2)  Exchanges)(2)  Countries(2)   Receipts
                                      ----------     ---------  -----------  ----------  ----------     -----------   ----------
U.S. EQUITY FUNDS
U.S. Core Fund                            X                         X                         X                            X
Tobacco-Free Core Fund                    X                         X                         X                            X
U.S. Quality Equity Fund                  X              X          X                         X                            X
Value Fund                                X              X          X             X           X                            X
Intrinsic Value Fund                      X                         X                         X                            X
Growth Fund                               X                         X                         X                            X
Small Cap Value Fund                      X              X          X                         X                            X
Small Cap Growth Fund                     X              X          X                         X                            X
Real Estate Fund                          X              X                        X           X                            X
Tax-Managed U.S. Equities Fund            X              X          X             X           X                            X
Tax-Managed Small Companies Fund          X              X          X             X           X                            X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund     X              X          X             X           X                            X
International Intrinsic Value Fund        X              X          X             X           X              X             X
International Growth Fund                 X              X          X             X           X              X             X
Currency Hedged International Equity
  Fund                                    X              X          X             X           X              X             X
Foreign Fund                              X              X          X             X           X              X             X
Foreign Small Companies Fund              X              X          X             X           X              X             X
International Small Companies Fund        X              X          X             X           X              X             X
Emerging Markets Fund                     X              X          X             X           X              X             X
Emerging Countries Fund                   X              X          X             X           X              X             X
Asia Fund                                 X              X          X             X           X              X             X
Tax-Managed International Equities
  Fund                                    X              X          X             X           X              X             X
FIXED INCOME FUNDS
Domestic Bond Fund                        X              X          X             X           X                            X
Core Plus Bond Fund                       X              X          X             X           X              X             X
International Bond Fund                   X              X          X             X           X              X             X
Currency Hedged International Bond
Fund                                      X              X          X             X           X              X             X
Global Bond Fund                          X              X          X             X           X              X             X
Emerging Country Debt Fund                X              X          X             X           X              X             X
Emerging Country Debt Share Fund          X              X          X             X           X              X             X
Short-Duration Investment Fund                                                    X
Alpha Only Fund                           X              X          X             X           X              X             X
Inflation Indexed Bond Fund               X              X          X             X           X                            X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund
International Equity Allocation
  Fund
Global Balanced Asset Allocation
  Fund
Global (U.S.+) Equity Allocation Fund
U.S. Sector Fund                          X                         X                         X                            X

                                                                                                              Shares of   Cash and
                                                  Futures                                Reverse              Other GMO  Other High
                                       Illiquid     and             Swap     Repurchase Repurchase Investment   Trust      Quality
                                      Securities  Options  REITs  Contracts  Agreements Agreements Companies   Funds(3)  Investments
                                      ----------  -------  -----  ---------  ---------- ---------- ---------- ---------  -----------
U.S. EQUITY FUNDS
U.S. Core Fund                            X          X       X        X          X                      X                   X
Tobacco-Free Core Fund                    X          X       X        X          X                      X                   X
U.S. Quality Equity Fund                  X          X       X        X          X                      X                   X
Value Fund                                X          X       X        X          X                      X                   X
Intrinsic Value Fund                      X          X       X        X          X                      X                   X
Growth Fund                               X          X       X        X          X                      X                   X
Small Cap Value Fund                      X          X       X        X          X                      X                   X
Small Cap Growth Fund                     X          X       X        X          X                      X                   X
Real Estate Fund                          X          X       X        X          X           X          X                   X
Tax-Managed U.S. Equities Fund            X          X       X        X          X                      X                   X
Tax-Managed Small Companies Fund          X          X       X        X          X                      X                   X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund     X          X       X        X          X                      X                   X
International Intrinsic Value Fund        X          X       X        X          X                      X                   X
International Growth Fund                 X          X       X        X          X                      X                   X
Currency Hedged International Equity
  Fund                                    X          X       X        X          X                      X                   X
Foreign Fund                              X          X                X          X                      X                   X
Foreign Small Companies Fund              X          X       X        X          X                      X                   X
International Small Companies Fund        X          X       X        X          X                      X                   X
Emerging Markets Fund                     X          X                X          X                      X         X         X
Emerging Countries Fund                   X          X                X          X                      X         X         X
Asia Fund                                 X          X                X          X                      X         X         X
Tax-Managed International Equities
  Fund                                    X          X       X        X          X                      X                   X
FIXED INCOME FUNDS
Domestic Bond Fund                        X          X                X          X           X          X         X         X
Core Plus Bond Fund                       X          X                X          X           X          X         X         X
International Bond Fund                   X          X                X          X           X          X         X         X
Currency Hedged International Bond
  Fund                                    X          X                X          X           X          X         X         X
Global Bond Fund                          X          X                X          X           X          X         X         X
Emerging Country Debt Fund                X          X                X          X           X          X         X         X
Emerging Country Debt Share Fund          X          X                X          X           X          X         X         X
Short-Duration Investment Fund                       X                X          X                      X         X         X
Alpha Only Fund                           X          X       X        X          X                      X         X         X
Inflation Indexed Bond Fund               X          X                X          X           X          X         X         X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund                                                   X                      X         X         X
International Equity Allocation
  Fund                                                                           X                      X         X         X
Global Balanced Asset Allocation
  Fund                                                                           X                      X         X         X
Global (U.S.+) Equity Allocation Fund                                            X                      X         X         X
U.S. Sector Fund                          X          X       X        X          X                      X         X         X

(1) For more information, see, among other sections, "Description of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Description of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Certain Risks of Foreign Investments" herein.

(3) For more information, see, among other things, "Descriptions and Risks of Fund Investments--Investments in Other Investment Companies" herein.

                                Long and Medium   Short-term
                                Term Corporate   Corporate and                     Asset-        Adjustable  Firm Commitments
                                    & Gov't       Government    Brady  Euro     and Mortgage-       Rate     and When-Issued
                                    Bonds(4)        Bonds(4)    Bonds  Bonds  Backed Securities  Securities     Securities
                                ---------------  -------------  -----  -----  -----------------  ----------  ---------------
U.S. EQUITY FUNDS
U.S. Core Fund                          X             X
Tobacco-Free Core Fund                  X             X
U.S. Quality Equity Fund                X             X
Value Fund
Intrinsic Value Fund                    X             X
Growth Fund                             X             X
Small Cap Value Fund                    X             X
Small Cap Growth Fund                   X             X
Real Estate Fund                                                                     X                X              X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies
  Fund
INTERNATIONAL EQUITY FUNDS
International Disciplined
  Equity Fund                           X             X
International Intrinsic Value
  Fund                                  X             X
International Growth Fund               X             X
Currency Hedged International
  Equity Fund                           X             X
Foreign Fund                            X             X
Foreign Small Companies Fund            X             X
International Small Companies
  Fund                                  X             X
Emerging Markets Fund                   X             X
Emerging Countries Fund                 X             X
Asia Fund                               X             X
Tax-Managed International
  Equities Fund                         X             X
FIXED INCOME FUNDS
Domestic Bond Fund                      X             X                              X                X              X
Core Plus Bond Fund                     X             X           X      X           X                X              X
International Bond Fund                 X             X           X      X           X                X              X
Currency Hedged International
  Bond Fund                             X             X           X      X           X                X              X
Global Bond Fund                        X             X           X      X           X                X              X
Emerging Country Debt Fund              X             X           X      X           X                               X
Emerging Country Debt Share
  Fund                                  X             X           X      X           X                               X
Short-Duration Investment Fund          X             X                              X                X              X
Alpha Only Fund                         X             X                  X
Inflation Indexed Bond Fund             X                                X           X                X              X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation
  Fund
International Equity
  Allocation Fund
Global Balanced Asset
  Allocation Fund
Global (U.S.+) Equity
  Allocation Fund
U.S. Sector Fund

                                             Loans, Loan                  Below
                                              Partici-      Foreign     Investment    Zero                              Warrants
                                Dollar Roll   pations or    Currency       Grade     Coupon      Indexed    Structured     and
                                Agreements   Assignments  Transactions  Securities  Securities  Securities     Notes     Rights
                                -----------  -----------  ------------  ----------  ----------  ----------  ----------  --------
U.S. EQUITY FUNDS
U.S. Core Fund                                                                                                             X
Tobacco-Free Core Fund                                                                                                     X
U.S. Quality Equity Fund                                                                                                   X
Value Fund                                                                                                                 X
Intrinsic Value Fund                                                                                                       X
Growth Fund                                                                                                                X
Small Cap Value Fund                                                                                                       X
Small Cap Growth Fund                                                                                                      X
Real Estate Fund                      X                                      X           X           X                     X
Tax-Managed U.S. Equities Fund                                                                                             X
Tax-Managed Small Companies                                                                                                X
  Fund
INTERNATIONAL EQUITY FUNDS
International Disciplined
  Equity Fund                                                   X                                                          X
International Intrinsic Value
  Fund                                                          X                                                          X
International Growth Fund                                       X                                                          X
Currency Hedged International
  Equity Fund                                                   X                                                          X
Foreign Fund                                                    X            X                                             X
Foreign Small Companies Fund                                    X                                                          X
International Small Companies
  Fund                                                          X                                                          X
Emerging Markets Fund                                           X                                    X           X         X
Emerging Countries Fund                                         X                                    X           X         X
Asia Fund                                                       X                                    X           X         X
Tax-Managed International
  Equities Fund                                                 X                                                          X
FIXED INCOME FUNDS
Domestic Bond Fund                    X           X                          X           X           X           X         X
Core Plus Bond Fund                               X             X            X           X           X           X         X
International Bond Fund                           X             X            X           X           X           X         X
Currency Hedged International
  Bond Fund                                       X             X            X           X           X           X         X
Global Bond Fund                      X           X             X            X           X           X           X         X
Emerging Country Debt Fund                        X             X            X           X           X           X         X
Emerging Country Debt Share
  Fund                                            X             X            X           X           X           X         X
Short-Duration Investment Fund                                               X                       X                     X
Alpha Only Fund                                                 X                                                          X
Inflation Indexed Bond Fund                       X             X            X           X           X                     X
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation
  Fund
International Equity
  Allocation Fund
Global Balanced Asset
  Allocation Fund
Global (U.S.+) Equity
  Allocation Fund
U.S. Sector Fund                                                                                                           X

(4) For more information, see, among other sections, "Description of Principal Risks--Market Risk--Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments--Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Asset Allocation Funds (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus) should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will generally therefore be subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund and Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade the securities in each Fund's portfolio more frequently at some times than at others, resulting in high portfolio turnover. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified

Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market, and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exist that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

While the foregoing risks are applicable to any Fund investing in Asia, they are particularly pronounced for the Asia Fund, which invests primarily in this region.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal, and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Intrinsic Value Fund, Tax-Managed International Equities Fund, Emerging Country Debt Fund, Core Plus Bond Fund, and Alpha Only Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the preceding sections. However, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING

All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and

Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously collateralized by cash or liquid securities at least equal at all times to the market value of the securities lent. Those loans also may be collateralized by shares of other investment companies. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that is expected to be only a portion of the earnings on the collateral. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.


CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock, tending to increase as the market value of the underlying stock rises, and tending to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described in "Futures and Options" below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The Emerging Markets Fund and Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty will be willing to repurchase the warrant when a Fund wishes to sell the security.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a

"closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of a currency in which the securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures, and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors, and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors, and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt or domestic corporate debt (in particular, Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund)) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign debt securities or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.

In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options, and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher (by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") or if the counterparty had comparable credit, as determined by the Manager) at the time of entering into such transactions. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. The credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars, and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. These Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund investing in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity, and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies, or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

The value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, AND COLLATERALIZED MORTGAGE OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government, its agencies, or instrumentalities (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of mortgage-backed securities issued by the U.S. Government, its agencies, or instrumentalities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO/PO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Below Investment Grade Securities"). Below Investment Grade Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Below Investment Grade Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Below Investment Grade Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Below Investment Grade Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult, and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B -- "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), they may also pay principal and interest in other currencies. Euro bonds are subject to the same risks that pertain to domestic issues.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. A Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under certain legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities, or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements, and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles, or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Funds, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.

Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund and/or Emerging Country Debt Fund and have investments in GMO Special Purpose Holding Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, and/or Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.

TAX-SENSITIVE STRATEGIES

With respect to the Tax-Managed Funds, the Manager may control portfolio turnover in order to defer the realization and minimize the distribution of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gain distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. No assurance can be given that the Manager will be successful in employing any or all of these strategies.

In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. Shareholders receiving the redemption in kind also may incur additional gains or losses during the period between the date of redemption and the date the shareholder sells the distributed securities, and may incur brokerage charges on the sale of those securities.

                                 TRACKING ERROR

In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. U.S. Equity, International Equity, and Fixed Income Funds may use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each U.S. Equity and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, U.S. Quality Equity Fund, Value Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund, Small Cap Growth Fund, Small Cap Value Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, and Tax-Managed Small Companies Fund.

Types of Derivatives Used by the U.S. Equity Funds

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, International Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Foreign Fund, Foreign Small Companies Fund, and Tax-Managed International Equities Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies Fund)

- Only Emerging Markets Fund, Emerging Countries Fund, and Asia Fund may use structured or indexed notes

- Warrants and rights (including LEPOs, with respect to Emerging Markets Fund and Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

- Currency swap contracts (excluding Foreign Fund and Foreign Small Companies Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments), and thus will sometimes have a net short position with respect to certain foreign currencies.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, Emerging Country Debt Fund, and Inflation Indexed Bond Fund. Derivatives policies for Alpha Only Fund are discussed separately below.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-     Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences

- Structured notes (excluding Short-Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.

A Fund may use derivative instruments (particularly long futures contracts, related options, and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.

Risk Management

A Fund may use options, futures, and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect Funds (primarily Emerging Country Debt Fund, other Fixed Income Funds that invest a portion of their assets in emerging market debt, and Core Plus Bond Fund) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

ALPHA ONLY FUND

Alpha Only Fund uses the same types of derivatives as the International Equity Funds in seeking to deliver the hedged equity return described below. The Fund seeks total return consistent with minimal exposure to general equity market risk.

Hedged Equity Strategy

The Fund's assets are primarily invested in equity securities either directly or indirectly through investment in equity Funds of the Trust ("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities.

The Fund pursues its investment objective by investing substantially all of its assets in a combination of: (i) equity securities; (ii) shares of U.S. Equity Funds and International Equity Funds (including Emerging Markets Fund, Emerging Countries Fund, and Asia Fund, which primarily make investments in emerging markets); (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk; and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure.

To the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

Foreign Currency Derivative Transactions Used by the Alpha Only Fund

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Alpha Only Fund

Hedging

Traditional Hedging: The Fund may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. The Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) With respect to all Funds, except for the U.S. Quality Equity Fund and Benchmark-Free Allocation Fund, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the U.S. Quality Equity Fund, International Disciplined Equity Fund, International Growth Fund, and Benchmark-Free Allocation Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to all Funds, except for the U.S. Quality Equity Fund, Intrinsic Value Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, Foreign Small Companies Fund, Tax-Managed International Equities Fund, International Disciplined Equity Fund, International Growth Fund, and Benchmark-Free Allocation Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.

(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by

Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, Small Cap Value Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, and Benchmark-Free Allocation Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) With respect to all Funds, except for the U.S. Quality Equity Fund and Benchmark-Free Allocation Fund, pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.

(7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the "UCITS Regulations"), hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund's net assets.

Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

      1) Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

      2) Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies."

      3) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

      4) Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

      5) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments.

      6) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described below with respect to the Fund's shares. In addition, if a Fund that invests in other regulated investment companies receives dividends from a regulated investment company designated by that regulated investment company as qualified dividend income, and the Fund meets the holding period and other requirements described below with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than capital gain dividends) will be eligible to be treated as qualified dividend income.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Technical corrections legislation is pending which would change the preceding rule by substituting "121-day" for "120-day" and "181-day" for "180-day." The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income." This is true notwithstanding that, under technical corrections legislation currently pending in Congress (which, as described above, may be treated as enacted), REITs are generally able to pass through the tax treatment of qualified dividend income they receive.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

The Internal Revenue Service revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The regulations are generally effective for payments made after December 31, 2000. In some circumstances, the rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these regulations.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S.

citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

An Asset Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Asset Allocation Fund invests against losses realized by another underlying Fund in which such Asset Allocation Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, and/or Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.

                  FUND                                                  PERFORMANCE OBJECTIVE
                  ----                                                  ---------------------
U.S. Core Fund                                         The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
Intrinsic Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
Growth Fund                                            The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
Small Cap Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
Small Cap Growth Fund                                  The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.
Real Estate Fund                                       The Fund seeks to outperform its benchmark by 1.5%
                                                       per year, net of fees.
Tax-Managed U.S. Equities Fund                         The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 1-2% per year over a complete
                                                       market cycle.
Tax-Managed Small Companies Fund                       The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 2-3% per year over a complete
                                                       market cycle.
International Disciplined Equity Fund                  The Fund seeks to outperform its benchmark by 2%
                                                       per year, net of fees.
International Intrinsic Value Fund                     The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fees.
International Growth Fund                              The Fund seeks to outperform its benchmark by +3% per
                                                       year, net of fees.
Currency Hedged International Equity Fund              The Fund seeks to outperform its benchmark by 2-3% per
                                                       year, net of fees.
Foreign Fund                                           The Fund seeks to outperform its benchmark by 3% per
                                                       year, net of fees, over a cycle.
Foreign Small Companies Fund                           The Fund seeks to outperform its benchmark by 4%
                                                       per year, net of fees, over a cycle.
International Small Companies Fund                     The Fund seeks to outperform its benchmark by 3-4%
                                                       per year, net of fees.
Emerging Markets Fund                                  The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.
Emerging Countries Fund                                The Fund seeks to outperform its benchmark by 3%
                                                       annually over a five year period
Asia Fund                                              The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.
Tax-Managed International Equities Fund                The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 2.5-3.5% per year over a complete
                                                       market cycle.
Domestic Bond Fund                                     The Fund seeks to outperform its benchmark by 0.25% per
                                                       year, net of fees.
Core Plus Bond Fund                                    The Fund seeks to outperform its benchmark.
International Bond Fund                                The Fund seeks to outperform its benchmark.

Currency Hedged International Bond Fund                The Fund seeks to outperform its benchmark.
Global Bond Fund                                       The Fund seeks to outperform its benchmark.
Short-Duration Investment Fund                         The Fund seeks to outperform its benchmark.
International Equity Allocation Fund                   The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.
Global Balanced Asset Allocation Fund                  The Fund seeks to outperform its benchmark by 2-3% per year.
Global (U.S.+) Equity Allocation Fund                  The Fund seeks to outperform its benchmark by 2-3% per year.
U.S. Sector Fund                                       The Fund seeks to outperform its benchmark by 2-3% per
                                                       year.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                   NUMBER
                                                                                     OF
                                                                                 PORTFOLIOS
                                                                                     IN
 NAME, DATE OF BIRTH,                                        PRINCIPAL              FUND        OTHER
 AND POSITION(S) HELD             LENGTH OF                OCCUPATION(S)           COMPLEX   DIRECTORSHIPS
    WITH THE TRUST               TIME SERVED            DURING PAST 5 YEARS       OVERSEEN      HELD
----------------------  ------------------------------  -----------------------  ----------  -------------
NON-INTERESTED
TRUSTEES
Jay O. Light            Since May 1996                  Professor of Business        42           *(1)
Trustee                                                 Administration and
DOB: 10/03/1941                                         Senior Associate Dean,
                                                        Harvard University.

Donald W. Glazer, Esq.  Since December  2000            Consultant--Business         42          None
Trustee                                                 and Law; Vice Chair
DOB:  07/26/1944                                        (since 2002) and
                                                        Secretary, Provant,
                                                        Inc.; Author of Legal
                                                        Treatises.

-----------------------
(1) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEE
R. Jeremy Grantham(2)   Chairman of the Board of        Member, Grantham, Mayo,      42          None
Chairman of the Board   Trustees since September 1985;  Van Otterloo & Co. LLC.
of Trustees             President from February 2002 -
DOB: 10/06/1938         October 2002; President-
                        Quantitative from September
                        1985 - February 2002

OFFICERS

                            POSITION(S) HELD           LENGTH             PRINCIPAL OCCUPATION(S)
 NAME AND DATE OF BIRTH      WITH THE TRUST        OF TIME SERVED           DURING PAST 5 YEARS
------------------------  -------------------   -------------------   --------------------------------
Scott Eston               President and Chief   President and Chief   Chief Financial Officer, Chief
DOB:  01/20/1956          Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                since October 2002;   and Member, Grantham, Mayo, Van
                                                Vice President from   Otterloo & Co. LLC.
                                                August 1998 -
                                                October 2002.

Susan Randall Harbert     Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB:  04/25/1957          Officer and           Officer since         Otterloo & Co. LLC.
                          Treasurer             February 2000;
                                                Treasurer since
                                                February 1998.

Brent C. Arvidson         Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB:  06/26/1969                                                      Grantham, Mayo, Van Otterloo &
                                                                      Co. LLC.

William R. Royer, Esq.    Vice President and    Vice President        General Counsel, Anti-Money
DOB:  07/20/1965          Clerk                 since February        Laundering Reporting Officer
                                                1997; Clerk since     (July 2002-February 2003) and
                                                March 2001, May       Member, Grantham, Mayo, Van
                                                1999 - August 1999.   Otterloo & Co. LLC.

Elaine M. Hartnett, Esq.  Vice President and    Vice President        Associate General Counsel,
DOB:  02/18/1945          Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                Secretary since       Co. LLC (June 1999 - present).
                                                March 2001.
Julie L. Perniola         Vice President and    Since February 2003.  Anti-Money Laundering Reporting
DOB:  10/07/1970          Anti-Money                                  Officer (February 2003- present)
                          Laundering                                  and Compliance Officer,
                          Compliance Officer                          Grantham, Mayo, Van Otterloo &
                                                                      Co. LLC.

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility, including the

-----------------------


(2) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

The Board of Trustees has two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent auditors concerning the financial reporting process, internal controls, and compliance procedures of the Trust; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflicts of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ended February 29, 2004, the Independent Trustees/Audit Committee held eight meetings.

The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Pricing Committee; Mr. Grantham, the interested trustee, is an alternate member of the Pricing Committee. During the fiscal year ended February 29, 2004, the Pricing Committee held six meetings.

In determining to approve the investment management agreements of new Funds or the annual extension of the investment management agreements of existing Funds, as applicable, the Trustees considered a number of factors common to the Funds. To this end, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention to be devoted or devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted or devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied or applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees concluded that the Manager's investment process, research capabilities, and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided or provided by the Manager to the Funds under the investment advisory and service agreements. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided or provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the Manager's and the Funds' proxy voting policies and procedures (see "Proxy Voting Policies and Procedures" below and Appendix C hereto), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services to be provided or provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus.

The Trustees also considered information relating to each existing Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus), information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.

In addition, the Independent Trustees met May 24, 2004 with their independent legal counsel to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. Also at that meeting, the Independent Trustees considered the Manager's proposal to establish four new series of the Trust, GMO Real Asset Fund ("Real Asset Fund"), GMO Global Growth Fund ("Global Growth Fund"), GMO Global Equity Allocation Fund ("GEAF"), and GMO U.S. Equity Allocation Fund ("USEAF") (collectively, the "New Funds"), and proposed new management contracts between the Trust, on behalf of the New Funds, and the Manager. The Manager provided the Independent Trustees with information concerning the New Funds' objectives and strategies, proposed fee structures and estimated operating expenses, and information provided by Morningstar, Inc. and Lipper Inc. concerning fees paid to investment managers of funds with similar objectives to the New Funds. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, including additional information about the performance of certain Funds, and additional information about the proposed management of two of the New Funds, Real Asset Fund and Global Growth Fund, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Board of Trustees on June 3, 2004.

At the meeting of the Board of Trustees on June 3, 2004, following the Manager's presentation of additional information regarding certain of the Funds and the issues identified by the Independent Trustees, as requested by the Independent Trustees, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts of the Funds and approve the management contracts for the New Funds. The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of nearly all the Funds has been strong relative to their benchmarks and funds with comparable investment objectives and that the Manager had satisfactorily responded to the Independent Trustees' questions regarding the few Funds whose relative performance was not as strong.

The Independent Trustees' decision to recommend the approval of the management contracts for the New Funds to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that GEAF and USEAF would not bear an advisory fee and that the Manager had agreed to reimburse certain of their direct expenses. The Independent Trustees also noted that the expense ratios of the New Funds compared very favorably to those of other funds for which information had been provided. Second, based on their consideration, as applicable, of the same information and factors considered in connection with the annual contract renewals of the existing Funds, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the New Funds would be very high. The Independent Trustees stated that they will consider the New Funds' performance and the Manager's profitability with respect to the New Funds when the management contracts are presented to them for renewal.

Based on the foregoing and the recommendation of the Independent Trustees, the Trustees concluded (i) that the scope and quality of the Manager's services would be or was sufficient, in light of the existing Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager and (ii) that the fees to be paid the Manager under the advisory agreements would be or were fair and reasonable, given the scope and quality of the services rendered by the Manager.


Trustee Fund Ownership

The following table sets forth ranges of Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2003.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                      DIRECTLY OWNED IN ALL
                                                      DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                                 SHARES DIRECTLY OWNED IN           OR NOT OFFERED HEREUNDER)
      NAME/FUNDS OFFERED HEREUNDER                FUNDS OFFERED HEREUNDER              OVERSEEN BY TRUSTEE
---------------------------------------          ------------------------        --------------------------------
NON-INTERESTED TRUSTEES
JAY O. LIGHT                                               None                                None

DONALD W. GLAZER
Foreign Small Companies Fund                         $50,001-$100,000                     over $100,000
International Small Companies Fund                     over $100,000
Emerging Markets Fund                                  over $100,000
Asia Fund                                              over $100,000
Emerging Country Debt Fund                             over $100,000

INTERESTED TRUSTEE
R. JEREMY GRANTHAM
Tax-Managed Small Companies Fund                       over $100,000                      over $100,000
Foreign Small Companies Fund                           over $100,000
International Small Companies Fund                     over $100,000
Emerging Markets Fund                                  over $100,000
Asia Fund                                              over $100,000
Tax-Managed International Equities Fund                over $100,000
International Bond Fund                                over $100,000
Emerging Country Debt Fund                             over $100,000
Short-Duration Investment Fund                         over $100,000
Alpha Only Fund                                        over $100,000
Inflation Indexed Bond Fund                            over $100,000
U.S. Sector Fund                                       over $100,000

The following table sets forth ranges of Mr. Glazer's and Mr. Grantham's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2003, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                     INDIRECTLY OWNED IN ALL
                                                      DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                                SHARES INDIRECTLY OWNED IN          OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER                      FUNDS OFFERED HEREUNDER              OVERSEEN BY TRUSTEE
----------------------------                    --------------------------       --------------------------------
NON-INTERESTED TRUSTEES
DONALD W. GLAZER
Emerging Country Debt Fund                              $1-$10,000                          $1-$10,000

INTERESTED TRUSTEE
R. JEREMY GRANTHAM
Emerging Country Debt Fund                             Over $100,000                      over $100,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2003 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                    NAME OF
  NAME OF NON-    OWNER(S) AND
   INTERESTED     RELATIONSHIP                           TITLE OF    VALUE OF
    TRUSTEE        TO TRUSTEE          COMPANY            CLASS     SECURITIES  % OF CLASS
----------------  ------------  ---------------------  -----------  ----------  ----------
Jay O. Light          N/A                None              N/A         N/A         N/A

Donald W. Glazer      Self         GMO Tax-Managed       Limited    $ 412,023(2)  0.64%
                                Absolute Return Fund,  partnership
                                 a private investment    interest
                                  company managed by
                                   the Manager.(1)
                                  GMO Multi-Strategy     Limited    $ 400,000(2)  0.07%
                                  Fund (Onshore), a    partnership
                                  private investment     interest
                                  company managed by
                                   the Manager.(1)

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


(2)   Based on a valuation date of December 31, 2003.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, the chair of each of the Independent Trustees/Audit Committee and the Pricing Committee receives an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

      Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series hereunder during the fiscal year ended February 29, 2004:

                                                      NAME OF PERSON, POSITION
                                              ----------------------------------------
                                               Jay O. Light,   Donald W. Glazer, Esq.,
                                                  Trustee              Trustee
                                              ---------------  -----------------------
             COMPENSATION FROM EACH FUND:

                           U.S. Core Fund     $        15,722      $        15,710
                   Tobacco-Free Core Fund               2,975                2,973
                 U.S. Quality Equity Fund                   0*                   0*
                               Value Fund                 301                  301
                     Intrinsic Value Fund                 334                  334
                              Growth Fund               2,160                2,158
                     Small Cap Value Fund                 978                  977
                    Small Cap Growth Fund                 161                  161
                         Real Estate Fund                 939                  939
           Tax-Managed U.S. Equities Fund                 255                  255
         Tax-Managed Small Companies Fund                 120                  120
    International Disciplined Equity Fund                 513                  513
       International Intrinsic Value Fund               8,472                8,466
                International Growth Fund               1,324                1,323
Currency Hedged International Equity Fund                 335                  335
                             Foreign Fund              13,985               13,974
             Foreign Small Companies Fund               4,124                4,118
       International Small Companies Fund               4,882                4,878
                    Emerging Markets Fund              19,825               19,809
                  Emerging Countries Fund                 952                  951
                                Asia Fund                 701                  700
  Tax-Managed International Equities Fund                 650                  649
                       Domestic Bond Fund                 956                  955
                      Core Plus Bond Fund               1,836                1,834
                  International Bond Fund                 823                  822
  Currency Hedged International Bond Fund                 116                  116
                         Global Bond Fund                 872                  872
               Emerging Country Debt Fund               9,550               10,844
         Emerging Country Debt Share Fund                 447                  446
           Short-Duration Investment Fund               1,125                1,121
                          Alpha Only Fund                 279                  279
              Inflation Indexed Bond Fund               1,766                1,765
           Benchmark-Free Allocation Fund                 299                  299
     International Equity Allocation Fund                 758                  757
    Global Balanced Asset Allocation Fund               1,928                1,926
    Global (U.S.+) Equity Allocation Fund                 859                  857
                         U.S. Sector Fund                 192                  192

                                                                   NAME OF PERSON, POSITION
                                                           ----------------------------------------
                                                            Jay O. Light,  Donald W. Glazer, Esq.,
                                                               Trustee              Trustee
                                                           ---------------  -----------------------
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND
                                             EXPENSES:                 N/A                  N/A

            ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                 N/A                  N/A

                    TOTAL COMPENSATION FROM THE TRUST:     $       120,230      $       124,000

* Reflects period from the Fund's commencement of operations on February 6, 2004 through February 29, 2004, during which no compensation was paid to the Trustees.

Messrs. Eston, Grantham, and Royer, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

Except as set forth below, as of June 10, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.


                                                                                          AGGREGATE %
                         FUND                                 CLASS                   OWNERSHIP INTEREST
                         ----                                 -----                   ------------------
Asia Fund                                                      III                           6.59%
Alpha Only Fund                                                III                           1.54%
International Bond Fund                                        III                           3.04%
Inflation Indexed Bond Fund                                    III                           1.60%
International Small Companies Fund                             III                           1.30%
Tax-Managed Small Companies Fund                               III                           5.87%

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund, Global (U.S.+) Equity Allocation Fund, and U.S. Sector Fund) with respect to certain Fund expenses incurred through at least June 30, 2005. The Manager has contractually agreed to reimburse Global (U.S.+) Equity Allocation Fund and U.S. Sector Fund with respect to certain Fund expenses incurred through at least September 30, 2004.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
U.S. CORE FUND

Year ended 2/29/04                                              $ 10,372,640    $    871,163    $  9,501,477
Year ended 2/28/03                                                 8,520,974         684,970       7,836,004
Year ended 2/28/02                                                 9,046,063         630,859       8,415,204

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
TOBACCO-FREE CORE FUND

Year ended 2/29/04                                              $  1,879,903    $    214,709    $  1,665,194
Year ended 2/28/03                                                 1,539,653         178,855       1,360,798
Year ended 2/28/02                                                 1,116,757         144,739         972,018

U.S. QUALITY EQUITY FUND

Commencement of Operations                                      $     11,330    $     11,330    $          0
(2/6/04) through 2/29/04

VALUE FUND

Year ended 2/29/04                                              $    285,934    $    122,794    $    163,140
Year ended 2/28/03                                                   908,459         138,784         769,675
Year ended 2/28/02                                                 1,127,722         135,730         991,992

INTRINSIC VALUE FUND

Year ended 2/29/04                                              $    219,631    $     91,347    $    128,284
Year ended 2/28/03                                                   171,478          78,124          93,354
Year ended 2/28/02                                                   310,176          85,382         224,794

GROWTH FUND

Year ended 2/29/04                                              $  1,423,641    $    233,487    $  1,190,154
Year ended 2/28/03                                                   464,149         129,508         334,641
Year ended 2/28/02                                                   376,301          82,077         294,224

SMALL CAP VALUE FUND

Year ended 2/29/04                                              $    642,404    $    154,482    $    487,922
Year ended 2/28/03                                                   609,617         139,504         470,113
Year ended 2/28/02                                                   998,099         134,464         863,635

SMALL CAP GROWTH FUND

Year ended 2/29/04                                              $    109,672    $     81,387    $     28,285
Year ended 2/28/03                                                    51,709          51,709               0
Year ended 2/28/02                                                    62,029          62,029               0

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
REAL ESTATE FUND

Year ended 2/29/04                                              $    970,641    $    433,696(a) $    536,945
Year ended 2/28/03                                                 1,162,513          92,965       1,069,548
Year ended 2/28/02                                                   836,718          74,788         761,930

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/29/04                                              $    168,016    $     67,384    $    100,632
Year ended 2/28/03                                                   123,130          61,050          62,080
Year ended 2/28/02                                                    50,506          50,506               0

TAX-MANAGED SMALL COMPANIES FUND

Year ended 2/29/04                                              $    123,371    $     70,311    $     53,060
Year ended 2/28/03                                                   162,753          53,737         109,016
Year ended 2/28/02                                                   197,764          73,135         124,629

INTERNATIONAL DISCIPLINED EQUITY FUND

Year ended 2/29/04                                              $    448,927    $    305,257    $    143,670
Year ended 2/28/03                                                   289,406         280,639           8,767
Commencement of Operations (1/29/02) through 2/28/02                  13,823          13,823               0

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/29/04                                              $  9,308,755    $  1,530,203    $  7,778,552
Year ended 2/28/03                                                 7,000,434       1,246,654       5,753,780
Year ended 2/28/02                                                 7,578,601       1,354,121       6,224,480

INTERNATIONAL GROWTH FUND

Year ended 2/29/04                                              $  1,582,249    $    476,897    $  1,105,352
Year ended 2/28/03                                                   813,201         332,051         481,150
Commencement of Operations (11/30/01) through 2/28/02                 78,075          78,075               0

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/29/04                                              $    418,011    $    418,011    $          0
Year ended 2/28/03                                                   116,529         116,529               0
Year ended 2/28/02                                                   317,797         317,797               0

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
FOREIGN FUND

Year ended 2/29/04                                              $ 17,489,452    $  2,412,606    $ 15,076,846
Year ended 2/28/03                                                 9,153,120       1,353,328       7,799,792
Year ended 2/28/02                                                 7,274,098       1,084,904       6,189,194

FOREIGN SMALL COMPANIES FUND

Year ended 2/29/04                                              $  4,518,896    $    740,342    $  3,778,554
Year ended 2/28/03                                                 2,538,475         528,868       2,009,607
Year ended 2/28/02                                                   669,121         243,762         425,359

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/29/04                                              $  6,248,793    $  1,385,606    $  4,863,187
Year ended 2/28/03                                                 2,684,104         761,727       1,922,377
Year ended 2/28/02                                                 1,303,574         469,367         834,207

EMERGING MARKETS FUND

Year ended 2/29/04                                              $ 35,124,975    $    709,377    $ 34,415,598
Year ended 2/28/03                                                15,328,439         286,002      15,042,437
Year ended 2/28/02                                                 8,842,173         186,056       8,656,117

EMERGING COUNTRIES FUND

Year ended 2/29/04                                              $  1,338,503    $    119,080    $  1,219,423
Year ended 2/28/03                                                   492,799         236,929         255,870
Year ended 2/28/02                                                   315,128          83,437         231,691

ASIA FUND

Year ended 2/29/04                                              $  1,107,505    $     90,320    $  1,017,185
Year ended 2/28/03                                                   924,981          72,393         852,588
Year ended 2/28/02                                                   806,840          85,894         720,946

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/29/04                                              $    780,818    $    372,823    $    407,995
Year ended 2/28/03                                                   475,127         392,074          83,053
Year ended 2/28/02                                                   391,476         294,539          96,937

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
DOMESTIC BOND FUND

Year ended 2/29/04                                              $    205,124    $    121,170    $     83,954
Year ended 2/28/03                                                   116,826          60,331          56,495
Year ended 2/28/02                                                   163,964          84,907          79,057

CORE PLUS BOND FUND

Year ended 2/29/04                                              $    946,606    $    340,343    $    606,263
Year ended 2/28/03                                                   757,034         242,839         514,195
Year ended 2/28/02                                                   536,527         191,604         344,923

INTERNATIONAL BOND FUND

Year ended 2/29/04                                              $    424,261    $    202,835    $    221,426
Year ended 2/28/03                                                   336,004         146,545         189,459
Year ended 2/28/02                                                   420,962         179,636         241,326

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/29/04                                              $    113,941    $    111,586    $      2,355
Year ended 2/28/03                                                    36,221          36,221               0
Year ended 2/28/02                                                    41,947          41,947               0

GLOBAL BOND FUND

Year ended 2/29/04                                              $    282,993    $    184,288    $     98,705
Year ended 2/28/03                                                   525,898         212,177         313,721
Year ended 2/28/02                                                   528,110         218,049         310,061

EMERGING COUNTRY DEBT FUND

Year ended 2/29/04                                              $  5,675,334    $          0    $  5,675,334
Year ended 2/28/03                                                 4,047,684          60,430       3,987,254
Year ended 2/28/02                                                 3,461,906         167,120       3,294,786

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/29/04                                              $          0    $          0    $          0
Year ended 2/28/03                                                         0               0               0
Year ended 2/28/02                                                         0               0               0

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
SHORT-DURATION INVESTMENT FUND

Year ended 2/29/04                                              $     23,424    $     23,424    $          0
Year ended 2/28/03                                                    27,078          27,078               0
Year ended 2/28/02                                                    19,439          19,439               0

ALPHA ONLY FUND

Year ended 2/29/04                                              $    235,403    $    235,403    $          0
Year ended 2/28/03                                                    81,351          81,351               0
Year ended 2/28/02                                                   128,250         128,250               0

INFLATION INDEXED BOND FUND

Year ended 2/29/04                                              $    354,147    $    225,747    $    128,400
Year ended 2/28/03                                                   241,490         135,718         105,772
Year ended 2/28/02                                                    90,483          84,673           5,810

BENCHMARK-FREE ALLOCATION FUND

Commencement of Operations (7/23/03) through 2/29/04            $          0    $          0    $          0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/29/04                                              $          0    $          0    $          0
Year ended 2/28/03                                                         0               0               0
Year ended 2/28/02                                                         0               0               0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/29/04                                              $          0    $          0    $          0
Year ended 2/28/03                                                         0               0               0
Year ended 2/28/02                                                         0               0               0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/29/04                                              $          0    $          0    $          0
Year ended 2/28/03                                                         0               0               0
Year ended 2/28/02                                                         0               0               0

                                                                   Gross         Reduction          Net
                                                                ------------    ------------    ------------
U.S. SECTOR FUND

Year ended 2/29/04                                              $    147,018    $    147,018    $          0
Year ended 2/28/03                                                    21,756          21,756               0
Year ended 2/28/02                                                       866             866               0

(a) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) with respect to the last three fiscal years:

                                                                March 1, 2001        March 1, 2002          March 1, 2003
                                                                   Through              Through               Through
                                                               February 28, 2002    February 28, 2003     February 29, 2004
                                                               -----------------    -----------------     -----------------
U.S. Core Fund                                                  $    3,595,918       $    3,381,812         $    4,207,253
Tobacco-Free Core Fund                                                 437,153              568,939                687,409
U.S. Quality Equity Fund                                                    --                   --                  3,816(a)
Value Fund                                                             367,700              288,995                 80,328
Intrinsic Value Fund                                                   140,989               77,945                 99,832
Growth Fund                                                            171,046              201,156                523,131
Small Cap Value Fund                                                   453,681              277,099                292,002
Small Cap Growth Fund                                                   28,195               23,504                 49,851
Real Estate Fund                                                       232,422              322,920                269,622
Tax-Managed U.S. Equities Fund                                          22,957               55,968                 76,371
Tax-Managed Small Companies Fund                                        53,936               44,387                 33,647
International Disciplined Equity Fund                                    5,183(b)           108,527                163,567
International Intrinsic Value Fund                                   1,995,630            1,788,899              2,346,398
International Growth Fund                                               21,687(c)           225,890                439,514
Currency Hedged International Equity Fund                               54,121                9,746                 26,183
Foreign Fund                                                         1,791,397            2,292,463              4,565,674
Foreign Small Companies Fund                                           143,383              475,462                835,644
International Small Companies Fund                                     325,894              671,026              1,562,198
Emerging Markets Fund                                                1,408,844            2,447,724              5,538,853
Emerging Countries Fund                                                 72,726              113,348                264,027
Asia Fund                                                              149,406              171,293                205,094
Tax-Managed International Equities Fund                                108,743              131,980                216,894
Domestic Bond Fund                                                     245,946              175,240                307,686
Core Plus Bond Fund                                                    309,645              437,693                550,998
International Bond Fund                                                241,241              193,927                246,904
Currency Hedged International Bond Fund                                 24,127               21,021                 66,275
Global Bond Fund                                                       400,082              410,039                216,131
Emerging Country Debt Fund                                           1,213,249            1,478,704              2,072,604
Emerging Country Debt Share Fund                                             0                    0                      0
Short-Duration Investment Fund                                          58,315               81,237                 70,271
Alpha Only Fund                                                          5,318                3,336                  7,361
Inflation Indexed Bond Fund                                            135,724              362,235                531,220
Benchmark-Free Allocation Fund                                              --                   --                      0(d)
International Equity Allocation Fund                                         0                    0                      0
Global Balanced Asset Allocation Fund                                        0                    0                      0
Global (U.S.+) Equity Allocation Fund                                        0                    0                      0
U.S. Sector Fund                                                             3                    7                      0

(a) Reflects fees paid from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(b) Reflects fees paid from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(c) Reflects fees paid from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

(d) Reflects fees paid from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.


The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                                March 1, 2001          March 1, 2002       March 1, 2003
                                                   Through                Through             Through
                                              February 28, 2002      February 28, 2003   February 29, 2004
                                              -----------------      -----------------   -----------------
U.S. Core Fund                                $      4,011,978       $      3,255,442    $      3,493,333
Tobacco-Free Core Fund                                 500,744                550,052             610,719
U.S. Quality Equity Fund                                   N/A                    N/A             175,613(a)
Value Fund                                             938,312                897,675             339,776
Intrinsic Value Fund                                   162,077                113,315              94,018
Growth Fund                                            318,261                327,997             869,998
Small Cap Value Fund                                   649,491                632,475             468,744
Small Cap Growth Fund                                   75,391                 55,475              91,407
Real Estate Fund                                       118,883                633,643             277,988
Tax-Managed U.S. Equities Fund                          26,062                 70,776              69,020
Tax-Managed Small Companies Fund                        79,962                 66,213              52,953
International Disciplined Equity Fund                    7,470(b)              71,059             138,515
International Intrinsic Value Fund                   1,222,132              1,000,300           1,856,801
International Growth Fund                               35,943(c)             239,686           1,038,640
Currency Hedged International Equity Fund               16,681                     --                  --
Foreign Fund                                         1,382,979              2,252,735           4,436,841

                                                March 1, 2001          March 1, 2002       March 1, 2003
                                                   Through                Through             Through
                                              February 28, 2002      February 28, 2003   February 29, 2004
                                              -----------------      -----------------   -----------------
Foreign Small Companies Fund                           301,543                590,324           1,031,004
International Small Companies Fund                     186,997                583,417           2,327,095
Emerging Markets Fund                                6,127,179              7,328,423          15,351,581
Emerging Countries Fund                                317,735                442,295             660,734
Asia Fund                                              448,946                384,701             358,718
Tax-Managed International Equities Fund                 83,829                111,779             425,333
Domestic Bond Fund                                      32,442                  9,712              51,997
Core Plus Bond Fund                                     60,752                 24,991             156,016
International Bond Fund                                 22,991                  7,427              50,019
Currency Hedged International Bond Fund                  2,038                    567              14,628
Global Bond Fund                                        36,748                 19,362              59,094
Emerging Country Debt Fund                              23,322                  3,063              23,641
Emerging Country Debt Share Fund                            --                     --                  --
Short-Duration Investment Fund                              --                     --                  --
Alpha Only Fund                                         49,720                 41,030              44,324
Inflation Indexed Bond Fund                                 --                     --               6,923
Benchmark-Free Allocation Fund                             N/A                    N/A               --(d)
International Equity Allocation Fund                        --                     --                  --
Global Balanced Asset Allocation Fund                       --                     --                  --
Global (U.S.+) Equity Allocation Fund                       --                     --                  --
U.S. Sector Fund                                            --                     --                  --

(a) Reflects commissions generated from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(b) Reflects commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(c) Reflects commissions generated from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

(d) Reflects commissions generated from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the

Manager's portfolio management models. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-two series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; International Core Plus Allocation Fund; and Global Growth Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2004, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

                    FUND                                           SHAREHOLDERS
---------------------------------------------         --------------------------------------
GMO Value Fund                                        Nabank & Co.
                                                      Attn Recon Trust Securities
                                                      P.O. Box 2180
                                                      Tulsa, OK 74101-2180

GMO Tobacco-Free Core Fund                            Memorial Sloan-Kettering Cancer Center
                                                      1275 York Avenue
                                                      New York, NY 10021

GMO Intrinsic Value Fund                              Corning Retirement Master Trust
                                                      Attn Mr. Robert J Grassi
                                                      Director Investment Services
                                                      Corning Inc.
                                                      One Riverfront Plaza HQ-E2
                                                      Corning, NY 14831-0001

GMO International Disciplined Equity Fund             The Paul Hamlyn Foundation
                                                      Attn:  JR Sheldon
                                                      18 Queen Annes Gate
                                                      London SWIH 9AA

                    FUND                                                  SHAREHOLDERS
---------------------------------------------         -----------------------------------------------------
GMO Currency Hedged International Equity Fund         Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Core Plus Bond Fund                               Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Global Bond Fund                                  General Retirement System of the City of Detroit
                                                      Attn Joseph Glanton
                                                      908 Coleman A Young Municipal Center
                                                      Detroit, MI 48226

                                                      Fresno County Employees' Retirement Association
                                                      P.O. Box 911
                                                      Fresno, CA 93714-0911

GMO Emerging Country Debt Share Fund                  Sprint Corporate Master Trust
                                                      6220 Sprint Parkway
                                                      Overland Park, KS 66251

                                                      Fidelity Investments Institutional Operations Company
                                                           (FIIOC) as Agent For Certain Employee Benefit
                                                           Plans
                                                      100 Magellan Way (KW1C)
                                                      Covington, KY 41015

GMO Alpha Only Fund                                   Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Domestic Bond Fund                                Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Foreign Small Companies Fund                      Virginia Retirement System
                                                      Attn:  Peggy Davis
                                                      P.O. Box 2500
                                                      Richmond, VA 23218

                    FUND                                                  SHAREHOLDERS
---------------------------------------------         -----------------------------------------------------
GMO Real Estate Fund                                  Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Tax-Managed U.S Equities Fund                     Northern Trust Company
                                                      Custodian FBO BA Seven Core LLC AC 26 13245
                                                      P.O. Box 92956
                                                      Chicago, IL 60675

GMO International Growth Fund                         Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO U.S. Quality Equity Fund                          Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO U.S. Sector Fund                                  The Board of Trustees of the University of Illinois
                                                      Attn Janet M Ford
                                                      247 Henry Administration Building
                                                      506 South Wright Street
                                                      Urbana, IL 61801

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 4, 2004, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S Core Fund, Value Fund, Intrinsic Value Fund, Tax Managed U.S. Equities Fund, International Disciplined Equity Fund, Emerging Markets Fund, International Bond Fund, Emerging Country Debt Fund, and Short-Duration Investment Fund. As of June 4, 2004, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S. Quality Equity Fund, International Intrinsic Value Fund, International Small Companies Fund, and Inflation Indexed Bond Fund. As of June 4, 2004, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Small Cap Value Fund, Small Cap Growth Fund, Real Estate Fund, International Growth Fund, Currency Hedged International Equity Fund, Domestic Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Alpha Only Fund, and Benchmark-Free Allocation Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 2, 2004:

      Name and Address                                                            % Ownership
----------------------------                                                      -----------
VNU Retirement Plan                                                                  5.9
Attn Peter Gersky
770 Broadway
New York, NY 10003

The Phyllis Lambert Trust                                                            5.9
Attn Michel Boucher
8th Floor
1170 Peel Street
Montreal, Quebec H3B 4P2

The Sealy & Smith Foundation                                                         5.6
Attn:  Michael C. Doherty
2200 Market Suite 500
Galveston, TX 77550

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Fund as of June 2, 2004:

         Name and Address                                                         % Ownership
-----------------------------------                                               -----------
Metropolitan Opera Association Inc                                                    5.4
Attn Marvin Suchoff
Metropolitan Opera Association Inc.
Lincoln Center
New York, NY 10023

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 2, 2004:

                    Name and Address                                              % Ownership
--------------------------------------------------------                          -----------
Northern Trust Company as Trustee FBO                                                 18.7
Employee Retirement Plan of Safeway Inc and its Domestic
         Subsidiaries, A/C 22-09415
P.O. Box 92956
Chicago, IL 60675

University of Rochester                                                               18.3
Attn  Joyce A Johnson
Wallis Hall, Suite 263
River Campus Box 270012
Rochester, NY 14627-0012

Gordon E and Betty I Moore Foundation Core Fund                                       16.7
Attn Lynda Sullivan
The Presidio of San Francisco
PO Box 29910
San Francisco, CA 94129-0910

Rob D. Nagel                                                                          12.6
Director of Investments, The Wallace Foundation
Two Park Avenue 23rd Floor
New York, NY 10016

Bost & Co. A/C WFHF6202002 FBO The Hewlett Foundation                                 11.6
Attn Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Mac & Co. A/C VCBF 1855782                                                             7.2
Attn:  P.O. Box 3196
Pittsburgh, PA 15230

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Core Fund as of June 2, 2004:

      Name and Address                                                            % Ownership
----------------------------                                                      -----------
NRECA                                                                                100.0
Attn Patricia A Murphy
Investment Division
4301 Wilson Boulevard
RS18-305
Arlington, VA 22203-1860

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Core Fund as of June 2, 2004:

           Name and Address                                                       % Ownership
-----------------------------------------                                         -----------
Evergreen Asset Allocation Fund                                                       75.3
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global (U.S.+) Equity Allocation Fund                                             12.4
Attn:  Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

GMO Global Balanced Asset Allocation Fund                                             12.3
Attn:  Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2004:

                  Name and Address                                                % Ownership
-----------------------------------------------------                             -----------
Tufts Associated Health Maintenance Organization Inc.                                 21.1
Attn J Andy Hilbert
333 Wyman Street
Waltham, MA 02254

The Boston Foundation Inc.                                                            13.5
75 Arlington Street 10th Floor
Boston, MA 02116

                 Name and Address                                                 % Ownership
----------------------------------------------------                              -----------
The Flinn Foundation                                                                  11.8
Attn Don Snider
1802 North Central Avenue
Phoenix, AZ 85004-1506

Union Bank Tr. Nominee FBO City of Hope - Omnibus                                     11.0
PO Box 85484
San Diego, CA 92186

Hollow Beam & Co. FBO Maine Health Access Foundation                                   8.0
200 Newport Avenue 7th Floor
North Quincy, MA 02171

Council for World Mission                                                              7.6
Attn Ms Laiming Wyers
IPALO House 32-34 Great Peter Street
London, SWIP 2DB, UK

Catholic Medical Center Pension Plan                                                   7.2
C/O The Chase Manhatten Bank NA
4 New York Plaza, 2nd Floor
New York, NY 10004

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 2, 2004:

                  Name and Address                                                % Ownership
-----------------------------------------------------                             -----------
Memorial Sloan-Kettering Cancer Center                                                53.6
1275 York Avenue
New York, NY 10021

Northern Trust Company as Trustee FBO Mayo Foundation                                 25.6
        (Pension) A/C # 22-06943
Attn Mr. Harry Hoffman
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company Custodian FBO Mayo Foundation                                  18.1
        (General) A/C # 26-1024
Attn Mr. Harry Hoffman
PO Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Quality Equity Fund as of June 2, 2004:

                  Name and Address                                                % Ownership
------------------------------------------------------                            -----------
Conrad N. Hilton Foundation                                                           11.1
100 West Liberty Street, Suite 840
Reno, NV 89501

Municipal Fire & Police Retirement System of Iowa                                      7.4
Attn:  Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

Mac & Company 10000643000 FBO Princeton                                                6.6
P.O. Box 534005
Pittsburgh, PA 15253

GMO U.S. Sector Fund                                                                   6.4
Attn:  Ms. Julie Coady
40 Rowes Wharf
Boston, MA 02110

GMO Alpha Only Fund                                                                    6.2
40 Water Street
Boston, MA 02109

University of Minnesota Foundation                                                     5.9
220 South Sixth Street, Suite 1225
Minneapolis, MN 55402

Yale University Retiree Health Benefits Coverage Trust                                 5.9
230 Prospect Street
New Haven, CT 06511

State Street Bank TR Endorse & Co FBO Sidley & Austin                                  5.8
              Retirement Plan
Attn: Mr. Andy Quan, Asst Secretary
P.O. Box 1992
Boston, MA 02105

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Quality Equity Fund as of June 2, 2004:

             Name and Address                                                     % Ownership
--------------------------------------------                                      -----------
Evergreen Asset Allocation Fund                                                       43.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Bost & Co. A/C NYXF1776722 (Verizon Quality)                                          18.3
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

                     Name and Address                                             % Ownership
-------------------------------------------------------------                     -----------
Partners Healthcare System Inc. Pooled Investment Accounts -                          16.3
    Long Term Pool # 2
Attn William N. Donovan
101 Merrimac Street, Treasury
Boston, MA 02114

Partners Healthcare System Inc. Master Trust for Erisa Assets                          8.8
Attn William N Donovan
101 Merrimac Street, Treasury
Boston, MA 02114

GMO Global Balanced Asset Allocation Fund                                              8.6
Attn Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 2, 2004:

        Name and Address                                                          % Ownership
---------------------------------                                                 -----------
Nabank & Co.                                                                         38.3
Attn Recon Trust Securities
PO Box 2180
Tulsa, OK 74101-2180

Worcester Academy                                                                    12.4
Attn William Toomey
81 Providence Street
Worcester, MA 01604

Conrad N Hilton Foundation                                                            6.9
100 West Liberty Street Suite 840
Reno, NV 89501

New England Conservatory of Music                                                     6.9
Attn Mary Grattis
290 Huntington Avenue
Boston, MA 02115

The Rockerfeller Family Fund                                                          6.5
Attn Ms. Maureen McCarthy
437 Madison Avenue, 37 Floor
New York, NY 10022

Appalachian Mountain Club                                                             5.6
Attn Mr. Henry Isaacson
5 Joy Street
Boston, MA 02108

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Intrinsic Value Fund as of June 2, 2004:

                  Name and Address                                                % Ownership
------------------------------------------------------                            -----------
Corning Retirement Master Trust                                                       41.6
Attn Mr. Robert J Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001

Princeton University Tr.                                                              24.9
Attn John D Sweeney
PO Box 35
Princeton, NJ 08544

Jupiter & Company                                                                     17.0
FBO New Balance Foundation TIN 046222220
Attn:  Jupiter & Co
C/O MFG
P.O. Box 9130 FPG90
Boston, MA 02117

Associate Alumnae of Douglass College                                                  8.9
Attn: Rachel Ingber Executive Director
181 Ryders Lane
New Brunswick, NJ 08901

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 2, 2004:

                      Name and Address                                            % Ownership
--------------------------------------------------------------                    -----------
Wilshire Associates Incorporated Named Fiduciary for the Agere                       19.3
     Systems Inc. Pension Plans
Attn Fund Management Group - Operation
1299 Ocean Avenue Suite 700
Santa Monica, CA 90401

The Northern Trust Company, Trustee of the Aerospace                                 13.8
     Corporation Employees Retirement Plan Trust
Attn Mutual Funds
P.O. Box 92956
Chicago, IL 60675

Moses H. Cone Memorial Hospital                                                      11.1
Attn Elizabeth S. Ward
1200 North Elm Street
Greensboro, NC 27401

                      Name and Address                                            % Ownership
--------------------------------------------------------------                    -----------
Andersen 401K Plan                                                                    9.3
100 Fourth Avenue North
Bayport, MN 55003

Corning Retirement Master Trust                                                       8.9
Attn Mr. Robert J Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001

Surdna Foundation Inc.                                                                8.7
Attn Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

BNY Western Trust Company as Custodian for Providence Services                        7.9
      Board Designat Funds
Attn Deborah Saner
Two Union Square Suite 520
Seattle, WA 98101-2321

Reliance Trust Company                                                                5.8
Attn Christopher Mann, Officer
P.O. Box 48529
Atlanta, GA 30362

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 2, 2004:

                 Name and Address                                                 % Ownership
----------------------------------------------------                              -----------
Bost & Co A/C WFHF6202002 FBO the Hewlett Foundation                                 20.3
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Evergreen Asset Allocation Fund                                                      15.6
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Yale University Retiree Health Benefits                                               8.4
Coverage Trust
230 Prospect St.
New Haven, CT 06511

GMO U.S. Sector Fund                                                                  5.0
Attn Ms Julie Coady
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 2, 2004:

                  Name and Address                                                % Ownership
-----------------------------------------------------                             -----------
Bost & Co. A/C WFHF6202002 FBO the Hewlett Foundation                                17.8
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Mac & Co. AC CTBF8669522                                                             14.2
Canterbury Trust
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

GMO U.S. Sector Fund                                                                 12.8
Attn Ms Julie Coady
40 Rowes Wharf
Boston, MA  02110

Municipal Fire & Police Retirement                                                   12.6
System of Iowa
Attn Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

Surdna Foundation Inc. Global AA                                                      8.2
Attn Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

World Wildlife Fund                                                                   5.9
Attn Mr. David Rada, Financial Officer
1250 24th Street NW, Suite 500
Washington DC 20037-1175

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2004:

        Name and Address                                                          % Ownership
----------------------------------                                                -----------
Evergreen Asset Allocation Fund                                                      29.3
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Benchmark-Free Allocation Fund                                                   10.8
Attn: Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

                    Name and Address                                              % Ownership
----------------------------------------------------------                        -----------
Northern Trust as Trustee FBO Lockheed Martin Corp. Master                            5.3
    Retirement Tr.
A/C 22-10561
PO Box 92956
Chicago, IL  60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2004:

              Name and Address                                                    % Ownership
-----------------------------------------------                                   -----------
Northern Trust Company                                                               33.7
Custodian FBO BA Seven Core LLC AC 26 13245
P.O. Box 92956
Chicago, IL 60675

SEI Private Trust 10000642000                                                        12.7
C/O Mellon Bank FBO Princeton
One Freedom Valley Drive
Oaks, PA 19456

Goulstorrs and Co. Inc. PS Trust                                                     11.4
Attn David Cormier
400 Atlantic Avenue
Boston, MA 02110-3333

Alexander Family Trust                                                                9.0
c/o Groves-Alexander
700 North St. Mary's Street #1200
San Antonio, TX 78205

Goulstorrs & Co. Inc. - Smith Management Company                                      6.5
Attn David Cormier
400 Atlantic Avenue
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of June 2, 2004:

  Name and Address                                                                % Ownership
--------------------                                                              -----------
Blush & Co. Option C                                                                 17.9
Attn Kelly McKenna
PO Box 976
New York, NY 10268

                     Name and Address                                             % Ownership
-------------------------------------------------------------                     -----------
S. Parker Gilbert & Robert M. Pennoyer Trust U/ART 11 (G) FBO                        14.8
      George W Merck
Attn Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036

Richard Geary                                                                        13.0
1211 SW 5th Avenue Suite 2980
Portland, OR 97204

Strafe & Co. FAO T/W                                                                 12.0
John G Stoll - Residuary
BIN # 3401079200
P.O. Box 160
Westerville, OH 43086-0160

Judith M Buechner                                                                     8.6
3572 State Route 315
Pawlet, VT 05761

Cormorant Fund                                                                        5.9
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Thomas Rutherfoord Inc                                                                5.5
Attn: Bradford R. Buie
1 South Jefferson Street (24011)
P.O. Box 12748
Roanoke, VA 24028

Drake & Co. LLC                                                                       5.5
FBO Josephine A Merck 358108
Attn:  Mutual Fund Department
C/O Citibank, NA
333 W 34th Street, 7th Floor
New York, NY 10001

Richard B. Cheney & Lynne V. Cheney                                                   5.2
Trustees for the Cheney Living Trust - Dated 05/03/93
Attn:  Debbie Heiden
One Observatory Circle, NW
Washington, DC 20008

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Disciplined Equity Fund as of June 2, 2004:

                      Name and Address                                            % Ownership
---------------------------------------------------------------                   -----------
State Street Bank & Trust Company as Trustee of Invensys Master                      31.7
           Retirement Trust
Attn:  Ms. Janet Cottone
100 Plaza One
Jersey City, NJ 07311

Mac & Co. A/C KREF0756022                                                            31.2
Kresge Foundation
Attn Mutual Fund Ops
PO Box 3198
Pittsburgh, PA 15230-3198

Northern Trust Company as Custodian FBO The Nathan                                   16.5
           Cummings Foundation
A/C 26-14879
PO Box 92956
Chicago, IL 60675-2956

The George Washington University                                                     11.4
Attn: Donald W. Lindsey
825 21st Street NW
Washington, DC 20052

Mac & Co. A/C CTBF8669522                                                             7.6
Cantebury Trust
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Disciplined Equity Fund as of June 2, 2004:

               Name and Address                                                   % Ownership
--------------------------------------------------                                -----------
The Paul Hamlyn Foundation                                                           84.5
Attn: JR Sheldon
18 Queen Annes Gate
London SWIH 9AA

State Street Bank and Trust Company as Trustee for                                    8.3
           Houghton Mifflin Retirement Plan
Attn: Jeff Higgins, State Street
200 Newport Ave, JQ7N
N. Quincy, MA 02171

                Name and Address                                                  % Ownership
------------------------------------------------------                            -----------
Mellon Bank in Trust for the Scripps Howard Foundation                                7.2
Attn:  David Whelan, Mellon Trust Officer
Room 026 0030
135 Santilli Highway
Everett, MA 02149

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2004:

                     Name and Address                                             % Ownership
-------------------------------------------------------------                     -----------
Marshall & Ilsey Trust FBO                                                           25.7
Medical College of Wisconsin - GMO Intl. Intrinsic Value Fund
Attn Mutual Fund Operations
1000 North Water Street 14th Floor
Milwaukee, WI 53202

Tembec Inc. Edifice White Oaks                                                       19.4
Attn Richard Tremblay
10 Chemin Gatineau - CP 5000
Temiscaming, Quebec, J0Z 3R0

Jupiter & Co                                                                          7.9
c/o Investors Bank & Trust
Attn Michael Guimares
P.O. Box 9130 FPG 90
Boston, MA 02117

Wendel & Company # 199509 FBO - Jewish Comm FDN                                       7.6
         San Diego
Attn Linda Russo, Mutual Fund/Reorg Dept.
P.O. Box 1066 Wall Street Station
New York, NY 10268

Barnard College                                                                       6.6
Attn Eileen M. Dibenedetto
Controller
3009 Broadway
New York, NY  10027

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2004:

                   Name and Address                                               % Ownership
-----------------------------------------------------------                       -----------
Milwaukee County Employees Retirement System                                         7.5
Attn Mr. Steven Vo
Mellon Trust
135 Santilli Highway Mail Zone 026003
Everett, MA02149-1906

State Street Bank & Trust Custody Goldman Sachs & Co Profit                          7.3
         Sharing Trust
One Enterprise Drive
N. Quincy, MA 02171

Charles Schwab & Co Inc                                                              7.1
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St
Attn Mutual Funds
San Francisco, CA 94104

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2004:

                     Name and Address                                             % Ownership
----------------------------------------------------------------                  -----------
Evergreen Asset Allocation Fund                                                       18.8
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

State Street Bank as Trustee of the EDS Retirement Plan-SSB EPAC                      18.1
        PMI Value Index Mandate
State Street Bank & Trust Co
P.O. Box 1992
Boston, MA 02105-1992

Rolex Holdings SA                                                                     12.4
Attn: Mr. Gian Heim
Rue Francis Dussaud 3-7
CH-1211 Geneva 24, Switzerland

GMO International Equity Allocation Fund                                              11.7
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

            Name and Address                                                      % Ownership
---------------------------------------------                                     -----------
President and Fellows of Harvard College                                               9.1
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

GMO Currency Hedged International Equity Fund                                          8.4
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Fund as of June 2, 2004:

                      Name and Address                                            % Ownership
----------------------------------------------------------------                  -----------
Evergreen Asset Allocation Fund                                                      26.6
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO International Equity Allocation Fund                                             16.3
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

GMO Currency Hedged International Equity Fund                                        12.3
40 Rowes Wharf
Boston, MA 02110

Trustees of Columbia University in the City of New York - Global                      5.4
Columbia University
475 Riverside Drive Suite 401
New York, NY 10115

Mac & Co. A/C DOMF8710092                                                             5.1
FBO Dominion Resources
Attn Mr. Donald Borneman
PO Box 3198
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2004:

           Name and Address                                                       % Ownership
-----------------------------------------                                         -----------
Evergreen Asset Allocation Fund                                                      78.8
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund                                            10.6
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 2, 2004:

                       Name and Address                                           % Ownership
---------------------------------------------------------------                   -----------
The J Paul Getty Trust                                                                7.8
Attn: James M Williams Vice President and Chief Invest. Officer
1200 Getty Center Drive
Suite 400
Los Angeles, CA 90049

Hershey Trust Company                                                                 5.8
Trustee for Milton Hershey School
P.O. Box 445
100 Mansion Road East
Hershey, PA 17033

University of Pennsylvania                                                            5.1
Attn Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA 19104-3309

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2004:

                Name and Address                                                  % Ownership
---------------------------------------------------                               -----------
Nebraska Investment Council                                                          30.9
Attn:  Joseph P. Jurich
941 `O' Street, Suite 500
Lincoln, NE 68508

Gordon E. and Betty Moore Foundation - Foreign Fund                                  26.6
Attn:  Lynda Sullivan, The Presidio of San Fransico
P.O. Box 2990
San Fransico, CA 94129

            Name and Address                                                      % Ownership
----------------------------------------                                          -----------
Princeton University Tr.                                                             15.4
Attn John D Sweeney
P.O. Box 35
Princeton, NJ 08544

President and Fellows of Harvard College                                             10.8
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

Rob D Nagel, Director of Investments                                                 10.0
The Wallace Foundation
Two Park Avenue 23rd Floor
New York, NY 10016

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2004:

                    Name and Address                                              % Ownership
----------------------------------------------------------                        -----------
The University of Chicago                                                            22.8
Attn Regina Manikowski
450 North Cityfront Plaza Drive, Suite 440
Chicago, IL 60611

San Diego City Employees' Retirement System (SDCERS)                                 12.3
Attn Ms Robin Oleksow
401 B Street, Suite 400
San Diego, CA 92101-4298

Partners Healthcare System Inc. Pooled Investment Accounts                           12.2
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114

Northern Trust Company as Trustee FBO FMC Technologies Inc                            9.0
        Master Retirement Trust A/C #22-07411 (FORS)
Attn Mutual Fund Ops
P.O. Box 92956
Chicago, IL 60675-2956

The Glenmede Trust Company as Trustee of the Pew                                      8.2
        Memorial Trust
Attn Ruthanne Carpi, Trust Ops Dept
1650 Market Street, Suite 1200
Philadelphia, PA 19103

                Name and Address                                                  % Ownership
-------------------------------------------------------------                     -----------
Baylor University                                                                     8.0
Attn Jonathan Hook
1311 South 5th Street
P.O. Box 97030 Waco, TX 76706

Partners Healthcare System Inc. Master Trust for ERISA Assets                         7.9
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA  02114

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2004:

        Name and Address                                                          % Ownership
--------------------------------                                                  -----------
Virginia Retirement System                                                           77.1
Attn: Peggy Davis
P.O. Box 2500
Richmond, VA 23218

Princeton University TR                                                              21.3
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2004:

         Name and Address                                                         % Ownership
----------------------------------                                                -----------
Evergreen Asset Allocation Fund                                                       8.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Yale University                                                                       8.3
230 Prospect Street
Attn Theodore D Seides
New Haven, CT  06511

GMO Benchmark-Free Allocation Fund                                                    8.3
Attn Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

              Name and Address                                                    % Ownership
----------------------------------------------                                    -----------
Evergreen Asset Allocation Fund                                                       8.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Princeton University Tr.                                                              7.9
Attn John D Sweeney
P.O. Box 35
Princeton, NJ 08544

JP Morgan Chase Bank as Trustee for GMAM Group                                        5.2
      Pension Trust II
Attn Marc Pinsky
Assistant Vice President
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2004:

                    Name and Address                                              % Ownership
                    ----------------                                              -----------
Mr. Peter Manley                                                                      17.8
GMO Emerging Markets Trust
Level 7, 2 Bulletin Place
Sydney, NSW Australia 2000

ExxonMobil Master Pension Trust                                                       10.0
Attn:  Colin J. Kerwin
599 Las Colinas Boulevard
Irving, TX 75039

Washington State Investment Board                                                      8.7
Attn Ms Nancy Calkins
P.O. Box 40916
2424 Heritage Court SW
Olympia, WA 98504-0916

Duke University Long-Term (endowment) Pool - Emerging                                  7.2
C/O Duke Management Company
2200 W. Main Street, Suite 1000
Durham, NC 27705

State Street Bank and Trust Company as Trustee of the EDS                              6.5
        Retirement Plan IFC Investable Mandate
P.O. Box 1992
Boston, MA 02105-1992

The William and Flora Hewlett Foundation                                               6.3
Attn Diana Lieberman
2121 Sand Hill Road
Menlo Park, CA 94025

                  Name and Address                                                % Ownership
-------------------------------------------------------                           -----------
International Paper Retirement Plans Master Trust                                      6.0
Attn: Carol Tusch
400 Atlantic Street
Stamford, CT 06921

Central States Southeast & Southwest Areas Pension Fund                                5.8
Attn Nancy J Norton
c/o JP Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

State Street Bank & Trust Company as Trustee for the                                   5.4
            Northrop Grumman Pension Master Trust
Attn: Doug Gallo W5B
One Enterprise Drive, W5B
North Quincy, MA 02171

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 2, 2004:

                    Name and Address                                              % Ownership
---------------------------------------------------------                         -----------
Leland Stanford Junior University II-AA                                              69.9
Stanford Management Company
Chris Heller, Analyst
2770 Sand Hill Road
Menlo Park, CA 94025

The Northern Trust Company As Trustee FBO Mayo Foundation                            18.7
        A/C 22-05192
P.O. Box 92956
Chicago, IL 60675

The Northern Trust Company As Trustee FBO Mayo Foundation                            11.4
        A/C 26-07634
P.O. Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 2, 2004:

      Name and Address                                                            % Ownership
----------------------------                                                      -----------
Princeton University TR                                                              36.6
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Evergreen Asset Allocation Fund                                                      20.4
200 Berkeley Street
21st Floor, Fund Administration
Boston, MA 02116

State of Wisconsin Investment Board (SWIB) Fixed Trust Fund                          10.3
Attn: Janice Anderson
P.O. Box 7842
Madison, WI 53707

GMO Benchmark-Free Allocation Fund                                                    9.4
Attn: Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

GMO International Equity Allocation Fund                                              5.8
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2004:

            Name and Address                                                      % Ownership
----------------------------------------                                          -----------
Calhoun & Co.                                                                        19.8
c/o Comerica Bank
PO Box 75000
M/C 3446
Detroit, MI 48275-3446

National Bank of Canada                                                              15.2
Attn Louis Vachon, Senior Vice President
1155 Metcalfe First Floor
Montreal, Quebec H3B 5G2

Trust Company of Illinois                                                             8.2
Attn:  Trust Operations
45 S. Park BLVD
Suite 300
Glen Ellyn, IL 60137

      Name and Address                                                            % Ownership
----------------------------                                                      -----------
Charles Schwab & Co. Inc. FBO 96472125                                                7.5
Attn Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Asia Fund as of June 2, 2004:

                              Name and Address                                    % Ownership
--------------------------------------------------------------------------        -----------
The Trustees of Columbia University in the City of New York-Dedicated Asia            22.9
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

The Northern Trust Company as Trustee                                                 21.2
FBO Mayo Foundation A/C 26-07634
PO Box 92956
Chicago, IL 60675

Leland Stanford Junior University II- AA                                              18.0
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

The Northern Trust Company as Trustee                                                 15.6
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL 60675

Denali Master Fund LP                                                                  7.7
Attn: Scott Ramsey
C/O Admiral Administration Ltd.
P.O. Box 32021 SMB Anchorage Centre, 2nd Floor
Grand Cayman, Grand Cayman Islands

Cormorant Fund                                                                         5.6
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2004:

               Name and Address                                                   % Ownership
------------------------------------------------                                  -----------
The Northern Trust Tr.                                                               20.4
Mars Benefit Trust
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company                                                               18.2
As Cust FBO The Cheyne Walk Trust A/C #26-055808
Attn: Mutual Funds
P.O. Box 92956
Chicago, IL 60675

Hugheson Limited                                                                     12.2
Attn: Charlotte Fenn
P.O. Box 705 GT
Grand Cayman, Cayman Islands

Gordon Family Trust                                                                   9.8
1325 Airmotive Way, Suite 340
Reno, NV  89502

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 2, 2004:

           Name and Address                                                       % Ownership
-----------------------------------------                                         -----------
Evergreen Asset Allocation Fund                                                      69.2
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund                                            11.2
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Trust for Millipore Corporation Invested Employee Plans - DBF                         6.8
Attn Nancy Booth, Benefits Manager - Millipore Corporation
290 Concord Road
Billerica, MA 01821

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2004:

        Name and Address                                                          % Ownership
-------------------------------                                                   -----------
Evergreen Asset Allocation Fund                                                       45.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

                    Name and Address                                              % Ownership
---------------------------------------------------------                         -----------
Bost & Co A/C NYXF174740 (Verizon-Core Plus)                                          24.1
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

The Northern Trust Company as Trustee FBO Mayo Foundation                              7.0
           A/C 22-05191 USB 2
P.O. Box 92956
Chicago, IL 60675

GMO Global Balanced Asset Allocation Fund                                              6.6
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

JP Morgan Chase Bank                                                                   6.0
As Trustee for GMAM Group Pension Trust II
Attn: Marc Pinsky Assistant Vice President
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

The Northern Trust Company as Trustee FBO Mayo Foundation                              5.4
           A/C 26-07633 USB
P.O. Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2004:

                   Name and Address                                               % Ownership
-------------------------------------------------------                           -----------
Boston & Co. A/C NYXF1049812 (Verizon-IBF)                                            20.4
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Evergreen Asset Allocation Fund                                                       20.1
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Saturn & Co. A/C 4600712 FBO The John Hancock Financial                               17.6
              Service Inc. Pension Plan
c/o Investors Bank & Trust Company
PO Box 9130 FPG90
Boston, MA 02117-9130

     Name and Address                                                             % Ownership
-------------------------                                                         -----------
The University of Chicago                                                             10.1
Attn Regina Manikowski
450 N Cityfront Plaza Dr.
Suite 440
Chicago, IL 60611

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 2, 2004:

                        Name and Address                                          % Ownership
----------------------------------------------------------------                  -----------
Evergreen Asset Allocation Fund                                                       21.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Benchmark-Free Allocation Fund                                                    18.1
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

JP Morgan Chase Bank, as Trustee for GMAM Group Pension Trust II                      17.7
Attn Marc Pinsky
Assistant Vice President
3 Chase ME
Brooklyn, NY 11245

State Street Nominees Ltd. AC JFBA                                                    10.1
Attn Eileen Crow
Settlements
525 Ferry Rd.
Edinburg, Scotland, EH5 2AW

GMO Global Balanced Asset Allocation Fund                                              6.7
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2004:

               Name and Address                                                   % Ownership
------------------------------------------------                                  -----------
General Retirement System of the City of Detroit                                      39.6
Attn Joseph Glanton
908 Coleman A Young Municipal Center
Detroit, MI 48226

                    Name and Address                                              % Ownership
----------------------------------------------------------                        -----------
Fresno County Employees' Retirement Association                                       34.8
PO Box 911
Fresno, CA 93714-0911

The University of North Carolina at Chapel Hill Foundation                             6.5
      Investment Fund Inc. Global Fixed Income Account
      Investment Office
308 West Rosemary Street, Suite 203
Chapel Hill, NC  27516

Wendel & Company A/C 415307                                                            6.2
FBO Energen Corp
C/O The Bank of New York
Mutual Fund Reorg Dept. P.O. Box 1066
Wall Street
New York, NY 10268

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2004:

                         Name and Address                                         % Ownership
-------------------------------------------------------------------               -----------
GMO Emerging Country Debt Share Fund                                                 10.5
Attn Rick Okerman
40 Rowes Wharf
Boston, MA 02110

Boston Safe Deposit & Trust Co. FBO the Philips Electronics                           7.6
        North America Corp. Master Retirement Trust
Attn Mr. Jeff Gazo
135 Santilli Highway
Everett, MA  02149

Jayvee & Co. for CIBC Mellon Trust Co                                                 6.8
Trustee of the CN Pension Trust Funds
Attn LP Constantin
320 Bay Street 6th Floor
Toronto, Ontario  M5H 4A6

Private Syndicate Pty Ltd. as Trustee of the Alternative Investment                   6.0
        Private Syndicate
Attn Mr. Peter A Norman
Level 18, 321 Exhibition Street
Melbourne, Victoria 3000, Australia

University of Southern California                                                     5.2
Attn Jeffery Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089-2541

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2004:

                      Name and Address                                            % Ownership
-------------------------------------------------------------                     -----------
State Street of Wisconsin Investment Board (SWIB) Fixed Trust                         21.2
                 Fund
Attn:  Janice Anderson
P.O. Box 7842
Madison, WI 53707

GMAM Group Pension Trust II                                                           21.1
JP Morgan Chase Bank
Donald E. Johnson
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

San Francisco City & County Retirement System                                         16.4
Attn Ted Wong, Head Accountant
30 Van Ness Avenue, Suite 3000
San Francisco, CA 94102

Pension Reserves Investment Trust                                                     14.9
Attn: Stan Mavromates
84 State Street, Suite 250
Boston, MA 02144

GMO Benchmark-Free Allocation Fund                                                     6.5
Attn: Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 2, 2004:

                         Name and Address                                         % Ownership
----------------------------------------------------------------                  -----------
Sprint Corporate Master Trust                                                         73.4
6220 Sprint Parkway
Overland Park, KS 66251

Fidelity Investments Institutional Operations Company (FIIOC) as                      26.6
        Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2004:

                   Name and Address                                               % Ownership
--------------------------------------------------------                          -----------
Comprehensive Care Management Corporation - Risk Reserve                              22.9
Attn Richard Rosen
2401 White Plains Road
Bronx, NY 10467

Comprehensive Care Management Corporation - Unrestricted                              12.8
Attn Richard Rosen
2401 White Plains Road
Bronx, NY 10467

Beth Abraham Health Services                                                          12.7
Specific Purpose Funds
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Alexander & Margaret Stewart Trust                                                    10.6
Attn Mr. William J Bierbower
888 17th Street NW
Suite 210
Washington, DC 20006

Beth Abraham Health Services                                                           9.8
Third Party Liability
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

GMO Global Balanced Asset Allocation Fund                                              8.8
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 2, 2004:

           Name and Address                                                       % Ownership
-----------------------------------------                                         -----------
Evergreen Asset Allocation Fund                                                       70.4
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund                                             14.7
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

                Name and Address                                                  % Ownership
-------------------------------------------------                                 -----------
Municipal Fire & Police Retirement System of Iowa                                      7.1
Attn Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 2, 2004:

                        Name and Address                                          % Ownership
----------------------------------------------------------------                  -----------
GMO Benchmark-Free Allocation Fund                                                    21.5
Attn Julie Cody
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Evergreen Asset Allocation Fund                                                       18.9
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

The Northern Trust Company, Trustee of the Aerospace Corporation                      12.5
Employees Retirement Plan Trust
Attn Mutual Funds
PO Box 92956
Chicago, IL 60675

Bost & Co. A/C NYXF1776462 (Verizon IIX)                                               7.7
Attn Mutual Funds Ops
P.O. Box 3198
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2004:

               Name and Address                                                   % Ownership
-----------------------------------------------                                   -----------
Hartford Hospital                                                                     12.7
Attn: John M. Biancamano Vice President Finance
80 Seymour Street
P.O. Box 503
Hartford, CT 06102

The Hershey Foods Corporation Master                                                   8.3
Retirement Trust
Attn: James G. Nolan Assistant Treasurer
Benefit Plan Asset Management Dept.
100 Crystal A Drive
Hershey, PA 17033

          Name and Address                                                        % Ownership
-------------------------------------                                             -----------
Fleet National Bank FBO Harfd Hosp                                                     7.9
Attn: Funds Processing NYUT37404A
P.O. Box 92750
Rochester, NY 14692

Wenner-Gren Foundation                                                                 6.5
Attn Maugha Kenny
220 Fifth Avenue
New York, NY 10001-7780

Regenstrief Foundation Inc.                                                            6.3
Global Equity Fund
9292 North Meridian Street, Suite 202
Indianapolis, IN 46202

The Eli and Edythe L Broad Foundation                                                  5.9
Attn: Peter Adamson
10900 Wilshire BLVD
12th Floor
Los Angeles, CA 90024

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2004:

              Name and Address                                                    % Ownership
----------------------------------------------                                    -----------
The Ministers and Missionaries Benefit                                                20.4
Board of American Baptist Churches
Attn: Steven Chain Manager Investment Analyst
475 Riverside Drive
Suite 1700
New York, NY 10115

Highland Hospital of Rochester Retirement Plan                                         6.7
Attn Leonard J Shute
1000 South Avenue
Box 39
Rochester, NY 14620

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 2, 2004:

       Name and Address                                                           % Ownership
--------------------------------                                                  -----------
SEI Private Trust Company                                                             20.8
C/O Mellon Bank FBO 10114349100
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

               Name and Address                                                   % Ownership
--------------------------------------------                                      -----------
Winchester Medical Center                                                             16.2
Attn: Craig Lewis Sr. Vice President and CFO
1840 Amherst Street
Winchester, VA 22601

The Christy-Houston Foundation Inc.                                                    8.8
Attn: Robert B. Mifflin
1296 Dow Street
Murfreesboro, TN 37130

Hampden-Sydney College                                                                 5.9
Attn: C. Norman Krueger
College Road
P.O. Box 127
Hampden-Sydney, VA 23943

Winchester Regional Health System                                                      5.5
Retirement Plan
Attn: Craig Lewis Sr. Vice President and CFO
1840 Amherst Street
Winchester, VA 22601

The Alleghany Foundation                                                               5.3
Attn:  Lewis M. Nelson Jr.
P.O. Box 1176
Covington, VA 24426

Regime De Retraite Des Employees ET                                                    5.1
Employes De La Ville De Sherbrooke
Attn:  MME Patrizia Pessina
145 Wellington Nord
Sherbrooke, Quebec Canada J1H 5C1

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 2, 2004:

                    Name and Address                                              % Ownership
--------------------------------------------------------                          -----------
Screen Actors Guild Producers Pension Plan                                            22.0
Attn:  Keith Walker A/R & Finance Manager
3601 West Olive Avenue
Burbank, CA 91505

The Ministers and Missionaries Benefit Board of American                              14.0
             Baptist Churches
Attn: Steven Chin Manager/Investment Analyst
475 Riverside Drive Suite 1700
New York,  NY  10115

                     Name and Address                                             % Ownership
----------------------------------------------------------                        -----------
Partners Healthcare System Inc. Pooled Investment Accounts                             7.3
                   Long Term Pool
Attn:  William N. Donovan
101 Merrimac Street Treasury 4th Floor
Boston, MA 02114

Hoag Memorial Hospital Presbyterian                                                    6.5
Attn: Jennifer Mitzner CFO
One Hoag Drive
Newport Beach, CA 92658

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 2, 2004:

                       Name and Address                                           % Ownership
-------------------------------------------------------------                     -----------
The Board of Trustees of the University of Illinois                                   32.9
Attn Janet M. Ford
247 Henry Administration Building
506 South Wright Street
Urbana, IL 61801

The Employees Cash Balance Retirement Plan of the Turner Corp                         22.9
Attn Lori Willox
901 Main Street, Suite 4900
Dallas, TX 75202

Patterson & Co. FBO Pension Plan Employees of Tietex                                  10.7
        1040006367
Attn April Withers
1525 West WT Harris Blvd
NC-1151 Charlotte, NC 28288

Catholic Diocese of Kansas City- ST Joseph As Trustee for Lay                          9.3
        Retirement Plan
Attn David A. Malanowski
300 E 36th Street
Kansas City, MO 64111

Wadsworth Atheneum Museum of Art                                                       8.3
Attn David Baxter
600 Main Street
Hartford, CT 06103

Regime De Retraite Des Employees ET Employees De La Ville                              7.6
        De Sherbrooke
Attn MME Patrizia Pessina
145 Wellington Nord
Sherbrooke Quebec, Canada J1H 5C1

                                  OTHER MATTERS

The Government of India's Enforcement Directorate has filed a civil action alleging that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in the stock markets in India and has placed certain restrictions (including a lien) on Emerging Markets Fund's accounts in India while the investigation remains on-going. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.09% of the Fund's total assets as of June 10, 2004. The valuation of this possible claim and all matters relating to the Fund's response to these charges are subject to the supervision and control of the Trust's Board of Trustees. Emerging Markets Fund's costs in respect of this matter are being treated as an extraordinary expense.

In addition, certain Funds (all of the Fixed Income Funds (except Emerging Country Debt Share Fund and Alpha Only Fund), Emerging Markets Fund, and Global (U.S.+) Equity Allocation Fund) have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Special Purpose Holding Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio ("Bankruptcy Court"). The Trust, on behalf of the GMO Special Purpose Holding Fund, has joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Special Purpose Holding Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 29, 2004 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Alpha LIBOR Fund (currently known as "Special Purpose Holding Fund"), the Short-Duration Collateral Fund, and the Taiwan Fund) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Special Purpose Holding Fund, Short-Duration Collateral Fund, and Taiwan Fund) offering shares of beneficial interest as of February 29, 2004, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 29, 2004.

U.S. Core Fund-Class II
     Net Assets at Value (Equivalent to $13.51 per share based on
40,884,098 shares of beneficial interest outstanding)                   $     552,424,331
     Offering Price                                                     $           13.51

U.S. Core Fund-Class III
     Net Assets at Value (Equivalent to $13.54 per share based on
112,106,871 shares of beneficial interest outstanding)                  $   1,517,457,865
     Offering Price                                                     $           13.54

U.S. Core Fund-Class IV
     Net Assets at Value (Equivalent to $13.52 per share based on
52,485,216  shares of beneficial interest outstanding)                  $     709,525,040
     Offering Price                                                     $           13.52

U.S. Core Fund-Class V
     Net Assets at Value (Equivalent to $13.51 per share based on
33,187,016 shares of beneficial interest outstanding)                   $     448,352,435
     Offering Price                                                     $           13.51

U.S. Core Fund-Class VI
     Net Assets at Value (Equivalent to $13.52 per share based on
40,123,682 shares of beneficial interest outstanding)                   $     542,274,466
     Offering Price                                                     $           13.52

Tobacco-Free Core Fund-Class III
     Net Assets at Value (Equivalent to $11.76 per share based on
16,013,075 shares of beneficial interest outstanding)                   $     188,369,772
     Offering Price                                                     $           11.76

Tobacco-Free Core Fund-Class IV
     Net Assets at Value (Equivalent to $11.76 per share based on
33,537,067 shares of beneficial interest outstanding)                   $     394,454,144
     Offering Price                                                     $           11.76

U.S. Quality Equity Fund-Class III
     Net Assets at Value (Equivalent to $19.93 per share based on
951,581 shares of beneficial interest outstanding)                      $      18,965,971
     Offering Price                                                     $           19.93

U.S. Quality Equity Fund-Class IV
     Net Assets at Value (Equivalent to $19.93 per share based on
6,915,000 shares of beneficial interest outstanding)                    $     137,834,605
     Offering Price                                                     $           19.93

Appendix A

Value Fund-Class III
     Net Assets at Value (Equivalent to $9.28 per share based on
5,051,910 shares of beneficial interest outstanding)                    $      46,904,488
     Offering Price                                                     $            9.28

Intrinsic Value Fund-Class III
     Net Assets at Value (Equivalent to $11.36 per share based on
6,334,682 shares of beneficial interest outstanding)                    $      71,930,927
     Offering Price                                                     $           11.36

Growth Fund-Class III
     Net Assets at Value (Equivalent to $19.03 per share based on
22,975,931 shares of beneficial interest outstanding)                   $     437,199,517
     Offering Price                                                     $           19.03

Small Cap Value Fund-Class III
     Net Assets at Value (Equivalent to $15.51 per share based on
11,556,176 shares of beneficial interest outstanding)                   $     179,268,391
     Offering Price ($15.51 x 100/99.50) *                              $           15.59

Small Cap Growth Fund-Class III
     Net Assets at Value (Equivalent to $21.78 per share based on
1,912,734 shares of beneficial interest outstanding)                    $      41,661,608
     Offering Price ($21.78 x 100/99.50) *                              $           21.89

Real Estate Fund-Class III
     Net Assets at Value (Equivalent to $14.65 per share based on
13,072,930 shares of beneficial interest outstanding)                   $     191,457,996
     Offering Price                                                     $           14.65

Tax-Managed U.S. Equities Fund-Class III
     Net Assets at Value (Equivalent to $11.58 per share based on
5,354,196 shares of beneficial interest outstanding)                    $      62,026,608
     Offering Price                                                     $           11.58

Tax-Managed Small Companies Fund-Class III
     Net Assets at Value (Equivalent to $14.80 per share based on
1,657,459 shares of beneficial interest outstanding)                    $      24,528,646
     Offering Price ($14.80 x 100/99.50) *                              $           14.87

International Disciplined Equity Fund-Class III
     Net Assets at Value (Equivalent to $26.75 per share based on
7,525,851 shares of beneficial interest outstanding)                    $     201,333,385
     Offering Price                                                     $           26.75

International Disciplined Equity Fund-Class IV
     Net Assets at Value (Equivalent to $26.75 per share based on
902,326 shares of beneficial interest outstanding)                      $      24,134,116
     Offering Price                                                     $           26.75

International Intrinsic Value Fund-Class II
     Net Assets at Value (Equivalent to $24.18 per share based on
3,541,033 shares of beneficial interest outstanding)                    $      85,625,087

-----------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

     Offering Price                                                     $           24.18

International Intrinsic Value Fund-Class III
     Net Assets at Value (Equivalent to $24.32 per share based on
55,540,109 shares of beneficial interest outstanding)                   $   1,350,850,115
     Offering Price                                                     $           24.32

International Intrinsic Value Fund-Class IV
     Net Assets at Value (Equivalent to $24.31 per share based on
35,517,713 shares of beneficial interest outstanding)                   $     863,612,163
     Offering Price                                                     $           24.31

International Growth Fund-Class III
     Net Assets at Value (Equivalent to $23.67 per share based on
23,874,622 shares of beneficial interest outstanding)                   $     565,104,137
     Offering Price                                                     $           23.67

Currency Hedged International Equity Fund-Class III
     Net Assets at Value (Equivalent to $7.33 per share based on
21,894,873 shares of beneficial interest outstanding)                   $     160,586,015
     Offering Price                                                     $            7.33

Foreign Fund-Class II
     Net Assets at Value (Equivalent to $13.29 per share based on
58,782,035 shares of beneficial interest outstanding)                   $     781,447,788
     Offering Price                                                     $           13.29

Foreign Fund-Class III
     Net Assets at Value (Equivalent to $13.34 per share based on
169,480,452 shares of beneficial interest outstanding)                  $   2,260,045,925
     Offering Price                                                     $           13.34

Foreign Fund-Class IV
     Net Assets at Value (Equivalent to $13.34 per share based on
69,208,520 shares of beneficial interest outstanding)                   $     923,221,324
     Offering Price                                                     $           13.34

Foreign Small Companies Fund-Class III
     Net Assets at Value (Equivalent to $14.79 per share based on
32,513,610 shares of beneficial interest outstanding)                   $     480,966,088
     Offering Price                                                     $           14.79

Foreign Small Companies Fund-Class IV
     Net Assets at Value (Equivalent to $14.80 per share based on
22,552,825 shares of beneficial interest outstanding)                   $     333,731,037
     Offering Price                                                     $           14.80

International Small Companies Fund-Class III
     Net Assets at Value (Equivalent to $17.09 per share based on
93,167,933 shares of beneficial interest outstanding)                   $   1,592,464,085
     Offering Price ($17.09 x 100/99.40)*                               $           17.19

Emerging Markets Fund-Class III

-----------------------
* Represents maximum offering price charged on certain cash purchases. See
"How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.
                                       A-3

Appendix A

     Net Assets at Value (Equivalent to $15.78 per share based on
258,558,099 shares of beneficial interest outstanding)                  $   4,079,171,650
     Offering Price ($15.78 x 100/99.20)*                               $           15.91

Emerging Markets Fund-Class IV
     Net Assets at Value (Equivalent to $15.75 per share based on
114,253,154 shares of beneficial interest outstanding)                  $   1,799,735,580
     Offering Price ($15.75 x 100/99.20)*                               $           15.88

Emerging Markets Fund-Class V
     Net Assets at Value (Equivalent to $15.77 per share based on
24,239,528 shares of beneficial interest outstanding)                   $     382,193,288
     Offering Price ($15.77 x 100/99.20)*                               $           15.90

Emerging Markets Fund-Class VI
     Net Assets at Value (Equivalent to $15.76 per share based on
55,830,187 shares of beneficial interest outstanding)                   $     879,836,886
     Offering Price ($15.76 x 100/99.20)*                               $           15.89

Emerging Countries Fund-Class III
     Net Assets at Value (Equivalent to $14.99 per share based on
16,663,603 shares of beneficial interest outstanding)                   $     249,843,728
     Offering Price                                                     $           14.99

Asia Fund-Class III
     Net Assets at Value (Equivalent to $13.77 per share based on
10,285,922 shares of beneficial interest outstanding)                   $     141,614,468
     Offering Price ($13.77 x 100/99.20)*                               $           13.88

Tax-Managed International Equities Fund-Class III
     Net Assets at Value (Equivalent to $13.19 per share based on
22,096,725 shares of beneficial interest outstanding)                   $     291,360,289
     Offering Price                                                     $           13.19

Domestic Bond Fund-Class III
     Net Assets at Value (Equivalent to $10.07 per share based on
37,074,554 shares of beneficial interest outstanding)                   $     373,276,816
     Offering Price                                                     $           10.07

Core Plus Bond Fund-Class III
     Net Assets at Value (Equivalent to $10.40 per share based on
57,981,714 shares of beneficial interest outstanding)                   $     602,824,137
     Offering Price                                                     $           10.40

International Bond Fund-Class III
     Net Assets at Value (Equivalent to $10.38 per share based on
26,114,792 shares of beneficial interest outstanding)                   $     271,014,558
     Offering Price                                                     $           10.38

Currency Hedged International Bond Fund-Class III
     Net Assets at Value (Equivalent to $9.16 per share based on
24,342,430 shares of beneficial interest outstanding)                   $     222,872,460

-----------------------
*Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

     Offering Price                                                     $            9.16

Global Bond Fund-Class III
     Net Assets at Value (Equivalent to $8.73 per share based on
15,894,686 shares of beneficial interest outstanding)                   $     138,684,340
     Offering Price                                                     $            8.73

Emerging Country Debt Fund-Class III
     Net Assets at Value (Equivalent to $10.51 per share based on
88,054,469 shares of beneficial interest outstanding)                   $     925,649,810
     Offering Price ($10.51 x 100/99.50)*                               $           10.56

Emerging Country Debt Fund-Class IV
     Net Assets at Value (Equivalent to $10.51 per share based on
117,818,415 shares of beneficial interest outstanding)                  $   1,238,588,666
     Offering Price ($10.51 x 100/99.50)*                               $           10.56

Emerging Country Debt Share Fund - Class III
     Net Assets at Value (Equivalent to $10.05 per share based on
10,046,829 shares of beneficial interest outstanding)                   $     100,942,676
     Offering Price                                                     $           10.05

Short-Duration Investment Fund-Class III
     Net Assets at Value (Equivalent to $8.75 per share based on
5,043,814 shares of beneficial interest outstanding)                    $      44,155,722
     Offering Price                                                     $            8.75

Alpha Only Fund-Class III
     Net Assets at Value (Equivalent to $9.99 per share based on
7,494,273 shares of beneficial interest outstanding)                    $      74,840,548
     Offering Price ($9.99 x 100/99.88)*                                $           10.00

Inflation Indexed Bond Fund-Class III
     Net Assets at Value (Equivalent to $12.02 per share based on
34,578,843 shares of beneficial interest outstanding)                   $     415,613,813
     Offering Price                                                     $           12.02

Benchmark-Free Allocation Fund-Class III
     Net Assets at Value (Equivalent to $24.28 per share based on
11,842,067 shares of beneficial interest outstanding)                   $     287,490,360
     Offering Price ($24.28 x 100/99.63)*                               $           24.37

International Equity Allocation Fund-Class III
     Net Assets at Value (Equivalent to $12.83 per share based on
19,972,739 shares of beneficial interest outstanding)                   $     256,276,770
     Offering Price ($12.83 x 100/99.83)*                               $           12.85

Global Balanced Asset Allocation Fund-Class III
     Net Assets at Value (Equivalent to $10.74 per share based on
42,248,648 shares of beneficial interest outstanding)                   $     453,807,133


--------------------------
    *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

     Offering Price ($10.74 x 100/99.87)*                               $           10.75

Global (U.S.+) Equity Allocation Fund-Class III
     Net Assets at Value (Equivalent to $10.86 per share based on
20,528,696 shares of beneficial interest outstanding)                   $     222,855,901
     Offering Price ($10.86 x 100/99.83)*                               $           10.88

U.S. Sector Fund-Class III
     Net Assets at Value (Equivalent to $6.40 per share based on
11,466,914 shares of beneficial interest outstanding)                   $      73,342,360
     Offering Price ($6.40 x 100/99.85)*                                $            6.41


--------------------------
    *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix B

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix B

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix C

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy,

Appendix C

or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.    AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis,

Appendix C

considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Appendix C

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Appendix C

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

            Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management

Appendix C

demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix C

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix C

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Appendix C

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix D

               SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

Following is information as of June 21, 2004 about certain strategies of the Manager, which is available on a website maintained by the Manager at http://www.gmo.com.

GMO U.S. Core Strategy

The GMO U.S. Core Strategy seeks to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk relative to the benchmark. The GMO U.S. Core Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market.

The investment process for the GMO U.S. Core Strategy begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/normalized earnings and (3) momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO U.S. Core Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks.

U.S. Quality Strategy

The GMO U.S. Quality Strategy seeks to outperform the S&P 500 by 3% per annum over a complete market cycle with lower absolute risk than the benchmark. The GMO Quality Strategy is a structured portfolio that uses fundamental investment principals and quantitative applications to provide excess returns to the S&P 500 and, importantly, to provide some protection to large cap U.S. investments in the event that corporate debt burdens ever lead to a credit crisis. The benefit of owning a large cap portfolio in any financial crisis is evident: the government is much more likely to bail out large companies which employ thousands of people than it would consider rescuing a small manufacturer.

The investment process for the GMO U.S. Quality Strategy begins with a large and liquid universe, representing the largest 600 capitalized stocks in the U.S. market. How does GMO define large cap quality companies? A company must meet all of the following three criteria:

   low leverage

   high profitability

   low earnings volatility

Failure to meet any one of these criteria excludes a stock from the investable universe.

To select stocks from this universe, GMO uses a proprietary, time-tested stock selection

Appendix D

metric: Price-to- Intrinsic Value. This valuation approach systematically identifies "franchise" companies - and by that we mean companies which are able to maintain high levels of profitability over longer time periods than the market in general - thus evading any tendency for profits to regress to mean levels. In addition, this stock selection approach has the added benefit of differentiating between "good" growth and "bad" growth: only companies that can deliver returns in excess of their cost of capital should be rewarded with high growth. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups and position sizes. Trades are executed using a proprietary trading model and the resulting portfolio typically holds about 50 to 60 stocks.

U.S. Active Strategy

The GMO U.S. Active Strategy is a large-capitalization equity strategy benchmarked versus the Russell 1000 Value Index. The Strategy is managed by GMO's U.S. Active Division, which utilizes a combination of fundamental security research and quantitative discipline to identify attractive investments. It seeks to outperform the benchmark by 300 basis points per annum over a market cycle with moderate risk relative to the benchmark.

The Strategy makes equity investments typically chosen from the benchmark, with an emphasis on large-capitalization securities. The eligible investment universe is determined by applying GMO's proprietary Intrinsic Value Model (dividend discount model) to narrow the universe to approximately 150 investment candidates. The model attempts to systematically identify a group of attractively valued stocks that are biased for success. In addition, this universe of securities typically has better quality characteristics than the benchmark. From this universe, the team's stock selection is driven by its distinct value bias and traditional fundamental research that attempts to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases and Securities and Exchange Commission filings, published company and industry information and analysis, company visits and meeting with senior management officials, and other knowledgeable market participants. This process identifies 70 - 80 securities for inclusion in the GMO U.S. Active Strategy.

The GMO U.S. Active Strategy combines stock selections with the team's fundamental assessment of the attractiveness of sectors/industries and tilts the portfolio accordingly. The manager attempts to control risk by selecting stocks with a value bias. In addition, risk is controlled by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the fund with moderate risk relative to its benchmark.

Intrinsic Value Strategy

The GMO Intrinsic Value Strategy seeks to outperform the Russell 1000 Value Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Intrinsic Value Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized value sector of the U.S. equity market.

Appendix D

The investment process for the GMO Intrinsic Value Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three disciplines: price/intrinsic value (GMO's proprietary dividend discount model), price/normalized earnings, a traditional value measure, and momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO Intrinsic Value Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups, and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model.

Growth Strategy

The GMO Growth Strategy seeks to outperform the Russell 1000 Growth Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Growth Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized growth sector of the U.S. equity market.

The investment process for the GMO Growth Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three stock disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price momentum; and (3) estimate revision momentum.

The GMO Growth Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model.

Small Cap Value Strategy

The GMO Small Cap Value Strategy seeks to outperform the Russell 2500 Value Index by 2% per annum over a complete market cycle. The GMO Small Cap Value Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap value sector of the U.S. equity market.

The investment process for the GMO Small Cap Value Strategy begins with a universe generally represented by the Russell 2500 Index. Three disciplines are used to evaluate and rank stocks: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/normalized earnings; and (3) price momentum. Stocks that are inexpensive based on

Appendix D

any of these disciplines are ranked highly.

The GMO Small Cap Value Strategy is constructed using a proprietary technique to control risk. Stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.

Small Cap Growth Strategy

The GMO Small Cap Growth Strategy seeks to outperform the Russell 2500 Growth Index by 2% per annum over a complete market cycle. The GMO Small Cap Growth Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap growth sector of the U.S. equity market.

The investment process for the GMO Small Cap Growth Strategy begins with a universe generally represented by the Russell 2500 Index. Three disciplines are used to evaluate and rank stocks: (1) estimate revision momentum; (2) price momentum; and (3) price to intrinsic value. Stocks that demonstrate strong momentum based on any of these disciplines are ranked highly.

The GMO Small Cap Growth Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The manager attempts to control risk by adjusting sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.

Real Estate Strategy

The GMO Real Estate Strategy seeks high total return by investing in real estate securities issued by companies that invest in real estate or real estate-related assets and in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate-related companies. The Strategy's goal is to outperform the Morgan Stanley REIT Index by 1.5% per year, net of fees, with low risk relative to its benchmark.

The investment process for the GMO Real Estate Strategy selects from a universe generally represented by the Morgan Stanley REIT Index. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices.

The Strategy's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by selecting stocks and adjusting sector weights. The Manager seeks to manage the Strategy with low risk relative to its benchmark.

Appendix D

Tax-Managed U.S. Equities Strategy

The GMO Tax-Managed U.S. Equities Strategy seeks to outperform the S&P 500 Index after tax by 1%-2% per year over a complete market cycle with low risk relative to its benchmark. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad exposure to the U.S. equity market for the tax-paying investor.

The investment process for the GMO Tax-Managed U.S. Equities Strategy begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks. The Strategy uses two value-based stock selection disciplines in the portfolio, intrinsic value (GMO's proprietary dividend discount model), and normalized earnings; and one momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. Each stock is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles in order to manage the Strategy with low risk relative to the Strategy's benchmark.

The GMO Tax-Managed U.S. Equities Strategy is constructed using a proprietary technique which attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

Tax-Managed Small Companies Strategy

The GMO Tax-Managed Small Companies Strategy seeks to outperform the Russell 2500 Index after tax by 2%-3% per year over a complete market cycle with moderate risk relative to its benchmark. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide small- and mid-cap U.S. equity exposure for the tax-paying investor.

The investment process for the GMO Tax-Managed Small Companies Strategy begins with a universe represented by the 3000 (ex-Top 500) largest capitalized stocks in the U.S. market. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks. The Strategy uses two value-based stock selection disciplines in the portfolio, intrinsic value (GMO's proprietary dividend discount model), and normalized earnings; and one momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. Each stock

Appendix D

is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles in order to manage the Strategy with moderate risk relative to the Strategy's benchmark.

The GMO Tax-Managed Small Companies Strategy is constructed using a proprietary technique which attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

International Disciplined Equity Strategy

GMO's International Disciplined Equity Strategy invests in a diversified portfolio of equities from the world's developed markets outside of the United States. This portfolio seeks to outperform the MSCI EAFE index by 2% per annum, net of fees, while maintaining a low level of risk relative to the benchmark. The target tracking error is 3.5%.

The investment process for the International Disciplined Equity Strategy begins with a universe of approximately 2500 equity securities. Stocks are ranked based on a blend of valuation and momentum factors. Valuation is based on measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. Momentum is measured through stock price performance and earnings estimate revisions. The momentum measures are designed to identify stocks with strong fundamentals in the shorter term that are likely to outperform regardless of their valuation. The Strategy holds securities that score highly on valuation and/or momentum. The blend is designed to produce a style balanced portfolio with moderate tracking error against a benchmark. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a by-product of stock selection, tempered by risk control.

The final portfolio is constructed through a portfolio optimization process. The optimization trades off a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Furthermore, buy and sell candidates are analyzed for volume

Appendix D

constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, and other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover ranges between 50% -70% each way.

International Intrinsic Value Strategy

The GMO International Intrinsic Value Strategy seeks to outperform the S&P/Citigroup PMI EPAC Value Index by 3% per annum, net of fees. The Strategy is a disciplined value portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while attempting to control risk relative to the benchmark.

The International Intrinsic Value Strategy is constructed using a portfolio optimization process that weighs the trade-off of a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, as well as other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover is 50% each way.

The investment process for the International Intrinsic Value Strategy begins with a universe of approximately 2500 stocks from developed markets outside the U.S. The Strategy uses primarily disciplined value techniques to assess securities. Stocks are ranked on valuation measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy also uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. The Strategy also uses price momentum and earnings revision factors to rank stocks that pass a valuation screen. The Strategy holds securities that score highly on these parameters. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a byproduct of stock selection, tempered by risk control.

International Growth Strategy

GMO's International Growth Strategy holds a portfolio of stocks with higher than average expected growth, drawn from the world's markets outside of the United States. This strategy capitalizes on GMO's research strength and experience in quantitatively managing international equities since 1987 and U.S. equities since 1981.

Appendix D

GMO's International Growth Strategy is benchmarked against the S&P/Citigroup PMI EPAC Growth Index of larger capitalization growth stocks from developed markets in Europe and the Pacific Rim. GMO believes this index represents the state of the art in international style benchmarking. The portfolio holds growth companies diversified across countries and sectors. GMO aims to outperform the benchmark by +3%/year, with a tracking error of +/-5%. The portfolio typically holds about 200 equity securities. Annual turnover is expected to range between 50% to 100%.

Stock Selection: GMO seeks to add value by capitalizing on inefficiencies we perceive in the pricing of growth stocks. One inefficiency is that the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future. A second inefficiency is that investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. GMO's International Growth Strategy combines two stock selection disciplines that have a successful history of adding value within GMO managed portfolios. One discipline is price and earnings momentum. Momentum measures are key leading indicators of growth. Intuition and historical analysis show that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects. And crucially, they have superior growth potential that is not fully captured in the current price. This is a pure growth approach rooted in the philosophy that a focus on improving fundamentals alone will provide good investment results. GMO's proprietary dividend discount model is the firm's flagship strategy across all quantitative equity products. A key component of this model is an assessment of a firm's franchise quality based on current and historical accounting data. Intuition and historical analysis show that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. This discipline is a valuation based approach that computes a fair value, and invests in those companies that are attractively priced. But typically many of the best values lie within the growth half of the universe. To focus this discipline as a growth at a reasonable price strategy, GMO selects securities from within a universe prescreened for growth via membership in the growth benchmark.

Country Analysis: The portfolio maintains diversification across countries. Bottom up security selection tilts the portfolio towards those countries where growth prospects are highest or are most undervalued. In addition the portfolio manager considers top down factors that influence the growth potential of a particular country, such as currency valuation.

The final portfolio is constructed using a quantitative optimization process. This trades off predicted performance against criteria of risk control, trading costs, and liquidity.

Currency Hedged International Equity Strategy

The GMO Currency Hedged International Equity Strategy seeks to outperform the MSCI EAFE (Hedged) Index by 2%-3% per annum, net of fees while attempting to control risk relative to the benchmark. The Strategy is a disciplined portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity

Appendix D

exposure and maintain a hedge against falling foreign currency exchange rates.

The Strategy invests primarily in the International Disciplined Equity Strategy, International Intrinsic Value Strategy and International Growth Strategy. The Strategy's assets are allocated among these underlying strategys based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate among the underlying Strategys based on the Manager's evaluation of 1) the underlying Strategys' investments in individual stocks; (2) the underlying Strategys' weighting of investments in particular countries or regions; and (3) the expected costs of investment alternatives. The Manager used fundamental and quantitative investment principles to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Strategy will look through to the underlying strategys' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70% of the foreign currency exposure in the underlying strategys' investments back to the U.S. dollar. In addition, the Strategy may take active positions relative to a fully hedged benchmark.

The underlying strategys are constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Trading baskets are then compiled with a mindful eye on trading impact. The resulting portfolios are implemented through the use of securities, financial futures and foreign exchange contracts.

International Active EAFE Strategy

GMO's International Active Division manages international equity products including the GMO International Active EAFE Strategy. We seek to outperform the MSCI EAFE Index by 300 basis points net of fees per annum over a cycle. International Active has established itself as a disciplined fundamental value investor with a 22-year track record. Asset growth and portfolio turnover are controlled to safeguard value added.

The methodology for International Active is value driven at both the stock and country level. We combine fundamental and quantitative research to deliver excess return over MSCI EAFE. The portfolio may invest between 0-10% in emerging market equities. Stock picking has delivered 65% of the value since the inception, while 35% has come from country picking. About 1400 international companies pass the initial quantitative valuation screens at the company and industry level and appear attractive. We separate companies with deservedly low valuations from those that represent investment opportunities. The portfolio managers and analysts then launch their fundamental assault on these companies that are most likely to win. Companies are scrutinized for financial, operational and managerial strength. The companies are analyzed against their global, regional and local industry peers. Company visits to evaluate the management and production facilities are an integral part of the process. Selection of companies and their weight in the portfolio is the responsibility of

Appendix D

each country manager. The International Active Country Model employs a disciplined quantitative screening process combined with fundamental insights on the markets by the investment team. The first measure of value is our price to fair value model, a proprietary dividend discount model based on an estimate of each country's future GDP growth rate, the current market yield and a discount factor. Other value measures used are the aggregate market price to earnings and price to book ratios. Over- and under- weightings relative to the EAFE Index are determined by a cumulative value score for each country and by input from the portfolio management team. Market valuations change very gradually and excessive turnover is costly to the portfolio.

The portfolios managed by International Active have diversified stock positions and may have, depending on market valuations, large country bets against the EAFE Index. The portfolios may be up to 30% hedged. There is no cross hedging in this product.

International Active Foreign Small Companies Strategy

GMO's Active International Division manages international equity products including the GMO Foreign Small Companies Strategy. The Strategy seeks to outperform the S&P/Citigroup EMI World ex-U.S. Index by 400 basis points net of fees per annum over a cycle. The Active International Division has established itself as a disciplined fundamental value investor with a 22-year track record in the international markets.

The methodology for International Active is value driven at both the stock and country level. We combine fundamental and quantitative research to deliver excess return over S&P/Citigroup EMI World ex-U.S. We screen to identify the 30% small capitalization stocks in each country that represent the best potential value on P/E, P/BK, P/CE, and Yield. We also quantitatively analyze the companies relative to their industry. This creates a pool of companies that pass the initial valuation screens and appear attractive. We separate companies with deservedly low valuations from those that represent investment opportunities. The portfolio managers and analysts then perform fundamental analysis on the companies that are most likely to win. Companies are scrutinized for financial, operational and managerial strength. Company visits to evaluate the management and production facilities are an integral part of the process. Selection of companies and their weight in the portfolio is the responsibility of each country manager. The International Active Country Model employs a disciplined quantitative screening process combined with fundamental insights on the markets by the investment team. Portfolio construction determines country weights by valuation measures. The first measure of value used is our price to fair value model, a dividend discount model based on an estimate of each country's future GDP growth rate, the current market yield and a discount factor. Other value measures used are the aggregate market price to earnings and price to book ratios. Over- and underweightings relative to the S&P/Citigroup EMI World ex-U.S. Index are determined by a cumulative value score for each country and by input from the portfolio management team. Market valuations change very gradually and excessive turnover is costly to the portfolio. In addition, the GMO Foreign Small Companies Strategy can invest up to 10% in emerging markets.

The GMO Foreign Small Companies Strategy is constructed on a stock-by-stock basis.

Appendix D

Because the primary focus of the strategy is stock selection, country and sector "bets" are incorporated into the portfolio as a result of bottom-up analysis of the fundamental prospects for small value companies.

International Small Companies Strategy

The GMO International Small Companies Strategy is a value oriented portfolio which uses fundamental investment principles and quantitative applications to provide small cap international equity exposure. The strategy seeks to outperform the S&P/Citigroup EMI World ex-U.S. Index by 3%-4% per annum, net of fees.

The investment process for the GMO International Small Companies Strategy begins with a universe of companies in developed and emerging countries (approximately 2500 developed market stocks). The universe is screened to exclude the largest 30% of stocks. Stocks are ranked based on a blend of valuation and momentum factors, with the emphasis placed on valuation. Valuation is based on measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy also uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. Momentum is measured through stock price performance and earnings estimate revisions. The momentum measures are designed to identify stocks with strong fundamentals in the shorter term that are likely to outperform regardless of their valuation. The Strategy holds securities that score highly on valuation and/or momentum. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. The allocation to emerging markets (limited to 10%) is determined by top down valuation. Industry sector allocation is a by-product of stock selection, tempered by risk control.

The final portfolio is constructed through a portfolio optimization process. The optimization trades off a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Furthermore, buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, and other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover ranges between 30% -50% each way.

Emerging Markets Strategy

The GMO Emerging Markets Strategy strives to outperform the S&P/IFCI (Investable) Composite Index by 4% per annum over a 5 year period, with controlled risk relative to its benchmark. The GMO Emerging Markets Strategy is a structured value portfolio which uses

Appendix D

fundamental investment principles and quantitative approaches to provide broad emerging market equity exposure. This strategy has a value bias relative to other emerging markets strategies.

The GMO Emerging Markets Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The Strategy is based on traditional and quantitative tools to analyze valuation levels and seeks to purchase those stocks that can best exploit major inefficiencies between and within various emerging markets. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns. The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models includes: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here, factors such as price-to-book, quality, and forecast earnings momentum are combined to assess the relative attractiveness of each individual stock.

The Emerging Markets portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Emerging Countries Strategy

The GMO Emerging Countries Strategy seeks to outperform the S&P/IFCI (Investable) Composite Index by 3% per annum over a five year period, with controlled risk relative to its benchmark. The GMO Emerging Countries Strategy is a relatively liquid (compared to the GMO Emerging Markets Strategy), structured portfolio which uses fundamental investment principles and quantitative applications to provide broad emerging market equity exposure. This strategy has a value bias relative to other emerging markets strategies.

The GMO Emerging Countries Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The strategy is based on traditional and quantitative tools to analyze valuation levels and seeks to purchase those stocks that can best exploit major inefficiencies between and within various emerging countries. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative

Appendix D

sample of these models include: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here factors such as forecast earnings momentum, earnings revisions, and forecast price-to-earnings are combined to assess the relative attractiveness of each individual stock.

The Emerging Countries portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Asia Strategy

The GMO Asia Strategy seeks high total return through investments in equity and equity-related securities in Asian markets. The Strategy was established to take advantage of opportunities created by the collapse of Asian currencies and markets that began in the latter half of 1997. While the crisis seems to have subsided, the Strategy continues to seek out the countries and companies that will benefit most from both the cyclical recovery and the secular shift to shareholder values. The GMO Asia Strategy seeks to outperform its benchmark, the GMO Asia 7 Index, by 4% annually over a five-year period.

The GMO Asia Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks within the Strategy's universe. This universe is comprised primarily of companies traded in Asian countries other than Japan, including both emerging market and more developed countries. The strategy is based on quantitative and traditional tools that analyze valuation levels and seeks to recommend purchase of those stocks that can best exploit major inefficiencies between and within various Asian markets.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. Fundamental analysis and judgment is overlaid into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities that a strict quantitative approach would potentially miss. A similar independent process is run at the security and sector levels. Here, factors such as fair value and momentum (price and earnings) are combined to assess the relative attractiveness of individual stocks and sectors.

The GMO Asia Strategy portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Appendix D

Tax-Managed International Equities Strategy

The GMO Tax-Managed International Equities Strategy seeks to outperform the MSCI EAFE Index by 2.5%-3.5% per year over a complete market cycle with moderate risk. The Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad international equity exposure for the tax-paying investor.

The investment process for the GMO Tax-Managed International Equities Strategy begins with a universe represented by the MSCI EAFE universe plus Canada (approximately 2500 stocks), and may also include emerging markets securities up to a maximum of 15 percent of the portfolio. The Strategy uses quantitative models to forecast the future returns and risks of individual stocks, sectors, and countries. The Strategy uses two value-based stock selection disciplines in the portfolio: intrinsic value (GMO's proprietary dividend discount model) and quality adjusted value; and one momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. Each stock is evaluated monthly versus its history and versus other stocks within the universe. The portfolio balances between different stock selection styles to limit risk relative to the benchmark. In addition to security selection, the portfolio incorporates the broad outlook for each country. Countries are assessed based on valuation, positive market sentiment, longer-term GDP and stock market performance, and a measure of industrial competitiveness based on currency valuation.

The GMO Tax-Managed International Equities Strategy is constructed using a proprietary technique that attempts to simultaneously control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to country and industry weights, market capitalization groups, and style sectors including growth, quality, and cyclical exposure. The tax effects of a proposed trade are considered in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.

Domestic Bond Strategy

Launched in 1994, the GMO Domestic Bond Strategy seeks to outperform the Lehman Brothers U.S. Government Bond Index, which contains U.S. Treasury and Agency securities. The strategy uses a model-driven, top-down approach. The strategy is primarily exposed to the U.S. government and agency markets, matching the duration of the strategy to the index and using security selection to add value. In addition, the strategy may expose a portion of its assets to foreign credit, and it may invest some of its assets in lower-rated securities.

The investment process for the GMO Domestic Bond Strategy begins with a universe of all

Appendix D

available U.S. investment-grade (Baa3/BBB or better as rated by Moody's/Standard & Poor's) bonds. Using fundamental research the manager seeks to identify and purchase those bonds that have a high relative yield spread and are trading at attractive valuation levels. The portfolio management team uses seasoned judgment to value fixed income issues and to select securities. The Strategy's portfolio has a duration of approximately five years.

The portfolio construction process involves searching for undervalued high grade issues. The manager considers option-adjusted yield spreads and issue-specific risk in selecting a given issue. In addition to government issues, the GMO Domestic Bond Strategy may invest a significant portion of its assets in other U.S. dollar-denominated investment grade bonds. The Strategy currently holds a significant amount of highly rated, but less liquid asset-backed securities. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security).

Core Plus Bond Strategy

Launched in 1997, the GMO Core Plus Bond Strategy seeks to outperform the Lehman U.S. Aggregate Bond Index, a benchmark that reflects the universe of USD-denominated, fixed-rate, investment-grade bonds, including government, corporate, agency, asset backed and commercial mortgage-backed securities. GMO adds value versus the benchmark by adding exposure to emerging country debt and via its global bond and currency processes. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

The Strategy employs a core/plus approach, combining active management of global bonds and currencies and emerging debt ("plus") with underlying exposure to a U.S. fixed income portfolio ("core"). Similar to our global bond strategies, global bond and currency exposures are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor. Emerging country debt exposure is achieved via investment (not to exceed 5% of the strategy) in GMO's Emerging Country Debt Fund.

This Strategy typically involves a fund-of-funds structure utilizing GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high-quality, low volatility fixed income instruments, in particular asset-backed securities issues by a range of private and governmental issuers. Backed by such investment, the strategy replicates exposure to "Core" markets using a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds

Appendix D

(which may involve combining a futures contract, swap or option on a fixed income security with a cash equivalent of another fixed income security). Exposure to global bond and currency markets is largely made in the same fashion, although the Strategy may also make direct investments in U.S. or international fixed income securities. Exposure to emerging country debt is achieved by investment in the GMO Emerging Country Debt Fund.

International Bond Strategy

Launched in 1993, the GMO International Bond Strategy seeks to outperform the J.P. Morgan non-U.S. Government Bond Index. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Currency Hedged International Bond Strategy

Launched in 1994, the GMO Currency Hedged International Bond Strategy seeks to outperform the currency-hedged J.P. Morgan non-U.S. ex-Japan Government Bond Index. Selection of a fully hedged foreign bond benchmark reflects a decision to reduce exposure to foreign currency movements. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models, with at least 80% of the strategy's net currency exposure being to the U.S. dollar. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds

Appendix D

relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Currency Hedged International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Global Bond Strategy

Launched in 1995, the GMO Global Bond Strategy seeks to outperform the J.P. Morgan Global Government Bond Index, which includes both U.S. and non-U.S. bonds and currencies. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Global Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Appendix D

Emerging Country Debt Strategy

Launched in 1994, the Emerging Country Debt Strategy attempts to outperform the J.P. Morgan Emerging Markets Bond Index Global primarily through instrument rather than country selection. The Strategy invests primarily in hard currency instruments of non-investment-grade below Baa3/BBB-) countries, usually bonds or bank notes. The U.S. mutual fund is currently closed to new investment, and the Dublin fund is nearing capacity.

GMO emphasizes issue selection in its investment process, which involves a careful examination of various forms of emerging country debt. GMO utilizes advanced analytical techniques to exploit inefficiencies in the pricing of these sovereign credits. GMO manages the Strategy for total return relative to the benchmark.

The Strategy invests in over 35 different countries around the world and is consequently diversified against risks in a single country. Also, the Strategy attempts to mitigate the risks of default in some countries by entering into credit default swaps, which involve fixed payment by one party in exchange for a specified payment upon a default of the underlying security during the swap period. The Strategy generally has at least 75% of its assets denominated in, or hedged into, U.S. dollars. This Strategy achieves exposure to these investments through investments in "synthetic" bonds and direct investments in fixed income securities, and typically involves investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. GMO typically creates "synthetic" bonds by combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

Short-Duration Investment Strategy

The GMO Short-Duration Investment Strategy was launched in April 1990 with the objective of total return in excess of the strategy's benchmark (J.P. Morgan 3-Month Cash Index). The Strategy is designed to provide current income to the extent consistent with the preservation of capital and liquidity. The portfolio consists of fixed income instruments rated high quality by Standard & Poor's and Moody's Investment Services, or considered by the manager to be of comparable quality.

The universe includes issues of AAA-quality and less than a 5-year maturity. Using fundamental research, the manager seeks to identify and purchase those bonds that have a high relative yield spread. The manager assesses the current interest rate environment and makes modest duration adjustments to add value. The Strategy's portfolio will generally have a duration slightly longer than the three-month duration of the benchmark.

The GMO Short-Duration Investment Strategy is not a money market strategy. Debt securities held by the Strategy with remaining maturities of less than 60 days will be valued at amortized cost unless circumstances dictate otherwise. The Fund may invest in prime commercial paper and master demand notes rated by Moody's and Standard Poor's as A-1, or P1, respectively. This Strategy achieves exposure to these investments typically through

Appendix D

significant investment in shares of GMO Short-Duration Collateral Fund and direct investments in various debt securities issued by the U.S. Government and its agencies, as well as private issuers. GMO Short-Duration Collateral Fund invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. This Strategy may also make use of derivatives.

Inflation Indexed Bond Strategy

Launched in 1997, the GMO Inflation Indexed Bond Strategy seeks to outperform the Lehman U.S. Treasury Inflation Notes Index. The Strategy invests primarily in U.S. Treasury inflation indexed notes, although the Strategy is permitted to add U.S. agency, corporate and sovereign inflation-indexed issues when they present attractive relative value. GMO considers "inflation indexed" bond investments to be those that are "linked" to general measures of inflation because their principal or interest components change with general movements of inflation in the country of issue.

The Strategy first matches the real interest rate duration of the benchmark, then attempts to outperform the benchmark by identifying cheap U.S. Treasury issues. The Strategy may expose a portion of its assets to lower-rated securities and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the strategy will invest at least 80% of its assets in inflation indexed bond investments.

The portfolio concentrates on inflation-indexed securities issued by the U.S. Government (and issues by several U.S. Government agencies, such as the Federal Home Loan Bank). Some corporates (e.g., J.P. Morgan) have issued inflation-indexed bonds, and the Strategy is permitted to hold these. While the 7 to 10-year sector represents about 40% of the Strategy presently, holdings of 25 to 30-year inflation indexed securities represent 35%. In addition, the Strategy may also hold bonds issued by foreign governments (e.g., U.K., Canada, Australia and New Zealand). This Strategy achieves exposure to these investments through direct investments in fixed income securities and typically involves significant investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. This Strategy may also make use of "synthetic" bonds, which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

Global Allocation Absolute Return Strategy

The Strategy seeks to generate relatively strong real returns over a market cycle by allocating to undervalued and often unpopular or minor sectors expected to produce relatively strong returns over a market cycle. These include International Small Companies, Emerging Equities and Debt, REITs, TIPS and hedge strategies.

The Strategy is managed by GMO's asset allocation group within its quantitative division and relies on the firm's successful asset allocation approach, augmented by its proprietary

Appendix D

quantitative security selection techniques. The key insight driving the Strategy is GMO's deep understanding of mean reversion: sentiment drives markets and asset sectors far from fair value; economic rationality ensures they return. This insight is explicitly reflected in our 7-year real return and risk forecasts for asset classes and sectors. Dual sources of alpha stem from the allocation of assets to undervalued sectors, and from sector implementation within GMO's traditional strategies and hedge strategies. At the asset allocation level risk settings are determined by each sector's distance from fair value, from our confidence in the sector's alpha, and from sector covariances. Within sectors, risk is controlled through a blend of value and momentum and through GMO's proprietary optimizer.

The Global Allocation Absolute Return Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending on current valuation assessments of global markets, the Strategy may own different proportions of these underlying strategies. The Strategy rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

International Equity Allocation Strategy

The GMO International Equity Allocation Strategy seeks to outperform its benchmark by 3%-4% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities in the non-U.S. markets. The resulting portfolio typically provides nearly full exposure to the international equity and fixed income markets.

The investment process for the GMO International Equity Allocation Strategy begins with a universe generally represented by the MSCI AC World ex-U.S. Index. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The International Equity Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace the GMO International Equity Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

Appendix D

Global Balanced Asset Allocation Strategy

The GMO Global Balanced Allocation Strategy seeks to outperform its benchmark by 2%-3% per annum with low risk relative to its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio typically provides nearly full exposure to global equity and fixed income securities.

The investment process for the GMO Global Balanced Allocation Strategy begins with a universe generally represented by the GMO Global Balanced Blended Benchmark*. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The GMO Global Balanced Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace the GMO Global Balanced Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

Global Equity Allocation Strategy

The GMO Global Equity Allocation Strategy seeks to outperform its benchmark by 2.5%-3.5% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to value countries, sectors, and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio typically provides nearly full exposure to global equity and fixed income securities.

The investment process for the GMO Global Equity Allocation Strategy begins with a universe generally represented by the MSCI AC World Index. The Strategy's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-

Appendix D

added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given asset class.

The GMO Global Equity Allocation Strategy invests in GMO strategies (underlying stock, bond, etc. strategies). Depending upon the current valuation assessment of the global marketplace, the GMO Global Equity Allocation Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

U.S. Broad Market Strategy

The GMO U.S. Broad Market Strategy seeks to outperform the Russell 3000 Index by 2%-3% per annum with lower volatility than its benchmark. The Strategy uses both top-down and bottom-up valuation methodologies to allocate assets away from overvalued sectors of the U.S. equity market and into undervalued sectors. The Strategy shifts exposures between large cap value, large cap growth, large cap core, small cap value, small cap growth and real estate/REITs. The GMO U.S. Broad Market Strategy is a structured portfolio which uses fundamental investment principles and quantitative applications to provide broad U.S. equity exposure.

The investment process for the GMO U.S. Broad Market Strategy begins with a universe generally represented by the Wilshire 5000 Stock Index. The Strategy's strategic methodology calculates optimal allocations based on forecasts of relative value among the major sectors of the U.S. equity market. This process analyzes sector and individual security levels based on factors/characteristics such as aggregated price/book, price/fair value, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Specific to REIT valuation, the process analyzes factors such as: price/fair value, price/earnings momentum, short-term sector momentum and property type. Forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying strategies which are used to implement the asset allocation portfolio. The expected value-added for each underlying strategy is determined by assessing such strategy's historical ability to add value as well as the efficiency of a given sector.

The GMO U.S. Broad Market Strategy invests in GMO domestic equity strategies (underlying stock and real estate/REIT strategies). Depending upon the current valuation assessment of the different sectors, the GMO U.S. Broad Market Strategy may own different proportions of underlying strategies at different times. The Strategy attempts to rebalance opportunistically when cash flows occur, when the investment outlook has changed, or when there has been a significant change in market valuation levels.

GMO TRUST                                                             Prospectus
                                                                   June 30, 2004
CLASS M SHARES

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Real Estate Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Share Fund
- Short-Duration Investment Fund
- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Emerging Countries Fund

This prospectus offers only Class M shares. Information about other classes of shares and other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              -----------
SUMMARIES OF FUND OBJECTIVES, PRINCIPAL INVESTMENT
  STRATEGIES AND PRINCIPAL RISKS............................            1
  U.S. Equity Funds.........................................            2
     U.S. Core Fund.........................................            2
     Tobacco-Free Core Fund.................................            4
     Value Fund.............................................            6
     Intrinsic Value Fund...................................            8
     Growth Fund............................................           10
     Real Estate Fund.......................................           12
  International Equity Funds................................           14
     International Disciplined Equity Fund..................           14
     International Intrinsic Value Fund.....................           16
     International Growth Fund..............................           18
     Currency Hedged International Equity Fund..............           20
     Foreign Fund...........................................           22
     Emerging Countries Fund................................           24
  Fixed Income Funds........................................           27
     Domestic Bond Fund.....................................           28
     Core Plus Bond Fund....................................           30
     International Bond Fund................................           32
     Currency Hedged International Bond Fund................           34
     Global Bond Fund.......................................           36
     Emerging Country Debt Share Fund.......................           38
     Short-Duration Investment Fund.........................           40
     Inflation Indexed Bond Fund............................           42
DESCRIPTION OF PRINCIPAL RISKS..............................           44
MANAGEMENT OF THE TRUST.....................................           50
DETERMINATION OF NET ASSET VALUE............................           51
NAME POLICIES...............................................           52
HOW TO PURCHASE SHARES......................................           52
HOW TO REDEEM SHARES........................................           53
DISTRIBUTIONS AND TAXES.....................................           54
FINANCIAL HIGHLIGHTS........................................           56
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................           67
FUND CODES...........................................   inside back cover
ADDITIONAL INFORMATION......................................   back cover
SHAREHOLDER INQUIRIES.......................................   back cover
DISTRIBUTOR.................................................   back cover

                                  SUMMARIES OF
     FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

     This section contains summary descriptions of each Fund, which set forth each Fund's investment objective and describe each Fund's principal investment strategies and principal risks. The summaries are not designed to be all-inclusive, and each Fund may make investments, employ strategies, and be exposed to risks that are not described in a Fund's summary. More information about each Fund's investments and strategies is set forth in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective and policies without shareholder approval unless the objective or policy is identified in this Prospectus or in the SAI as "fundamental." Only the investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund are fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager of each Fund (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Except as otherwise noted, the Manager does not take portfolio turnover into account in making investment decisions for the Funds. Based on its assessment of market conditions, the Manager may trade the securities in a portfolio more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income passed through by the Fund to its shareholders.

     Many of the Fund summaries state that a Fund will make "investments" in a particular type of security or other asset. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, certain Funds have adopted a policy, described in such Funds' "Principal investment strategies," of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks - Management Risk"). Each Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

It is important for you to note:

     - You may lose money on an investment in any Fund.

     - An investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - By itself, no Fund constitutes a complete investment program.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. Shares of Funds described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
                                                    Fund Inception Date: 9/18/85

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g. use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                              GMO U.S. CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Graph]

                                                                          U.S. CORE FUND (%)
                                                                          ------------------
2003                                                                             26.34

                        Highest Quarter: 16.57% (2Q2003)
                        Lowest Quarter: -5.07% (1Q2003)

             Year-to-Date (as of 3/31/04): 1.91%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.*
----------------------------------------------------------------------------
 CLASS M                                                        4/15/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.34%      N/A        N/A       1.94%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   26.14%      N/A        N/A       1.64%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          17.35%      N/A        N/A       1.45%
----------------------------------------------------------------------------
 S&P 500 INDEX                    28.68%      N/A        N/A       2.31%
----------------------------------------------------------------------------
* Since inception of Class M shares.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.03%
  Administration fee                                                                        0.20%(1)
  Total annual operating expenses                                                           0.81%
  Expense reimbursement                                                                     0.03%(2)
  Net annual expenses                                                                       0.78%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $80       $256      $447       $999

       ** After reimbursement

                                                   Fund Inception Date: 10/31/91
 GMO TOBACCO-FREE CORE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in larger capitalized U.S. companies, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The Manager defines tobacco-free companies as those companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      TOBACCO FREE CORE FUND (%)
                                                                      --------------------------
1994                                                                              2.40
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82
2002                                                                            -20.25
2003                                                                             26.52

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)

             Year-to-Date (as of 3/31/04): 1.76%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             26.52%    2.03%     12.51%       12.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  26.24%    0.14%      8.89%        9.19%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    17.47%    0.82%      8.98%        9.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                   28.68%   -0.57%     11.07%       11.15%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.33%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.04%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         0.82%
  Expense reimbursement                                                                   0.04%(2)
  Net annual expenses                                                                     0.78%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $80       $258      $451      $1,010

       ** After reimbursement

                                                   Fund Inception Date: 11/13/90
 GMO VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its investment objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                          GMO VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Graph]

                                                                            VALUE FUND (%)
                                                                            --------------
2003                                                                             28.76

                        Highest Quarter: 17.57% (2Q2003)
                        Lowest Quarter: -4.48% (1Q2003)

             Year to Date (as of 3/31/04): 3.25%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.*
----------------------------------------------------------------------------
 CLASS M                                                        1/10/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              28.76%      N/A        N/A       0.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   28.30%      N/A        N/A       0.42%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          18.96%      N/A        N/A       0.52%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         30.03%      N/A        N/A       4.58%
----------------------------------------------------------------------------
* Since inception of Class M shares.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.46%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.20%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.11%
  Expense reimbursement                                                                   0.20%(2)
  Net annual expenses                                                                     0.91%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.46% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $93       $333      $592      $1,334

       ** After reimbursement

                                                     Fund Inception Date: 8/2/99
 GMO INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                       INTRINSIC VALUE FUND (%)
                                                                       ------------------------
2000                                                                             10.67
2001                                                                              3.31
2002                                                                            -15.75
2003                                                                             29.68

                        Highest Quarter: 19.25% (2Q2003)
                        Lowest Quarter: -17.34% (3Q2002)

             Year to Date (as of 3/31/04): 3.49%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        8/2/99
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                29.68%      N/A        N/A     5.01%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     29.33%      N/A        N/A     4.09%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            19.67%      N/A        N/A     3.69%
-----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX           30.03%      N/A        N/A     1.90%
-----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.14%
  Administration fee                                                                        0.20%(1)
  Total annual operating expenses                                                           0.92%
  Expense reimbursement                                                                     0.14%(2)
  Net annual expenses                                                                       0.78%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $80       $279      $496      $1,118

       ** After reimbursement

                                                   Fund Inception Date: 12/30/88
 GMO GROWTH FUND

INVESTMENT OBJECTIVE
     Long-term growth of capital. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

     The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values, and which is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                         GMO GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[GRAPH]

                                                                            VALUE FUND (%)
                                                                            --------------
2003                                                                             28.21

                        Highest Quarter: 14.98% (2Q2003)
                        Lowest Quarter: -1.64% (1Q2003)

             Year-to-Date (as of 3/31/04): 2.46%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.*
----------------------------------------------------------------------------
 CLASS M                                                         9/11/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              28.21%      N/A        N/A      17.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   27.22%      N/A        N/A      16.54%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          18.45%      N/A        N/A      13.63%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX        29.75%      N/A        N/A      18.48%
----------------------------------------------------------------------------
* Since inception of Class M shares.



FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.33%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.06%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         0.84%
  Expense reimbursement                                                                   0.06%(2)
  Net annual expenses                                                                     0.78%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $80       $262      $460      $1,032

       ** After reimbursement

                                                    Fund Inception Date: 5/31/96
 GMO REAL ESTATE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes substantial investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO REAL ESTATE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         REAL ESTATE FUND (%)
                                                                         --------------------
1997                                                                             19.35
1998                                                                            -24.36
1999                                                                             -4.66
2000                                                                             28.83
2001                                                                              9.71
2002                                                                              2.17
2003                                                                             33.85

                        Highest Quarter: 12.22% (2Q2003)
                        Lowest Quarter: -16.27% (3Q1998)

             Year-to-Date (as of 3/31/04): 12.09%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        5/31/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                33.85%   13.01%        N/A     10.49%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     32.25%   11.09%        N/A      8.20%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            21.89%    9.68%        N/A      7.46%
-----------------------------------------------------------------------------
 S&P 500 INDEX(a)                   28.68%   -0.57%        N/A      8.59%
-----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)       36.74%   14.12%        N/A     12.74%
-----------------------------------------------------------------------------

(a) The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.07%
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.06%(1)
  Expense reimbursement                                                                     0.07%(3)
  Net annual expenses                                                                       0.99%(1)

(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.78% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 (see note 3 below).
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS    5 YEARS    10 YEARS
                                                              --------   -------    -------    --------
Class M                                                         $101       $330       $578      $1,288

       ** Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year were also reduced by this temporary waiver, the costs would be $80 for 1 year, $309 for 3 years, $558 for 5 years, and $1,269 for 10 years.

                           INTERNATIONAL EQUITY FUNDS

                                                    Fund Inception Date: 1/29/02
 GMO INTERNATIONAL DISCIPLINED EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.


PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.


BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                       GMO INTERNATIONAL DISCIPLINED EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Year Ending December 31
[Graph]

                                                               INTERNATIONAL DISCIPLINED EQUITY FUND (%)
                                                               -----------------------------------------
2003                                                                             37.67

                        Highest Quarter: 18.96% (2Q2003)
                        Lowest Quarter: -6.19% (1Q2003)

             Year-to-Date (as of 3/31/04): 6.48%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

------------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
------------------------------------------------------------------------------
 CLASS III                                                        1/29/02
------------------------------------------------------------------------------
 RETURN BEFORE TAXES                37.67%     N/A       N/A       16.85%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     37.35%     N/A       N/A       15.98%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            25.11%     N/A       N/A       14.01%
------------------------------------------------------------------------------
 MSCI EAFE INDEX                    38.59%     N/A       N/A       11.27%
------------------------------------------------------------------------------



* The return information presented in the bar chart is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.27%
  Administration fee                                                                        0.20%(1)
  Total annual operating expenses                                                           1.12%
  Expense reimbursement                                                                     0.27%(2)
  Net annual expenses                                                                       0.85%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.40% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $87       $329      $591      $1,339

       ** After reimbursement

                                                    Fund Inception Date: 3/31/87
 GMO INTERNATIONAL INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59
2003                                                                             43.51

                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)

             Year-to-Date (as of 3/31/04): 6.26%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        3/31/87
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                43.51%    7.22%     7.42%       9.33%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     43.06%    5.76%     5.25%       7.41%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            29.15%    5.45%     5.22%       7.19%
-----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                    42.12%    3.07%     6.53%         N/A
-----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                 38.59%   -0.05%     4.47%       4.87%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.09%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.08%
  Expense reimbursement                                                                   0.09%(2)
  Net annual expenses                                                                     0.99%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $101      $335      $587      $1,309

       ** After reimbursement

                                                   Fund Inception Date: 11/30/01
 GMO INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S.

     The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                     INTERNATIONAL GROWTH FUND (%)
                                                                     -----------------------------
2002                                                                            -10.52
2003                                                                             30.40

                        Highest Quarter: 16.54% (2Q2003)
                        Lowest Quarter: -16.44% (3Q2002)

             Year-to-Date (as of 3/31/04): 4.48%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     11/30/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             30.40%     N/A       N/A          8.82%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  30.34%     N/A       N/A          8.17%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    20.21%     N/A       N/A          7.20%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC GROWTH
  STYLE INDEX(a)                 34.78%     N/A       N/A          5.49%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              38.59%     N/A       N/A          7.91%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.16%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.15%
  Expense reimbursement                                                                   0.16%(2)
  Net annual expenses                                                                     0.99%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $101      $350      $618      $1,383

       ** After reimbursement

                                                    Fund Inception Date: 6/30/95
 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

     The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by market size or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the values that the Manager anticipates), Market
Risk - Growth Securities (e.g., risk that the market prices of securities purchased by the underlying Funds, which place greater emphasis on future earnings expectations, will be more sensitive to general market movements), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                   GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                              ---------------------------------------------
1996                                                                               15.28
1997                                                                               12.90
1998                                                                                7.29
1999                                                                               20.91
2000                                                                                9.89
2001                                                                               -5.27
2002                                                                              -14.26
2003                                                                               20.96

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)

             Year-to-Date (as of 3/31/04): 4.40%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/30/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              20.96%    5.47%        N/A       8.88%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   20.96%    1.40%        N/A       4.16%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          13.63%    0.19%        N/A       3.68%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(a)               38.59%   -0.05%        N/A       4.04%
----------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)      19.17%   -1.02%        N/A       6.35%
----------------------------------------------------------------------------

(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.88%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         1.87%(1)
  Expense reimbursement                                                                   0.87%(1,3)
  Net annual expenses                                                                     1.00%(1)

(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses were 0.66%, and the Fund did not bear any indirect investment-related expenses. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $102      $528      $981      $2,237

       ** After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with smaller capitalizations).

                                                                GMO FOREIGN FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Bar Graph]

                                                                           FOREIGN FUND (%)
                                                                           ----------------
2003                                                                             40.33

                        Highest Quarter: 18.58% (2Q2003)
                        Lowest Quarter: -5.93% (1Q2003)

             Year-to-Date (as of 3/31/04): 4.85%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

------------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.*
------------------------------------------------------------------------------
 CLASS M                                                          1/25/02
------------------------------------------------------------------------------
 RETURN BEFORE TAXES                40.33%      N/A        N/A     16.61%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     40.02%      N/A        N/A     16.13%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            26.66%      N/A        N/A     14.04%
------------------------------------------------------------------------------
 MSCI EAFE INDEX                    38.59%      N/A        N/A     10.78%
------------------------------------------------------------------------------
* Since inception of Class M shares.



FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.60%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.09%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.14%
  Expense reimbursement                                                                   0.09%(2)
  Net annual expenses                                                                     1.05%

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $107      $353      $619      $1,378

       ** After reimbursement

                                                    Fund Inception Date: 8/29/97
 GMO EMERGING COUNTRIES FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models used may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund (another series of GMO Trust, offered through a separate prospectus) and has a value bias relative to many other traditional emerging markets funds.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return calendar period with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
2003                                                                             68.79

                        Highest Quarter: 24.42% (2Q2003)
                        Lowest Quarter: -3.31% (1Q2003)

             Year-to-Date (as of 3/31/04): 9.61%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.*
----------------------------------------------------------------------------
 CLASS M                                                         7/9/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              68.79%      N/A        N/A      28.64%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   68.02%      N/A        N/A      28.24%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          45.71%      N/A        N/A      24.51%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           57.15%      N/A        N/A      25.46%
----------------------------------------------------------------------------
* Since inception of Class M shares.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.65%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.42%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.52%
  Expense reimbursement                                                                   0.07%(2,3)
  Net annual expenses                                                                     1.45%(3)

(1) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.
(3) Restated to reflect a change in the Fund's expense reimbursement limitation as of June 30, 2003.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $148      $473      $822      $1,807

       ** After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS

     GENERAL. The Fixed Income Funds are substantially exposed to fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, a "bond" refers to any fixed income security with an original maturity of two years or more, as well as synthetic bonds created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Certain of the Fixed Income Funds may invest in emerging countries (also referred to as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. Certain of the Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a government, or an agency or political subdivision. The term "investment grade" as used herein refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's ("S&P") to a particular fixed income security. Investment grade fixed income securities that are given a rating of Aa/AA or better by Moody's/S&P are described herein as "high quality"; investment grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody's/S&P are described herein as "lower rated."

     DURATION. The Manager will employ a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly with, the portfolio's duration. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose the Fixed Income Funds to additional credit risks. (See "Description of Principal Risks--Market Risk--Fixed Income Securities.")

     DERIVATIVES AND LEVERAGE. Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of the derivatives positions they take. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling its projected tracking error relative to its Fund's performance benchmark.

     International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to their benchmarks. They often achieve these positions by taking long and short derivative positions and combinations of those positions to create synthetic securities.

     INVESTMENTS IN OTHER FUNDS. Many of the Fixed Income Funds invest in other GMO Funds. Several of the Fixed Income Funds invest a substantial portion of their assets in Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, to generate a core return. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in shares of Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, rather than by holding sovereign debt directly. Certain Fixed Income Funds also hold shares of Special Purpose Holding Fund ("SPHF"), a portfolio of the Trust. For information regarding ECDF, SDCF, and SPHF, see "Investments by GMO Funds Offered Through Separate Prospectuses." Additional information about ECDF, SDCF, and SPHF is set forth in separate prospectuses. See the back cover of this Prospectus for information about how to obtain these prospectuses.

                                                    Fund Inception Date: 8/18/94
 GMO DOMESTIC BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), convertible bonds, and asset-backed securities of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States.

     The Fund achieves this exposure by primarily investing in shares of Short-Duration Collateral Fund ("SDCF"), directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.96 years as of 05/31/04). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85
2003                                                                              3.84

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.37% (1Q1996)

             Year-to-Date (as of 3/31/04): 3.15%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/18/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               3.84%    6.96%        N/A       7.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    2.43%    4.39%        N/A       4.80%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           2.79%    4.37%        N/A       4.83%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT
  BOND INDEX                       2.36%    6.26%        N/A       7.54%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.10%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.06%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         0.61%(1)
  Expense reimbursement                                                                   0.06%(1,3)
  Net annual expenses                                                                     0.55%(1)

(1) The Fund may invest in SDCF and holds shares of Special Purpose Holding Fund ("SPHF")(see page 67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF, including but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $56       $194      $343       $779

       ** After reimbursement

                                                    Fund Inception Date: 4/30/97
 GMO CORE PLUS BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 68 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter ("OTC") derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, the Fund also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market performance of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Leveraging Risk (e.g., magnified risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                         GMO CORE PLUS BOND FUND
PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81
2003                                                                             11.23

                        Highest Quarter: 5.94% (2Q2003)
                        Lowest Quarter: -2.94% (4Q2002)

             Year-to-Date (as of 3/31/04): 4.27%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.23%    7.30%        N/A       7.84%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.69%    4.18%        N/A       5.00%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           7.35%    4.32%        N/A       4.98%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                       4.10%    6.62%        N/A       7.58%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.25%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.10%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         0.80%(1)
  Expense reimbursement                                                                   0.09%(1,3)
  Net annual expenses                                                                     0.71%(1)

(1) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's indirect total net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $73       $251      $444      $1,003

       ** After reimbursement

                                                   Fund Inception Date: 12/22/93
 GMO INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 68 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42
2003                                                                             26.21

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)

             Year-to-Date (as of 3/31/04): 3.23%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             26.21%    6.53%      9.13%        8.99%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  19.32%    3.87%      5.91%        5.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    16.70%    3.98%      5.84%        5.73%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          18.63%    5.02%      6.88%        6.75%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.25%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.13%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         0.83%(1)
  Expense reimbursement                                                                   0.12%(1,3)
  Net annual expenses                                                                     0.71%(1)

(1) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $73       $255      $453      $1,025

       ** After reimbursement

                                                    Fund Inception Date: 9/30/94
 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 68 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk -The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                     GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01
2003                                                                              8.77

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)

             Year-to-Date (as of 3/31/04): 4.28%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        9/30/94
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                8.77%     6.60%        N/A     11.15%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     6.67%     2.77%        N/A      6.43%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            5.67%     3.36%        N/A      6.71%
-----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)(EX-JAPAN)(A)  2.85%     5.05%        N/A      8.74%
-----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)(B)            1.99%     5.34%        N/A      8.84%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars. Effective as of December 1, 2003, the Fund changed its benchmark from the J.P. Morgan Non-U.S. Government Bond Index (Hedged) to the J.P. Morgan Non-U.S. Government Bond Index (Hedged)(ex-Japan). This change was effected because the Manager expects that the Fund will be substantially underweight in Japan relative to the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.25%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.25%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           0.95%(1)
  Expense reimbursement                                                                     0.24%(1,3)
  Net annual expenses                                                                       0.71%(1)

(1) The Fund may invest ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF . As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $73       $283      $511      $1,166

        ** After reimbursement

                                                   Fund Inception Date: 12/28/95
 GMO GLOBAL BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 68 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         GLOBAL BOND FUND (%)
                                                                         --------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31
2003                                                                             22.13

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)

             Year-to-Date (as of 3/31/04): 3.50%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             22.13%    6.28%        N/A        7.59%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  12.81%    2.72%        N/A        4.19%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    13.65%    3.35%        N/A        4.50%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     14.51%    5.67%        N/A        6.11%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                             0.19%
  Distribution (12b-1) fee                                                                   0.25%
  Other expenses                                                                             0.13%(1)
  Administration fee                                                                         0.20%(2)
  Total annual operating expenses                                                            0.77%(1)
  Expense reimbursement                                                                      0.12%(1,3)
  Net annual expenses                                                                        0.65%(1)

(1) The Fund may invest in ECDF and SDCF and/or directly in securities and other investments, and holds shares of Special Purpose Holding Fund ("SPHF") (see page
67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of ECDF, SDCF, and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in ECDF, SDCF, and SPHF. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and less than 0.01%, respectively (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in ECDF, SDCF, and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $66       $238      $425       $965

       ** After reimbursement

                                                    Fund Inception Date: 7/20/98
 GMO EMERGING COUNTRY DEBT SHARE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, Emerging Country Debt Fund ("ECDF") (see page 68 for a discussion of
ECDF). Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund, through ECDF, invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady Bonds and Euro bonds), bank loans, and corporate issues. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making payments of principal or interest. Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark (5.76 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks are greater for ECDF's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because ECDF typically invests in securities that are of lesser quality that those in its benchmark, in volatile market conditions the percentage decline in the value of ECDF is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, ECDF also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because ECDF is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, ECDF may be leveraged in relation to its assets. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments).

                                            GMO EMERGING COUNTRY DEBT SHARE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*#
                            Years Ending December 31
[Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25
2002                                                                             19.02
2003                                                                             35.86

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)

             Year-to-Date (as of 3/31/04): 3.82%
                         AVERAGE ANNUAL TOTAL RETURNS*#
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94#
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              35.86%   24.84%        N/A      20.93%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   27.86%   18.46%        N/A      13.44%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          24.36%   17.38%        N/A      13.47%
----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)             25.66%   15.40%        N/A      14.23%
----------------------------------------------------------------------------
 EMBIG +(b)                       25.66%   15.73%        N/A      14.05%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

# The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.35%(1)
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.08%(1)
  Administration fee                                                                        0.05%(2)
  Total annual operating expenses                                                           0.73%(1)
  Expense reimbursement                                                                     0.08%(1,3)
  Net annual expenses                                                                       0.65%(1)

(1) The Fund invests substantially all of its assets in Class III shares of ECDF and indirectly bears the purchase premium (currently 0.50% of amount invested), redemption fee (currently 0.25% of amount redeemed, subject to certain limited exceptions), management fee (currently 0.35% of average daily net assets), and operating expenses applicable to ECDF. Purchase premiums and redemption fees are paid to and retained by the ECDF to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases of ECDF shares, and certain limited fee waivers and reductions may apply from time to time. Total annual operating expenses represent combined fees and expenses of both Funds.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus).

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                   ---------------------------------------     ---------------------------------------
                                   1 YEAR**   3 YEARS   5 YEARS   10 YEARS     1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                   --------   -------   -------   --------     --------   -------   -------   --------
Class M                              $142      $302      $477       $982         $116      $274      $446       $944

       ** After reimbursement

                                                    Fund Inception Date: 4/18/90
 GMO SHORT-DURATION INVESTMENT FUND

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may achieve this exposure indirectly by investing a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also use derivatives. While the Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. As of June 14, 2004, approximately 0.48% of the Fund's net assets were invested (through an investment in Special Purpose Holding Fund ("SPHF")) in defaulted asset-backed securities whose valuation is more uncertain and volatile than the Fund's investments generally.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds - Duration". The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected) and Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                              GMO SHORT-DURATION INVESTMENT FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                      SHORT-TERM INCOME FUND (%)
                                                                      --------------------------
1994                                                                              1.60
1995                                                                              9.97
1996                                                                              5.40
1997                                                                              6.11
1998                                                                              4.49
1999                                                                              5.09
2000                                                                              7.40
2001                                                                              4.99
2002                                                                             -4.62
2003                                                                              1.65

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)

             Year-to-Date (as of 3/31/04): 1.04%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              1.65%     2.81%     4.14%        4.86%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   1.15%     1.11%     2.10%        2.72%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.07%     1.50%     2.34%        2.92%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX   1.07%     3.50%     4.30%        4.44%
----------------------------------------------------------------------------

(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.05%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.11%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           0.61%(1)
  Expense reimbursement                                                                     0.10%(1,3)
  Net annual expenses                                                                       0.51%(1)

(1) The Fund may invest in SDCF and holds shares of SPHF (see page 67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $52       $192      $344       $786

       ** After reimbursement

                                                    Fund Inception Date: 3/31/97
 GMO INFLATION INDEXED BOND FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). The Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.66 years as of 05/31/04).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund has additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19
2003                                                                              8.02

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -0.84% (4Q2001)

             Year-to-Date (as of 3/31/04): 4.91%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        3/31/97
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                 8.02%    9.29%        N/A      7.98%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                      6.55%    7.16%        N/A      5.86%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                             5.49%    6.55%        N/A      5.45%
-----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX              8.40%    9.58%        N/A      8.18%
-----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.10%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.20%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           0.75%(1,2)
  Expense reimbursement                                                                     0.07%(1,2,4)
  Net annual expenses                                                                       0.68%(1,2)

(1) The Fund may invest in SDCF and holds shares of Special Purpose Holding Fund ("SPHF") (see page 67). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and SPHF including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and SPHF. For the fiscal year ended February 29, 2004, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on restated expenses for SDCF and SPHF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and SPHF.
(2) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 29, 2004, net annual expenses (before addition of interest expense) and interest expense were 0.55% and 0.13%, respectively.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent that the Fund's total annual operating expenses (not including the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $69       $233      $410       $924

       ** After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-----------------------------------------------------------------------------------------------------------------------------------
                                           MARKET RISK
                                      ---------------------
                                                   FIXED                SMALLER                 FOREIGN                  NON-
                                        EQUITY     INCOME   LIQUIDITY   COMPANY   DERIVATIVES INVESTMENT  CURRENCY  DIVERSIFICATION
                                      SECURITIES SECURITIES    RISK       RISK       RISK        RISK       RISK         RISK
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                           --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                   --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------------
 Value Fund                               --                    --                    --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                     --                    --                    --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
 Growth Fund                              --                    --                    --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                         --                    --         --         --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
   Fund                                   --                    --                    --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund       --                    --                    --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
 International Growth Fund                --                    --                    --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Equity
   Fund                                   --                    --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                             --                    --         --         --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                  --                    --         --         --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                                  --         --                    --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                                 --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                             --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Bond
   Fund                                              --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                    --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund                    --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                      --                               --                                  --
-----------------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                         --         --                    --          --         --           --
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------  -------------------------------------------------------------------------

                                         FOCUSED                 CREDIT AND                   FUND OF    REAL
                                       INVESTMENT  LEVERAGING   COUNTERPARTY    MANAGEMENT     FUNDS    ESTATE
                                          RISK        RISK          RISK           RISK        RISK      RISK
-------------------------------------  -------------------------------------------------------------------------
 U.S. EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                            --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                    --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Value Fund                                --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                      --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Growth Fund                               --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                          --                        --             --                    --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
   Fund                                    --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund        --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 International Growth Fund                 --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Equity
   Fund                                    --                        --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                              --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                   --                        --             --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                        --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                       --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                   --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Bond
   Fund                                    --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                          --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund          --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund            --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund               --          --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The U.S. Equity Funds and International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of these companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Intrinsic Value Fund, International Intrinsic Value Fund, and Foreign Fund, which invest primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund and the International Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in the Short-Duration Investment Fund.

     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the Emerging Country Debt Share Fund, which typically invests most of its assets in below investment grade securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard and Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

     In addition, a related market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the Fixed Income Funds may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans).

     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Short-Duration Investment Fund, which directly or indirectly invest a significant portion of their assets in these securities.

     Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).

     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Share Fund and certain of the International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.

     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for each of the Fixed Income Funds (except the Short-Duration Investment Fund). As a basic component of their investment strategy, those Funds use derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security) to gain exposure to fixed income securities and foreign currencies. The risks of derivatives are also particularly pronounced for Currency Hedged International Equity Fund, which makes frequent use of currency forwards.

     In addition, each of the Fixed Income Funds (except Short-Duration Investment Fund) may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Funds may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). To the extent a Fund, as an alternative to purchasing bonds directly, uses credit default swaps to obtain synthetic long exposure to corporate bonds, the Fund will be exposed to the risk that it will be required to pay the notional value of the swap contract in the event the issuer of the security on which the swap is structured defaults on its obligation to pay. Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect a Fund's investments. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Share Fund, and Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Countries Fund and Emerging Country Debt Share Fund, each of which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.

     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, and Global Bond Fund which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Value Fund, Growth Fund, Real Estate Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Countries Fund, Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds than for funds that are "diversified."

     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the Emerging Country Debt Fund, a portfolio of the Trust offered through a separate prospectus which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds (other than Emerging Country Debt Share Fund) may invest without limitation in shares of Short-Duration Collateral Fund and certain Fixed Income Funds hold shares of Special Purpose Holding Fund; these underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate prospectuses. Please refer to "Investments in GMO Funds Offered Through Separate Prospectuses" for information regarding certain risks and other information relating to Emerging Country Debt Fund, Short-Duration Collateral Fund, and Special Purpose Holding Fund.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a substantial portion of its assets in real estate-related industries (see also "Real Estate Risk" below).

     Similarly, Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Funds, such as Emerging Countries Fund and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), that may invest a significant portion of their assets in emerging markets.

     - REAL ESTATE RISK. Because a fundamental policy of the Real Estate Fund is to concentrate its assets in real-estate related securities, the value of the Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real-estate related securities may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.

     - LEVERAGING RISK. Each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing. Also, each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     The Fixed Income Funds are not limited in the extent to which they may use derivatives or the absolute face value of their derivative positions. As a result, the Fixed Income Funds may be leveraged in relation to their assets. This risk is particularly pronounced for Emerging Country Debt Share Fund. However, the Manager seeks to manage the effective market exposure of each of these Funds by controlling the projected tracking error relative to each Fund's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed income security is not rated, the Manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Share Fund, which typically invests most of its assets in lower-rated securities, is subject to substantial credit risk. The Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in below investment grade securities are also subject to increased credit risk.

     In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), and Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. However, while Emerging Country Debt Share Fund intends to be fully invested, it may hold more cash than other Funds due to the more frequent redemption activity of its investors, and its performance may not match that of Emerging Country Debt Fund. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. For example, Emerging Country Debt Fund frequently buys securities of companies that have smaller market capitalizations, that are less liquid, and that are more volatile than securities in its benchmark.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest part or all of their assets in other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected or will underperform other similar funds. In addition, these Funds will also indirectly be exposed to all of the risks of an investment in the underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Funds that invest in other GMO Funds in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2004, GMO managed on a worldwide basis more than $63 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Class M shares of each Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased.

     For the fiscal year ended February 29, 2004, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
U.S. Core Fund                               0.30%
Tobacco-Free Core Fund                       0.29%
Value Fund                                   0.26%
Intrinsic Value Fund                         0.19%
Growth Fund                                  0.28%
Real Estate Fund                             0.30%
International Disciplined Equity Fund        0.13%
International Intrinsic Value Fund           0.45%
International Growth Fund                    0.38%
Currency Hedged International Equity
  Fund                                       0.00%

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
Foreign Fund                                 0.52%
Emerging Countries Fund                      0.59%
Domestic Bond Fund                           0.04%
Core Plus Bond Fund                          0.16%
International Bond Fund                      0.13%
Currency Hedged International Bond Fund      0.01%
Global Bond Fund                             0.07%
Emerging Country Debt Share Fund                *
Short-Duration Investment Fund               0.00%
Inflation Indexed Bond Fund                  0.04%

* This Fund does not charge a management fee directly, but indirectly bears the management fee charged by the underlying Fund in which it invests.

     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.

  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund and Emerging
                                         Countries Fund)
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Countries Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds
  ---------------------------------------------------------------------------------------------------

OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of certain Funds of the Trust. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $5,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in each Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2005. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries
Fund), and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's Class M per share net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     - In addition, as discussed below, the Trustees have adopted fair value pricing procedures in cases where the closing prices for foreign securities that trade in foreign securities markets or on foreign securities exchanges that close prior to the close of the NYSE do not reflect events occurring after those prices were determined and before the close of the NYSE.

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, investors should note the following:

        -- In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

        -- Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors cannot redeem their shares in those Funds.

                                 NAME POLICIES

     No Fund will change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. A Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's Class M shares on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. Brokers and agents accepting purchases on a Fund's behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent.

     PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being purchased;

     - The dollar amount of shares to be purchased;

     - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date); and

     - Payment in full (by check, wire, or securities).

     - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If a purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     The Trust and its agent reserve the right to reject any order. In addition, a Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     No Fund will honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by the Manager. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, and Short-Duration Collateral Fund (another series of the Trust, offered through a separate prospectus), due to the nature of their investments, do not seek to limit short-term trading. There is no assurance that a Fund will be effective in identifying or preventing market timing in all instances.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's Class M shares on any day when the NYSE is open for business. Redemption requests should be processed through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.

     REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of shares to be redeemed; and

     - The date on which redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day for the Fund shares to be redeemed. If the redemption request is received after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by that Fund instead of cash.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     - The Trust may take up to seven days to remit proceeds.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of any Fund if at such time: (i) the shareholder owns shares of any Fund or class thereof (including Class M shares) having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or
(ii) the shareholder owns shares of any Fund or class thereof equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any Fund or class thereof. The Trustees currently have not determined a minimum amount for any of the Funds, nor have the Trustees determined a maximum percentage of outstanding shares for the Trust or any of the Funds.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

                     DISTRIBUTION AND SERVICE (12b-1) PLAN

     Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund, and the Domestic Bond Fund is to declare and pay distributions of its net income quarterly. The policy of each other Fund is to declare and pay distributions of its net income semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the purchase order form, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - Investments by Currency Hedged International Equity Fund and the investment by certain Funds in Short-Duration Collateral Fund, Special Purpose Holding Fund, and/or Emerging Country Debt Fund could affect the amount, timing, and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

As of the year ended February 29, 2004, six Funds, U.S. Core Fund, Growth Fund, Emerging Countries Fund, Foreign Fund, International Intrinsic Value Fund, and Value Fund, offered Class M Shares. The financial highlights shown for these six Funds are for a Class M Share outstanding from the period covering each Fund's date of commencement of operations to February 29, 2004. For all other Funds, the financial highlights shown are for a Class III Share outstanding throughout each relevant period. Class III Shares of each Fund are offered through a separate prospectus.

U.S. EQUITY FUNDS
-------------------------

U.S. CORE FUND

                                                                           CLASS M SHARES
                                                              ----------------------------------------
                                                                                     PERIOD FROM
                                                                                    APRIL 15, 2002
                                                               YEAR ENDED           (COMMENCEMENT
                                                              FEBRUARY 29,      OF OPERATIONS) THROUGH
                                                                  2004            FEBRUARY 28, 2003
                                                              ------------      ----------------------
Net asset value, beginning of period........................    $   9.96               $ 12.89
                                                                --------               -------
Income from investment operations:
  Net investment income+....................................        0.12                  0.11
  Net realized and unrealized gain (loss)...................        3.57                 (2.94)
                                                                --------               -------
    Total from investment operations........................        3.69                 (2.83)
                                                                --------               -------
Less distributions to shareholders:
  From net investment income................................       (0.13)                (0.10)
                                                                --------               -------
    Total distributions.....................................       (0.13)                (0.10)
                                                                --------               -------
Net asset value, end of period..............................    $  13.52               $  9.96
                                                                ========               =======
Total Return(a).............................................       37.23%               (22.03)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $141,188               $60,242
  Net expenses to average daily net assets..................        0.78%                 0.78%*
  Net investment income to average daily net assets.........        0.98%                 1.18%*
  Portfolio turnover rate...................................          57%                   74%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.03%                 0.03%*

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
+  Computed using average shares outstanding throughout the period.
++ Not Annualized.

TOBACCO-FREE CORE FUND

                                                           CLASS III SHARES
                                   ----------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------
                                     2004          2003          2002          2001          2000
                                   --------      --------      --------      --------      --------
Net asset value, beginning of
  period......................     $   8.69      $  11.23      $  12.29      $  14.35      $  14.26
                                   --------      --------      --------      --------      --------
Income from investment
  operations:
  Net investment income.......         0.13+         0.12+         0.15+         0.17+         0.20
  Net realized and unrealized
    gain (loss)...............         3.07         (2.55)        (1.07)        (0.20)         1.94
                                   --------      --------      --------      --------      --------
    Total from investment
      operations..............         3.20         (2.43)        (0.92)        (0.03)++       2.14
                                   --------      --------      --------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income....................        (0.13)        (0.11)        (0.14)        (0.19)        (0.19)
  From net realized gains.....        --            --            --            (1.84)        (1.86)
                                   --------      --------      --------      --------      --------
    Total distributions.......        (0.13)        (0.11)        (0.14)        (2.03)        (2.05)
                                   --------      --------      --------      --------      --------
Net asset value, end of
  period......................     $  11.76      $   8.69      $  11.23      $  12.29      $  14.35
                                   ========      ========      ========      ========      ========
Total Return(a)...............        37.06%       (21.69)%       (7.53)%       (0.83)%       15.10%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................     $188,370      $163,025      $133,203      $260,432      $321,786
  Net expenses to average
    daily net assets..........         0.48%         0.48%         0.48%         0.48%         0.48%
  Net investment income to
    average daily net
    assets....................         1.26%         1.26%         1.24%         1.20%         1.34%
  Portfolio turnover rate.....           63%           62%           85%           82%          108%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........         0.04%         0.04%         0.03%         0.05%         0.05%

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND

                                                        CLASS M SHARES
                                         --------------------------------------------
                                                                    PERIOD FROM
                                             YEAR ENDED           JANUARY 10, 2002
                                          FEBRUARY 28/29,          (COMMENCEMENT
                                         ------------------    OF OPERATIONS) THROUGH
                                          2004       2003        FEBRUARY 28, 2002
                                         -------    -------    ----------------------
Net asset value, beginning of period...  $  6.72    $  8.82            $ 9.06
                                         -------    -------            ------
Income from investment operations:
  Net investment income................     0.11       0.12              0.01
  Net realized and unrealized gain
    (loss).............................     2.57      (2.10)            (0.25)
                                         -------    -------            ------
    Total from investment operations...     2.68      (1.98)            (0.24)
                                         -------    -------            ------
Less distributions to shareholders:
  From net investment income...........    (0.14)     (0.12)         --
                                         -------    -------            ------
    Total distributions................    (0.14)     (0.12)         --
                                         -------    -------            ------
Net asset value, end of period.........  $  9.26    $  6.72            $ 8.82
                                         =======    =======            ======
Total Return(a)........................    40.23%    (22.56)%           (2.65)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $10,916    $ 6,444            $  486
  Net expenses to average daily net
    assets.............................     0.91%      0.92%             0.91%*
  Net investment income to average
    daily net assets...................     1.42%      1.46%             1.52%*
  Portfolio turnover rate..............      127%       100%               95%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................     0.20%      0.07%             0.06%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
+  Not annualized.

INTRINSIC VALUE FUND

                                                                                      CLASS III SHARES
                                                           ----------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                           YEAR ENDED                          AUGUST 2, 1999
                                                                         FEBRUARY 28/29,                       (COMMENCEMENT
                                                           -------------------------------------------     OF OPERATIONS) THROUGH
                                                            2004        2003        2002        2001         FEBRUARY 29, 2000
                                                           -------     -------     -------     -------     ----------------------
Net asset value, beginning of period.....................  $  8.05     $ 10.73     $ 10.84     $  8.79            $ 10.00
                                                           -------     -------     -------     -------            -------
Income from investment operations:
  Net investment income..................................     0.17+       0.15+       0.18+       0.20               0.11+
  Net realized and unrealized gain (loss)................     3.31       (2.36)       0.05        2.06              (1.24)
                                                           -------     -------     -------     -------            -------
        Total from investment operations.................     3.48       (2.21)       0.23        2.26              (1.13)
                                                           -------     -------     -------     -------            -------
Less distributions to shareholders:
  From net investment income.............................    (0.17)      (0.15)      (0.20)      (0.14)             (0.08)
  From net realized gains................................       --       (0.32)      (0.14)      (0.07)                --
                                                           -------     -------     -------     -------            -------
        Total distributions..............................    (0.17)      (0.47)      (0.34)      (0.21)             (0.08)
                                                           -------     -------     -------     -------            -------
Net asset value, end of period...........................  $ 11.36     $  8.05     $ 10.73     $ 10.84            $  8.79
                                                           =======     =======     =======     =======            =======
Total Return(a)..........................................    43.68%     (21.05)%      2.16%      26.00%            (11.36)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's)......................  $71,931     $61,923     $97,622     $50,864            $38,650
  Net expenses to average daily net assets...............     0.48%       0.48%       0.48%       0.48%              0.48%*
  Net investment income to average daily net assets......     1.77%       1.56%       1.67%       2.04%              1.94%*
  Portfolio turnover rate................................       65%        114%         61%         89%                26%++
  Fees and expenses reimbursed by the Manager to average
    daily net assets.....................................     0.14%       0.15%       0.09%       0.17%              0.25%*

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
*  Annualized.
+  Computed using average shares outstanding throughout the period.
++ Not annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GROWTH FUND

                                                                           CLASS M SHARES
                                                              ----------------------------------------
                                                                                     PERIOD FROM
                                                                                  SEPTEMBER 11, 2002
                                                               YEAR ENDED           (COMMENCEMENT
                                                              FEBRUARY 29,      OF OPERATIONS) THROUGH
                                                                  2004            FEBRUARY 28, 2003
                                                              ------------      ----------------------
Net asset value, beginning of period........................    $  14.25               $ 15.27
                                                                --------               -------
Income from investment operations:
  Net investment income.....................................        0.09                  0.04
  Net realized and unrealized gain (loss)...................        5.09                 (1.01)
                                                                --------               -------
    Total from investment operations........................        5.18                 (0.97)
                                                                --------               -------
Less distributions to shareholders:
  From net investment income................................       (0.10)                (0.05)
                                                                --------               -------
  From net realized gains...................................       (0.36)                   --
                                                                --------               -------
    Total distributions.....................................       (0.46)                (0.05)
                                                                --------               -------
Net asset value, end of period..............................    $  18.97               $ 14.25
                                                                ========               =======
Total Return(a).............................................       36.58%                (6.31)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $199,865               $20,306
  Net expenses to average daily net assets..................        0.78%                 0.78%*
  Net investment income to average daily net assets.........        0.29%                 0.51%*
  Portfolio turnover rate...................................          97%                   72%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.05%                 0.09%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
*  Annualized.
+  Not annualized.

REAL ESTATE FUND*

                                                                                       CLASS III SHARES
                                                                 ------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 ------------------------------------------------------------
                                                                   2004         2003         2002         2001         2000
                                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........................     $  10.49     $  11.17     $  10.31     $   8.26     $   9.13
                                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................         0.58+        0.50+        0.56+        0.60         0.51+
  Net realized and unrealized gain (loss)...................         4.01        (0.71)        0.84         1.92        (0.87)
                                                                 --------     --------     --------     --------     --------
    Total from investment operations........................         4.59        (0.21)        1.40         2.52        (0.36)
                                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................        (0.43)       (0.47)       (0.54)       (0.47)       (0.51)
                                                                 --------     --------     --------     --------     --------
    Total distributions.....................................        (0.43)       (0.47)       (0.54)       (0.47)       (0.51)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............................     $  14.65     $  10.49     $  11.17     $  10.31     $   8.26
                                                                 ========     ========     ========     ========     ========
Total Return(a).............................................        44.56%       (2.16)%      13.73%       30.86%       (4.69)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $191,458     $142,256     $192,606     $133,420     $120,508
  Net expenses to average daily net assets..................         0.52%        0.69%        0.69%        0.69%        0.69%
  Net investment income to average daily net assets.........         4.61%        4.47%        5.18%        5.85%        5.64%
  Portfolio turnover rate...................................           56%          61%           6%          11%          13%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.24%        0.04%        0.05%        0.05%        0.06%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS
------------------------------------------

INTERNATIONAL DISCIPLINED EQUITY FUND

                                                                           CLASS III SHARES
                                                              ------------------------------------------
                                                                                         PERIOD FROM
                                                                                      JANUARY 29, 2002
                                                                                      (COMMENCEMENT OF
                                                                                     OPERATIONS) THROUGH
                                                                2004      2003        FEBRUARY 28, 2002
                                                              --------   -------     -------------------
Net asset value, beginning of period........................  $  18.04   $ 20.40           $ 20.00
                                                              --------   -------           -------
Income from investment operations:
  Net investment income+....................................      0.40      0.37              0.02
  Net realized and unrealized gain (loss)...................      8.81     (2.03)             0.38
                                                              --------   -------           -------
    Total from investment operations........................      9.21     (1.66)             0.40
                                                              --------   -------           -------
Less distributions to shareholders:
  From net investment income................................     (0.50)    (0.70)               --
                                                              --------   -------           -------
    Total distributions.....................................     (0.50)    (0.70)               --
                                                              --------   -------           -------
Net asset value, end of period..............................  $  26.75   $ 18.04           $ 20.40
                                                              ========   =======           =======
Total Return(a).............................................     51.46%    (8.28)%            2.00%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $201,333   $68,047           $47,081
  Net expenses to average daily net assets..................      0.55%     0.55%             0.55%*
  Net investment income to average daily net assets.........      1.77%     1.82%             1.56%*
  Portfolio turnover rate...................................        43%       64%                0%**(b)
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.27%     0.39%             1.89%*

*  Annualized.
** Not annualized.
+  Computed using average shares outstanding throughout the period.
(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Portfolio turnover rate was less than 1%.

INTERNATIONAL INTRINSIC VALUE FUND

                                                                     CLASS M SHARES
                                                                 ----------------------
                                                                      PERIOD FROM
                                                                    OCTOBER 2, 2003
                                                                     (COMMENCEMENT
                                                                 OF OPERATIONS) THROUGH
                                                                   FEBRUARY 29, 2004
                                                                 ----------------------
Net asset value, beginning of period........................             $20.92
                                                                         ------
Income from investment operations:
  Net investment income(b)..................................               0.01
  Net realized and unrealized gain..........................               3.73
                                                                         ------
    Total from investment operations........................               3.74
                                                                         ------
Less distributions to shareholders:
  From net investment income................................              (0.51)
                                                                         ------
    Total distributions.....................................              (0.51)
                                                                         ------
Net asset value, end of period..............................             $24.15
                                                                         ======
Total Return(a).............................................              18.06%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................             $7,408
  Net expenses to average daily net assets..................               0.99%*
  Net investment income to average daily net assets.........               0.12%*
  Portfolio turnover rate...................................                 44%***
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................               0.09%*

*   Annualized.
**  Not Annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended
    February 29, 2004.
(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL GROWTH FUND

                                                                          CLASS III SHARES
                                                              -----------------------------------------
                                                                     YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------
                                                                                        PERIOD FROM
                                                                                     NOVEMBER 30, 2001
                                                                                     (COMMENCEMENT OF
                                                                                    OPERATIONS) THROUGH
                                                                2004       2003      FEBRUARY 28, 2002
                                                              --------   --------   -------------------
Net asset value, beginning of period........................  $  16.83   $  19.65         $ 20.00
                                                              --------   --------         -------
Income from investment operations:
  Net investment income(b)..................................      0.29       0.25            0.01
  Net realized and unrealized gain (loss)...................      6.81      (2.46)          (0.36)
                                                              --------   --------         -------
    Total from investment operations........................      7.10      (2.21)          (0.35)
                                                              --------   --------         -------
Less distributions to shareholders:
  From net investment income................................     (0.26)     (0.61)             --
                                                              --------   --------         -------
    Total distributions.....................................     (0.26)     (0.61)             --
                                                              --------   --------         -------
Net asset value, end of period..............................  $  23.67   $  16.83         $ 19.65
                                                              ========   ========         =======
Total Return(a).............................................     42.33%    (11.40)%         (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $565,104   $178,804         $84,884
  Net expenses to average daily net assets..................      0.69%      0.69%           0.69%*
  Net investment income to average daily net assets.........      1.38%      1.32%           0.36%*
  Portfolio turnover rate...................................        63%        78%             15%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.16%      0.22%           0.65%*

*  Annualized.
** Not annualized.
(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*

                                                                                        CLASS III SHARES
                                                                 --------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28/29,
                                                                 --------------------------------------------------------------
                                                                   2004           2003           2002        2001        2000
                                                                 --------        -------        -------     -------     -------
Net asset value, beginning of period........................     $   5.54        $  7.14        $  9.25     $ 10.04     $  9.28
                                                                 --------        -------        -------     -------     -------
Income from investment operations:
  Net investment income(d)..................................         0.20(c)        0.22(c)        0.46(c)     0.23        0.23
  Net realized and unrealized gain (loss)...................         1.59          (1.55)         (1.00)       1.34        1.26
                                                                 --------        -------        -------     -------     -------
    Total from investment operations........................         1.79          (1.33)         (0.54)       1.57        1.49
                                                                 --------        -------        -------     -------     -------
Less distributions to shareholders:
  From net investment income................................           --          (0.27)         (1.53)      (0.21)      (0.42)
  From net realized gains...................................           --             --          (0.04)      (2.15)      (0.31)
                                                                 --------        -------        -------     -------     -------
    Total distributions.....................................           --          (0.27)         (1.57)      (2.36)      (0.73)
                                                                 --------        -------        -------     -------     -------
Net asset value, end of period..............................     $   7.33        $  5.54        $  7.14     $  9.25     $ 10.04
                                                                 ========        =======        =======     =======     =======
Total Return(a).............................................        32.31%        (19.53)%        (5.38)%     16.69%      15.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $160,586        $28,923        $37,581     $49,332     $75,054
  Net expenses to average daily net assets..................         0.04%(b)       0.06%(b)       0.31%(b)    0.69%       0.69%
  Net investment income to average daily net assets.........         2.98%(c)       3.32%(c)       5.33%(c)    2.23%       2.25%
  Portfolio turnover rate...................................            5%            90%           120%         39%         68%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.87%          1.32%          0.79%       0.38%       0.33%

(a) Total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(c) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.
(d) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND

                                                                            CLASS M SHARES
                                                                --------------------------------------
                                                                      YEAR ENDED FEBRUARY 28/29,
                                                                --------------------------------------
                                                                                        PERIOD FROM
                                                                                     JANUARY 25, 2002
                                                                                       (COMMENCEMENT
                                                                                     OF OPERATIONS) TO
                                                                 2004       2003     FEBRUARY 28, 2002
                                                                -------    ------    -----------------
Net asset value, beginning of period........................    $  8.86    $ 9.93          $9.85
                                                                -------    ------          -----
Income from investment operations:
  Net investment income(b)..................................       0.14      0.05           0.00(c)
  Net realized and unrealized gain (loss)...................       4.45     (0.93)          0.08
                                                                -------    ------          -----
    Total from investment operations........................       4.59     (0.88)          0.08
                                                                -------    ------          -----
Less distributions to shareholders:
  From net investment income................................      (0.20)    (0.19)       --
  From net realized gains...................................      --         --          --
                                                                -------    ------          -----
    Total distributions.....................................      (0.20)    (0.19)       --
                                                                -------    ------          -----
Net asset value, end of period..............................    $ 13.25    $ 8.86          $9.93
                                                                =======    ======          =====
Total Return(a).............................................      52.10%    (9.09)%         0.81%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $12,878    $4,449          $   1
  Net expenses to average daily net assets..................       1.05%     1.06%          1.05%*
  Net investment income to average daily net assets.........       1.23%     0.55%          0.35%*
  Portfolio turnover rate...................................         25%       22%            22%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.08%     0.10%          0.09%*

*  Annualized.
** Not annualized.
(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)Computed using average shares outstanding throughout the period.
(c)Net investment income earned was less than $.01 per share.

EMERGING COUNTRIES FUND

                                                                         CLASS M SHARES
                                                                --------------------------------
                                                                           YEAR ENDED
                                                                        FEBRUARY 28/29,
                                                                --------------------------------
                                                                               PERIOD FROM
                                                                               JULY 9, 2002
                                                                              (COMMENCEMENT
                                                                          OF OPERATIONS) THROUGH
                                                                 2004       FEBRUARY 28, 2003
                                                                -------   ----------------------
Net asset value, beginning of period........................    $  8.51          $  9.85
                                                                -------          -------
Income from investment operations:
  Net investment income.....................................       0.11             0.01
  Net realized and unrealized loss..........................       6.71            (1.35)
                                                                -------          -------
    Total from investment operations........................       6.82            (1.34)
                                                                -------          -------
Less distributions to shareholders:
  From net investment income................................      (0.20)              --
  From net realized gains...................................      (0.22)              --
                                                                -------          -------
    Total distributions.....................................      (0.42)              --
Net asset value, end of period..............................    $ 14.91          $  8.51
                                                                =======          =======
Total Return(a).............................................      80.98%          (13.60)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $58,346          $   579
  Net expenses to average daily net assets..................       1.45%            1.57%*
  Net investment income to average daily net assets.........       1.27%            0.20%*
  Portfolio turnover rate...................................         57%             108%***
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.06%            0.41%*

*   Annualized.
**  Not annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended
    February 28, 2003.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND

                                                                                   CLASS III SHARES
                                                         --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                         --------------------------------------------------------------------
                                                          2004*       2003*           2002*          2001(C)*          2000
                                                         --------    --------        --------        --------        --------
Net asset value, beginning of period...................  $  10.08    $   9.68        $   9.98        $   9.23        $   9.65
                                                         --------    --------        --------        --------        --------
Income from investment operations:
  Net investment income(d).............................      0.23+       0.22+           0.41+           0.60+           0.60
  Net realized and unrealized gain (loss)..............      0.24        0.86            0.22            0.73           (0.42)
                                                         --------    --------        --------        --------        --------
    Total from investment operations...................      0.47        1.08            0.63            1.33            0.18
                                                         --------    --------        --------        --------        --------
Less distributions to shareholders:
  From net investment income...........................     (0.20)      (0.27)          (0.50)          (0.58)          (0.58)
  From net realized gains..............................     (0.28)      (0.41)          (0.43)             --           (0.02)
                                                         --------    --------        --------        --------        --------
    Total distributions................................     (0.48)      (0.68)          (0.93)          (0.58)          (0.60)
                                                         --------    --------        --------        --------        --------
Net asset value, end of period.........................  $  10.07    $  10.08        $   9.68        $   9.98        $   9.23
                                                         ========    ========        ========        ========        ========
Total Return(a)........................................      4.79%      11.43%           6.62%          14.91%           2.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................  $373,277    $113,223        $155,000        $170,534        $164,457
  Net operating expenses to average daily net assets...      0.25%       0.25%           0.25%           0.25%           0.25%
  Interest expense to average daily net assets.........     --          --              --               0.07%(b)        0.19%(b)
  Total net expenses to average daily net assets(e)....      0.25%       0.25%           0.25%           0.32%           0.44%
  Net investment income to average daily net
    assets(d)..........................................      2.30%       2.23%           4.16%           6.37%           5.85%
  Portfolio turnover rate..............................        15%         71%             19%             65%             20%
  Fees and expenses reimbursed by the Manager to
    average daily net assets...........................      0.06%       0.05%           0.05%           0.05%           0.05%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(e) Net expenses exclude expenses incurred indirectly through investments in other GMO Funds in which the Fund invests.
+  Computed using average shares outstanding throughout the period.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.12% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in reductions to the net investment income ratio of 0.34%, 0.19% and 0.04% and to net investment income per share of $0.03, $0.02, and $0.01 in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
CORE PLUS BOND FUND*

                                                                                        CLASS III SHARES
                                                                ----------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,**
                                                                ----------------------------------------------------------------
                                                                  2004          2003          2002        2001(D)         2000
                                                                --------      --------      --------      --------      --------
Net asset value, beginning of period........................    $   9.95      $  10.39      $  10.17      $   9.64      $  10.23
                                                                --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income+....................................        0.25(a)       0.20(a)       0.77(a)       0.62(a)       0.66
  Net realized and unrealized gain (loss)...................        0.91          0.44          0.07          0.73         (0.44)
                                                                --------      --------      --------      --------      --------
    Total from investment operations........................        1.16          0.64          0.84          1.35          0.22
                                                                --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................       (0.28)        (0.47)        (0.62)        (0.82)        (0.70)
  From net realized gains...................................       (0.43)        (0.61)           --(f)         --         (0.11)
                                                                --------      --------      --------      --------      --------
    Total distributions.....................................       (0.71)        (1.08)        (0.62)        (0.82)        (0.81)
                                                                --------      --------      --------      --------      --------
Net asset value, end of period..............................    $  10.40      $   9.95      $  10.39      $  10.17      $   9.64
                                                                ========      ========      ========      ========      ========
Total Return(b).............................................       11.99%         6.45%         8.53%        14.52%         2.26%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $602,824      $286,030      $340,039      $156,412      $120,276
  Net operating expenses to average daily net assets........        0.39%(e)      0.38%(e)      0.38%(e)      0.39%(e)      0.40%
  Interest expense to average daily net assets..............       --            --            --            --             0.01%(c)
  Total net expenses to average daily net assets............        0.39%         0.38%         0.38%         0.39%         0.41%
  Net investment income to average daily net assets.........        2.43%(e)      1.91%(a)      7.38%(a)      6.29%(a)      6.59%
  Portfolio turnover rate...................................         114%          108%          113%          181%           40%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.09%         0.09%         0.09%         0.12%         0.10%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(f) The distribution from net realized gains was less than $0.01 per share.
* Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."
** As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.51% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.06%, (0.01%), (0.05%) and 0.40% and to net investment income per share of $0.01, less than $(0.01), less than $(0.01), and $0.04 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.
+  Calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                               2004*         2003*         2002*        2001(D)*       2000*
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.94      $   9.05      $   9.44      $   9.19      $  10.06
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(a)..................................      0.20+         0.20+         0.44+         0.61+         0.72
  Net realized and unrealized gain (loss)...................      1.94          2.00         (0.80)        (0.32)        (1.01)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.14          2.20         (0.36)         0.29         (0.29)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.71)        (1.31)        (0.03)           --         (0.39)
  From net realized gains...................................     (0.99)           --            --         (0.04)        (0.19)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.70)        (1.31)        (0.03)        (0.04)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  10.38      $   9.94      $   9.05      $   9.44      $   9.19
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     23.17%        25.17%        (3.80)%        3.20%        (2.98)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $271,015      $122,521      $135,048      $212,591      $145,373
  Net operating expenses to average daily net assets........      0.39%(e)      0.38%(e)      0.38%(e)      0.39%(e)      0.40%
  Interest expense to average daily net assets..............        --            --            --            --          0.03%(c)
  Total net expenses to average daily net assets............      0.39%         0.38%         0.38%         0.39%         0.43%
  Net investment income to average daily net assets(a)......      1.98%         1.96%         4.73%         6.63%         6.72%
  Portfolio turnover rate...................................        26%           40%           36%          114%           39%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.12%         0.11%         0.11%         0.04%         0.98%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.16% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.44%), (0.12%), (0.19%) and 0.21% and to net investment income per share of $(0.04), $(0.01), $(0.02), and $0.02 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               2004*         2003*        2002*       2001(C)*       2000*
                                                              --------      -------      -------      --------      --------
Net asset value, beginning of period........................  $   8.85      $  9.04      $  9.72      $   9.70      $  10.47
                                                              --------      -------      -------      --------      --------
Income from investment operations:
  Net investment income(a)+.................................      0.06         0.09         0.50          0.57          0.64
  Net realized and unrealized gain (loss)...................      0.76         0.32        (0.13)         0.73         (0.16)
                                                              --------      -------      -------      --------      --------
    Total from investment operations........................      0.82         0.41         0.37          1.30          0.48
                                                              --------      -------      -------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.51)       (0.60)       (1.05)        (1.18)        (1.11)
  From net realized gains...................................        --           --           --         (0.10)        (0.14)
                                                              --------      -------      -------      --------      --------
    Total distributions.....................................     (0.51)       (0.60)       (1.05)        (1.28)        (1.25)
                                                              --------      -------      -------      --------      --------
Net asset value, end of period..............................  $   9.16      $  8.85      $  9.04      $   9.72      $   9.70
                                                              ========      =======      =======      ========      ========
Total Return(b).............................................      9.53%        4.81%        4.21%        14.06%         4.95%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $222,872      $20,219      $17,932      $ 18,102      $283,340
  Net expenses to average daily net assets..................      0.38%(d)     0.40%(d)     0.38%(d)      0.40%(d)      0.40%
  Net investment income to average daily net assets(a)......      0.68%        0.97%        5.45%         5.79%         6.34%
  Portfolio turnover rate...................................        36%          66%          44%          120%           65%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.24%        0.51%        0.54%         0.07%         0.08%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.
* As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.25% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.05%), less than 0.00%, (0.17%) and (0.17%) for the fiscal years ending February 28/29, 2003, 2002, 2001 and 2000, respectively and to net investment income per share of less than $(0.00), less than $0.00, $(0.02), and $(0.01) for the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


GLOBAL BOND FUND

                                                                                      Class III Shares
                                                              ----------------------------------------------------------------
                                                                                Year Ended February 28/29,*
                                                              ----------------------------------------------------------------
                                                                2004          2003          2002        2001(D)         2000
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.20      $   9.33      $  10.04      $   9.41      $   9.87
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.12(a)+      0.09(a)+      0.52(a)+      0.50(a)+      0.51
  Net realized and unrealized gain (loss)...................      1.42          1.47         (0.66)         0.12         (0.71)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.54          1.58         (0.13)         0.63         (0.20)
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................        --         (1.51)        (0.39)           --         (0.26)
  From net realized gains...................................     (1.90)        (0.20)        (0.19)           --            --
  Return of capital.........................................     (0.11)           --            --            --            --
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (2.01)        (1.71)        (0.58)           --         (0.26)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   8.73      $   9.20      $   9.33      $  10.04      $   9.41
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     20.21%        17.76%        (1.34)%        6.70%        (2.07)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $138,684      $235,842      $273,074      $291,112      $182,730
  Net operating expenses to average daily net assets........      0.32%(e)      0.33%(e)      0.32%(e)      0.33%(e)      0.34%
  Interest expense to average daily net assets..............        --            --            --            --          0.16%(c)
  Total net expenses to average daily net assets............      0.32%         0.33%         0.32%         0.33%         0.50%
  Net investment income to average daily net assets.........      1.44%(a)      1.10%(a)      5.36%(a)      5.34%(a)      5.09%
  Portfolio turnover rate...................................        45%           50%           28%           35%          116%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.12%         0.08%         0.08%         0.08%         0.08%

+  Computed using average shares outstanding throughout the period.
(a)Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d)Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e)Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(*)As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.17% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.16%), (0.05%), (0.11%) and 0.07% and to net investment income per share of $(0.02), $(0.01), $(0.01), and less than $0.00 in the fiscal years ending February 28/29, 2003, 2002, 2001, and 2000, respectively.

EMERGING COUNTRY DEBT SHARE FUND

                                                                                 CLASS III SHARES
                                                              -------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------
                                                                2004       2003       2002         2001        2000
                                                              --------    -------    -------     --------     -------
Net asset value, beginning of period........................  $   9.56    $  9.25    $  8.90     $   8.70     $  6.84
                                                              --------    -------    -------     --------     -------
Income from investment operations:
  Net investment income(a)..................................      1.10+      0.83+      1.03+        1.33+       1.10
  Net realized and unrealized gain (loss)...................      1.73       0.57       0.51         0.23        1.97
                                                              --------    -------    -------     --------     -------
        Total from investment operations....................      2.83       1.40       1.54         1.56        3.07
                                                              --------    -------    -------     --------     -------
Less distributions to shareholders:
  From net investment income................................     (1.85)     (1.09)     (1.19)       (1.36)      (1.20)
  From net realized gains...................................     (0.49)      1.49      (0.65)        0.13       (0.01)
                                                              --------    -------    -------     --------     -------
        Total distributions.................................     (2.34)     (1.09)     (1.19)       (1.36)      (1.21)
                                                              --------    -------    -------     --------     -------
Net asset value, end of period..............................  $  10.05    $  9.56    $  9.25     $   8.90     $  8.70
                                                              ========    =======    =======     ========     =======
Total Return(b).............................................     29.91%     15.81%     18.47%       18.71%      46.71%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $100,943    $66,140    $89,952     $102,481     $86,280
  Net expenses to average daily net assets(c)...............      0.00%(d)    0.00%(d)    0.00%(d)     0.00%     0.00%
  Net investment income to average daily net assets(a)......     10.06%      8.88%     11.43%       14.39%      14.22%
  Portfolio turnover rate...................................        20%        30%        14%           0%          0%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.08%      0.08%      0.06%        0.03%       0.04%

(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund ("ECDF").
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in ECDF.
(d)The ratio of net expenses to average daily net assets was less than 0.01%.
+
   Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SHORT-DURATION INVESTMENT FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2004         2003         2002         2001         2000
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income(b)+...............................     0.12         0.08+        0.30+        0.42+        0.46
    Net realized and unrealized gain (loss).................     0.07        (0.54)        0.07         0.33         0.05
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................     0.19        (0.46)        0.37         0.75         0.51
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.12)       (0.33)       (0.39)       (0.44)       (0.52)
    From net realized gains.................................       --        (0.15)       (0.28)       (0.01)          --
    Return of capital.......................................    (0.00)++        --           --           --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.12)       (0.48)       (0.67)       (0.45)       (0.52)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.75      $  8.68      $  9.62      $  9.92      $  9.62
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................     2.24%       (4.91)%       3.73%        7.91%        5.42%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $44,156      $55,316      $48,347      $40,505      $43,491
    Net expenses to average daily net assets(c).............     0.21%        0.21%        0.20%        0.20%        0.20%
    Net investment income to average daily net assets(b)....     1.36%        0.88%        3.04%        4.30%        4.82%
    Portfolio turnover rate.................................        4%          43%          91%          50%         178%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.10%        0.08%        0.12%        0.09%        0.08%

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)Net investment income for the years is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(c)Net expenses exclude expenses incurred indirectly through investment in underlying funds.
+  Computed using average shares outstanding throughout the period.
++ Return of capital was less than $0.01.
* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

INFLATION INDEXED BOND FUND

                                                                                  CLASS III SHARES
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------
                                                                2004         2003        2002       2001(C)      2000
                                                              --------     --------     -------     -------     -------
Net asset value, beginning of period........................  $  11.72     $  10.81     $ 10.64     $  9.72     $  9.88
                                                              --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income.....................................      0.30         0.51        0.30        0.71+       0.65+
  Net realized and unrealized gain (loss)...................      0.56         1.25        0.29        0.90       (0.30)
                                                              --------     --------     -------     -------     -------
        Total from investment operations....................      0.86         1.76        0.59        1.61        0.35
                                                              --------     --------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................     (0.33)       (0.56)      (0.37)      (0.69)      (0.51)
  From net realized gains...................................     (0.23)       (0.29)      (0.05)         --          --
                                                              --------     --------     -------     -------     -------
        Total distributions.................................     (0.56)       (0.85)      (0.42)      (0.69)      (0.51)
                                                              --------     --------     -------     -------     -------
Net asset value, end of period..............................  $  12.02     $  11.72     $ 10.81     $ 10.64     $  9.72
                                                              ========     ========     =======     =======     =======
Total Return(a).............................................      7.54%       16.67%      5.66%       16.86%       3.57%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $415,614     $278,088     $149,274    $65,887     $51,951
  Net operating expenses to average daily net assets........      0.25%        0.25%      0.25%        0.25%       0.25%
  Interest expense to average daily net assets(b)...........      0.13%        0.15%      0.17%        0.37%       0.45%
  Total net expenses to average daily net assets(d).........      0.38%        0.40%      0.42%        0.62%       0.70%
  Net investment income to average daily net assets.........      3.49%        4.55%      4.15%        6.87%       6.49%
  Portfolio turnover rate...................................        57%          75%        40%          32%        112%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%        0.06%      0.09%        0.11%       0.13%

+  Computed using average shares outstanding throughout the period.
(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c)Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d)Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund (renamed GMO Special Purpose Holding Fund as of April 1,
   2004) and GMO Short-Duration Collateral Fund.

         INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

     GMO SHORT-DURATION COLLATERAL FUND. GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and (ii) the GMO Emerging Countries Fund to invest cash held by it.

     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of the SDCF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark, the J.P. Morgan U.S. 3-month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, SDCF may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's at the time of purchase, or comparable unrated securities). SDCF may continue to hold a security whose rating is downgraded to below investment grade status after purchase by SDCF.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines the dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risks.

     The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market
Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk. As a result, shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all the risks associated with their investment in the relevant other GMO Fund.

     GMO SPECIAL PURPOSE HOLDING FUND. GMO Special Purpose Holding Fund ("SPHF") (formerly GMO Alpha LIBOR Fund), a portfolio of the Trust, is offered through a separate prospectus. Shares of SPHF are not publicly offered, and SPHF is presently closed to new investment.

     SPHF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SPHF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), and certain other expenses, to the extent applicable, as described on page 51).

     SPHF's investment objective is total return. SPHF is not a "diversified" investment company within the meaning of the 1940 Act. As of the date of this Prospectus, SPHF's assets consist of an interest in a special purpose vehicle that holds defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc., special purpose corporations organized by National Premier Financial Services, a subsidiary of National Century Financial Enterprises, claims against various parties arising out of the Fund's purchase of such securities, and cash and cash items.

     The other GMO Funds that hold shares in SPHF are subject to the risks associated with an interest in defaulted asset-backed securities. The principal risks of holding shares in SPHF include Litigation-Related Risk (e.g., risk that SPHF's interest in the special purpose vehicle may be of insufficient value to cover the Fund's losses and that any recovery may be used to offset costs associated with the litigation), Liquidity Risk, Non-Diversification Risk, Market Risk -- Fixed Income Securities, Credit and Counterparty Risk, and Management Risk. As a result, shareholders of each GMO Fund holding shares in SPHF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO EMERGING COUNTRY DEBT FUND. GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, is offered through a separate prospectus. Certain GMO Fixed Income Funds may invest in ECDF as an efficient method of achieving exposure to assets they might otherwise acquire directly. In addition, as noted above, Emerging Country Debt Share Fund typically invests substantially all of its assets in ECDF.

     ECDF's objective is high total return relative to its benchmark. ECDF primarily invests in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to approximate the duration of ECDF to that of its benchmark (5.76 years as of 5/31/04). ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

     A Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Market Risk -- Fixed Income Securities, Foreign Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Leveraging Risk, Liquidity Risk, Fund of Funds Risk, Non-Diversification Risk, Focused Investment Risk, Currency Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of a Fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant Fund.

     GMO INTERNATIONAL SMALL COMPANIES FUND. GMO International Small Companies Fund ("ISCF"), a portfolio of the Trust, is offered through a separate prospectus. ISCF may be an "underlying Fund" of Currency Hedged International Equity Fund, as that term is used in Currency Hedged International Equity Fund's "Principal investment strategies" in this Prospectus.

     ISCF typically makes equity investments in non-U.S. companies whose stock are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, ISCF invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct ISCF's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     ISCF intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. ISCF may be exposed to emerging markets, but these investments will generally comprise 10% or less of ISCF's assets. In pursuing its investment strategy, it may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. ISCF will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of ISCF. However, foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. ISCF may also take active overweighted and underweighted positions in particular currencies relative to its benchmark. The current benchmark of ISCF is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

     Currency Hedged International Equity Fund's investment in ISCF will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The most significant risks of an investment in International Small Companies Fund are Smaller Company Risk, Market Risk -- Equity Securities, Foreign Investment Risk, Liquidity Risk, Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

     Additional information on these GMO Funds is set forth in separate prospectuses.

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for the Class M shares of the six Funds discussed in this Prospectus which currently offer Class M shares.

                          FUND NAME                           SHARE
                  (AND PAGE # IN PROSPECTUS)                  CLASS     TICKER     SYMBOL         CUSIP
                  --------------------------                 -------    ------   ----------    -----------
   U.S. EQUITY FUNDS
   U.S. Core Fund (p. 2)                                     Class M    GCOMX    GMOUSCoreM    362008 55 9
   Value Fund (p. 6)                                         Class M    GMOMX    N/A           362008 54 2
   Growth Fund (p. 10)                                       Class M    GMGMX    GMOGrowthM    362008 5 26

   INTERNATIONAL EQUITY FUNDS
   International Intrinsic Value Fund (p. 16)                Class M    N/A      N/A           362008 47 6
   Foreign Fund (p. 22)                                      Class M    GMFMX    N/A           362008 46 8
   Emerging Countries Fund (p. 24)                           Class M    GECMX    EmgCntrsM     362008 43 5

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     Investors can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Certain portfolio information (e.g., portfolio holdings) may be made available to shareholders, consultants, data vendors, and other investment professionals who request it more frequently than that information is otherwise made publicly available. However, such information will be disclosed only if the respective Fund has a legitimate business purpose for doing so and the recipient signs a confidentiality agreement. Neither GMO Trust nor GMO will receive any compensation in connection with providing portfolio information.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                    information from and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                        100 Summer Street, 15(th) Floor
                          Boston, Massachusetts 02110

                                      INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST
================================================================================

                                 CLASS M SHARES

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2004

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2004, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
INVESTMENT OBJECTIVES AND POLICIES...............................................................................       2

FUND INVESTMENTS.................................................................................................       2

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.......................................................................       5

TRACKING ERROR...................................................................................................      33

USES OF DERIVATIVES..............................................................................................      34

INVESTMENT RESTRICTIONS..........................................................................................      42

DETERMINATION OF NET ASSET VALUE.................................................................................      45

DISTRIBUTIONS....................................................................................................      46

TAXES............................................................................................................      46

PERFORMANCE OBJECTIVES...........................................................................................      53

MANAGEMENT OF THE TRUST..........................................................................................      54

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................      62

DISTRIBUTION (12b-1) PLAN........................................................................................      68

PORTFOLIO TRANSACTIONS...........................................................................................      69

PROXY VOTING POLICIES AND PROCEDURES.............................................................................      71

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.................................................................      71

VOTING RIGHTS....................................................................................................      74

SHAREHOLDER AND TRUSTEE LIABILITY................................................................................      75

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES.............................................................      76

OTHER MATTERS....................................................................................................      78

FINANCIAL STATEMENTS.............................................................................................      79

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

APPENDIX D -- SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

                       INVESTMENT OBJECTIVES AND POLICIES

      The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

      The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                             Securities
                                                                                             of Foreign     Securities
                                                                                               Issuers      of Emerging
                                            Domestic                             Securities  (Traded on        Market
                                             Equity      Preferred  Convertible  of Foreign     U.S.        Issuers or    Depository
                                          Securities(1)    Stocks   Securities   Issuers(2)  Exchanges)(2)  Countries(2)   Receipts
                                          ----------     ---------  -----------  ----------  ----------     -----------   ----------
U.S. EQUITY FUNDS
U.S. Core Fund                                 X                          X                       X                            X
Tobacco-Free Core Fund                         X                          X                       X                            X
Value Fund                                     X             X            X          X            X                            X
Intrinsic Value Fund                           X                          X                       X                            X
Growth Fund                                    X                          X                       X                            X
Real Estate Fund                               X             X                       X            X                            X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity
  Fund                                         X             X            X          X            X                            X
International Intrinsic Value Fund             X             X            X          X            X              X             X
International Growth Fund                      X             X            X          X            X              X             X
Currency Hedged International Equity
  Fund                                         X             X            X          X            X              X             X
Foreign Fund                                   X             X            X          X            X              X             X
Emerging Countries Fund                        X             X            X          X            X              X             X

FIXED INCOME FUNDS
Domestic Bond Fund                             X             X            X          X            X                            X
Core Plus Bond Fund                            X             X            X          X            X              X             X
International Bond Fund                        X             X            X          X            X              X             X
Currency Hedged International Bond
  Fund                                         X             X            X          X            X              X             X
Global Bond Fund                               X             X            X          X            X              X             X
Emerging Country Debt Fund                     X             X            X          X            X              X             X
Emerging Country Debt Share Fund               X             X            X          X            X              X             X
Short-Duration Investment Fund                                                       X
Inflation Indexed Bond Fund                    X             X            X          X            X                            X

                                                                                                              Shares of   Cash and
                                                  Futures                                Reverse              Other GMO  Other High
                                       Illiquid     and             Swap     Repurchase Repurchase Investment   Trust      Quality
                                      Securities  Options  REITs  Contracts  Agreements Agreements Companies   Funds(3)  Investments
                                      ----------  -------  -----  ---------  ---------- ---------- ---------- ---------  -----------
U.S. EQUITY FUNDS
U.S. Core Fund                            X          X       X        X          X                     X                      X
Tobacco-Free Core Fund                    X          X       X        X          X                     X                      X
Value Fund                                X          X       X        X          X                     X                      X
Intrinsic Value Fund                      X          X       X        X          X                     X                      X
Growth Fund                               X          X       X        X          X                     X                      X
Real Estate Fund                          X          X       X        X          X           X         X                      X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity
  Fund                                    X          X       X        X          X                     X                      X
International Intrinsic Value Fund        X          X       X        X          X                     X                      X
International Growth Fund                 X          X       X        X          X                     X                      X
Currency Hedged International Equity
  Fund                                    X          X       X        X          X                     X          X           X
Foreign Fund                              X          X                X          X                     X                      X
Emerging Countries Fund                   X          X                X          X                     X          X           X

FIXED INCOME FUNDS
Domestic Bond Fund                        X          X                X          X           X         X          X           X
Core Plus Bond Fund                       X          X                X          X           X         X          X           X
International Bond Fund                   X          X                X          X           X         X          X           X
Currency Hedged International Bond
  Fund                                    X          X                X          X           X         X          X           X
Global Bond Fund                          X          X                X          X           X         X          X           X
Emerging Country Debt Fund                X          X                X          X           X         X          X           X
Emerging Country Debt Share Fund          X          X                X          X           X         X          X           X
Short-Duration Investment Fund                       X                X          X                     X          X           X
Inflation Indexed Bond Fund               X          X                X          X           X         X          X           X

(1) For more information, see, among other sections, "Description of Principal Risks -- Market Risk -- Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Description of Principal Risks -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.

(3) For more information, see, among other things, "Descriptions and Risks of Fund Investments - Investments in Other Investment Companies" herein.

                                       Long and Medium   Short-term
                                       Term Corporate   Corporate and                     Asset-        Adjustable  Firm Commitments
                                           & Gov't       Government    Brady  Euro     and Mortgage-       Rate     and When-Issued
                                           Bonds(4)        Bonds(4)    Bonds  Bonds  Backed Securities  Securities     Securities
                                        --------------  -------------  -----  -----  -----------------  ----------  ---------------
U.S. EQUITY FUNDS
U.S. Core Fund                                 X               X
Tobacco-Free Core Fund                         X               X
Value Fund
Intrinsic Value Fund                           X               X
Growth Fund                                    X               X
Real Estate Fund                                                                             X               X              X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity
  Fund                                         X               X
International Intrinsic Value Fund             X               X
International Growth Fund                      X               X
Currency Hedged International
  Equity Fund                                  X               X
Foreign Fund                                   X               X
Emerging Countries Fund                        X               X

FIXED INCOME FUNDS
Domestic Bond Fund                             X               X                             X               X              X
Core Plus Bond Fund                            X               X         X      X            X               X              X
International Bond Fund                        X               X         X      X            X               X              X
Currency Hedged International Bond
  Fund                                         X               X         X      X            X               X              X
Global Bond Fund                               X               X         X      X            X               X              X
Emerging Country Debt Fund                     X               X         X      X            X                              X
Emerging Country Debt Share Fund               X               X         X      X            X                              X
Short-Duration Investment Fund                 X               X                             X               X              X
Inflation Indexed Bond Fund                    X                                X            X               X              X

                                                 Loans, Loan                  Below
                                                  Partici-      Foreign     Investment    Zero                              Warrants
                                    Dollar Roll   pations or    Currency       Grade     Coupon      Indexed    Structured     and
                                    Agreements   Assignments  Transactions  Securities  Securities  Securities     Notes     Rights
                                    -----------  -----------  ------------  ----------  ----------  ----------  ----------  --------
U.S. EQUITY FUNDS
U.S. Core Fund                                                                                                                 X
Tobacco-Free Core Fund                                                                                                         X
Value Fund                                                                                                                     X
Intrinsic Value Fund                                                                                                           X
Growth Fund                                                                                                                    X
Real Estate Fund                         X                                      X            X           X                     X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity
  Fund                                                              X                                                          X
International Intrinsic Value
  Fund                                                              X                                                          X
International Growth Fund                                           X                                                          X
Currency Hedged International
  Equity Fund                                                       X                                                          X
Foreign Fund                                                        X           X                                              X
Emerging Countries Fund                                             X                                    X           X         X

FIXED INCOME FUNDS
Domestic Bond Fund                       X            X                         X            X           X           X         X
Core Plus Bond Fund                                   X             X           X            X           X           X         X
International Bond Fund                               X             X           X            X           X           X         X
Currency Hedged International
  Bond Fund                                           X             X           X            X           X           X         X
Global Bond Fund                         X            X             X           X            X           X           X         X
Emerging Country Debt Fund                            X             X           X            X           X           X         X
Emerging Country Debt Share Fund                      X             X           X            X           X           X         X
Short-Duration Investment Fund                                                  X                        X                     X
Inflation Indexed Bond Fund                           X             X           X            X           X                     X

(4) For more information, see, among other sections, "Description of Principal Risks -- Market Risk -- Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus, should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will generally therefore be subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade the securities in each Fund's portfolio more frequently at some times than at others, resulting in high portfolio turnover. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market, and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exist that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal, and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity, and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the GMO Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Foreign Fund, Emerging Countries Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Global Bond Fund, International Bond Fund, International Intrinsic Value Fund, and GMO Emerging Country Debt Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the preceding sections. However, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING

All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously collateralized by cash or liquid securities at least equal at all times to the market value of the securities lent. Those loans also may be collateralized by shares of other investment companies. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that is expected to be only a portion of the earnings on the collateral. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.


CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock, tending to increase as the market value of the underlying stock rises, and tending to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise of the warrant or right, a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described in "Futures and Options" below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty will be willing to repurchase the warrant when a Fund wishes to sell the security.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives" below. The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange-traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of a currency in which the securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate, and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures, and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket - resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors, and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors, and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt or domestic corporate debt (in particular, Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund)) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign debt securities or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.

In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options, and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher (by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") or if the counterparty had comparable credit, as determined by the Manager) at the time of entering into such transactions. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. The credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars, and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. These Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency, and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund investing in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States Government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities, a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity, and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. Government or its authorities, agencies, or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

The value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, AND COLLATERALIZED MORTGAGE OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government, its agencies, or instrumentalities (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae, and FHLBs), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of mortgage-backed securities issued by the U.S. Government, its agencies, or instrumentalities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO/PO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Below Investment Grade Securities"). Below Investment Grade Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Below Investment Grade Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Below Investment Grade Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Below Investment Grade Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult, and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B - "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), they may also pay principal and interest in other currencies. Euro bonds are subject to the same risks that pertain to domestic issues.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

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Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

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Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. A Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of

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these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under certain legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless,

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under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities, or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted

                                      -31-
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securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements, and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

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INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles, or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). ETF shares traded in the secondary market may be purchased and sold at market prices when the exchanges are open. The market price may be higher or lower than the net asset value of the securities held by an ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is derived from and based upon the securities held by that investment company or UIT. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the net asset value of a basket of stocks. Certain ETFs have obtained an exemptive order from the Securities and Exchange Commission that allows mutual funds, like the Funds, to invest in them in excess of the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, subject to various conditions and undertakings.

Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund and/or GMO Emerging Country Debt Fund and have investments in GMO Special Purpose Holding Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, and/or GMO Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.

                                 TRACKING ERROR

In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark.

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For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. U.S. Equity, International Equity, and Fixed Income Funds may use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each U.S. Equity and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B - "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, Value Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund and Real Estate Fund.

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Types of Derivatives Used by the U.S. Equity Funds

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

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Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, Emerging Countries Fund, and Foreign Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

-     Options, futures contracts, and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund)

-     Only Emerging Countries Fund may use structured or indexed notes

-     Warrants and rights (including LEPOs, with respect to Emerging Countries
      Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts (excluding Foreign Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments), and thus will sometimes have a net short position with respect to certain foreign currencies.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, GMO Emerging Country Debt Fund, and Inflation Indexed Bond Fund.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-     Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences

- Structured notes (excluding Short- Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.

A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.

Risk Management

A Fund may use options, futures, and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect Funds (primarily GMO Emerging Country Debt Fund, other Fixed Income Funds that invest a portion of their assets in emerging market debt, and Core Plus Bond Fund) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the International Disciplined Equity Fund and International Growth Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3 % of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to all Funds, except for the Intrinsic Value Fund, International Disciplined Equity Fund, and International Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than -1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.

(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas or other mineral leases, rights, or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

      1) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

      2) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments.

      3) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described below with respect to the Fund's shares. In addition, if a Fund that invests in other regulated investment companies receives dividends from a regulated investment company designated by that regulated investment company as qualified dividend income, and the Fund meets the holding period and other requirements described below with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than capital gain dividends) will be eligible to be treated as qualified dividend income.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Technical corrections legislation is pending which would change the preceding rule by substituting "121-day" for "120-day" and "181-day" for "180-day." The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income." This is true notwithstanding that, under technical corrections legislation currently pending in Congress (which, as described above, may be treated as enacted), REITs are generally able to pass through the tax treatment of qualified dividend income they receive.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

The Internal Revenue Service revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The regulations are generally effective for payments made after December 31, 2000. In some circumstances, the rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these regulations.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.

                FUND                                          PERFORMANCE OBJECTIVE
                ----                                          ---------------------
U.S. Core Fund                                       The Fund seeks to outperform its benchmark by 2% per
                                                     year over a complete market cycle.
Intrinsic Value Fund                                 The Fund seeks to outperform its benchmark by 2% per
                                                     year over a complete market cycle.
Growth Fund                                          The Fund seeks to outperform its benchmark by
                                                     2% per year over a complete market cycle.
Real Estate Fund                                     The Fund seeks to outperform its benchmark by 1.5%
                                                     per year, net of fees.
International Disciplined Equity Fund                The Fund seeks to outperform its benchmark by 2% per
                                                     year, net of fees.
International Intrinsic Value Fund                   The Fund seeks to outperform its benchmark by 3% per
                                                     year, net of fees.
International Growth Fund                            The Fund seeks to outperform its benchmark
                                                     by +3% per year, net of fees.
Currency Hedged International Equity Fund            The Fund seeks to outperform its benchmark by 2-3% per year, net of fees.
Foreign Fund                                         The Fund seeks to outperform its benchmark by 3% per
                                                     year, net of fees, over a cycle.
Emerging Countries Fund                              The Fund seeks to outperform its benchmark by 3%
                                                     annually over a five year period
Domestic Bond Fund                                   The Fund seeks to outperform its benchmark by 0.25%
                                                     per year, net of fees.
Core Plus Bond Fund                                  The Fund seeks to outperform its benchmark.
International Bond Fund                              The Fund seeks to outperform its benchmark.
Currency Hedged International Bond Fund              The Fund seeks to outperform its benchmark.
Global Bond Fund                                     The Fund seeks to outperform its benchmark.
Short-Duration Investment Fund                       The Fund seeks to outperform its benchmark.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                  NUMBER OF
                                                                                  PORTFOLIOS
 NAME, DATE OF BIRTH, AND                                                            IN
     POSITION(S) HELD               LENGTH OF          PRINCIPAL OCCUPATION(S)   FUND COMPLEX           OTHER
      WITH THE TRUST               TIME SERVED           DURING PAST 5 YEARS       OVERSEEN       DIRECTORSHIPS HELD
-------------------------          -----------         -----------------------   ------------     ------------------
NON-INTERESTED TRUSTEES
Jay O. Light                  Since May 1996           Professor of Business           42                 *(1)
Trustee                                                Administration and
DOB: 10/03/1941                                        Senior Associate Dean,
                                                       Harvard University.

Donald W. Glazer, Esq.        Since December 2000      Consultant -- Business          42                 NONE
Trustee                                                and Law; Vice Chair
DOB:  07/26/1944                                       (since 2002) and
                                                       Secretary, Provant,
                                                       Inc.; Author of Legal
                                                       Treatises.
INTERESTED TRUSTEE

-------------------------

(1) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.

R. Jeremy Grantham(2)         Chairman of the Board    Member, Grantham, Mayo,         42                 None
Chairman of the Board of      of Trustees since        Van Otterloo & Co. LLC.
Trustees                      September 1985;
DOB:  10/06/1938              President from
                              February 2002 -
                              October 2002;
                              President-Quantitative
                              from September 1985 -
                              February 2002

OFFICERS

                                  POSITION(S) HELD         LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH             WITH THE TRUST         TIME SERVED              DURING PAST 5 YEARS
----------------------            --------------         -----------              -------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB:  01/20/1956                Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President from   Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.

Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB:  04/25/1957                Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.

Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB:  06/26/1969                                                            Grantham, Mayo, Van Otterloo &
                                                                            Co.
LLC.

William R. Royer,  Esq.         Vice President and    Vice President        General Counsel, Anti-Money
DOB:  07/20/1965                Clerk                 since February        Laundering Reporting Officer
                                                      1997; Clerk since     (July 2002 - February 2003) and
                                                      March 2001, May       Member, Grantham, Mayo, Van
                                                      1999 - August 1999.   Otterloo & Co. LLC.

Elaine M. Hartnett, Esq.        Vice President and    Vice President        Associate General Counsel,
DOB:  02/18/1945                Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999 - present).
                                                      March 2001.

Julie L. Perniola               Vice President and    Since February 2003.  Anti-Money Laundering Reporting
DOB:  10/07/1970                Anti-Money                                  Officer (February 2003 -
                                Laundering                                  present) and Compliance Officer,
                                Compliance Officer                          Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

----------------------

(2) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

The Board of Trustees has two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent auditors concerning the financial reporting process, internal controls, and compliance procedures of the Trust; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflicts of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ended February 29, 2004, the Independent Trustees/Audit Committee held eight meetings.

The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Pricing Committee; Mr. Grantham, the interested trustee, is an alternate member of the Pricing Committee. During the fiscal year ended February 29, 2004, the Pricing Committee held six meetings.

In determining to approve the investment management agreements of new Funds or the annual extension of the investment management agreements of existing Funds, as applicable, the Trustees considered a number of factors common to the Funds. To this end, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention to be devoted or devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted or devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied or applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees concluded that the Manager's investment process, research capabilities, and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided or provided by the Manager to the Funds under the investment advisory and service agreements. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided or provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the Manager's and the Funds' proxy voting policies and procedures (see "Proxy Voting Policies and

Procedures" below and Appendix C hereto), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services to be provided or provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus.

The Trustees also considered information relating to each existing Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus), information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.

In addition, the Independent Trustees met May 24, 2004 with their independent legal counsel to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. Also at that meeting, the Independent Trustees considered the Manager's proposal to establish four new series of the Trust, GMO Real Asset Fund ("Real Asset Fund"), GMO Global Growth Fund ("Global Growth Fund"), GMO Global Equity Allocation Fund ("GEAF"), and GMO U.S. Equity Allocation Fund ("USEAF") (collectively, the "New Funds"), and proposed new management contracts between the Trust, on behalf of the New Funds, and the Manager. The Manager provided the Independent Trustees with information concerning the New Funds' objectives and strategies, proposed fee structures and estimated operating expenses, and information provided by Morningstar, Inc. and Lipper Inc. concerning fees paid to investment managers of funds with similar objectives to the New Funds. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the

Manager, including additional information about the performance of certain Funds, and additional information about the proposed management of two of the New Funds, Real Asset Fund and Global Growth Fund, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Board of Trustees on June 3, 2004.

At the meeting of the Board of Trustees on June 3, 2004, following the Manager's presentation of additional information regarding certain of the Funds and the issues identified by the Independent Trustees, as requested by the Independent Trustees, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts of the Funds and approve the management contracts for the New Funds. The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of nearly all the Funds has been strong relative to their benchmarks and funds with comparable investment objectives and that the Manager had satisfactorily responded to the Independent Trustees' questions regarding the few Funds whose relative performance was not as strong.

The Independent Trustees' decision to recommend the approval of the management contracts for the New Funds to the Board of Trustees is based on a number of factors, including the following: First, the Independent Trustees noted that GEAF and USEAF would not bear an advisory fee and that the Manager had agreed to reimburse certain of their direct expenses. The Independent Trustees also noted that the expense ratios of the New Funds compared very favorably to those of other funds for which information had been provided. Second, based on their consideration, as applicable, of the same information and factors considered in connection with the annual contract renewals of the existing Funds, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the New Funds would be very high. The Independent Trustees stated that they will consider the New Funds' performance and the Manager's profitability with respect to the New Funds when the management contracts are presented to them for renewal.

Based on the foregoing and the recommendation of the Independent Trustees, the Trustees concluded (i) that the scope and quality of the Manager's services would be or was sufficient, in light of the existing Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager and (ii) that the fees to be paid the Manager under the advisory agreements would be or were fair and reasonable, given the scope and quality of the services rendered by the Manager.

Trustee Fund Ownership

The following table sets forth ranges of Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2003.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                      DIRECTLY OWNED IN ALL
                                                    DOLLAR RANGE OF             FUNDS OF THE TRUST (WHETHER OR NOT
                                            SHARES DIRECTLY OWNED IN FUNDS              OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER                       OFFERED HEREUNDER                   OVERSEEN BY TRUSTEE
----------------------------                ------------------------------      ----------------------------------
NON INTERESTED TRUSTEES
JAY O. LIGHT                                              None                                 None

DONALD W. GLAZER                                          None                            over $100,000

INTERESTED TRUSTEE
R. JEREMY GRANTHAM
International Bond Fund                              over $100,000                        over $100,000
Short-Duration Investment Fund                       over $100,000
Inflation Indexed Bond Fund                          over $100,000

The following table sets forth ranges of Mr. Glazer's and Mr. Grantham's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2003, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                                 AGGREGATE DOLLAR RANGE OF SHARES
                                                                                     INDIRECTLY OWNED IN ALL
                                                      DOLLAR RANGE OF           FUNDS OF THE TRUST (WHETHER OR NOT
                                                SHARES INDIRECTLY OWNED IN              OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER                      FUNDS OFFERED HEREUNDER              OVERSEEN BY TRUSTEE
----------------------------                    --------------------------      ----------------------------------
NON-INTERESTED TRUSTEES
DONALD W. GLAZER                                           None                             $1-$10,000

INTERESTED TRUSTEE
R. JEREMY GRANTHAM                                         None                            over $100,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2003 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO                                                 VALUE OF
NON-INTERESTED TRUSTEE      TRUSTEE                COMPANY            TITLE OF CLASS   SECURITIES      % OF CLASS
----------------------  ---------------            -------            --------------   ----------      ----------
Jay O. Light                  N/A                    None                  N/A             N/A             N/A

Donald W. Glazer              Self         GMO Tax-Managed Absolute      Limited       $ 412,023(2)       0.64%
                                            Return Fund, a private     partnership
                                              investment company         interest
                                          managed by the Manager.(1)
                                           GMO Multi-Strategy Fund       Limited       $ 400,000(2)       0.07%
                                             (Onshore), a private      partnership
                                              investment company         interest
                                           managed by the Manager.(1)

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2)   Based on a valuation date of December 31, 2003.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, the chair of each of the Independent Trustees/Audit Committee and the Pricing Committee receives an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series hereunder during the fiscal year ended February 29, 2004:

                                                    NAME OF PERSON, POSITION
                                                    ------------------------
                                              Jay O. Light,            Donald W. Glazer, Esq.,
                                                 Trustee                       Trustee
                                              -------------            ------------------------
         COMPENSATION FROM EACH FUND:

                       U.S. Core Fund            $ 15,722                     $ 15,710
               Tobacco-Free Core Fund               2,975                        2,973
                           Value Fund                 301                          301
                 Intrinsic Value Fund                 334                          334
                          Growth Fund               2,160                        2,158
                     Real Estate Fund                 939                          939
International Disciplined Equity Fund                 513                          513
   International Intrinsic Value Fund               8,472                        8,466

                                                                       NAME OF PERSON, POSITION
                                                                       ------------------------
                                                                 Jay O. Light,            Donald W. Glazer, Esq.,
                                                                    Trustee                       Trustee
                                                                 -------------            ------------------------
                             International Growth Fund              1,324                        1,323
             Currency Hedged International Equity Fund                335                          335
                                          Foreign Fund             13,985                       13,974
                               Emerging Countries Fund                952                          951
                                    Domestic Bond Fund                956                          955
                                   Core Plus Bond Fund              1,836                        1,834
                               International Bond Fund                823                          822
               Currency Hedged International Bond Fund                116                          116
                                      Global Bond Fund                872                          872
                      Emerging Country Debt Share Fund                447                          446
                        Short-Duration Investment Fund              1,125                        1,121
                           Inflation Indexed Bond Fund              1,766                        1,765
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND               N/A                          N/A
                                             EXPENSES:

            ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:               N/A                          N/A

                    TOTAL COMPENSATION FROM THE TRUST:            $ 120,230                    $ 124,000

Messrs. Eston, Grantham, and Royer, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

As of June 10, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions - Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the GMO Emerging Country Debt Fund) with respect to certain Fund expenses incurred through at least June 30, 2005.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:

                                                      Gross                   Reduction                Net
                                                    -----------               ---------             ----------
U.S. CORE FUND

Year ended 2/29/04                                  $10,372,640               $ 871,163             $9,501,477
Year ended 2/28/03                                    8,520,974                 684,970              7,836,004
Year ended 2/28/02                                    9,046,063                 630,859              8,415,204

TOBACCO-FREE CORE FUND

Year ended 2/29/04                                  $ 1,879,903               $ 214,709             $1,665,194
Year ended 2/28/03                                    1,539,653                 178,855              1,360,798

                                                       Gross                  Reduction                  Net
                                                    -----------               ----------            -------------
Year ended 2/28/02                                    1,116,757                 144,739                   972,018

VALUE FUND

Year ended 2/29/04                                  $   285,934               $  122,794            $     163,140
Year ended 2/28/03                                      908,459                  138,784                  769,675
Year ended 2/28/02                                    1,127,722                  135,730                  991,992

INTRINSIC VALUE FUND

Year ended 2/29/04                                  $   219,631               $   91,347            $     128,284
Year ended 2/28/03                                      171,478                   78,124                   93,354
Year ended 2/28/02                                      310,176                   85,382                  224,794

GROWTH FUND

Year ended 2/29/04                                  $ 1,423,641               $  233,487            $   1,190,154
Year ended 2/28/03                                      464,149                  129,508                  334,641
Year ended 2/28/02                                      376,301                   82,077                  294,224

REAL ESTATE FUND

Year ended 2/29/04                                  $   970,641               $  433,696(a)         $     536,945
Year ended 2/28/03                                    1,162,513                   92,965                1,069,548
Year ended 2/28/02                                      836,718                   74,788                  761,930

INTERNATIONAL DISCIPLINED EQUITY FUND

Year ended 2/29/04                                  $   448,927               $  305,257            $     143,670
Year ended 2/28/03                                      289,406                  280,639                    8,767
Commencement of Operations (1/29/02) through             13,823                   13,823                        0
2/28/02

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/29/04                                  $ 9,308,755               $1,530,203            $   7,778,552
Year ended 2/28/03                                    7,000,434                1,246,654                5,753,780
Year ended 2/28/02                                    7,578,601                1,354,121                6,224,480

INTERNATIONAL GROWTH FUND

Year ended 2/29/04                                  $ 1,582,249               $  476,897            $   1,105,352
Year ended 2/28/03                                      813,201                  332,051                  481,150
Commencement of Operations (11/30/01)                    78,075                   78,075                        0
through 2/28/02

                                                       Gross                  Reduction                  Net
                                                    -----------               ----------            -------------
CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/29/04                                  $   418,011               $  418,011            $           0
Year ended 2/28/03                                      116,529                  116,529                        0
Year ended 2/28/02                                      317,797                  317,797                        0

FOREIGN FUND

Year ended 2/29/04                                  $17,489,452               $2,412,606            $  15,076,846
Year ended 2/28/03                                    9,153,120                1,353,328                7,799,792
Year ended 2/28/02                                    7,274,098                1,084,904                6,189,194

EMERGING COUNTRIES FUND

Year ended 2/29/04                                  $ 1,338,503               $  119,080            $   1,219,423
Year ended 2/28/03                                      492,799                  236,929                  255,870
Year ended 2/28/02                                      315,128                   83,437                  231,691

DOMESTIC BOND FUND

Year ended 2/29/04                                  $   205,124               $  121,170            $      83,954
Year ended 2/28/03                                      116,826                   60,331                   56,495
Year ended 2/28/02                                      163,964                   84,907                   79,057

CORE PLUS BOND FUND

Year ended 2/29/04                                  $   946,606               $  340,343            $     606,263
Year ended 2/28/03                                      757,034                  242,839                  514,195
Year ended 2/28/02                                      536,527                  191,604                  344,923

INTERNATIONAL BOND FUND

Year ended 2/29/04                                  $   424,261               $  202,835            $     221,426
Year ended 2/28/03                                      336,004                  146,545                  189,459
Year ended 2/28/02                                      420,962                  179,636                  241,326

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/29/04                                  $   113,941               $  111,586            $       2,355
Year ended 2/28/03                                       36,221                   36,221                        0
Year ended 2/28/02                                       41,947                   41,947                        0

                                                       Gross                  Reduction                  Net
                                                    -----------               ----------            -------------
GLOBAL BOND FUND

Year ended 2/29/04                                  $   282,993               $  184,288            $      98,705
Year ended 2/28/03                                      525,898                  212,177                  313,721
Year ended 2/28/02                                      528,110                  218,049                  310,061

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/29/04                                  $         0               $        0            $           0
Year ended 2/28/03                                            0                        0                        0
Year ended 2/28/02                                            0                        0                        0

SHORT-DURATION INVESTMENT FUND

Year ended 2/29/04                                  $    23,424               $   23,424            $           0
Year ended 2/28/03                                       27,078                   27,078                        0
Year ended 2/28/02                                       19,439                   19,439                        0

INFLATION INDEXED BOND FUND

Year ended 2/29/04                                  $   354,147               $  225,747            $     128,400
Year ended 2/28/03                                      241,490                  135,718                  105,772
Year ended 2/28/02                                       90,483                   84,673                    5,810

(a) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Administrative Arrangements. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.

The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

                                     March 1, 2001
                                        Through            March 1, 2002 Through       March 1, 2003 Through
                                   February 28, 2002         February 28, 2003           February 29, 2004
                                   -----------------         -----------------           -----------------
U.S. Core Fund                             --                   $82,577(a)                  $189,682
Value Fund                                $48(b)                $ 9,656                     $ 17,215
Growth Fund                                --                   $13,095(c)                  $165,305
International Intrinsic Value              --                        --                     $  5,133 (d)
Fund
Foreign Fund                              $ 1(e)                $ 2,481                     $ 16,299
Emerging Countries Fund                    --                   $   500(f)                  $ 59,812

(a) Reflects fees paid from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(b) Reflects fees paid from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Reflects fees paid from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Reflects fees paid from October 2, 2003 (commencement of offering of Class M Shares) through February 29, 2004.

(e) Reflects fees paid from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(f) Reflects fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12b-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:

                                     March 1, 2001
                                        Through            March 1, 2002 Through     March 1, 2003 Through
                                   February 28, 2002         February 28, 2003         February 29, 2004
                                   -----------------       ---------------------     ---------------------
U.S. Core Fund                             --                   $103,221(a)                 $237,102
Value Fund                               $ 60(b)                $ 12,070                    $ 21,519
Growth Fund                                --                   $ 16,368(c)                 $206,631
International Intrinsic Value              --                         --                    $  6,417 (d)
Fund
Foreign Fund                             $  1(e)                $  3,101                    $ 20,373
Emerging Countries Fund                    --                   $    625(f)                 $ 74,765

(a) Reflects fees paid from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(b) Reflects fees paid from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Reflects fees paid from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Reflects fees paid from October 2, 2003 (commencement of offering of Class M Shares) through February 29, 2004.

(e) Reflects fees paid from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(f) Reflects fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

The fees may be spent by the Distributor for services which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                                        March 1, 2001            March 1, 2002            March 1, 2003
                                                           Through                  Through                  Through
                                                      February 28, 2002        February 28, 2003        February 29, 2004
                                                      -----------------        -----------------        -----------------
U.S. Core Fund                                           $ 4,011,978              $ 3,255,442              $3,493,333
Tobacco-Free Core Fund                                       500,744                  550,052                 610,719
Value Fund                                                   938,312                  897,675                 339,776
Intrinsic Value Fund                                         162,077                  113,315                  94,018
Growth Fund                                                  318,261                  327,997                 869,998
Real Estate Fund                                             118,883                  633,643                 277,988
International Disciplined Equity Fund                          7,470(a)                71,059                 138,515
International Intrinsic Value Fund                         1,222,132                1,000,300               1,856,801
International Growth Fund                                     35,943(b)               239,686               1,038,640
Currency Hedged International                                 16,681                       --                      --
      Equity Fund
Foreign Fund                                               1,382,979                2,252,735               4,436,841
Emerging Countries Fund                                      317,735                  442,295                 660,734
Domestic Bond Fund                                            32,442                    9,712                  51,997
Core Plus Bond Fund                                           60,752                   24,991                 156,016

                                                        March 1, 2001            March 1, 2002            March 1, 2003
                                                           Through                  Through                  Through
                                                      February 28, 2002        February 28, 2003        February 29, 2004
                                                      -----------------        -----------------        -----------------
International Bond Fund                                     22,991                    7,427                  50,019
Currency Hedged International                                2,038                      567
      Bond Fund                                                                                              14,628
Global Bond Fund                                            36,748                   19,362                  59,094
Emerging Country Debt Share Fund                                --                       --                      --
Short-Duration Investment Fund                                  --                       --                      --
Inflation Indexed Bond Fund                                     --                       --                   6,923

(a) Reflects commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(b) Reflects commissions generated from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-two series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small

Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; International Core Plus Allocation Fund; and Global Growth Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2004, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

FUND                                                  SHAREHOLDERS
----                                                  ------------
GMO Value Fund                                        Nabank & Co.
                                                      Attn Recon Trust Securities
                                                      P.O. Box 2180
                                                      Tulsa, OK 74101-2180

GMO Tobacco-Free Core Fund                            Memorial Sloan-Kettering Cancer Center
                                                      1275 York Avenue
                                                      New York, NY 10021

GMO Intrinsic Value Fund                              Corning Retirement Master Trust
                                                      Attn Mr. Robert J Grassi
                                                      Director Investment Services
                                                      Corning Inc.
                                                      One Riverfront Plaza HQ-E2
                                                      Corning, NY  14831-0001

GMO International Disciplined Equity Fund             The Paul Hamlyn Foundation
                                                      Attn: JR Sheldon
                                                      18 Queen Annes Gate
                                                      London SWIH 9AA

GMO Currency Hedged International Equity Fund         Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Core Plus Bond Fund                               Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

GMO Global Bond Fund                                  General Retirement System of the City of Detroit
                                                      Attn Joseph Glanton
                                                      908 Coleman A Young Municipal Center
                                                      Detroit, MI 48226

                                                      Fresno County Employees' Retirement Association
                                                      P.O. Box 911
                                                      Fresno, CA 93714-0911

GMO Emerging Country Debt Share Fund                  Sprint Corporate Master Trust
                                                      6220 Sprint Parkway
                                                      Overland Park, KS  66251

                                                      Fidelity Investments Institutional Operations Company

FUND                                                  SHAREHOLDERS
----                                                  ------------
                                                         (FIIOC) as Agent For Certain Employee Benefit
                                                         Plans
                                                      100 Magellan Way (KW1C)
                                                      Covington, KY 41015

GMO Domestic Bond Fund                                Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA 02116

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 4, 2004, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S Core Fund, Value Fund, Intrinsic Value Fund, International Disciplined Equity Fund, International Bond Fund, and Short-Duration Investment Fund. As of June 4, 2004, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: International Intrinsic Value Fund, and Inflation Indexed Bond Fund. As of June 4, 2004, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, International Growth Fund, Currency Hedged International Equity Fund, Domestic Bond Fund, Currency Hedged International Bond Fund, and Core Plus Bond Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Core Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       68.7
200 Liberty Street
One World Financial
New York, NY  10281

Fidelity Investments Institutional Operations Company (FIICO)                                     31.3
        As agent for certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington,  KY  41015

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Value Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
American Express Trust Co FBO American Express Trust Retirement Services Plans                    100.0
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN  55474

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Growth Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       44.0
200 Liberty Street
One World Financial
New York, NY  10281

GE Financial Trust Company FBO GE Private Asset Management Client                                 30.2
Attn Diane Melillo
2425 East Camelback Road, Suite 530
Phoenix, AZ  85016

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
The Northern Trust Co. as Custodian FBO Colorado Pera 401K                                        25.8
        Trusts DV
Attn DV Control
P.O. Box 92994
Chicago,  IL  60675

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       53.0
200 Liberty Street
One World Financial
New York, NY  10281

Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain                19.7
        Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

State Street Bank & Trust as Trustee for the Ropes & Gray                                         14.3
        Retirement Savings Plan DL1V
Attn Joanne E. Gaughran
105 Rosemount Ave.
Westwood,  MA  02090

State Street Bank & Trust as Trustee for the Ropes & Gray                                          9.0
        Retirement Savings Plan DL1M
Attn Joanne E. Gaughran
105 Rosemount Ave.
Westwood,  MA  02090

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       74.2
200 Liberty Street
One World Financial
New York, NY  10281

American Express Trust Co FBO American Express Trust Retirement Services Plans                    20.2
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN  55474

Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain                 5.6
        Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the International Intrinsic Value Fund as of June 2, 2004:

                                 Name and Address                                              % Ownership
                                 ----------------                                              -----------
American Express Trust Co. FBO American Express Trust                                             100.0
         Retirement Services Plan
American Express Trust Company
50534 AXP Financial Center
Minneapolis,  MN  55474

                                  OTHER MATTERS

All of the Fixed Income Funds have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Special Purpose Holding Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio ("Bankruptcy Court").

The Trust, on behalf of the GMO Special Purpose Holding Fund, has joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Special Purpose Holding Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 29, 2004 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds that do not offer Class M Shares) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for Class M shares of each Fund of the Trust offering Class M shares of beneficial interest as of February 29, 2004, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 29, 2004.

U.S. Core Fund
   Net Assets at Value (Equivalent to $13.52 per share based on 10,445,452 shares of                     $141,187,943
beneficial interest outstanding)
   Offering Price                                                                                        $      13.52
Value Fund
   Net Assets at Value (Equivalent to $9.26 per share based on                                           $ 10,915,623
1,728,204 shares of beneficial interest outstanding)
   Offering Price                                                                                        $       9.26
Growth Fund
   Net Assets at Value (Equivalent to $18.97 per share based on 10,536,437 shares of                     $199,865,430
beneficial interest outstanding)
   Offering Price                                                                                        $      18.97
International Intrinsic Value Fund
   Net Assets at Value (Equivalent to $24.15 per share based on                                          $  7,408,154
306,798 shares of beneficial interest outstanding)
   Offering Price                                                                                        $      24.15
Foreign Fund
   Net Assets at Value (Equivalent to $13.25 per share based on                                          $ 12,877,707
971,600 shares of beneficial interest outstanding)
   Offering Price                                                                                        $      13.25
Emerging Countries Fund
   Net Assets at Value (Equivalent to $14.91 per share based on                                          $ 58,346,349
3,914,269 shares of beneficial interest outstanding)
   Offering Price                                                                                        $      14.91

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

Appendix B

conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix B

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix C

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either

Appendix C

(a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's

Appendix C

track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Appendix C

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9.    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions

Appendix C

obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Appendix C

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix C

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix C

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

Appendix C

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix D

               SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

Following is information as of June 21, 2004 about certain strategies of the Manager, which is available on a website maintained by the Manager at http://www.gmo.com.

GMO U.S. Core Strategy

The GMO U.S. Core Strategy seeks to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk relative to the benchmark. The GMO U.S. Core Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market.

The investment process for the GMO U.S. Core Strategy begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/normalized earnings and (3) momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO U.S. Core Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks.

U.S. Active Strategy

The GMO U.S. Active Strategy is a large-capitalization equity strategy benchmarked versus the Russell 1000 Value Index. The Strategy is managed by GMO's U.S. Active Division, which utilizes a combination of fundamental security research and quantitative discipline to identify attractive investments. It seeks to outperform the benchmark by 300 basis points per annum over a market cycle with moderate risk relative to the benchmark.

The Strategy makes equity investments typically chosen from the benchmark, with an emphasis on large-capitalization securities. The eligible investment universe is determined by applying GMO's proprietary Intrinsic Value Model (dividend discount model) to narrow the universe to approximately 150 investment candidates. The model attempts to systematically identify a group of attractively valued stocks that are biased for success. In addition, this universe of securities typically has better quality characteristics than the benchmark. From this universe, the team's stock selection is driven by its distinct value bias and traditional fundamental research that attempts to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases and Securities and Exchange Commission filings, published company and industry information and analysis, company visits and meeting with senior management

Appendix D

officials, and other knowledgeable market participants. This process identifies 70 - 80 securities for inclusion in the GMO U.S. Active Strategy.

The GMO U.S. Active Strategy combines stock selections with the team's fundamental assessment of the attractiveness of sectors/industries and tilts the portfolio accordingly. The manager attempts to control risk by selecting stocks with a value bias. In addition, risk is controlled by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the fund with moderate risk relative to its benchmark.

Intrinsic Value Strategy

The GMO Intrinsic Value Strategy seeks to outperform the Russell 1000 Value Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Intrinsic Value Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized value sector of the U.S. equity market.

The investment process for the GMO Intrinsic Value Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three disciplines: price/intrinsic value (GMO's proprietary dividend discount model), price/normalized earnings, a traditional value measure, and momentum. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio may increase.

The GMO Intrinsic Value Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups, and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model.

Growth Strategy

The GMO Growth Strategy seeks to outperform the Russell 1000 Growth Index by 2% per annum over a complete market cycle with low risk relative to its benchmark. The GMO Growth Strategy is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized growth sector of the U.S. equity market.

The investment process for the GMO Growth Strategy begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared and evaluated on a monthly basis using three stock disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price momentum; and (3) estimate revision momentum.

Appendix D

The GMO Growth Strategy is constructed using a proprietary technique to control risk. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model.

Real Estate Strategy

The GMO Real Estate Strategy seeks high total return by investing in real estate securities issued by companies that invest in real estate or real estate-related assets and in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate-related companies. The Strategy's goal is to outperform the Morgan Stanley REIT Index by 1.5% per year, net of fees, with low risk relative to its benchmark.

The investment process for the GMO Real Estate Strategy selects from a universe generally represented by the Morgan Stanley REIT Index. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices.

The Strategy's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by selecting stocks and adjusting sector weights. The Manager seeks to manage the Strategy with low risk relative to its benchmark.

International Disciplined Equity Strategy

GMO's International Disciplined Equity Strategy invests in a diversified portfolio of equities from the world's developed markets outside of the United States. This portfolio seeks to outperform the MSCI EAFE index by 2% per annum, net of fees, while maintaining a low level of risk relative to the benchmark. The target tracking error is 3.5%.

The investment process for the International Disciplined Equity Strategy begins with a universe of approximately 2500 equity securities. Stocks are ranked based on a blend of valuation and momentum factors. Valuation is based on measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. Momentum is measured through stock price performance and earnings estimate revisions. The momentum measures are designed to identify stocks with strong fundamentals in the shorter term that are likely to outperform regardless of their valuation. The Strategy holds securities that score highly on valuation and/or momentum. The blend is designed to produce a style balanced portfolio with moderate tracking error against a benchmark. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns.

Appendix D

Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a by-product of stock selection, tempered by risk control.

The final portfolio is constructed through a portfolio optimization process. The optimization trades off a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Furthermore, buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, and other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover ranges between 50% -70% each way.

International Intrinsic Value Strategy

The GMO International Intrinsic Value Strategy seeks to outperform the S&P/Citigroup PMI EPAC Value Index by 3% per annum, net of fees. The Strategy is a disciplined value portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while attempting to control risk relative to the benchmark.

The International Intrinsic Value Strategy is constructed using a portfolio optimization process that weighs the trade-off of a stock's attractiveness against its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Risk factors include stock specific exposure, countries and currencies, industry sectors, market capitalization tiers, as well as other style factors. The portfolio is implemented primarily through securities, but may also hold positions in financial futures and foreign exchange contracts. Typical annual turnover is 50% each way.

The investment process for the International Intrinsic Value Strategy begins with a universe of approximately 2500 stocks from developed markets outside the U.S. The Strategy uses primarily disciplined value techniques to assess securities. Stocks are ranked on valuation measures such as Price/Earnings, Dividend Yield, Price/Book Value, and Price/Sales. A credit is given to higher quality stocks as measured through sustained high levels of profitability and lower levels of debt. The strategy also uses a Dividend Discount Model that predicts future free cash flow. Predictions are based on the principle of regression to the mean, while recognizing that higher quality stocks are able to maintain competitive advantages farther into the future. The Strategy also uses price momentum and earnings revision factors to rank stocks that pass a valuation screen. The Strategy holds securities that score highly on these parameters. In addition, the Strategy uses risk and return forecasts for countries and currencies using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. Factors include aggregate stock market valuations, GDP and stock market trends, positive market sentiment, export and

Appendix D

producer price parity, balance of payments, and interest rate differentials. Industry sector allocation is a byproduct of stock selection, tempered by risk control.

International Growth Strategy

GMO's International Growth Strategy holds a portfolio of stocks with higher than average expected growth, drawn from the world's markets outside of the United States. This strategy capitalizes on GMO's research strength and experience in quantitatively managing international equities since 1987 and U.S. equities since 1981.

GMO's International Growth Strategy is benchmarked against the S&P/Citigroup PMI EPAC Growth Index of larger capitalization growth stocks from developed markets in Europe and the Pacific Rim. GMO believes this index represents the state of the art in international style benchmarking. The portfolio holds growth companies diversified across countries and sectors. GMO aims to outperform the benchmark by +3%/year, with a tracking error of +/-5%. The portfolio typically holds about 200 equity securities. Annual turnover is expected to range between 50% to 100%.

Stock Selection: GMO seeks to add value by capitalizing on inefficiencies we perceive in the pricing of growth stocks. One inefficiency is that the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future. A second inefficiency is that investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. GMO's International Growth Strategy combines two stock selection disciplines that have a successful history of adding value within GMO managed portfolios. One discipline is price and earnings momentum. Momentum measures are key leading indicators of growth. Intuition and historical analysis show that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects. And crucially, they have superior growth potential that is not fully captured in the current price. This is a pure growth approach rooted in the philosophy that a focus on improving fundamentals alone will provide good investment results. GMO's proprietary dividend discount model is the firm's flagship strategy across all quantitative equity products. A key component of this model is an assessment of a firm's franchise quality based on current and historical accounting data. Intuition and historical analysis show that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. This discipline is a valuation based approach that computes a fair value, and invests in those companies that are attractively priced. But typically many of the best values lie within the growth half of the universe. To focus this discipline as a growth at a reasonable price strategy, GMO selects securities from within a universe prescreened for growth via membership in the growth benchmark.

Country Analysis: The portfolio maintains diversification across countries. Bottom up security selection tilts the portfolio towards those countries where growth prospects are highest or are most undervalued. In addition the portfolio manager considers top down factors that influence the growth potential of a particular country, such as currency valuation.

Appendix D

The final portfolio is constructed using a quantitative optimization process. This trades off predicted performance against criteria of risk control, trading costs, and liquidity.

Currency Hedged International Equity Strategy

The GMO Currency Hedged International Equity Strategy seeks to outperform the MSCI EAFE (Hedged) Index by 2%-3% per annum, net of fees while attempting to control risk relative to the benchmark. The Strategy is a disciplined portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure and maintain a hedge against falling foreign currency exchange rates.

The Strategy invests primarily in the International Disciplined Equity Strategy, International Intrinsic Value Strategy and International Growth Strategy. The Strategy's assets are allocated among these underlying strategys based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate among the underlying Strategys based on the Manager's evaluation of 1) the underlying Strategys' investments in individual stocks; (2) the underlying Strategys' weighting of investments in particular countries or regions; and (3) the expected costs of investment alternatives. The Manager used fundamental and quantitative investment principles to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Strategy will look through to the underlying strategys' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70% of the foreign currency exposure in the underlying strategys' investments back to the U.S. dollar. In addition, the Strategy may take active positions relative to a fully hedged benchmark.

The underlying strategys are constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Trading baskets are then compiled with a mindful eye on trading impact. The resulting portfolios are implemented through the use of securities, financial futures and foreign exchange contracts.

International Active EAFE Strategy

GMO's International Active Division manages international equity products including the GMO International Active EAFE Strategy. We seek to outperform the MSCI EAFE Index by 300 basis points net of fees per annum over a cycle. International Active has established itself as a disciplined fundamental value investor with a 22-year track record. Asset growth and portfolio turnover are controlled to safeguard value added.

The methodology for International Active is value driven at both the stock and country level. We combine fundamental and quantitative research to deliver excess return over MSCI

Appendix D

EAFE. The portfolio may invest between 0-10% in emerging market equities. Stock picking has delivered 65% of the value since the inception, while 35% has come from country picking. About 1400 international companies pass the initial quantitative valuation screens at the company and industry level and appear attractive. We separate companies with deservedly low valuations from those that represent investment opportunities. The portfolio managers and analysts then launch their fundamental assault on these companies that are most likely to win. Companies are scrutinized for financial, operational and managerial strength. The companies are analyzed against their global, regional and local industry peers. Company visits to evaluate the management and production facilities are an integral part of the process. Selection of companies and their weight in the portfolio is the responsibility of each country manager. The International Active Country Model employs a disciplined quantitative screening process combined with fundamental insights on the markets by the investment team. The first measure of value is our price to fair value model, a proprietary dividend discount model based on an estimate of each country's future GDP growth rate, the current market yield and a discount factor. Other value measures used are the aggregate market price to earnings and price to book ratios. Over- and under- weightings relative to the EAFE Index are determined by a cumulative value score for each country and by input from the portfolio management team. Market valuations change very gradually and excessive turnover is costly to the portfolio.

The portfolios managed by International Active have diversified stock positions and may have, depending on market valuations, large country bets against the EAFE Index. The portfolios may be up to 30% hedged. There is no cross hedging in this product.

Emerging Countries Strategy

The GMO Emerging Countries Strategy seeks to outperform the S&P/IFCI (Investable) Composite Index by 3% per annum over a five year period, with controlled risk relative to its benchmark. The GMO Emerging Countries Strategy is a relatively liquid (compared to the GMO Emerging Markets Strategy), structured portfolio which uses fundamental investment principles and quantitative applications to provide broad emerging market equity exposure. This strategy has a value bias relative to other emerging markets strategies.

The GMO Emerging Countries Strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The strategy is based on traditional and quantitative tools to analyze valuation levels and seeks to purchase those stocks that can best exploit major inefficiencies between and within various emerging countries. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models include: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed

Appendix D

into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here factors such as forecast earnings momentum, earnings revisions, and forecast price-to-earnings are combined to assess the relative attractiveness of each individual stock.

The Emerging Countries portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities and select derivative instruments.

Domestic Bond Strategy

Launched in 1994, the GMO Domestic Bond Strategy seeks to outperform the Lehman Brothers U.S. Government Bond Index, which contains U.S. Treasury and Agency securities. The strategy uses a model-driven, top-down approach. The strategy is primarily exposed to the U.S. government and agency markets, matching the duration of the strategy to the index and using security selection to add value. In addition, the strategy may expose a portion of its assets to foreign credit, and it may invest some of its assets in lower-rated securities.

The investment process for the GMO Domestic Bond Strategy begins with a universe of all available U.S. investment-grade (Baa3/BBB or better as rated by Moody's/Standard & Poor's) bonds. Using fundamental research the manager seeks to identify and purchase those bonds that have a high relative yield spread and are trading at attractive valuation levels. The portfolio management team uses seasoned judgment to value fixed income issues and to select securities. The Strategy's portfolio has a duration of approximately five years.

The portfolio construction process involves searching for undervalued high grade issues. The manager considers option-adjusted yield spreads and issue-specific risk in selecting a given issue. In addition to government issues, the GMO Domestic Bond Strategy may invest a significant portion of its assets in other U.S. dollar-denominated investment grade bonds. The Strategy currently holds a significant amount of highly rated, but less liquid asset-backed securities. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security).

Core Plus Bond Strategy

Launched in 1997, the GMO Core Plus Bond Strategy seeks to outperform the Lehman U.S. Aggregate Bond Index, a benchmark that reflects the universe of USD-denominated, fixed-

Appendix D

rate, investment-grade bonds, including government, corporate, agency, asset backed and commercial mortgage-backed securities. GMO adds value versus the benchmark by adding exposure to emerging country debt and via its global bond and currency processes. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

The Strategy employs a core/plus approach, combining active management of global bonds and currencies and emerging debt ("plus") with underlying exposure to a U.S. fixed income portfolio ("core"). Similar to our global bond strategies, global bond and currency exposures are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor. Emerging country debt exposure is achieved via investment (not to exceed 5% of the strategy) in GMO's Emerging Country Debt Fund.

This Strategy typically involves a fund-of-funds structure utilizing GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high-quality, low volatility fixed income instruments, in particular asset-backed securities issues by a range of private and governmental issuers. Backed by such investment, the strategy replicates exposure to "Core" markets using a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap or option on a fixed income security with a cash equivalent of another fixed income security). Exposure to global bond and currency markets is largely made in the same fashion, although the Strategy may also make direct investments in U.S. or international fixed income securities. Exposure to emerging country debt is achieved by investment in the GMO Emerging Country Debt Fund.

International Bond Strategy

Launched in 1993, the GMO International Bond Strategy seeks to outperform the J.P. Morgan non-U.S. Government Bond Index. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral

Appendix D

Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Currency Hedged International Bond Strategy

Launched in 1994, the GMO Currency Hedged International Bond Strategy seeks to outperform the currency-hedged J.P. Morgan non-U.S. ex-Japan Government Bond Index. Selection of a fully hedged foreign bond benchmark reflects a decision to reduce exposure to foreign currency movements. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models, with at least 80% of the strategy's net currency exposure being to the U.S. dollar. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Currency Hedged International Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short- Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Global Bond Strategy

Launched in 1995, the GMO Global Bond Strategy seeks to outperform the J.P. Morgan Global Government Bond Index, which includes both U.S. and non-U.S. bonds and currencies. The Strategy uses a model-driven, top-down approach to selecting bond markets and currencies, incorporating various factors in a systematic, risk-controlled investment process.

Appendix D

Bond market and currency exposures reflecting the benchmark are actively managed based on proprietary models. The bond market models incorporate measures of relative fundamental value across markets as well as a market timing component that identifies opportunities in bonds relative to cash. The currency models incorporate measures of risk premiums and risk aversion as well as an interest-rate-driven momentum factor.

The portfolio is allocated to various bond markets and currencies while taking account of valuations, risk control and correlations between various markets. The GMO Global Bond Strategy can invest up to 5% of its total assets in sovereign debt issued by emerging countries. This Strategy typically involves a fund of funds structure utilizing the GMO mutual funds, principally through investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. The Strategy also takes advantage of direct investment in fixed income securities and a wide variety of exchange-traded and over-the-counter derivative instruments, including "synthetic" bonds (which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security). The Strategy also may gain exposure to sovereign debt of emerging countries through investments in GMO Emerging Country Debt Fund.

Short-Duration Investment Strategy

The GMO Short-Duration Investment Strategy was launched in April 1990 with the objective of total return in excess of the strategy's benchmark (J.P. Morgan 3-Month Cash Index). The Strategy is designed to provide current income to the extent consistent with the preservation of capital and liquidity. The portfolio consists of fixed income instruments rated high quality by Standard & Poor's and Moody's Investment Services, or considered by the manager to be of comparable quality.

The universe includes issues of AAA-quality and less than a 5-year maturity. Using fundamental research, the manager seeks to identify and purchase those bonds that have a high relative yield spread. The manager assesses the current interest rate environment and makes modest duration adjustments to add value. The Strategy's portfolio will generally have a duration slightly longer than the three-month duration of the benchmark.

The GMO Short-Duration Investment Strategy is not a money market strategy. Debt securities held by the Strategy with remaining maturities of less than 60 days will be valued at amortized cost unless circumstances dictate otherwise. The Fund may invest in prime commercial paper and master demand notes rated by Moody's and Standard Poor's as A-1, or P1, respectively. This Strategy achieves exposure to these investments typically through significant investment in shares of GMO Short-Duration Collateral Fund and direct investments in various debt securities issued by the U.S. Government and its agencies, as well as private issuers. GMO Short-Duration Collateral Fund invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued

Appendix D

by a range of private and governmental issuers. This Strategy may also make use of derivatives.

Inflation Indexed Bond Strategy

Launched in 1997, the GMO Inflation Indexed Bond Strategy seeks to outperform the Lehman U.S. Treasury Inflation Notes Index. The Strategy invests primarily in U.S. Treasury inflation indexed notes, although the Strategy is permitted to add U.S. agency, corporate and sovereign inflation-indexed issues when they present attractive relative value. GMO considers "inflation indexed" bond investments to be those that are "linked" to general measures of inflation because their principal or interest components change with general movements of inflation in the country of issue.

The Strategy first matches the real interest rate duration of the benchmark, then attempts to outperform the benchmark by identifying cheap U.S. Treasury issues. The Strategy may expose a portion of its assets to lower-rated securities and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the strategy will invest at least 80% of its assets in inflation indexed bond investments.

The portfolio concentrates on inflation-indexed securities issued by the U.S. Government (and issues by several U.S. Government agencies, such as the Federal Home Loan Bank). Some corporates (e.g., J.P. Morgan) have issued inflation-indexed bonds, and the Strategy is permitted to hold these. While the 7 to 10-year sector represents about 40% of the Strategy presently, holdings of 25 to 30-year inflation indexed securities represent 35%. In addition, the Strategy may also hold bonds issued by foreign governments (e.g., U.K., Canada, Australia and New Zealand). This Strategy achieves exposure to these investments through direct investments in fixed income securities and typically involves significant investment in shares of GMO Short-Duration Collateral Fund, which invests primarily in high quality, low volatility fixed income instruments, in particular asset-backed securities issued by a range of private and governmental issuers. This Strategy may also make use of "synthetic" bonds, which may involve combining a futures contract, swap, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

GMO TRUST                                                             Prospectus
                                                                   June 30, 2004

-  INTERNATIONAL INTRINSIC VALUE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - SHARES OF THE FUND
                                                DESCRIBED IN THIS
                                                PROSPECTUS MAY NOT BE
                                                AVAILABLE FOR PURCHASE IN
                                                ALL STATES. THIS PROSPECTUS
                                                DOES NOT OFFER SHARES IN ANY
                                                STATE WHERE THEY MAY NOT
                                                LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  AND PRINCIPAL RISKS.......................................     2
SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     4
DESCRIPTION OF PRINCIPAL RISKS..............................     5
MANAGEMENT OF THE FUND......................................     8
DETERMINATION OF NET ASSET VALUE............................     8
HOW TO PURCHASE SHARES......................................     9
HOW TO REDEEM SHARES........................................    11
MULTIPLE CLASSES............................................    12
DISTRIBUTIONS AND TAXES.....................................    13
FINANCIAL HIGHLIGHTS........................................    16
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO INTERNATIONAL INTRINSIC VALUE FUND

                                                                              FUND CODES
                                                              -------------------------------------------
                                                                         Ticker    Symbol        Cusip
                                                                         ------  -----------  -----------
                                                              Class II   GMICX   IntlIntrVal  362007 20 5
                                                              Class III  GMOIX   IntlIntrVal  362007 30 4
Fund Inception Date: 3/31/87                                  Class IV   GMCFX   IntlIntrVal  362008 83 1

     The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The summary is not designed to be all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund's investments and strategies is set forth in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Fund's Board of Trustees ("Trustees") may change the Fund's investment objective and policies without shareholder approval unless the objective or policy is identified in this Prospectus or the SAI as "fundamental." The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). See "Management of the Fund" for a description of the Manager.

INVESTMENT OBJECTIVE

     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S.

     The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

     The factors considered by the Manager and the models used may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

     The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Based on its assessment of market conditions, the Manager may trade securities in the portfolio more frequently at some times than at others. High turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income passed through by the Fund to its shareholders. See "Financial Highlights" for the Fund's historical portfolio turnover rate.

BENCHMARK

     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty) and Management Risk (e.g., risk that the Manager's techniques fail to produce the desired results).

PERFORMANCE
     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                INTERNATIONAL INTRINSIC VALUE FUND (%)
                                                                --------------------------------------
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59
2003                                                                             43.51

                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/04): 6.26%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2003

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------

 CLASS II                                                       9/26/96

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.39%    7.13%        N/A       7.65%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.13%

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.05%

----------------------------------------------------------------------------

 CLASS III                                                      3/31/87

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.51%    7.22%      7.42%       9.33%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   43.06%    5.76%      5.25%       7.41%

----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          29.15%    5.45%      5.22%       7.19%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%      6.53%         N/A

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%      4.47%       4.87%

----------------------------------------------------------------------------

 CLASS IV                                                        1/9/98

----------------------------------------------------------------------------
 RETURN BEFORE TAXES              43.61%    7.29%        N/A       8.87%

----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  42.12%    3.07%        N/A       5.78%

----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               38.59%   -0.05%        N/A       3.52%

----------------------------------------------------------------------------

(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II     CLASS III     CLASS IV
  ---------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%        0.54%         0.54%

  Shareholder service fee                                                                   0.22%        0.15%         0.09%

  Other expenses                                                                            0.09%        0.09%         0.09%

  Total annual operating expenses                                                           0.85%        0.78%         0.72%

  Expense reimbursement                                                                     0.09%(1)     0.09%(1)      0.09%(1)

  Net annual expenses                                                                       0.76%        0.69%         0.63%

(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2005 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 8 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $262      $463      $1,041
Class III                                                       $70      $240      $424      $  958
Class IV                                                        $64      $221      $392      $  886

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. The SAI includes more information about the Fund and its investments. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund, which has significant exposure to equity securities, is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that the Manager anticipates. These risks are particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Because the Fund's principal investment strategies typically involve foreign securities and derivatives, the Fund will tend to have increased exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value").

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets, and currencies without the Fund's actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - FOREIGN INVESTMENT RISK. Because the Fund invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund's investments. In the event of a nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

     To the extent the Fund invests a significant portion of its assets in the securities of issuers based in countries with "emerging market" economies, it is subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded or currencies in which the Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund has foreign currency holdings and/or invests or trades in securities denominated in foreign currencies or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange-traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - LEVERAGING RISK. The Fund may invest in derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing. Also, the Fund may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as it is leveraged.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, a fund whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. In addition, the Fund would be exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in foreign equities. Notwithstanding its benchmark, the Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment advisory services to the Fund. GMO is a private company, founded in 1977. As of May 31, 2004, GMO managed on a worldwide basis more than $63 billion for institutional investors such as pension plans, endowments, foundations, and the funds of GMO Trust (the "Trust").

     Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance to correct and maintain client-related information.

     For the fiscal year ended February 29, 2004, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.45% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the Manager's International Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to any investment division.

CUSTODIANS

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2005. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Fund's use of "fair value" pricing, investors should note the following:

        - In certain cases, a significant percentage of the Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Fund's foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because the Fund holds portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors cannot redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being purchased;

     - The dollar amount of shares to be purchased;

     - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date); and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased unless the investor has instructed Shareholder Services in writing to defer the purchase to another day.

     The Trust and its agent reserve the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     Minimum investment amounts for each class of shares of the Fund are set forth in the table on page 12 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 642                                  200 Clarendon Street, 16th Floor
                     Boston, MA 02117-0642                                     Boston, MA 02116

     - by exchange (from another GMO Trust fund)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439 4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     The Fund will not honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Manager. There is no assurance that the Fund will be effective in identifying or preventing market timing in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of shares to be redeemed; and

     - The date on which redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day for the Fund shares to be redeemed. If the redemption request is received after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day for the Fund shares to be redeemed unless the investor has instructed Shareholder Services in writing to defer the redemption to another day.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing by an authorized person

     - upon request, payment will be made by check mailed to the registration address

     - the Trust may take up to seven days to remit proceeds.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

     - the Trust may take up to seven days to remit proceeds.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time: (i) the shareholder owns shares of the Fund or any class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shareholder owns shares of the Fund or class thereof equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of the Fund or class thereof. The Trustees currently have not determined a minimum amount for the Fund, nor have the Trustees determined a maximum percentage of outstanding shares for the Trust or the Fund.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee may be lower for classes where eligibility criteria require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

----------------------------------------------------------------------------------------------------

                                       MINIMUM TOTAL                       MINIMUM TOTAL
                                      FUND INVESTMENT                      INVESTMENT(1)
----------------------------------------------------------------------------------------------------
          CLASS II                          NA                              $5 million
----------------------------------------------------------------------------------------------------
         CLASS III                          NA                              $35 million
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS II                         0.22%
---------------------------------------------------------------------------------------------
         CLASS III                         0.15%
----------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

MINIMUM INVESTMENT CRITERIA FOR CLASS IV ELIGIBILITY

----------------------------------------------------------------------------------------------------
                                                                           MINIMUM TOTAL
                                                                          INVESTMENT PLUS
                                       MINIMUM TOTAL                       MINIMUM FUND
                                      FUND INVESTMENT                       INVESTMENT
----------------------------------------------------------------------------------------------------
                                                                         $250 million plus
          CLASS IV                     $125 million                     $35 million in Fund
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS IV                         0.09%
----------------------------------------------------------------------------------------------------

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the Fund must also make a minimum investment in the Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain other GMO mutual funds that may invest in the Fund generally invest in the least expensive class then being offered by the Fund).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of the Fund identified for conversion will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to the Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of the Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares of the Fund should not result in the recognition of gain or loss in the converted shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its net income semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. The foreign withholding tax rates applicable to the Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable tax laws (including the federal alternative minimum tax).

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

     The financial highlight table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES                         CLASS III SHARES
                                     -------------------------------------------------------     ----------
                                                   YEAR ENDED FEBRUARY 28/29,                    YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------     ----------
                                      2004        2003        2002        2001        2000          2004
                                     -------     -------     -------     -------     -------     ----------
Net asset value, beginning of
  period...........................  $ 16.04     $ 17.41     $ 20.30     $ 20.85     $ 20.33     $    16.13
                                     -------     -------     -------     -------     -------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........     0.44        0.37        0.28        0.40        0.41           0.45
  Net realized and unrealized gain
    (loss).........................     8.31       (1.05)      (2.44)       1.11        1.33           8.36
                                     -------     -------     -------     -------     -------     ----------
    Total from investment
      operations...................     8.75       (0.68)      (2.16)       1.51        1.74           8.81
                                     -------     -------     -------     -------     -------     ----------
Less distributions to shareholders:
  From net investment income.......    (0.61)      (0.69)      (0.73)      (0.22)      (0.56)         (0.62)
  From net realized gains..........       --          --          --       (1.84)      (0.66)            --
                                     -------     -------     -------     -------     -------     ----------
    Total distributions............    (0.61)      (0.69)      (0.73)      (2.06)      (1.22)         (0.62)
                                     -------     -------     -------     -------     -------     ----------
Net asset value, end of period.....  $ 24.18     $ 16.04     $ 17.41     $ 20.30     $ 20.85     $    24.32
                                     =======     =======     =======     =======     =======     ==========
Total Return(a)....................    54.99%      (4.11)%    (10.71)%      7.25%       8.09%         55.05%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $85,625     $67,896     $42,495     $15,284     $21,162     $1,350,850
  Net expenses to average daily net
    assets.........................     0.76%       0.76%       0.76%       0.76%       0.76%          0.69%
  Net investment income to average
    daily net assets...............     2.15%       2.06%       1.56%       1.88%       1.84%          2.22%
  Portfolio turnover rate..........       44%         51%         51%         31%         53%            44%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................     0.09%       0.10%       0.10%       0.08%       0.09%          0.09%

                                                     CLASS III SHARES
                                     -----------------------------------------------------
                                                YEAR ENDED FEBRUARY 28/29,
                                     -----------------------------------------------------
                                       2003          2002           2001           2000
                                     --------     ----------     ----------     ----------
Net asset value, beginning of
  period...........................  $  17.50     $    20.37     $    20.91     $    20.38
                                     --------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........      0.40           0.44           0.44           0.47
  Net realized and unrealized gain
    (loss).........................     (1.08)         (2.59)          1.09           1.28
                                     --------     ----------     ----------     ----------
    Total from investment
      operations...................     (0.68)         (2.15)          1.53           1.75
                                     --------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......     (0.69)         (0.72)         (0.23)         (0.56)
  From net realized gains..........        --             --          (1.84)         (0.66)
                                     --------     ----------     ----------     ----------
    Total distributions............     (0.69)         (0.72)         (2.07)         (1.22)
                                     --------     ----------     ----------     ----------
Net asset value, end of period.....  $  16.13     $    17.50     $    20.37     $    20.91
                                     ========     ==========     ==========     ==========
Total Return(a)....................     (4.05)%       (10.60)%         7.32%          8.20%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $845,997     $1,053,104     $1,280,603     $1,799,929
  Net expenses to average daily net
    assets.........................      0.69%          0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............      2.26%          2.37%          2.07%          2.09%
  Portfolio turnover rate..........        51%            51%            31%            53%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.10%          0.10%          0.08%          0.09%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                 CLASS IV SHARES
         ----------------------------------------------------------------
                            YEAR ENDED FEBRUARY 28/29,
         ----------------------------------------------------------------
           2004          2003          2002          2001          2000
         --------      --------      --------      --------      --------
         $  16.12      $  17.50      $  20.37      $  20.90      $  20.37
         --------      --------      --------      --------      --------
             0.43          0.38          0.36          0.50          0.55
             8.39         (1.05)        (2.49)         1.05          1.21
         --------      --------      --------      --------      --------
             8.82         (0.67)        (2.13)         1.55          1.76
         --------      --------      --------      --------      --------

            (0.63)        (0.71)        (0.74)        (0.24)        (0.57)
               --            --            --         (1.84)        (0.66)
         --------      --------      --------      --------      --------
            (0.63)        (0.71)        (0.74)        (2.08)        (1.23)
         --------      --------      --------      --------      --------
         $  24.31      $  16.12      $  17.50      $  20.37      $  20.90
         ========      ========      ========      ========      ========
            55.15%        (4.02)%      (10.52)%        7.45%         8.18%

         $863,612      $334,240      $248,579      $155,558      $291,894

             0.63%         0.63%         0.63%         0.63%         0.63%

             2.08%         2.13%         1.97%         2.34%         2.47%
               44%           51%           51%           31%           53%

             0.09%         0.10%         0.10%         0.08%         0.09%

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports and the Fund's SAI are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     Investors can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Certain portfolio information (e.g., portfolio holdings) may be made available to shareholders, consultants, data vendors, and other investment professionals who request it more frequently than that information is otherwise made publicly available. However, such information will be disclosed only if the Fund has a legitimate business purpose for doing so and the recipient signs a confidentiality agreement. Neither GMO Trust nor GMO will receive any compensation in connection with providing portfolio information.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                                INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2004

-  EMERGING COUNTRY DEBT SHARE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER FUNDS
                                                 OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - SHARES OF THE FUND
                                                DESCRIBED IN THIS
                                                PROSPECTUS MAY NOT BE
                                                AVAILABLE FOR PURCHASE
                                                IN ALL STATES. THIS
                                                PROSPECTUS DOES NOT
                                                OFFER SHARES IN ANY
                                                STATE WHERE THEY MAY
                                                NOT LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT
  STRATEGIES, AND PRINCIPAL RISKS...........................     2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     4

DESCRIPTION OF PRINCIPAL RISKS..............................     4

MANAGEMENT OF THE FUND......................................     8

DETERMINATION OF NET ASSET VALUE............................     9

HOW TO PURCHASE SHARES......................................    10

HOW TO REDEEM SHARES........................................    11

DISTRIBUTIONS AND TAXES.....................................    12

INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................    13

FINANCIAL HIGHLIGHTS........................................    16

ADDITIONAL INFORMATION..................................back cover

SHAREHOLDER INQUIRIES...................................back cover

DISTRIBUTOR.............................................back cover

 GMO EMERGING COUNTRY DEBT SHARE FUND

                                                                                                       FUND CODES
                                                                                       -------------------------------------------
                                                                                                  Ticker    Symbol        Cusip
                                                                                                  ------  -----------  -----------
                                                                                       Class III  GECDX   EmgCntrDbSh  362008 64 1

Fund Inception Date: 7/20/98

     The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The summary is not designed to be all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund's investments and strategies is set forth in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Fund's Board of Trustees ("Trustees") may change the Fund's investment objective and policies without shareholder approval unless the objective or policy is identified in this Prospectus or in the SAI as "fundamental." The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). See "Management of the Fund" for a description of the Manager.

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, GMO Emerging Country Debt Fund ("ECDF"). Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. For a discussion of the investment objective, principal investment strategies, and principal risks of ECDF, see "Investments in GMO Funds Offered Through Separate Prospectuses." The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF.

     ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund, through ECDF, invests at least 80% of its net assets plus any borrowings made for investment purposes in debt investments tied economically to emerging countries (the Fund's "Name Policy"). Typical investments include, but are not limited to, sovereign debt (including Brady Bonds and Euro bonds), bank loans, and corporate issues. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade (i.e., fixed income securities rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's ("S&P")) or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making payments of principal or interest. Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark (5.76 years as of 05/31/04).

     The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Based on its assessment of market conditions, the Manager may trade securities in the portfolio more frequently at some times than at others. High turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income passed through by the Fund to its shareholders.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. For purposes of this Prospectus, an investment is "tied economically" to an emerging country if: (i) it is an investment in an issuer that is organized under the laws of such country or in an issuer that maintains its principal place of business in such country; (ii) it is traded principally in such country; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country, or has at least 50% of its assets in such country. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks are greater for ECDF's emerging countries investments.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in fixed income securities that are below investment grade or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty. Because ECDF typically invests in securities that are of lesser quality that those in its benchmark, in volatile market conditions the percentage decline in the value of ECDF is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. To a significant extent, ECDF also uses credit default swaps, which can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because ECDF is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, ECDF may be leveraged in relation to its assets. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from the Fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce the desired results).

PERFORMANCE

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are themselves tax-exempt or who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [Bar Graph]

                                         GMO EMERGING
                                         COUNTRY DEBT
                                        SHARE FUND (%)
                                      ------------------
1995                                         45.10
1996                                         65.71
1997                                         31.01
1998                                        -30.88
1999                                         32.13
2000                                         24.22
2001                                         14.25
2002                                         19.02
2003                                         35.86

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)
                      Year-to-Date (as of 3/31/04): 3.82%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2003

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        4/19/94*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                35.86%   24.84%        N/A     20.93%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     27.86%   18.46%        N/A     13.44%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            24.36%   17.38%        N/A     13.47%
-----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)               25.66%   15.40%        N/A     14.23%
-----------------------------------------------------------------------------
 EMBIG +(b)                         25.66%   15.73%        N/A     14.05%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       +(1)
  Redemption fee (as a percentage of amount redeemed)              +(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.35%(1)
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.23%(1)
  Total annual operating expenses                                  0.73%(1)
  Expense reimbursement                                            0.08%(1,2)
  Net annual expenses                                              0.65%(1)

(1) The Fund invests substantially all of its assets in Class III shares of ECDF and indirectly bears the purchase premium, redemption fee, management fee, and shareholder service fee applicable to ECDF. Total annual operating expenses represent combined fees and expenses of both Funds.
(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2005 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of GMO Trust, and certain other expenses described on page 9 of this Prospectus).

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                      ---------------------------------------   ---------------------------------------
                                      1 YEAR**   3 YEARS   5 YEARS   10 YEARS   1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                      --------   -------   -------   --------   --------   -------   -------   --------
Class III                               $142      $302      $477       $982       $116      $274      $446       $944

       ** After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results. The Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in ECDF, the Fund will be exposed to all the risks of investments in ECDF's portfolio. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through ECDF. The SAI includes more information about the Fund and its investments. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. By itself, the Fund does not constitute a complete investment program.

      -- MARKET RISK. ECDF is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by ECDF. General market risks associated with investments in fixed income securities include the following:

     FIXED INCOME SECURITIES. The value of ECDF's fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise. This kind of market risk, also called interest rate risk, will generally increase to the extent ECDF invests in fixed income securities with longer maturities and portfolios with longer durations.

     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for ECDF, which typically invests most of its assets in below investment grade securities (also called "junk bonds").

     In addition, a related market risk exists for ECDF, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, investments in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, ECDF may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of ECDF. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans).

     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

     ECDF may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent ECDF makes such investments, it will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that ECDF may be prevented from selling particular securities at the price at which ECDF values them. Because ECDF's principal investment strategies typically involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk, ECDF will tend to have increased exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk may also exist when ECDF has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).

     This risk also may be particularly pronounced for ECDF because it may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - DERIVATIVES RISK. ECDF may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. ECDF may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. ECDF may also use derivatives as a way to adjust efficiently its exposure to various securities, markets, and currencies without its actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of ECDF assets and making new investments over time. For a description of the various derivative instruments that may be utilized by ECDF, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that ECDF will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, ECDF is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when ECDF seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for ECDF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.

     The risks of derivatives are particularly pronounced for ECDF because it uses derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security), as a basic component of its investment strategy to gain exposure to fixed income securities and foreign currencies.

     In addition, ECDF may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. ECDF may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). To the extent ECDF, as an alternative to purchasing bonds directly, uses credit default swaps to obtain synthetic long exposure to corporate bonds, it will be exposed to the risk that it will be required to pay the notional value of the swap contract in the event the issuer of the security on which the swap is structured defaults on its obligation to pay. Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Because ECDF invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect ECDF's investments. In the event of a nationalization, expropriation, or other confiscation, ECDF could lose its entire investment in a foreign security.

     In addition, because ECDF invests a significant portion of its assets in the securities of issuers based in countries with "emerging market" economies, it is subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on ECDF's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of ECDF's investments. Currency risk includes both the risk that currencies in which ECDF's investments are traded or currencies in which ECDF has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     ECDF may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency ECDF owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, ECDF could lose money on its investment and also lose money on the position designed to act as a proxy hedge. ECDF may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in ECDF's currency exposure being substantially different than that suggested by its securities investments.

     If ECDF has foreign currency holdings and/or invests or trades in securities denominated in foreign currencies or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for ECDF because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange-traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund may invest substantially all of its assets in shares of ECDF, which is not diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means that ECDF is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with ECDF's investment strategies or techniques may be more pronounced for ECDF than for funds that are "diversified." In addition, ECDF may invest without limitation in shares of Short-Duration Collateral Fund and has an investment in GMO Special Purpose Holding Fund (formerly GMO Alpha LIBOR Fund), both of which are portfolios of GMO Trust offered through separate prospectuses that are not diversified within the meaning of the 1940 Act. Please refer to "Investments in GMO Funds Offered Through Separate Prospectuses" for information regarding certain risks and other information relating to Short-Duration Collateral Fund and Special Purpose Holding Fund.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, a fund whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, a fund that invests a significant portion of its assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for the Fund (through its investment in ECDF) because it may invest a significant portion of its assets in emerging markets.

     - LEVERAGING RISK. ECDF may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing. Also, the Fund's and ECDF's portfolios may be leveraged if they temporarily borrow money to meet redemption requests and/or to settle investment transactions.

     ECDF is not limited in the extent to which it may use derivatives or the absolute face value of their derivative positions. As a result, ECDF may be leveraged in relation to its assets. However, the Manager seeks to manage the effective market exposure of ECDF by controlling the projected tracking error relative to ECDF's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Because ECDF invests in fixed income securities, it is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing ECDF's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed income security is not rated, the Manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks.

     Because ECDF invests in below investment grade securities, it is subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

     In addition, ECDF is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of its securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, ECDF will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, ECDF will succeed in enforcing them. ECDF, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after ECDF has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for ECDF because it invests in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. The Fund and ECDF are subject to management risk because they rely on the Manager's ability to pursue their objectives. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund and ECDF, but there can be no guarantee that these will produce the desired results. The Manager may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund and ECDF generally do not attempt to time the market and instead generally stay fully invested in emerging country debt. However, while the Fund intends to be fully invested, it may hold more cash than other GMO Trust funds due to the more frequent redemption activity of its investors, and its performance may not match that of ECDF. Notwithstanding its benchmark, ECDF may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. For example, ECDF frequently buys securities of companies that have smaller market capitalizations, that are less liquid, and that are more volatile than securities in its benchmarks.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Because the Fund invests in ECDF, it is exposed to the risk that ECDF will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in ECDF.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund and ECDF. GMO is a private company, founded in 1977. As of May 31, 2004, GMO managed on a worldwide basis more than $63 billion for institutional investors such as pension plans, endowments, foundations, and the funds of GMO Trust (the "Trust").

     Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund and ECDF. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     The Fund does not pay the Manager a shareholder service fee. However, the Fund indirectly bears the shareholder service fee paid by ECDF to the Manager for providing client service to ECDF's shareholders and reporting, such as performance information reporting, client account information, personal and electronic access to information about ECDF, access to analysis and explanations of ECDF reports, and assistance to correct and maintain client-related information.

     The Manager does not receive from the Fund a management fee for management services rendered to the Fund. However, the Fund indirectly bears the management fee paid by ECDF to the Manager. For the fiscal year ended February 29, 2004, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.35% of ECDF's average daily net assets.

     Day-to-day management of the Fund and ECDF is the responsibility of the Manager's Fixed Income division, comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2005. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by the Fund. The Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Fund's use of "fair value" pricing, investors should note the following:

        - In certain cases, a significant percentage of ECDF's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Fund's foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because the Fund holds portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors cannot redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     PURCHASE POLICIES. An investor must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being purchased;

     - The dollar amount of shares to be purchased;

     - The date on which purchase is to be made (subject to receipt prior to the close of regular trading on that date); and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased unless the investor has instructed Shareholder Services in writing to defer the purchase to another day.

     The Trust and its agent reserve the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     MINIMUM INVESTMENT CRITERIA. An investor must have assets with a market value of at least $5 million managed by GMO and its affiliates at the time of its initial investment in the Fund (including the proposed investment in the Fund).

     You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts.

     The Fund may purchase shares of other GMO Trust funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Fund of shares of the other GMO Trust funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                       By Overnight Courier:
                   Investors Bank & Trust Company                                Investors Bank & Trust Company
                      GMO Transfer Agent MFD 23                                     GMO Transfer Agent MFD 23
                            P.O. Box 642                                        200 Clarendon Street, 16th Floor
                        Boston, MA 02117-0642                                           Boston, MA 02116

     - by exchange (from another GMO Trust fund)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     The Fund will not honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Manager. There is no assurance that the Fund will be effective in identifying or preventing market timing in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. An investor must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The signature of an authorized signatory as identified in the application;

     - The investor's name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of shares to be redeemed; and

     - The date on which redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day for the Fund shares to be redeemed. If the redemption request is received after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day for the Fund shares to be redeemed unless the investor has instructed Shareholder Services in writing to defer the redemption to another day.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing by an authorized person

     - upon request, payment will be made by check mailed to the registration address

     - the Trust may take up to seven days to remit proceeds.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

     - the Trust may take up to seven days to remit proceeds.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time: (i) the shareholder owns shares of the Fund or class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shareholder owns shares of the Fund or any class thereof equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of the Fund or class thereof. The Trustees currently have not determined a minimum amount for the Fund, nor have the Trustees determined a maximum percentage of outstanding shares for the Trust or the Fund.

     The Fund may redeem shares of other GMO Trust funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Trust funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its net income semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. The foreign withholding tax rates applicable to the Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - Investments by the Fund in ECDF and investments by ECDF in GMO Short-Duration Collateral Fund and GMO Special Purpose Holding Fund could affect the amount, timing, and character of distributions. See
       "Taxes -- Taxation Implications of Certain Investments" in the SAI.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable tax laws (including the federal alternative minimum tax).

                                 INVESTMENTS IN
                GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

     INVESTMENT BY THE FUND IN GMO EMERGING COUNTRY DEBT FUND. ECDF, a portfolio of the Trust, is offered through a separate prospectus. As noted above, the Fund typically invests substantially all of its assets in ECDF.

     ECDF's objective is high total return relative to its benchmark. ECDF primarily invests in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to sovereign debt (including Brady bonds and Euro bonds), bank loans, and corporate issues. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and OTC derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     While not a principal consideration of the Manager, the Manager normally seeks to approximate the duration of ECDF to that of its benchmark (5.76 years as of 5/31/04). ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

     The Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Market Risk -- Fixed Income Securities, Foreign Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Leveraging Risk, Liquidity Risk, Fund of Funds Risk, Non-Diversification Risk, Focused Investment Risk, Currency Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund.

     INVESTMENT BY ECDF IN GMO SHORT-DURATION COLLATERAL FUND. Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of SDCF are not publicly offered and are principally available only to other GMO Trust funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for other GMO Trust funds to achieve exposure to assets they might otherwise acquire directly.

     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SDCF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark, the J.P. Morgan U.S. 3-Month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, SDCF may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. SDCF will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's at the time of purchase, or comparable unrated securities). SDCF may continue to hold a security whose rating is downgraded to below investment grade status after purchase by SDCF.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

     ECDF's investments in SDCF are subject to the risks associated with investments in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk. As a result, shareholders of the Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

     INVESTMENT BY ECDF OF GMO SPECIAL PURPOSE HOLDING FUND. GMO Special Purpose Holding Fund ("SPHF") (formerly GMO Alpha LIBOR Fund), a portfolio of the Trust, is offered through a separate prospectus. Shares of SPHF are not publicly offered, and SPHF is presently closed to new investment.

     SPHF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse certain of SPHF's operating expenses through at least June 30, 2005 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, extraordinary, non-recurring and certain other unusual expenses (including taxes), and certain other expenses, to the extent applicable, as described on page 9).

     SPHF's investment objective is total return. SPHF is not a "diversified" investment company within the meaning of the Investment Company Act of 1940. As of the date of this Prospectus, SPHF's assets consist of an interest in a special purpose vehicle that holds defaulted asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc., special purpose corporations organized by National Premier Financial Services, a subsidiary of National Century Financial Enterprises, claims against various parties arising out of the Fund's purchase of such securities, and cash and cash items.

     Because the Fund holds shares in SPHF, it is subject to the risks associated with an interest in defaulted asset-backed securities. The principal risks of holding shares in SPHF include Litigation-Related Risk (risk that SPHF's interest in the special purpose vehicle may be of insufficient value to cover the Fund's losses and that any recovery may be used to offset costs associated with the litigation), Liquidity Risk, Non-Diversification Risk, Market Risk -- Fixed Income Securities, Credit and Counterparty Risk, and Management Risk. As a result, shareholders of the Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

     Additional information on SDCF and SPHF is set forth in separate prospectuses.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered.

EMERGING COUNTRY DEBT SHARE FUND

                                                                                    CLASS III SHARES
                                                       --------------------------------------------------------------------------
                                                                                       YEAR ENDED
                                                                                    FEBRUARY 28/29,
                                                       --------------------------------------------------------------------------
                                                         2004              2003              2002               2001       2000
                                                       --------           -------           -------           --------    -------
Net asset value, beginning of period.................  $   9.56           $  9.25           $  8.90           $   8.70    $  6.84
                                                       --------           -------           -------           --------    -------
Income from investment operations:
  Net investment income(a)...........................      1.10+             0.83+             1.03+              1.33+      1.10
  Net realized and unrealized gain (loss)............      1.73              0.57              0.51               0.23       1.97
                                                       --------           -------           -------           --------    -------
        Total from investment operations.............      2.83              1.40              1.54               1.56       3.07
                                                       --------           -------           -------           --------    -------
Less distributions to shareholders:
  From net investment income.........................     (1.85)            (1.09)            (1.19)             (1.36)     (1.20)
  From net realized gains............................     (0.49)               --                --                 --      (0.01)
                                                       --------           -------           -------           --------    -------
        Total distributions..........................     (2.34)            (1.09)            (1.19)             (1.36)     (1.21)
                                                       --------           -------           -------           --------    -------
Net asset value, end of period.......................  $  10.05           $  9.56           $  9.25           $   8.90    $  8.70
                                                       ========           =======           =======           ========    =======
Total Return(b)......................................     29.91%            15.81%            18.47%             18.71%     46.71%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................  $100,943           $66,140           $89,952           $102,481    $86,280
  Net expenses to average daily net assets(c)........      0.00%(d)          0.00%(d)          0.00%(d)           0.00%      0.00%
  Net investment income to average daily net
    assets(a)........................................     10.06%             8.88%            11.43%             14.39%     14.22%
  Portfolio turnover rate............................        20%               30%               14%                 0%         0%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................      0.08%             0.08%             0.06%              0.03%      0.04%

(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in ECDF.
(d)The ratio of net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's SAI are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     Investors can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Certain portfolio information (e.g., portfolio holdings) may be made available to shareholders, consultants, data vendors, and other investment professionals who request it more frequently than that information is otherwise made publicly available. However, such information will be disclosed only if the Fund has a legitimate business purpose for doing so and the recipient signs a confidentiality agreement. Neither GMO Trust nor GMO will receive any compensation in connection with providing portfolio information.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                                INVESTMENT COMPANY ACT FILE NO. 811-4347